UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-03015
Ohio National Fund, Inc.

(Exact name of registrant as specified in charter)

One Financial Way, Cincinnati, Ohio	45242

(Address of principal executive offices)	(Zip code)
CT Corporation 300 E. Lombard St. Suite 1400 Baltimore, MD 21202

(Name and address of agent for service)
Registrant’s telephone number, including area code: 513-794-6971
Date of fiscal year end: December 31
Date of reporting period: June 30, 2009
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports To Stockholders.

OHIO NATIONAL FUND, INC.

TABLE OF CONTENTS

President’s Message	1

Directors and Officers of Ohio National Fund, Inc.	2

The following pages contain Management’s Discussion of Fund Performance, Portfolio Composition, and Financial Statements (Unaudited) for each of the Fund’s Portfolios:
Equity Portfolio	3
Money Market Portfolio	10
Bond Portfolio	15
Omni Portfolio	23
International Portfolio	31
Capital Appreciation Portfolio	40
Millennium Portfolio	47
International Small-Mid Company Portfolio	53
Aggressive Growth Portfolio	60
Small Cap Growth Portfolio	66
Mid Cap Opportunity Portfolio	73
S&P 500® Index Portfolio	79
Strategic Value Portfolio	90
High Income Bond Portfolio	96
Capital Growth Portfolio	108
Nasdaq-100® Index Portfolio	115
Bristol Portfolio	121
Bryton Growth Portfolio	127
U.S. Equity Portfolio	133
Balanced Portfolio	139
Income Opportunity Portfolio	147
Target VIP Portfolio	155
Target Equity/Income Portfolio	162
Bristol Growth Portfolio	168
Notes to Financial Statements (Unaudited)	174
Additional Information (Unaudited)	197
Information About Directors and Officers (Unaudited)	200

[THIS PAGE INTENTIONALLY LEFT BLANK]

President’s Message

Dear Investor:

The first half of 2009 was one of two distinctly different paths for the market. Many believed that the market hit bottom in March, as the first quarter of 2009 was a painful continuation of 2008. The S&P 500 Index returned -11.0 percent, bringing the total loss since the October 2007 high to -47.2 percent.

The second quarter of 2009 brought a significant rebound in equities with the S&P 500 Index returning 15.9 percent. That rally brought 2009 returns into positive territory with a 3.2 percent return. International returns were similar, with negative returns in the first quarter and positive returns in the second for overall positive returns year-to-date through June 30.

Bonds produced similar performances as well, although the negative returns in the first quarter were not as severe as for equities. The Merrill Lynch U.S. Corporate Master Index returned -1.4 percent in the first quarter, but improved to 10.8 percent in the second quarter. Credit spreads tightened in the first quarter as the credit markets slowly began to open up with accelerating spread compression in the second quarter. This drove prices on bonds higher, albeit from artificially low year-end 2008 levels.

The Ohio National Fund

In general, the Portfolios in the Ohio National Fund performed well in the first half of 2009, with most posting positive returns and either beating their benchmarks or ranking in the top half of their peer groups. Funds that performed well included the Equity Portfolio sub-advised by Legg Mason. After several difficult years where value managers performed poorly, the Equity Portfolio outperformed its benchmark by almost 1,000 basis points. The Bond Portfolio managed by Ohio National Investments, Inc. also performed very well, outperforming its benchmark and ranking in the top decile of its peer group, as the Portfolio was positioned for a rising interest rate environment and improving credit conditions.

Finally, all of the Portfolios sub-advised by Suffolk Capital Management performed well, beating their benchmarks by anywhere from 365 basis points to almost 1,000 basis points, and ranking no worse than the top third of their peer groups.

Looking Ahead

Is the glass half full or half empty and where are these “green shoots” occurring in the economy? In other words, do we believe the recovery is unfolding? Many leading economic indicators are showing a nice bounce from lows experienced during the first quarter of 2009, but clearly not back to pre-recession levels. Unemployment and housing will continue to be a drag on economic performance well into 2010, as consumer spending continues to be constrained. However, the recent massive monetary stimulus as well as growing stability in the financial sector is expected to commence providing positive results later in the year that will set the stage for a modest recovery in 2010. Is the worst behind us? Although it is too early to call the current period an economic recovery, recent economic data would support an improving trend.

Thank you for entrusting your assets to the Ohio National Fund. We look forward to continuing to serve your investment needs.

Sincerely,
John J. Palmer, FSA
President

Directors and Officers of Ohio National Fund, Inc.

John J. Palmer, President and Director
L. Ross Love, Director
James E. Bushman, Director
George M. Vredeveld, Director
John I. Von Lehman, Director
Thomas A. Barefield, Vice President
Christopher A. Carlson, Vice President
Dennis R. Taney, Chief Compliance Officer
R. Todd Brockman, Treasurer
Catherine E. Gehr, Assistant Treasurer
Kimberly A. Plante, Secretary
Katherine L. Carter, Assistant Secretary

The Statement of Additional Information of Ohio National Fund, Inc. (the “Fund”) includes additional information about the Fund Directors and is available, without charge, upon request, by calling 877-781-6392 toll-free.

A description of the policies and procedures that the Fund uses in voting proxies relating to Fund securities, as well as information regarding how the Fund voted proxies during the most recent twelve-month period ended June 30, 2009, is available without charge, upon request, by calling 877-781-6392 toll-free and on the Securities and Exchange Commission (the “Commission”) website at http://www.sec.gov.

The Fund has filed its Schedules of Investments as of March 31 and September 30 with the Commission, as required, on Form N-Q. Form N-Q is required to be filed with the Commission for the first and third quarters of each fiscal year within sixty days after the end of each period and is available on the Commission website upon acceptance of each submission. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information about the Public Reference Room is available by calling 1-800-SEC-0330.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus of Ohio National Fund, Inc. For a prospectus containing more complete information, including charges and expenses, please contact Ohio National Investments, Inc., One Financial Way, Cincinnati, OH 45242, telephone 513-794-6100.

Ohio National Fund, Inc.
Equity Portfolio

 Objective/Strategy

The Equity Portfolio seeks long-term growth of capital by investing primarily in common stocks or other equity securities.

 Performance as of June 30, 2009

Average Annual Total Returns:
One year	-29.84%
Five years	-10.04%
Ten years	-3.92%

Past performance does not guarantee future results.  The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the six-month period ended June 30, 2009, the Equity Portfolio returned 12.59% versus 3.16% for the current benchmark, the S&P 500 Index.

The first six months of 2009 witnessed extreme volatility in the equity markets. After investors breathed a sigh of relief to close the book on 2008, the bear market showed it was not yet finished, taking stocks down substantially during the first two months of the year. A bottom was hit in early March, and a monster rebound ensued. Overall, lower quality names and smaller stocks led the way higher, in part because they sold off the most during the market decline. The rally tapered into the end of June, but by some measures the move off the March bottom was still one of the sharpest since the Great Depression. Many asset classes — from junk bonds to emerging market equities to domestic large caps — are back above water and then some for the first half of the year. For the six-month period, small caps led the way higher, as the Russell 2000 Index gained 11.4%. The midcap S&P 400 Index posted a respectable 8.5% return, and the large cap S&P 500 Index gained 3.2%.

While Amazon.com, Inc.’s shares succumbed to the broader macro fears in the back half of 2008, the stock has made back most of its losses since bottoming out in November. The company was able to defy the broader retail trends with low prices and a new subscription shipping service. The company is now situated online in a similar fashion to Costco and Wal-Mart. Amazon.com Inc. was able to post strong results for both the fourth quarter of 2008 and the first quarter of 2009, and also launched its much-hyped Kindle 2 in February. We believe that initiative, along with its digital media distribution, Amazon Prime and Amazon Web Services should help to drive longer-term growth.(1)

Sears Holdings Corp. staged a significant rally in the six-month period as concern over the poor health of the consumer began to wane. Indeed, nearly $103 billion in stimulus spending has brought the consumer back from the precipice, with consumer confidence in May hitting levels not seen since September 2008, according to the Conference Board. Sears Holdings Corp. rallied in April after pre-announcing fiscal first quarter results significantly above expectations, carrying that momentum into June. Investors grew encouraged by the company’s cost controls and improved inventory management, as well as the company’s amendment of its credit facility to significantly increase funds available. While we are encouraged by the stock’s recent performance, we believe shares still have room to run, as Sears Holdings Corp. continues to show improvement under the stewardship of Chairman Eddie Lampert.(1)

Several financial stocks were able to overcome first-half sell-offs to achieve a substantial return over the six-month period. A good example of this was insurer Aflac, Inc., which has suffered from fears about losses in its investment portfolio, particularly on hybrid securities, which in turn scared many investors away from the stock. However, those losses have been less than forecast and we believe that developments here will continue to positively surprise investors. We also think that the long-term liabilities of the company allow it time to earn its way out of any capital hole. Moreover, Aflac, Inc. enjoys substantial capital reserves, and the company continues to have access to the capital markets as well as to roll debt. We see considerable upside to the stock from here. Another example of a financial stock that used the recovery rally in the second quarter to claw back substantial gains was The Goldman Sachs Group, Inc. The Goldman Sachs Group, Inc.’s security portfolio, trading operations, and investment banking division should all benefit from improvements in the capital markets, including massive amounts of equity issuance in the second quarter.(1)

Power producer The AES Corp. was one of the top Portfolio performers in the first half, as The AES Corp.’s ability to raise power prices helped the stock nearly double during the six-month period. The AES Corp.’s stock also benefited from a strong analyst day presentation, where CEO Paul Hanrahan said that while the financial crisis had impinged on the company’s ability to allocate capital, The AES Corp. has largely opted for simply increasing its hurdle rates across the board. We believe this decision will prove beneficial to shareholders over the longer term, as they listed buying back stock as one of the best options available to increase shareholder value. While the company’s guidance for earnings per share in 2010 and 2011 were in line with consensus expectations, free cash flow guidance was above analysts’ forecast, which creates more options for management to create value for shareholders.(1)

Bank of America Corp. detracted from the overall Portfolio performance, as the need for more money at the company in the first weeks of the year raised the risk of further government intervention in Bank of America Corp. and Citigroup, Inc. After the experiences of 2008 with the government, we sold our positions in the large banks due to the political uncertainties government involvement brought with it. General Electric Co. faced similar struggles, with the industrial giant’s finance arm, GE Capital, catapulting the company into the penalty box during the first half of 2009. Many wondered whether the finance arm would pull the

(continued)

Ohio National Fund, Inc.
Equity Portfolio (Continued)

company down further, or weaken General Electric Co. to such an extent that it would have to turn to the government as well.(1)

Eastman Kodak Co. also acted as a drag on performance after the company cut its dividend in an effort to conserve cash following first-quarter results. The company has come under pressure as consumers cut back on spending, especially on discretionary products like cameras and printers. Despite the challenges, we continue to believe Eastman Kodak Co. is an attractive turnaround story and that shares will rebound from current levels. For example, we are encouraged by the company’s strategy of building partnerships with other companies to develop new technologies such as image sensors and electro-photographic printing versus going it alone and developing these technologies on their own.(1)

Finally, the managed-care organizations, Aetna, Inc. and UnitedHealth Group, Inc., hurt the Portfolio’s performance in the first half, with fears of a negative underwriting cycle in 2008 giving way to the regulatory realities under the Obama administration. Health care reform is likely to mean lower profits for the managed-care companies, according to administration officials, which should reduce health care costs for the population as a whole. However, the stock is still undervalued, as the company should see higher margins cyclically over the next several quarters and trades for single-digit earnings multiples. Both Aetna, Inc. and UnitedHealth Group, Inc. continue to have upside from current levels.(1)

We continue to be quite optimistic about the outlook for the U.S. equity market over the next year or two. We believe a cyclical bull market began in March 2009 that could carry the S&P 500 to between 1250 and 1350 by the end of 2010 or the first half of 2011. We think the impetus for rising stock prices will be a recovery in corporate profits as the U.S. economy emerges from its sharpest downturn in several decades. We think the severity of the previous downturn argues for a fairly sharp snapback in gross domestic product initially, with growth leveling out at a moderate, but still attractive, rate after that.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2009.

 Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P 500 Index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index presented herein includes the effects of reinvested dividends.

(continued)

Ohio National Fund, Inc.
Equity Portfolio (Continued)

 Portfolio Composition as of June 30, 2009 (1)

% of Net Assets

Common Stocks (3)	99.8
Repurchase Agreements Less Net Liabilities	0.2

100.0

 Top 10 Portfolio Holdings as of June 30, 2009 (1) (2)

		% of Net Assets

1.	AES Corp. / The	8.7
2.	Aetna, Inc.	4.4
3.	eBay, Inc.	4.3
4.	Sears Holdings Corp.	4.3
5.	UnitedHealth Group, Inc.	4.2
6.	State Street Corp.	3.8
7.	Yahoo!, Inc.	3.7
8.	Hewlett-Packard Co.	3.6
9.	Aflac, Inc.	3.4
10.	Cisco Systems, Inc.	3.3

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets

Information Technology	30.3
Financials	25.7
Consumer Discretionary	14.8
Health Care	12.9
Utilities	8.9
Industrials	2.3
Energy	1.5
Consumer Staples	1.4
Materials	1.2
Telecommunication Services	0.8

99.8

Ohio National Fund, Inc.
Equity Portfolio

Schedule of Investments	June 30, 2009 (Unaudited)

		Fair
Common Stocks – 99.8%	Shares	Value

CONSUMER DISCRETIONARY – 14.8%
Internet & Catalog Retail – 3.3%
Amazon.com, Inc. (a)	75,150	$6,287,049

Leisure Equipment & Products – 1.3%
Eastman Kodak Co.	867,990	2,569,250

Media – 3.8%
Time Warner Cable, Inc.	56,210	1,780,171
Time Warner, Inc.	223,500	5,629,965

		7,410,136

Multiline Retail – 6.4%
J.C. Penney Co., Inc.	142,900	4,102,659
Sears Holdings Corp. (a)	125,200	8,328,304

		12,430,963

TOTAL CONSUMER DISCRETIONARY		28,697,398

CONSUMER STAPLES – 1.4%
Beverages – 0.4%
PepsiCo, Inc.	14,500	796,920

Personal Products – 1.0%
Avon Products, Inc.	75,900	1,956,702

TOTAL CONSUMER STAPLES		2,753,622

ENERGY – 1.5%
Oil, Gas & Consumable Fuels – 1.5%
Chesapeake Energy Corp.	52,300	1,037,109
ConocoPhillips	43,000	1,808,580

TOTAL ENERGY		2,845,689

FINANCIALS – 25.7%
Capital Markets – 6.4%
Goldman Sachs Group, Inc. / The	34,700	5,116,168
State Street Corp.	154,700	7,301,840

		12,418,008

Commercial Banks – 2.3%
Wells Fargo & Co.	182,000	4,415,320

Consumer Finance – 3.2%
American Express Co.	79,100	1,838,284
Capital One Financial Corp.	196,300	4,295,044

		6,133,328

Diversified Financial Services – 7.9%
Bank of America Corp.	283,800	3,746,160
CME Group, Inc.	7,500	2,333,325
JPMorgan Chase & Co.	129,600	4,420,656
NYSE Euronext	174,500	4,755,125

		15,255,266

Insurance – 5.9%
Aflac, Inc.	208,300	6,476,047
Allstate Corp. / The	95,300	2,325,320
Prudential Financial, Inc.	67,900	2,527,238

		11,328,605

TOTAL FINANCIALS		49,550,527

HEALTH CARE – 12.9%
Biotechnology – 2.7%
Amgen, Inc. (a)	97,500	5,161,650

Health Care Equipment & Supplies – 0.7%
Medtronic, Inc.	42,500	1,482,825

Health Care Providers & Services – 8.6%
Aetna, Inc.	339,200	8,496,960
UnitedHealth Group, Inc.	325,500	8,130,990

		16,627,950

Pharmaceuticals – 0.9%
Merck & Co., Inc.	60,100	1,680,396

TOTAL HEALTH CARE		24,952,821

INDUSTRIALS – 2.3%
Aerospace & Defense – 0.6%
Boeing Co. / The	26,100	1,109,250

Industrial Conglomerates – 1.1%
3M Co.	23,000	1,382,300
General Electric Co.	72,800	853,216

		2,235,516

Machinery – 0.6%
Deere & Co.	28,600	1,142,570

TOTAL INDUSTRIALS		4,487,336

INFORMATION TECHNOLOGY – 30.3%
Communications Equipment – 3.3%
Cisco Systems, Inc. (a)	344,600	6,423,344

Computers & Peripherals – 7.6%
EMC Corp. (a)	146,900	1,924,390
Hewlett-Packard Co.	178,800	6,910,620
International Business Machines Corp.	56,200	5,868,404

		14,703,414

Internet Software & Services – 10.3%
eBay, Inc. (a)	490,100	8,395,413
Google, Inc. Class A (a)	10,150	4,279,139
Yahoo!, Inc. (a)	455,100	7,126,866

		19,801,418

Semiconductors & Semiconductor Equipment – 3.1%
Texas Instruments, Inc.	281,400	5,993,820

Software – 6.0%
CA, Inc.	359,900	6,273,057
Electronic Arts, Inc. (a)	163,300	3,546,876
Microsoft Corp.	75,900	1,804,143

		11,624,076

TOTAL INFORMATION TECHNOLOGY		58,546,072

MATERIALS – 1.2%
Metals & Mining – 1.2%
Nucor Corp.	52,600	2,337,018

TOTAL MATERIALS		2,337,018

(continued)

Ohio National Fund, Inc.
Equity Portfolio (Continued)

Schedule of Investments	June 30, 2009 (Unaudited)

		Fair
Common Stocks – 99.8%	Shares	Value

TELECOMMUNICATION SERVICES – 0.8%
Diversified Telecommunication Services – 0.8%
AT&T, Inc.	63,000	$1,564,920

TOTAL TELECOMMUNICATION SERVICES		1,564,920

UTILITIES – 8.9%
Electric Utilities – 0.2%
Exelon Corp.	6,600	337,986

Independent Power Producers & Energy Traders – 8.7%
AES Corp. / The (a)	1,452,400	16,862,364

TOTAL UTILITIES		17,200,350

Total Common Stocks (Cost $230,932,924)		$192,935,753

	Face	Fair
Repurchase Agreements – 3.2%	Amount	Value

Bank of America 0.020% 07/01/2009	$6,148,577	$6,148,577

Agreement date: 06/30/2009
Repurchase price $6,148,580
Collateralized by:
Federal Home Loan Mortgage Corp. #31359MGT4 6.250%, 02/01/2011 Fair Value: $6,274,345
Total Repurchase Agreements (Cost $6,148,577)		$6,148,577

Total Investments – 103.0% (Cost $237,081,501) (b)		$199,084,330
Liabilities in Excess of Other Assets – (3.0)%		(5,831,655)

Net Assets – 100.0%		$193,252,675

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 8 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Equity Portfolio

 Statement of Assets and Liabilities

June 30, 2009 (Unaudited)

Assets:
Investments in securities, at fair value (Cost $230,932,924)	$192,935,753
Repurchase agreements	6,148,577
Cash	1
Receivable for fund shares sold	38,637
Dividends and accrued interest receivable	106,161
Prepaid expenses and other assets	1,669

Total assets	199,230,798

Liabilities:
Payable for securities purchased	978,868
Payable for fund shares redeemed	4,834,946
Payable for investment management services	128,796
Payable for compliance services	399
Accrued custody expense	1,693
Accrued professional fees	6,706
Accrued accounting fees	11,948
Accrued printing and filing fees	14,767

Total liabilities	5,978,123

Net assets	$193,252,675

Net assets consist of:
Par value, $1 per share	$13,014,633
Paid-in capital in excess of par value	342,404,653
Accumulated net realized loss on investments	(124,882,608)
Net unrealized depreciation on investments	(37,997,171)
Undistributed net investment income	713,168

Net assets	$193,252,675

Shares outstanding	13,014,633

Authorized Fund shares allocated to Portfolio	25,000,000

Net asset value per share	$14.85

 Statement of Operations

For the Six-Month Period Ended June 30, 2009 (Unaudited)

Investment income:
Interest	$4,929
Dividends	1,152,180

Total investment income	1,157,109

Expenses:
Management fees	690,631
Custodian fees	8,722
Directors’ fees	9,681
Professional fees	11,199
Accounting fees	34,160
Printing and filing fees	12,305
Compliance expense	2,563
Other	3,398

Total expenses	772,659

Net investment income	384,450

Realized/unrealized gain (loss) on investments:
Net realized gain (loss) on investments	(40,358,510)
Change in unrealized appreciation/depreciation on investments	61,341,647

Net realized/unrealized gain (loss) on investments	20,983,137

Change in net assets from operations	$21,367,587

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Equity Portfolio

 Statements of Changes in Net Assets

	Six-Month Period	Year Ended
	Ended June 30, 2009	December 31,
	(Unaudited)	2008

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$384,450	$2,971,115
Net realized gain (loss) on investments	(40,358,510)	(77,156,737)
Change in unrealized appreciation/depreciation on investments	61,341,647	(176,365,358)

Change in net assets from operations	21,367,587	(250,550,980)

Distributions to shareholders:
Distributions from net investment income	—	(2,642,397)

Capital transactions:
Received from shares sold	11,991,155	87,902,505
Received from dividends reinvested	—	2,642,397
Paid for shares redeemed	(27,616,350)	(154,908,853)

Change in net assets from capital transactions	(15,625,195)	(64,363,951)

Change in net assets	5,742,392	(317,557,328)
Net Assets:
Beginning of period	187,510,283	505,067,611

End of period	$193,252,675	$187,510,283

Undistributed net investment income	$713,168	$328,718

 Financial Highlights

	Six-Month Period
	Ended June 30, 2009		Years Ended December 31,
	(Unaudited)		2008	2007	2006	2005

Selected Per-Share Data:
Net asset value, beginning of period	$13.19		$29.65	$31.52	$29.55	$27.85
Operations:
Net investment income (loss)	0.03		0.22	0.02	(0.01)	(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	1.63		(16.48)	(1.88)	1.98	1.71

Total from operations	1.66		(16.26)	(1.86)	1.97	1.70

Distributions:
Distributions from net investment income	—		(0.20)	(0.01)	—	—

Net asset value, end of period	$14.85		$13.19	$29.65	$31.52	$29.55

Total return	12.59	%(b)	–54.81%	–5.89%	6.67%	6.10%
Ratios and supplemental data:
Net assets at end of period (millions)	$193.3		$187.5	$505.1	$550.1	$540.7
Ratios to average net assets:
Expenses	0.88	%(a)	0.84%	0.84%	0.86%	0.88%
Net investment income (loss)	0.44	%(a)	0.89%	0.05%	–0.04%	–0.03%
Portfolio turnover rate	18%		39%	23%	13%	20%

(a)	Annualized.

(b)	Not annualized.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Money Market Portfolio

 Portfolio Composition as of June 30, 2009 (1)

% of Net Assets

Short-Term Notes (2)	65.5
Money Market Funds	12.3
U.S. Treasury Obligations	4.1
Repurchase Agreements and
Other Net Assets	18.1

100.0

 Top 10 Portfolio Holdings as of June 30, 2009 (1)

		% of Net Assets

1.	Nestle Capital Corp., 0.010%, 07/01/2009	4.1
2.	Wells Fargo & Co., 0.030%, 07/01/2009	4.1
3.	American Express Credit Corp, 0.170%, 07/01/2009	4.1
4.	John Deere Capital Corp., 0.130%, 07/01/2009	4.1
5.	HSBC Finance Corp., 0.080%, 07/01/2009	4.1
6.	Citigroup Funding Inc., 0.170%, 07/01/2009	4.1
7.	Prudential Funding LLC, 0.080%, 07/01/2009	4.1
8.	Federated Prime Cash Obligations Fund Institutional Class	4.1
9.	Fidelity Institutional Money Market Funds Money Market Portfolio – Class I	4.1
10.	Fidelity Institutional Money Market Funds Prime Money Market Portfolio – Class I	4.1

(1)	Composition of Portfolio subject to change.

(2)	Sectors:

% of Net Assets

Financials	40.9
Consumer Staples	8.2
Health Care	8.2
Energy	4.1
Materials	4.1

65.5

Ohio National Fund, Inc.
Money Market Portfolio

Schedule of Investments	June 30, 2008 (Unaudited)

	Face	Amortized
Short-Term Notes – 65.5%	Amount	Cost

CONSUMER STAPLES – 8.2%
Beverages – 4.1%
Coca-Cola Co./The 0.200%, 07/07/2009 (a)	$5,000,000	$4,999,833
0.150%, 07/09/2009 (a)	10,000,000	9,999,667

		14,999,500

Food Products – 4.1%
Nestle Capital Corp. 0.010%, 07/01/2009 (a)	15,000,000	15,000,000

TOTAL CONSUMER STAPLES		29,999,500

ENERGY – 4.1%
Oil, Gas & Consumable Fuels – 4.1%
Chevron Funding Corp. 0.170%, 07/02/2009	15,000,000	14,999,929

TOTAL ENERGY		14,999,929

FINANCIALS – 40.9%
Capital Markets – 3.8%
UBS Finance Delaware LLC 0.160%, 07/01/2009	8,972,000	8,972,000
Goldman Sachs Group, Inc./The 0.160%, 07/07/2009	5,000,000	4,999,867

		13,971,867

Commercial Banks – 4.1%
Wells Fargo & Co. 0.030%, 07/01/2009	15,000,000	15,000,000

Consumer Finance – 16.5%
American Express Credit Corp. 0.170%, 07/01/2009	15,000,000	15,000,000
American Honda Finance Corp. 0.230%, 07/10/2009	5,000,000	4,999,712
0.230%, 07/13/2009	5,000,000	4,999,617
0.220%, 07/15/2009	5,000,000	4,999,572
John Deere Capital Corp. 0.130%, 07/01/2009 (a)	15,000,000	15,000,000
Toyota Motor Credit Corp. 0.200%, 07/06/2009	15,000,000	14,999,583

		59,998,484

Diversified Financial Services – 12.4%
HSBC Finance Corp. 0.080%, 07/01/2009	15,000,000	15,000,000
General Electric Capital Corp. 0.150%, 07/16/2009	15,000,000	14,999,063
Citigroup Funding Inc. 0.170%, 07/01/2009	15,000,000	15,000,000

		44,999,063

Insurance – 4.1%
Prudential Funding LLC 0.080%, 07/01/2009	15,000,000	15,000,000

TOTAL FINANCIALS		148,969,414

HEALTH CARE – 8.2%
Pharmaceuticals – 8.2%
Johnson & Johnson 0.200%, 07/01/2009 (a)	10,000,000	10,000,000
0.150%, 07/08/2009 (a)	5,000,000	4,999,854
Merck & Co., Inc. 0.160%, 07/17/2009	5,000,000	4,999,644
0.150%, 07/29/2009	10,000,000	9,998,833

TOTAL HEALTH CARE		29,998,331

MATERIALS – 4.1%
Chemicals – 4.1%
E.I. DuPont de Nemours & Co. 0.220%, 07/14/2009 (a)	10,000,000	9,999,206
0.220%, 07/28/2009 (a)	5,000,000	4,999,175

TOTAL MATERIALS		14,998,381

Total Short-Term Notes (Cost $238,965,555)		$238,965,555

		Fair
Money Market Funds – 12.3%	Shares	Value

Federated Prime Cash Obligations Fund Institutional Class	15,000,000	$15,000,000
Fidelity Institutional Money Market Funds Money Market Portfolio – Class I	15,000,000	15,000,000
Fidelity Institutional Money Market Funds Prime Money Market Portfolio – Class I	15,000,000	15,000,000

Total Money Market Funds (Cost $45,000,000)		$45,000,000

	Face	Amortized
U.S. Treasury Obligations – 4.1%	Amount	Cost

U.S. Treasury Bill 0.050%, 07/23/2009	$15,000,000	$14,999,542

Total U.S. Treasury Obligations (Cost $14,999,542)		$14,999,542

(continued)

Ohio National Fund, Inc.
Money Market Portfolio (Continued)

Schedule of Investments	June 30, 2008 (Unaudited)

	Face	Amortized
Repurchase Agreements – 15.9%	Amount	Cost

U.S. Bank 0.010% 07/01/2009	$57,907,000	$57,907,000

Agreement date: 06/30/2009
Repurchase price $57,907,016
Collateralized by:
Federal National Mortgage Association
#31385XAH0 5.000%, 04/01/2033 Fair Value: $59,065,196
Total Repurchase Agreements (Cost $57,907,000)		57,907,000

Total Investments – 97.8% (Cost $356,872,097) (b)		$356,872,097
Other Assets in Excess of Liabilities – 2.2%		7,866,705

Net Assets – 100.0%		$364,738,802

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Security exempt from registration under Section 4 (2) of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers under Rule 144A. At June 30, 2009, the value of these securities totaled $74,997,735 or 20.6% of the Portfolio’s net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.

(b)	Represents cost for Federal income tax and financial reporting purposes. See also Note 2 regarding the use of amortized cost for valuation of instruments in this Portfolio.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Money Market Portfolio

 Statement of Assets and Liabilities

June 30, 2009 (Unaudited)

Assets:
Investments in securities, at amortized cost	$298,965,097
Repurchase agreements	57,907,000
Cash	95
Due from adviser	21,977
Receivable for fund shares sold	8,518,077
Accrued interest receivable	23,366
Prepaid expenses and other assets	359

Total assets	365,435,971

Liabilities:
Payable for fund shares redeemed	564,582
Payable for investment management services	71,906
Payable for compliance services	399
Accrued custody expense	2,261
Accrued professional fees	8,243
Accrued accounting fees	23,680
Accrued printing and filing fees	26,098

Total liabilities	697,169

Net assets	$364,738,802

Net assets consist of:
Par value, $1 per share	$36,473,893
Paid-in capital in excess of par value	328,264,909

Net assets	$364,738,802

Shares outstanding	36,473,893

Authorized Fund shares allocated to Portfolio	50,000,000

Net asset value per share	$10.00

 Statement of Operations

For the Six-Month Period Ended June 30, 2009 (Unaudited)

Investment income:
Interest	$411,906

Expenses:
Management fees	481,731
Custodian fees	14,328
Directors’ fees	22,974
Professional fees	17,911
Accounting fees	77,125
Printing and filing fees	30,489
Compliance expense	2,563
Temporary guarantee program expense	52,099
Other	633

Total expenses	699,853
Less expenses voluntarily reduced or reimbursed by adviser	(287,947)

Net expenses	411,906

Net investment income	—

Change in net assets from operations	$—

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Money Market Portfolio

 Statements of Changes in Net Assets

	Six-Month Period	Year Ended
	Ended June 30, 2009	December 31,
	(Unaudited)	2008

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$—	$6,638,684

Distributions to shareholders:
Distributions from net investment income	—	(6,638,684)

Capital transactions:
Received from shares sold	180,621,485	877,274,014
Received from dividends reinvested	—	6,638,684
Paid for shares redeemed	(218,432,353)	(817,575,412)

Change in net assets from capital transactions	(37,810,868)	66,337,286

Change in net assets	(37,810,868)	66,337,286
Net Assets:
Beginning of period	$402,549,670	$336,212,384

End of period	$364,738,802	$402,549,670

 Financial Highlights

	Six-Month Period
	Ended June 30, 2009		Years Ended December 31,
	(Unaudited)		2008	2007	2006	2005

Selected Per-Share Data:
Net asset value, beginning of period	$10.00		$10.00	$10.00	$10.00	$10.00
Operations:
Net investment income	—		0.17	0.48	0.47	0.27

Distributions:
Distributions from net investment income	—		(0.17)	(0.48)	(0.47)	(0.27)

Net asset value, end of period	$10.00		$10.00	$10.00	$10.00	$10.00

Total return	0.00	%(b)	1.77%	4.92%	4.79%	2.92%
Ratios and supplemental data:
Net assets at end of period (millions)	$364.7		$402.5	$336.2	$254.4	$169.6
Ratios to average net assets:
Ratios net of expenses voluntarily reduced or reimbursed by adviser:
Expenses	0.22	%(a)	0.32%	0.31%	0.32%	0.33%
Net investment income	0.00	%(a)	1.72%	4.79%	4.72%	2.92%
Ratio assuming no expenses voluntarily reduced or reimbursed by adviser:
Expenses	0.37	%(a)	0.35%	0.32%	0.35%	0.37%
(a) Annualized.

(b) Not annualized.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Bond Portfolio

 Objective/Strategy

The Bond Portfolio seeks to obtain a high level of income and opportunity for capital appreciation consistent with the preservation of capital by investing primarily in intermediate-term and long-term fixed income securities.

 Performance as of June 30, 2009

Average Annual Total Returns:
One year	-0.35%
Five years	2.61%
Ten years	4.68%

Past performance does not guarantee future results.  The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the six-month period ended June 30, 2009, the Bond Portfolio returned 11.45% versus 9.23% for the current benchmark, the Merrill Lynch U.S. Corporate Master Index (“the Merrill Lynch Index”).

The year 2009 started out as dismally as 2008 ended. The severe economic recession of 2008 continued into 2009. The problems with residential mortgage loans only deepened, and concerns that the world-wide financial system may collapse kept investors and government officials on edge. The S&P 500 Index declined 24.6% from the start of the year through March 9 and corporate credit spreads were very wide from the start of the year through the end of March. During March, however, financial markets began to improve because of the cumulative effects of a very accommodative Federal Reserve, passage by the U.S. government of a huge economic stimulus package, direct equity investments into large financial institutions on the part of the federal government, and statements by federal officials that large financial institutions would not be allowed to fail. From March 9 through June 30, 2009, the S&P 500 Index had a positive return of 36.9%, and the credit spread for the Merrill Lynch U.S. Corporate Master Index tightened from 600 basis points on March 31 to 331 basis points on June 30th.

The Portfolio’s performance exceeded that of the benchmark primarily because the Portfolio had lower average credit quality than the Merrill Lynch Index, and lower quality credits performed better as credit markets stabilized. In addition, the duration of the Portfolio was shorter than the duration of the Merrill Lynch Index. This benefited the Portfolio because Treasury yields rose in the first half of the year as capital markets discounted the U.S. government’s need to finance its large budget deficit. The best performing bonds had equity-type returns, and were among the worst performing bonds in 2008. These very good performing bonds included Teck Cominco Ltd. (a mining company), BOI Capital Funding (the Bank of Ireland), Developers Diversified Realty, Inc. (a REIT), Deutsche Bank Capital Funding and Telecom Italia Capital SA, each having total returns exceeding 40%. Most of the worst performing bonds were in the bank and finance sectors, and included Allied Capital Corp., Capmark Financial Group, Inc., Wachovia Capital Trust III, Citigroup, Inc. and Bank of America Corp. Texas Utilities, which went through a leveraged-buyout in 2007, also performed poorly.(1)

Several industry weightings impacted performance. The Portfolio benefited from its underweighting in banks, pharmaceuticals and telecommunications, because these sectors underperformed. The Portfolio’s over-weighting in electric utilities and REITs benefited performance. The Portfolio was over-weighted in finance, and this negatively impacted performance.(1)

The U.S. economy continues to suffer from a severe recession. Several factors in the current environment have the potential to prompt the economy into recovery. The ability of corporations to obtain financing has improved considerably, as corporate credit spreads have tightened significantly. Energy savings will also stimulate the economy, as the price of a barrel of oil is down some $80 from its peak to approximately $65 per barrel. Finally, a major fiscal stimulus package has been enacted by the U.S. government that will add to government spending over the next few years. As these factors take effect, the economy should bottom and turn up. Because of massive deficit spending on the part of the federal government, inflation may become a problem when the economy begins to grow. Given the current state and outlook for the economy and credit markets, the strategy of the Portfolio is to reduce exposure to the Financials sector and increase the weightings in the recession-resistant Consumer Staples sector and in aerospace/defense. We will continue to underweight banks and brokers, and maintain the over-weighting in electric utilities. We will also purchase higher quality assets until the economy stabilizes. Because of the potential for an increase in inflation once the economy begins to grow, the duration of the Portfolio will be maintained short of the benchmark duration.(1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2009.

(continued)

Ohio National Fund, Inc.
Bond Portfolio (Continued)

 Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

Merrill Lynch U.S. Corporate Master Index tracks the performance of all U.S. dollar-denominated, investment grade corporate public debt issued in the U.S. domestic bond market. Qualifying bonds must have at least one year remaining term to maturity, a fixed coupon schedule, and a minimum amount outstanding of $150 million.

 Top 10 Portfolio Holdings as of June 30, 2009 (1) (2)

		% of Net Assets

1.	U.S. Treasury Bond 3.125%, 05/15/2019	1.7
2.	Morgan Stanley 4.750%, 04/01/2014	1.4
3.	Kroger Co. / The 6.400%, 08/15/2017	1.4
4.	Safeway, Inc. 6.350%, 08/15/2017	1.4
5.	Virginia Electric & Power Co. 5.400%, 01/15/2016	1.3
6.	Commonwealth Edison Co. 5.950%, 08/15/2016	1.3
7.	Kraft Foods, Inc. 6.125%, 02/01/2018	1.3
8.	Union Electric Co. 6.400%, 06/15/2017	1.3
9.	Computer Sciences Corp. 6.500%, 03/15/2018	1.3
10.	Invesco Ltd. 4.500%, 12/15/2009	1.3

 Portfolio Composition as of June 30, 2009 (1)

% of Net Assets

Corporate Bonds (3) (4)	91.4
U.S. Treasury Obligations (4)	1.7
Short-Term Notes	2.2
Money Market Funds and
Other Net Assets	4.7

100.0

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3)	Sectors:

% of Net Assets

Financials	32.2
Utilities	16.5
Consumer Staples	9.0
Consumer Discretionary	8.1
Industrials	7.5
Energy	7.2
Telecommunication Services	5.3
Health Care	2.5
Materials	1.8
Information Technology	1.3

91.4

(4)	Bond Credit Quality (Standard & Poor’s Ratings) (combined):

% of Total Bonds

Government	1.7
AA	7.8
A	23.1
BBB	59.6
BB	7.5
B	0.1
CCC	0.2

100.0

Ohio National Fund, Inc.
Bond Portfolio

Schedule of Investments	June 30, 2009 (Unaudited)

	Face	Fair
Corporate Bonds – 91.4%	Amount	Value

CONSUMER DISCRETIONARY – 8.1%
Auto Components – 1.1%
Johnson Controls, Inc. 5.250%, 01/15/2011	$1,250,000	$1,264,014

Household Durables – 1.2%
Mohawk Industries, Inc. 6.250%, 01/15/2011 (c)	1,000,000	972,675
Newell Rubbermaid, Inc. 6.250%, 04/15/2018	500,000	419,282

		1,391,957

Media – 4.2%
Comcast Corp. 5.875%, 02/15/2018	750,000	761,531
Cox Communications, Inc. 6.750%, 03/15/2011	1,000,000	1,055,239
Time Warner Cable, Inc. 5.850%, 05/01/2017	1,000,000	1,000,151
Time Warner, Inc. 6.875%, 05/01/2012	1,000,000	1,070,432
Viacom, Inc. 5.750%, 04/30/2011	1,000,000	1,024,201

		4,911,554

Multiline Retail – 0.7%
Macy’s Retail Holdings, Inc. 5.900%, 12/01/2016	1,000,000	815,842

Specialty Retail – 0.9%
Home Depot, Inc. / The 5.250%, 12/16/2013	1,000,000	1,028,461

TOTAL CONSUMER DISCRETIONARY		9,411,828

CONSUMER STAPLES – 9.0%
Beverages – 0.8%
Anheuser-Busch Cos., Inc. 5.500%, 01/15/2018	750,000	725,485
Coca Cola Co. / The 4.875%, 03/15/2019	250,000	257,379

		982,864

Food & Staples Retailing – 3.6%
CVS Caremark Corp. 5.750%, 06/01/2017	1,000,000	1,006,749
Kroger Co. / The 6.400%, 08/15/2017	1,500,000	1,592,792
Safeway, Inc. 6.350%, 08/15/2017	1,500,000	1,587,675

		4,187,216

Food Products – 3.4%
Bunge N.A. Finance LP 5.900%, 04/01/2017	1,500,000	1,374,944
Kraft Foods, Inc. 6.125%, 02/01/2018	1,500,000	1,553,463
Tyson Foods, Inc. 7.850%, 04/01/2016 (c)	1,000,000	969,258

		3,897,665

Household Products – 1.2%
Kimberly-Clark Corp. 6.125%, 08/01/2017	1,000,000	1,098,615
Procter & Gamble Co. / The 4.700%, 02/15/2019	250,000	254,023

		1,352,638

TOTAL CONSUMER STAPLES		10,420,383

ENERGY – 7.2%
Energy Equipment & Services – 1.3%
Weatherford International Ltd. 6.000%, 03/15/2018	1,500,000	1,475,472

Oil, Gas & Consumable Fuels – 5.9%
Anadarko Petroleum Corp. 5.950%, 09/15/2016	1,500,000	1,482,072
Atlantic Richfield Co. 8.550%, 03/01/2012	200,000	226,917
Devon OEI Operating, Inc. 7.250%, 10/01/2011	1,000,000	1,094,810
Energy Transfer Partners LP 5.650%, 08/01/2012	1,000,000	1,020,480
Magellan Midstream Partners LP 6.550%, 07/15/2019	500,000	514,196
Marathon Oil Corp. 6.125%, 03/15/2012	750,000	792,898
Valero Energy Corp. 6.875%, 04/15/2012	750,000	798,063
XTO Energy, Inc. 4.900%, 02/01/2014	1,000,000	1,012,821

		6,942,257

TOTAL ENERGY		8,417,729

FINANCIALS – 32.2%
Capital Markets – 6.1%
Goldman Sachs Group, Inc. / The 6.150%, 04/01/2018	1,250,000	1,218,995
Invesco Ltd. 4.500%, 12/15/2009	1,500,000	1,506,477
Janus Capital Group, Inc. 6.950%, 06/15/2017	1,500,000	1,311,831
Jefferies Group, Inc. 5.875%, 06/08/2014	1,500,000	1,389,799
Morgan Stanley 4.750%, 04/01/2014	1,750,000	1,654,751

		7,081,853

Commercial Banks – 6.9%
BB&T Corp. 5.200%, 12/23/2015	1,000,000	925,418
BOI Capital Funding No. 2 LP 5.571%, Perpetual (a) (d)	213,000	79,960
Comerica Bank 5.750%, 11/21/2016	1,500,000	1,211,836
Deutsche Bank Capital Funding Trust VII 5.628%, Perpetual (a) (d)	1,500,000	976,205

(continued)

Ohio National Fund, Inc.
Bond Portfolio (Continued)

Schedule of Investments	June 30, 2009 (Unaudited)

	Face	Fair
Corporate Bonds – 91.4%	Amount	Value

Commercial Banks (continued)

Fifth Third Bancorp 4.500%, 06/01/2018	$1,750,000	$1,253,315
PNC Funding Corp. 5.250%, 11/15/2015	1,500,000	1,428,149
SunTrust Bank 5.000%, 09/01/2015	1,500,000	1,359,195
Wells Fargo & Co. 5.625%, 12/11/2017	750,000	739,472

		7,973,550

Consumer Finance – 2.9%
American Express Co. 7.000%, 03/19/2018	1,250,000	1,215,739
Capital One Bank USA NA 5.125%, 02/15/2014	750,000	746,786
Discover Financial Services 6.450%, 06/12/2017	750,000	609,419
SLM Corp. 5.375%, 05/15/2014	1,000,000	804,520

		3,376,464

Diversifed Financial Services – 4.3%
Bank of America Corp. 5.650%, 05/01/2018	1,000,000	885,109
Citigroup, Inc. 6.125%, 05/15/2018	1,250,000	1,095,118
General Electric Capital Corp. 5.625%, 05/01/2018	1,000,000	947,392
ILFC E-Capital Trust I 5.900%, 12/21/2065 (a) (b)	1,500,000	577,500
JPMorgan Chase & Co. 5.150%, 10/01/2015	1,500,000	1,480,527

		4,985,646

Insurance – 6.5%
Assurant, Inc. 5.625%, 02/15/2014	1,500,000	1,339,246
Axis Capital Holdings Ltd. 5.750%, 12/01/2014	1,000,000	902,228
Hartford Financial Services Group, Inc. 5.375%, 03/15/2017	1,500,000	1,191,223
Liberty Mutual Group, Inc. 5.750%, 03/15/2014 (a)	1,000,000	792,470
Lincoln National Corp. 8.750%, 07/01/2019	750,000	757,602
Loews Corp. 5.250%, 03/15/2016	750,000	754,676
Prudential Financial, Inc. 6.100%, 06/15/2017	1,500,000	1,429,223
StanCorp Financial Group, Inc. 6.875%, 10/01/2012	500,000	441,325

		7,607,993

Real Estate Investment Trusts – 5.5%
Developers Diversified Realty Corp. 5.375%, 10/15/2012	1,250,000	845,586
Equity One, Inc. 6.250%, 01/15/2017	1,250,000	1,003,322
HCP, Inc. 4.875%, 09/15/2010	1,500,000	1,471,526
Mack-Cali Realty LP 4.600%, 06/15/2013	1,000,000	815,375
Potlatch Corp. 12.500%, 12/01/2009 (c)	1,000,000	1,031,636
Simon Property Group LP 4.875%, 08/15/2010	1,250,000	1,260,043

		6,427,488

TOTAL FINANCIALS		37,452,994

HEALTH CARE – 2.5%
Health Care Equipment & Supplies – 0.4%
Becton Dickinson & Co. 5.000%, 05/15/2019	500,000	511,895

Health Care Providers & Services – 1.2%
UnitedHealth Group, Inc. 6.000%, 02/15/2018	1,500,000	1,441,959

Pharmaceuticals – 0.9%
Merck & Co, Inc. 5.000%, 06/30/2019	1,000,000	1,014,508

TOTAL HEALTH CARE		2,968,362

INDUSTRIALS – 7.5%
Building Products – 0.8%
Owens Corning, Inc. 6.500%, 12/01/2016	1,000,000	877,798

Commercial Services & Supplies – 1.3%
Waste Management, Inc. 6.100%, 03/15/2018	1,500,000	1,480,479

Machinery – 2.4%
BAE Systems Holdings, Inc. 6.375%, 06/01/2019 (a)	750,000	768,196
Caterpillar, Inc. 5.700%, 08/15/2016	1,000,000	1,018,531
Timken Co. 5.750%, 02/15/2010	1,000,000	1,000,433

		2,787,160

Road & Rail – 3.0%
CSX Corp. 5.600%, 05/01/2017	1,500,000	1,463,083
Ryder System, Inc. 4.625%, 04/01/2010	1,000,000	1,007,496
Union Pacific Corp. 3.625%, 06/01/2010	1,000,000	1,016,723

		3,487,302

TOTAL INDUSTRIALS		8,632,739

(continued)

Ohio National Fund, Inc.
Bond Portfolio (Continued)

Schedule of Investments	June 30, 2009 (Unaudited)

	Face	Fair
Corporate Bonds – 91.4%	Amount	Value

INFORMATION TECHNOLOGY – 1.3%
IT Services – 1.3%
Computer Sciences Corp. 6.500%, 03/15/2018	$1,500,000	$1,535,274

TOTAL INFORMATION TECHNOLOGY		1,535,274

MATERIALS – 1.8%
Chemicals – 1.0%
Monsanto Co. 7.375%, 08/15/2012	1,000,000	1,144,703

Metals & Mining – 0.8%
Teck Resources Ltd. 7.000%, 09/15/2012	1,000,000	988,194

TOTAL MATERIALS		2,132,897

TELECOMMUNICATION SERVICES – 5.3%
Diversified Telecommunication Services – 2.8%
AT&T Corp. 7.300%, 11/15/2011	500,000	548,622
Embarq Corp. 6.738%, 06/01/2013	1,000,000	1,010,297
Telecom Italia Capital SA 5.250%, 10/01/2015	750,000	724,950
Verizon Communications, Inc. 5.350%, 02/15/2011	1,000,000	1,043,079

		3,326,948

Wireless Telecommunication Services – 2.5%
America Movil S.A.B. de C.V. 5.750%, 01/15/2015	1,000,000	1,011,036
New Cingular Wireless Services, Inc. 7.875%, 03/01/2011	750,000	809,165
Rogers Communications, Inc. 5.500%, 03/15/2014	1,000,000	1,038,246

		2,858,447

TOTAL TELECOMMUNICATION SERVICES		6,185,395

UTILITIES – 16.5%
Electric Utilities – 11.7%
Appalachian Power Co. 5.550%, 04/01/2011	1,000,000	1,036,818
Commonwealth Edison Co. 5.950%, 08/15/2016	1,500,000	1,561,891
Entergy Mississippi, Inc. 5.920%, 02/01/2016	1,000,000	1,001,734
IPALCO Enterprises, Inc. 8.625%, 11/14/2011	1,000,000	1,010,000
Kansas City Power & Light Co. 5.850%, 06/15/2017	1,500,000	1,454,074
Metropolitan Edison Co. 4.875%, 04/01/2014	750,000	729,622
Pepco Holdings, Inc. 4.000%, 05/15/2010	750,000	750,937
Potomac Power Co. 6.500%, 11/15/2037	750,000	786,194
PSEG Power LLC 5.000%, 04/01/2014	750,000	756,769
Scottish Power Ltd. 4.910%, 03/15/2010	1,000,000	1,018,498
Tenaska Georgia Partners LP 9.500%, 02/01/2030	493,120	451,794
Union Electric Co. 6.400%, 06/15/2017	1,500,000	1,542,542
Virginia Electric & Power Co. 5.400%, 01/15/2016	1,500,000	1,567,305

		13,668,178

Gas Utilities – 2.0%
CenterPoint Energy Resources Corp. 5.950%, 01/15/2014	500,000	498,368
Southwest Gas Corp. 7.625%, 05/15/2012	1,000,000	1,060,898
Spectra Energy Capital LLC 5.500%, 03/01/2014	750,000	754,670

		2,313,936

Independent Power Producers & Energy Traders – 1.0%
Energy Future Competitive Holdings Co. 7.480%, 01/01/2017	619,000	195,031
TransAlta Corp. 6.750%, 07/15/2012	1,000,000	1,012,661

		1,207,692

Multi-Utilities – 1.8%
Avista Corp. 5.950%, 06/01/2018	1,000,000	1,013,997
Consumers Energy Co. 6.000%, 02/15/2014	1,000,000	1,056,086

		2,070,083

TOTAL UTILITIES		19,259,889

Total Corporate Bonds (Cost $111,014,110)		$106,417,490

	Face	Fair
U.S. Treasury Obligations – 1.7%	Amount	Value

U.S. Treasury Bond
3.125%, 05/15/2019	$2,000,000	$1,935,006

Total U.S. Treasury Obligations (Cost $1,909,965)		$1,935,006

	Face	Fair
Short-Term Notes – 2.2%	Amount	Value

HSBC Finance Corp. 0.060%, 07/01/2009	$2,589,000	$2,589,000

Total Short-Term Notes (Cost $2,589,000)		$2,589,000

(continued)

Ohio National Fund, Inc.
Bond Portfolio (Continued)

Schedule of Investments	June 30, 2009 (Unaudited)

		Fair
Money Market Funds – 2.7%	Shares	Value

Fidelity Institutional Money Market Funds Money Market Portfolio – Class I	3,160,000	$3,160,000

Total Money Market Funds (Cost $3,160,000)		$3,160,000

Total Investments – 98.0% (Cost $118,673,075) (e)		$114,101,496

Other Assets in Excess of Liabilities – 2.0%		2,315,761

Net Assets – 100.0%		$116,417,257

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Security exempt from registration under Regulation D of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers. At June 30, 2009, the value of these securities totaled $3,194,331 or 2.7% of the Portfolio’s net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.

(b)	This security is a fixed-to-floating rate bond. The coupon rate is fixed at 5.900% through 12/21/2010. Thereafter, the rate is a variable rate based on the highest rate among the three month U.S. LIBOR and the 10-year and 30-year Constant Maturity Treasury rates.

(c)	This security is a credit sensitive bond. The coupon rate is a variable rate subject to adjustment based on changes in either Moody’s or S&P ratings.

(d)	Fixed-to-floating rate, callable, perpetual life trust preferred security. Interest rates stated are those in effect at June 30, 2009.

(e)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 8 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Bond Portfolio

 Statement of Assets and Liabilities

June 30, 2009 (Unaudited)

Assets:
Investments in securities, at fair value (Cost $118,673,075)	$114,101,496
Cash	961
Receivable for fund shares sold	1,807,135
Accrued interest receivable	1,598,941
Prepaid expenses and other assets	59

Total assets	117,508,592

Liabilities:
Payable for securities purchased	771,186
Payable for fund shares redeemed	240,634
Payable for investment management services	54,726
Payable for compliance services	399
Accrued custody expense	643
Accrued professional fees	6,425
Accrued accounting fees	9,267
Accrued printing and filing fees	8,055

Total liabilities	1,091,335

Net assets	$116,417,257

Net assets consist of:
Par value, $1 per share	$10,315,152
Paid-in capital in excess of par value	115,672,651
Accumulated net realized loss on investments	(16,284,171)
Net unrealized depreciation on investments	(4,571,579)
Undistributed net investment income	11,285,204

Net assets	$116,417,257

Shares outstanding	10,315,152

Authorized Fund shares allocated to Portfolio	20,000,000

Net asset value per share	$11.29

 Statement of Operations

For the Six-Month Period Ended June 30, 2009 (Unaudited)

Investment income:
Interest	$3,475,200

Expenses:
Management fees	318,364
Custodian fees	3,554
Directors’ fees	6,356
Professional fees	9,194
Accounting fees	29,224
Printing and filing fees	6,580
Compliance expense	2,563
Other	210

Total expenses	376,045

Net investment income	3,099,155

Realized/unrealized gain (loss) on investments:
Net realized gain (loss) on investments	(6,408,563)
Change in unrealized appreciation/depreciation on investments	15,104,943

Net realized/unrealized gain (loss) on investments	8,696,380

Change in net assets from operations	$11,795,535

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Bond Portfolio

 Statements of Changes in Net Assets

	Six-Month Period	Year Ended
	Ended June 30, 2009	December 31,
	(Unaudited)	2008

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$3,099,155	$8,183,385
Net realized gain (loss) on investments	(6,408,563)	(7,121,821)
Change in unrealized appreciation/depreciation on investments	15,104,943	(18,186,256)

Change in net assets from operations	11,795,535	(17,124,692)

Capital transactions:
Received from shares sold	16,374,638	34,675,995
Paid for shares redeemed	(19,511,386)	(87,447,734)

Change in net assets from capital transactions	(3,136,748)	(52,771,739)

Change in net assets	8,658,787	(69,896,431)
Net Assets:
Beginning of period	107,758,470	177,654,901

End of period	$116,417,257	$107,758,470

Undistributed net investment income	$11,285,204	$8,186,049

 Financial Highlights

	Six-Month Period
	Ended June 30, 2009		Years Ended December 31,
	(Unaudited)		2008	2007	2006	2005

Selected Per-Share Data:
Net asset value, beginning of period	$10.13		$11.44	$11.03	$10.96	$11.33
Operations:
Net investment income	0.32		1.04	0.58	0.55 (c)	0.56 (c)
Net realized and unrealized gain (loss) on investments	0.84		(2.35)	(0.17)	(0.06)	(0.51)

Total from operations	1.16		(1.31)	0.41	0.49	0.05

Distributions:
Distributions from net investment income	—		—	—	(0.42)	(0.42)

Net asset value, end of period	$11.29		$10.13	$11.44	$11.03	$10.96

Total return	11.45	%(b)	−11.45%	3.72%	4.44%	0.42%
Ratios and supplemental data:
Net assets at end of period (millions)	$116.4		$107.8	$177.7	$171.1	$139.0
Ratios to average net assets:
Expenses	0.70	%(a)	0.66%	0.63%	0.65%	0.68%
Net investment income	5.76	%(a)	5.35%	4.99%	4.99%	4.97%
Portfolio turnover rate	8%		15%	13%	25%	13%
(a) Annualized.

(b) Not annualized.

(c) Calculated using the average daily shares method.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Omni Portfolio

 Objective/Strategy

The Omni Portfolio seeks a high level of long-term total return consistent with preservation of capital by investing in stocks, bonds, and money market instruments.

 Performance as of June 30, 2009

Average Annual Total Returns:
One year	-15.76%
Five years	1.92%
Ten years	-1.68%

Past performance does not guarantee future results.  The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the six-month period ended June 30, 2009, the Omni Portfolio returned 14.25% versus 5.28% for the current benchmark, which is composed of 70% S&P 500 Index and 30% Merrill Lynch U.S. Corporate Master Index.

The year 2009 started out as dismally as 2008 ended. The severe economic recession of 2008 continued into 2009. The problems with residential mortgage loans only deepened, and concerns that the world-wide financial system may collapse kept investors and government officials on edge. The S&P 500 Index declined 24.6% from the start of the year through March 9. During March, however, financial markets began to improve because of the cumulative effects of a very accommodative Federal Reserve, passage by the U.S. government of a huge economic stimulus package, direct equity investments into large financial institutions on the part of the federal government, and statements by federal officials that large financial institutions would not be allowed to fail. From March 9 through June 30, 2009, the S&P 500 Index had a positive return of 36.9%. For the first half of the year, the S&P 500 Index was up 3.2%. The corporate credit market also improved. The credit spread for the Merrill Lynch U.S. Corporate Master Index tightened from 600 basis points on March 31 to 331 basis points on June 30.

The Portfolio’s 897 basis points of out-performance is the result of several factors. First, the equity component of the Portfolio outperformed the S&P 500 Index. Second, the bond component of the Portfolio outperformed the Merrill Lynch U.S. Corporate Master Index. Third, during the first quarter of 2009, the bond component of the Portfolio was over-weighted and the stock component was under-weighted versus the benchmark. During January and February, corporate bonds significantly outperformed stocks. For the second quarter of 2009, the over-weighting in bonds was reduced to a near-index weighting, and the large under-weighting in stocks was reduced to an approximate 5% under-weighting versus the index. This was done as stocks began to stabilize and rise in value, outperforming bonds.(1)

The equity portion of the Portfolio had a return of 14.53% during the first half of 2009, outperforming the S&P 500 Index by 1,137 basis points. Top contributors to equity performance included Wells Fargo & Co., Celanese Corp., Morgan Stanley, Apple, Inc. and Corning, Inc. The five largest detractors to equity performance included The Hartford Financial Services Group, Inc., Exxon Mobil Corp., General Electric Co., Metlife, Inc., and Lincoln National Corp.(1)

With respect to the equity component of the Portfolio, several changes in industry sector weightings occurred in the first half of 2009. The greatest shift in sector weightings was instituted in the Industrials sector, where the weighting decreased from 17.4% at the end of 2008 to 6.6% at the end of June, compared to 9.8% in the S&P 500 Index. The weighting in the Information Technology sector was increased from 22.9% to 27.1%, compared to an 18.4% weighting in the S&P 500 Index. The other largest shift during the period occurred in the Financials sector, where the weighting in equities increased from 12.9% to 18.6%, compared to a 13.6% weighting in the benchmark S&P 500 Index.(1)

The bond portion of the Portfolio outperformed the Merrill Lynch U.S. Corporate Master Index by approximately 630 basis points during the first half of 2009. Sectors that performed particularly well included brokers, finance, REITs, energy, property/casualty insurance, pipelines and telecommunications. The best performing bonds had equity-type returns, and were among the worst performing bonds in 2008. These very good performing bonds included Health Care Property Investors, iStar Financial, Inc., Deutsche Bank Capital Funding, American General Finance Corp. and Telecom Italia Capital SA, each having returns exceeding 40%. The five largest detractors to bond performance were all from the bank or finance sectors and included Capmark Financial Group, Inc., Wachovia Capital Trust III, Merrill Lynch & Co., Inc., Citigroup, Inc. and RBS Capital Trust III.(1)

The U.S. economy continues to suffer from a severe recession. Several factors in the current environment have the potential to lift the economy into recovery. The ability of corporations to obtain financing has improved considerably, as corporate credit spreads have tightened significantly. Energy savings will also stimulate the economy, as the price of a barrel of oil is down some $80 from its peak to approximately $65 per barrel. Finally, a major fiscal stimulus package has been enacted by the U.S. government that will add to government spending over the next few years. As these factors take effect, the economy should bottom and turn up. As we enter the third quarter, the equity portion of the Portfolio is underweighted in stocks by approximately 5%. The Portfolio is slightly under-weighted in equities because stock market indexes have moved higher faster than actual earnings estimates during the second quarter, and we are not overly optimistic on continued rapid market gains in the near-term. Because of massive deficit spending on the part of the federal government, inflation may become a problem when the economy begins to grow. For this reason, the duration of the bond portion of the Portfolio will be maintained short of the benchmark index.(1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2009.

(continued)

Ohio National Fund, Inc.
Omni Portfolio (Continued)

 Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

Merrill Lynch U.S. Corporate Master Index tracks the performance of all U.S. dollar-denominated, investment grade corporate public debt issued in the U.S. domestic bond market. Qualifying bonds must have at least one year remaining term to maturity, a fixed coupon schedule, and a minimum amount outstanding of $150 million.

The S&P 500 Index is a capitalization-weighted index designed to measure performance of the broad domestic market through changes in the aggregate market value of 500 stocks representing all major industries. The index presented herein includes the effects of reinvested dividends.

 Portfolio Composition as of June 30, 2009 (1)

% of Net Assets

Common Stocks (3)	63.4
Corporate Bonds (3)	29.8
Money Market Funds and
Other Net Assets	6.8

100.0

 Top 10 Portfolio Holdings as of June 30, 2009 (1) (2)

		% of Net Assets

1.	Exxon Mobil Corp.	2.0
2.	JPMorgan Chase & Co.	1.5
3.	Microsoft Corp.	1.5
4.	Dell, Inc.	1.4
5.	Bank of America Corp.	1.4
6.	Goldman Sachs Group, Inc. / The	1.4
7.	Apple, Inc.	1.3
8.	Applied Materials, Inc.	1.3
9.	Celanese Corp. Class A	1.3
10.	Laboratory Corp. of America Holdings	1.3

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors (combined):

% of Net Assets

Financials	21.2
Information Technology	17.6
Consumer Staples	11.6
Health Care	9.5
Energy	9.4
Utilities	5.9
Industrials	5.7
Consumer Discretionary	5.0
Materials	4.7
Telecommunication Services	2.6

93.2

Ohio National Fund, Inc.
Omni Portfolio

Schedule of Investments	June 30, 2009 (Unaudited)

		Fair
Common Stocks – 63.4%	Shares	Value

CONSUMER DISCRETIONARY – 3.5%
Hotels, Restaurants & Leisure – 0.7%
McDonald’s Corp.	4,500	$258,705

Media – 1.2%
Walt Disney Co. / The	19,600	457,268

Multiline Retail – 1.0%
Target Corp.	9,500	374,965

Specialty Retail – 0.6%
AutoZone, Inc. (a)	1,500	226,665

TOTAL CONSUMER DISCRETIONARY		1,317,603

CONSUMER STAPLES – 8.1%
Beverages – 3.2%
Coca-Cola Co. / The	8,200	393,518
Molson Coors Brewing Co. Class B	7,700	325,941
PepsiCo, Inc.	8,200	450,672

		1,170,131

Food & Staples Retailing – 2.4%
Walgreen Co.	15,500	455,700
Wal-Mart Stores, Inc.	9,200	445,648

		901,348

Household Products – 2.5%
Kimberly-Clark Corp.	9,300	487,599
Procter & Gamble Co. / The	8,900	454,790

		942,389

TOTAL CONSUMER STAPLES		3,013,868

ENERGY – 6.3%
Energy Equipment & Services – 1.0%
Transocean Ltd. (a)	5,200	386,308

Oil, Gas & Consumable Fuels – 5.3%
Anadarko Petroleum Corp.	10,300	467,517
Chevron Corp.	7,100	470,375
Devon Energy Corp.	5,200	283,400
Exxon Mobil Corp.	10,400	727,064

		1,948,356

TOTAL ENERGY		2,334,664

FINANCIALS – 11.8%
Capital Markets – 2.7%
Goldman Sachs Group, Inc. / The	3,400	501,296
Morgan Stanley	16,600	473,266

		974,562

Commercial Banks – 1.2%
Wells Fargo & Co.	18,700	453,662

Diversified Financial Services – 2.9%
Bank of America Corp.	39,500	521,400
JPMorgan Chase & Co.	16,400	559,404

		1,080,804

Insurance – 5.0%
Chubb Corp. / The	11,800	470,584
MetLife, Inc.	15,300	459,153
Prudential Financial, Inc.	12,100	450,362
Travelers Companies, Inc. / The	11,600	476,064

		1,856,163

TOTAL FINANCIALS		4,365,191

HEALTH CARE – 7.6%
Biotechnology – 1.0%
Amgen, Inc. (a)	6,800	359,992

Health Care Providers & Services – 1.3%
Laboratory Corp. of America Holdings (a)	7,200	488,088

Life Sciences Tools & Services – 1.1%
Thermo Fisher Scientific, Inc. (a)	9,900	403,623

Pharmaceuticals – 4.2%
Abbott Laboratories	10,200	479,808
Johnson & Johnson	8,100	460,080
Merck & Co., Inc.	5,600	156,576
Novartis AG – ADR	11,400	465,006

		1,561,470

TOTAL HEALTH CARE		2,813,173

INDUSTRIALS – 4.2%
Aerospace & Defense – 1.2%
United Technologies Corp.	8,300	431,268

Electronic Equipment & Instruments – 1.0%
SunPower Corp. (a)	15,617	374,027

Industrial Conglomerates – 2.0%
3M Co.	8,100	486,810
General Electric Co.	22,400	262,528

		749,338

TOTAL INDUSTRIALS		1,554,633

INFORMATION TECHNOLOGY – 17.2%
Communications Equipment – 2.2%
Cisco Systems, Inc. (a)	22,100	411,944
QUALCOMM, Inc.	9,000	406,800

		818,744

Computers & Peripherals – 5.2%
Apple, Inc. (a)	3,500	498,505
Dell, Inc. (a)	38,000	521,740
Hewlett-Packard Co.	12,100	467,665
International Business Machines Corp.	4,200	438,564

		1,926,474

Internet Software & Services – 2.4%
eBay, Inc. (a)	23,800	407,694
Google, Inc. Class A (a)	1,150	484,829

		892,523

IT Services – 1.1%
Accenture Ltd.	11,600	388,136

(continued)

Ohio National Fund, Inc.
Omni Portfolio (Continued)

Schedule of Investments	June 30, 2009 (Unaudited)

		Fair
Common Stocks – 63.4%	Shares	Value

Semiconductors & Semiconductor Equipment – 3.9%
Applied Materials, Inc.	45,000	$493,650
Intel Corp.	29,300	484,915
Maxim Integrated Products, Inc.	28,600	448,734

		1,427,299

Software – 2.4%
Microsoft Corp.	23,100	549,087
Oracle Corp.	16,700	357,714

		906,801

TOTAL INFORMATION TECHNOLOGY		6,359,977

MATERIALS – 4.7%
Chemicals – 3.5%
Air Products and Chemicals, Inc.	6,400	413,376
Celanese Corp. Class A	20,700	491,625
Monsanto Co.	5,500	408,870

		1,313,871

Containers & Packaging – 1.2%
Ball Corp.	9,600	433,536

TOTAL MATERIALS		1,747,407

Total Common Stocks (Cost $23,840,103)		$23,506,516

	Face	Fair
Corporate Bonds – 29.8%	Amount	Value

CONSUMER DISCRETIONARY – 1.5%
Automobiles – 0.3%
Daimler Finance North America LLC 6.500%, 11/15/2013	$100,000	$101,749

Media – 1.0%
Comcast Corp. 5.875%, 02/15/2018	150,000	152,306
Cox Communications, Inc. 6.750%, 03/15/2011	100,000	105,524
Walt Disney Co. / The 6.200%, 06/20/2014	100,000	111,583

		369,413

Multiline Retail – 0.2%
Macy’s Retail Holdings, Inc. 5.900%, 12/01/2016	100,000	81,584

TOTAL CONSUMER DISCRETIONARY		552,746

CONSUMER STAPLES – 3.5%
Beverages – 0.7%
Anheuser-Busch Cos., Inc. 5.500%, 01/15/2018	150,000	145,097
Coca Cola Co. / The 4.875%, 03/15/2019	100,000	102,952

		248,049

Food & Staples Retailing – 1.3%
CVS Caremark Corp. 5.750%, 06/01/2017	150,000	151,012
Kroger Co. 6.400%, 08/15/2017	150,000	159,279
Safeway, Inc. 6.350%, 08/15/2017	150,000	158,768

		469,059

Food Products – 0.8%
Bunge N.A. Finance LP 5.900%, 04/01/2017	150,000	137,494
Kraft Foods, Inc. 6.500%, 08/11/2017	150,000	158,233

		295,727

Household Products – 0.7%
Kimberly-Clark Corp. 6.125%, 08/01/2017	150,000	164,792
Procter & Gamble Co. / The 4.700%, 02/15/2019	100,000	101,610

		266,402

TOTAL CONSUMER STAPLES		1,279,237

ENERGY – 3.1%
Energy Equipment & Services – 0.4%
Weatherford International Ltd. 6.000%, 03/15/2018	150,000	147,547

Oil, Gas & Consumable Fuels – 2.7%
Anadarko Petroleum Corp. 5.950%, 09/15/2016	150,000	148,207
Boardwalk Pipelines LP 5.500%, 02/01/2017	250,000	236,271
Enterprise Products Operating LP 5.000%, 03/01/2015	150,000	138,358
Magellan Midstream Partners LP 6.400%, 07/15/2018	150,000	153,137
Valero Energy Corp. 4.750%, 06/15/2013	250,000	239,459
XTO Energy, Inc. 4.900%, 02/01/2014	100,000	101,282

		1,016,714

TOTAL ENERGY		1,164,261

FINANCIALS – 9.4%
Capital Markets – 1.9%
Goldman Sachs Group, Inc. / The 5.150%, 01/15/2014	100,000	100,466
Jefferies Group, Inc. 5.875%, 06/08/2014	150,000	138,980
Mellon Funding Corp. 5.500%, 11/15/2018	250,000	236,779
Morgan Stanley 4.750%, 04/01/2014	250,000	236,393

		712,618

Commercial Banks – 1.4%
BB&T Corp. 5.200%, 12/23/2015	100,000	92,542

(continued)

Ohio National Fund, Inc.
Omni Portfolio (Continued)

Schedule of Investments	June 30, 2009 (Unaudited)

	Face	Fair
Corporate Bonds – 29.8%	Amount	Value

Commercial Banks (continued)

Deutsche Bank Capital Funding Trust VII 5.628%, Perpetual (b) (c)	$250,000	$162,700
KeyBank NA 5.700%, 11/01/2017	150,000	126,197
PNC Funding Corp. 5.250%, 11/15/2015	150,000	142,815

		524,254

Consumer Finance – 1.2%
American General Finance Corp. 5.400%, 12/01/2015	150,000	80,880
Capital One Bank USA NA 5.125%, 02/15/2014	100,000	99,571
Discover Financial Services 6.450%, 06/12/2017	150,000	121,884
SLM Corp. 5.375%, 05/15/2014	150,000	120,678

		423,013

Diversified Financial Services – 2.1%
Bank of America Corp. 5.750%, 08/15/2016	150,000	130,333
Citigroup, Inc. 5.850%, 08/02/2016	150,000	133,348
General Electric Capital Corp. 5.000%, 01/08/2016	250,000	246,079
JPMorgan Chase & Co. 5.150%, 10/01/2015	250,000	246,755

		756,515

Insurance – 1.4%
Assurant, Inc. 5.625%, 02/15/2014	250,000	223,208
Liberty Mutual Group, Inc. 5.750%, 03/15/2014 (b)	250,000	198,118
MetLife, Inc. 5.375%, 12/15/2012	100,000	102,285

		523,611

Real Estate Investment Trusts – 1.4%
Colonial Realty LP 6.050%, 09/01/2016	150,000	118,400
Duke Realty LP 4.625%, 05/15/2013	250,000	211,780
HCP, Inc. 6.000%, 01/30/2017	150,000	127,343
iStar Financial, Inc. 6.000%, 12/15/2010	100,000	69,021

		526,544

TOTAL FINANCIALS		3,466,555

HEALTH CARE – 1.9%
Health Care Equipment & Supplies – 0.4%
Hospira, Inc. 6.050%, 03/30/2017	150,000	146,712

Health Care Providers & Services – 0.8%
UnitedHealth Group, Inc. 6.000%, 02/15/2018	150,000	144,196
WellPoint, Inc. 5.875%, 06/15/2017	150,000	147,035

		291,231

Pharmaceuticals – 0.7%
Abbott Laboratories 5.600%, 11/30/2017	150,000	160,941
Wyeth 6.950%, 03/15/2011	100,000	108,312

		269,253

TOTAL HEALTH CARE		707,196

INDUSTRIALS – 1.5%
Building Products – 0.3%
Owens Corning, Inc. 6.500%, 12/01/2016	150,000	131,670

Commercial Services & Supplies – 0.4%
Waste Management, Inc. 6.100%, 03/15/2018	150,000	148,048

Road & Rail – 0.8%
CSX Corp. 5.600%, 05/01/2017	150,000	146,308
ERAC USA Finance Co. 6.375%, 10/15/2017 (b)	150,000	135,646

		281,954

TOTAL INDUSTRIALS		561,672

INFORMATION TECHNOLOGY – 0.4%
IT Services – 0.4%
Computer Sciences Corp. 6.500%, 03/15/2018	150,000	153,527

TOTAL INFORMATION TECHNOLOGY		153,527

TELECOMMUNICATION SERVICES – 2.6%
Diversified Telecommunication Services – 1.9%
AT&T Corp. 7.300%, 11/15/2011	100,000	109,724
Embarq Corp. 6.738%, 06/01/2013	150,000	151,545
Telecom Italia Capital SA 5.250%, 10/01/2015	100,000	96,660
Telefonos de Mexico S.A.B. de C.V. 5.500%, 01/27/2015	100,000	100,411
Verizon Florida LLC 6.125%, 01/15/2013	250,000	258,713

		717,053

Wireless Telecommunication Services – 0.7%
America Movil S.A.B. de C.V. 5.750%, 01/15/2015	100,000	101,104
Rogers Communications, Inc. 5.500%, 03/15/2014	150,000	155,737

		256,841

TOTAL TELECOMMUNICATION SERVICES		973,894

(continued)

Ohio National Fund, Inc.
Omni Portfolio (Continued)

Schedule of Investments	June 30, 2009 (Unaudited)

	Face	Fair
Corporate Bonds – 29.8%	Amount	Value

UTILITIES – 5.9%
Electric Utilities – 4.5%
Commonwealth Edison Co. 5.950%, 08/15/2016	$150,000	$156,189
Duke Energy Carolinas LLC 6.050%, 04/15/2038	150,000	159,400
Kansas City Power & Light Co. 5.850%, 06/15/2017	150,000	145,407
Nevada Power Co. 5.950%, 03/15/2016	150,000	151,665
Pennsylvania Electric Co. 6.050%, 09/01/2017	150,000	146,263
Potomac Power Co. 6.500%, 11/15/2037	150,000	157,239
PSEG Power LLC 5.000%, 04/01/2014	250,000	252,257
Southern Power Co. 4.875%, 07/15/2015	250,000	242,124
Union Electric Co. 6.400%, 06/15/2017	150,000	154,254
Virginia Electric and Power Co. 4.750%, 03/01/2013	100,000	102,408

		1,667,206

Gas Utilities – 0.7%
Spectra Energy Capital LLC 5.500%, 03/01/2014	250,000	251,557

Multi-Utilities – 0.3%
Consumers Energy Co. 6.000%, 02/15/2014	100,000	105,609

Water Utilities – 0.4%
American Water Capital Corp. 6.085%, 10/15/2017	150,000	144,239

TOTAL UTILITIES		2,168,611

Total Corporate Bonds (Cost $11,528,974)		$11,027,699

		Fair
Money Market Funds – 6.4%	Shares	Value

Federated Prime Cash Obligations Fund
Institutional Class	528,000	$528,000
Fidelity Institutional Money Market Funds
Money Market Portfolio – Class I	1,843,000	1,843,000

Total Money Market Funds (Cost $2,371,000)		$2,371,000

Total Investments – 99.6% (Cost $37,740,077) (d)		$36,905,215
Other Assets in Excess of Liabilities – 0.4%		158,359

Net Assets – 100.0%		$37,063,574

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depository Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Security exempt from registration under Section 4 (2) of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers under Rule 144A. At June 30, 2009, the value of these securities totaled $496,464 or 1.3% of the Portfolio’s net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.

(c)	Fixed-to-floating rate, callable, perpetual life trust preferred security. Interest rates stated are those in effect at June 30, 2009.

(d)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 8 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Omni Portfolio

 Statement of Assets and Liabilities

June 30, 2009 (Unaudited)

Assets:
Investments in securities, at fair value (Cost $37,740,077)	$36,905,215
Cash	348
Receivable for securities sold	629,856
Receivable for fund shares sold	84,422
Dividends and accrued interest receivable	197,689
Prepaid expenses and other assets	243

Total assets	37,817,773

Liabilities:
Payable for securities purchased	689,850
Payable for fund shares redeemed	31,699
Payable for investment management services	18,351
Payable for compliance services	399
Accrued custody expense	571
Accrued professional fees	5,910
Accrued accounting fees	4,694
Accrued printing and filing fees	2,725

Total liabilities	754,199

Net assets	$37,063,574

Net assets consist of:
Par value, $1 per share	$2,943,623
Paid-in capital in excess of par value	47,366,642
Accumulated net realized loss on investments	(12,993,517)
Net unrealized depreciation on investments	(834,862)
Undistributed net investment income	581,688

Net assets	$37,063,574

Shares outstanding	2,943,623

Authorized Fund shares allocated to Portfolio	10,000,000

Net asset value per share	$12.59

 Statement of Operations

For the Six-Month Period Ended June 30, 2009 (Unaudited)

Investment income:
Interest	$389,027
Dividends (net of withholding tax of $18)	192,724

Total investment income	581,751

Expenses:
Management fees	103,579
Custodian fees	4,361
Directors’ fees	1,992
Professional fees	6,944
Accounting fees	14,196
Printing and filing fees	2,590
Compliance expense	2,563
Other	522

Total expenses	136,747

Net investment income	445,004

Realized/unrealized gain (loss) on investments:
Net realized gain (loss) on investments	(4,546,824)
Change in unrealized appreciation/depreciation on investments	8,729,012

Net realized/unrealized gain (loss) on investments	4,182,188

Change in net assets from operations	$4,627,192

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Omni Portfolio

 Statements of Changes in Net Assets

	Six-Month Period	Year Ended
	Ended June 30, 2009	December 31,
	(Unaudited)	2008

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$445,004	$1,212,367
Net realized gain (loss) on investments	(4,546,824)	(8,024,274)
Change in unrealized appreciation/depreciation on investments	8,729,012	(10,555,311)

Change in net assets from operations	4,627,192	(17,367,218)

Distributions to shareholders:
Distributions from net investment income	—	(1,075,689)

Capital transactions:
Received from shares sold	1,825,806	6,110,882
Received from dividends reinvested	—	1,075,689
Paid for shares redeemed	(4,304,240)	(15,662,751)

Change in net assets from capital transactions	(2,478,434)	(8,476,180)

Change in net assets	2,148,758	(26,919,087)
Net Assets:
Beginning of period	34,914,816	61,833,903

End of period	$37,063,574	$34,914,816

Undistributed net investment income	$581,688	$136,684

 Financial Highlights

	Six-Month Period
	Ended June 30, 2009		Years Ended December 31,
	(Unaudited)		2008	2007	2006	2005

Selected Per-Share Data:
Net asset value, beginning of period	$11.02		$16.60	$15.79	$14.11	$13.05
Operations:
Net investment income	0.15		0.40	0.34	0.27	0.25
Net realized and unrealized gain (loss) on investments	1.42		(5.63)	0.76	1.61	0.99

Total from operations	1.57		(5.23)	1.10	1.88	1.24

Distributions:
Distributions from net investment income	—		(0.35)	(0.29)	(0.20)	(0.18)

Net asset value, end of period	$12.59		$11.02	$16.60	$15.79	$14.11

Total return	14.25	%(b)	–31.46%	6.99%	13.32%	9.49%
Ratios and supplemental data:
Net assets at end of period (millions)	$37.1		$34.9	$61.8	$67.1	$66.2
Ratios to average net assets:
Expenses	0.79	%(a)	0.74%	0.71%	0.71%	0.71%
Net investment income	2.58	%(a)	2.43%	1.85%	1.69%	1.66%
Portfolio turnover rate	82%		128%	143%	178%	180%

(a)	Annualized.

(b)	Not annualized.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
International Portfolio

 Objective/Strategy

The International Portfolio seeks total return on assets by investing primarily in equity securities of foreign companies.

 Performance as of June 30, 2008

Average Annual Total Returns:
One year	-34.62%
Five years	-1.87%
Ten years	-0.95%

Past performance does not guarantee future results.  The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the six-month period ended June 30, 2009, the International Portfolio returned 7.14% versus 13.92% for the current benchmark, the MSCI All Country World ex-USA Index (Net-USD).

Equity markets continued to experience extreme volatility during the first quarter of 2009. From a macroeconomic perspective, the first quarter marked the continuation of the acute slowdown of the global economy as economies witnessed the consolidation of the most severe recession since World War II. First quarter industrial production and export data reflected a sharp contraction in global economic activity. Meanwhile, unemployment continued to soar and was particularly severe in both the U.S. (9.5%) and the Eurozone (9.5%) which hit its highest rate in a decade. At the same time, the United Kingdom (UK), Spain, Portugal, Greece and Ireland all suffered downgrades to their credit ratings. Export-dependent economies were also hit hard by the sharp slowdown in consumer demand from the developed world.

In response to rapidly deteriorating macroeconomic fundamentals, continued effects of the global credit crisis, and sharp declines in consumer demand, governments across the globe responded with unprecedented fiscal and monetary policy intervention.

From a policy perspective, the U.S. Federal Reserve will remain predisposed to doing whatever it takes to push the economy forward. Pressures in the credit markets have eased and the overall outlook for the global financial sector improved after the successful completion of the U.S. bank stress tests and the subsequent TARP (Troubled Asset Relief Program) repayments by ten U.S. banks. Currently market participants are looking for signs that consumers and companies will increase borrowing in order to signal increased economic activity. Meanwhile in Europe, the European Central Bank (ECB) cut rates to 1.00% in May as policy makers digested the full impact of the accelerating pace of gross domestic product (GDP) decline in the first quarter compared with the fourth quarter of 2008. Faced with weak economic data, including nine straight months of falling manufacturing orders, the ECB has followed the U.S. and UK with “unconventional methods” like quantitative easing, covered-bond purchases and other measures to shore up liquidity in the financial system.

Around the globe, individual governments continued extraordinary stimulus measures. In April, Japan announced a historic $150 billion stimulus package. This was the country’s fourth round of stimulus since October of 2008 totaling $260 billion. China has been working to turn the global economic crisis into a competitive advantage. In addition to supporting infrastructure growth, such as highways and rail lines, the country’s $586 billion stimulus plan includes increased education and research and development expenditures, both of which will be beneficial to the long-term competitiveness of Chinese industries. Countries from every region we monitor; Brazil to South Korea to Saudi Arabia have all announced sizeable stimulus packages.

The second quarter of 2009 marked the first signs of financial normalization and economic stabilization since the beginning of the credit crisis. While the global economic environment remained challenging, macro-economic fundamentals slowed their pace of deterioration thus sparking hopes that we were entering a period of recovery. After a record six consecutive losing quarters, global markets rallied sharply on marginally less negative news and more constructive government fiscal policies, as well as stabilizing earnings forecasts. In China, in particular, there were clear signs of improvement as a result of stimulus spending. Financial and cyclical names were among the strongest performers as equities benefited from more optimistic assessments of the global economy from the G7 and the IMF, as well as positive sentiment stemming from the repayment of TARP funds by ten U.S. banks.

The foreign exchange markets were volatile for the six-month period, with certain currency pairs reaching the highest level of volatility in more than a decade. Furthermore, currency movements were sometimes in conflict with expectations based on traditional fundamental factors. For example, despite rapidly deteriorating public finances which led to a downgrade in its investment rating, the UK still had a strengthening currency.

By region, emerging markets outperformed significantly, with the MSCI Emerging Markets Index posting a 36% return year-to-date. The out-performance was the result of an increase in investor risk appetite, coupled with a more optimistic economic outlook compared to the developed world. Additionally, emerging market returns were supported by a rebound in commodity prices. In fact, developing countries’ share of world market capitalization increased to a record 24% from 18% at the start of the year.

While developed markets underperformed their emerging counterparts, they still posted strong returns in the second quarter. The MSCI Europe Index was up 25.26% (7.03% year to date) while the MSCI Japan and MSCI USA indices were up 23.05% (2.59% year to date) and 15.69% (3.32% year to date), respectively.

Country allocation is the primary driver of relative performance. The Portfolio benefited from overweight positions in Turkey and Brazil, where expectations are for a strong rebound in GDP growth for 2010 relative to each country’s historic trend. Over-

(continued)

Ohio National Fund, Inc.
International Portfolio (Continued)

weights in South Korea and Norway also contributed to out-performance, as did an underweight in Switzerland. In addition to better economic outlooks, Brazil and Norway benefited from improving commodity markets.(1)

Over-weights in Poland, Germany and Taiwan detracted from performance over the six-month period. Germany and Taiwan were both hurt by a slowdown in global exports. In the case of Poland, heightened risk aversion saw capital flee Eastern Europe, driving down the Polish zloty. Although the Polish government wants to adopt the euro, risks remain. Finally, the Portfolio was hurt by its lack of exposure to Canada, which performed relatively well on the back of stronger energy prices.(1)

Certain currency pairs reached the highest level of volatility in more than a decade, with some currency movements in conflict with traditional fundamental factors. For example, the UK had strengthening currency while experiencing rapidly deteriorating public finances, which led Standard & Poor’s to downgrade its UK triple-A investment grade from stable to negative. The majority of our underperformance this quarter was attributable to our underweight of the UK and other countries that had appreciating currencies even when the assets of those countries were relatively unattractive long-term investments.(1)

This “Currency Drag” was more pronounced than the traditional “Cash Drag”. We wisely kept cash minimal and therefore experienced only slight cash drag as markets rose rapidly — up over 49% from the trough.

Given the confident tone of the second quarter, we move forward with cautious optimism. The sharp equity market rally that began in mid-March slowed in June as investors wait to see if the much-discussed green shoots materialize into a sustainable economic recovery. Additionally, employment data, especially in the U.S. and Europe, continues to justify a degree of caution. That said, the unprecedented stimulus delivered to the global economy in the face of the worst recession in the Post World War II era, has created an environment with favorable short-term momentum, growth potential, ample liquidity, and relatively attractive valuations.

This is especially true in emerging markets where the Portfolio increased its weight to 47% by the end of the six-month period. The increased overweight was achieved by adding weight to countries like Brazil, China and South Africa. Many investors questioned if emerging markets could recover without the big engines of the U.S. and Europe to drive export demand. However intra-EM trade has increased during the downturn as these countries seek alternative sources of demand. China, for example, has replaced the U.S. as Brazil’s chief export market. Clearly the U.S. and Europe will remain important, but having multiple sources of demand — including domestic demand — is helping emerging markets recover.(1)

The overweight in emerging markets was funded by decreasing the Portfolio’s exposure to Europe, which was at 33.5% at the end of the six-month period. The Portfolio exited The Netherlands and France altogether, while paring its exposure to Germany by half to 7.0%. We are cautious on Europe as we believe the recession may be deepening there as evidenced by the ECB’s downgrade of its 2009 GDP forecast. Structural vulnerabilities in Eastern Europe also remain a risk to some Western European markets. Additionally, the credit rating of several European nations including the UK continues to be a cause for concern.(1)

The Portfolio process throughout the half continued to favor long-term relatively strong economies — both smaller, faster-growing developed economies like the Norwegian economy which is weathering the global recession better than most and emerging economies like China where the robust and improving domestic demand will support economic recovery as soon as the current half. While we seek growth, we balance growth with appropriate valuations, strong economies, high demonstrable quality indicators, and favorable technicals. We expect the Portfolio will be rewarded with above-average long-term performance if we continue to seek out growing and strengthening economies.(1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2009.

 Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The MSCI All Country World Ex-USA Index (Net-USD) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed and emerging markets. As of June 2009, the MSCI All Country World Index consisted of 23 developed and 22 emerging market country indices.

The MSCI EAFE Growth Index (Net-USD) is a subset of securities derived from the MSCI EAFE Index, which is generally representative of performance of stock markets in that region, using a two dimensional framework for style segmentation. The index presented herein includes the effect of minimum reinvestment of dividends.

We are now using the MSCI All Country World Ex-USA Index as the Portfolio’s primary benchmark because we believe the Portfolio’s investments more closely resemble the securities represented in that index than those represented in the MSCI EAFE Growth Index.

(continued)

Ohio National Fund, Inc.
International Portfolio (Continued)

 Portfolio Composition as of June 30, 2009 (1)

% of Net Assets

Common Stocks (3)	98.4
Exchange Traded Funds (3)	3.5
Repurchase Agreements
Less Net Liabilities	(1.9)

100.0

 Top 10 Portfolio Holdings as of June 30, 2009 (1) (2)

		% of Net Assets

1.	iShares Asia Trust – iShares FTSE/Xinhua A50 China Tracker	2.5
2.	StatoilHydro ASA	2.4
3.	Petroleo Brasileiro SA – ADR	2.3
4.	Samsung Electronics Co. Ltd.	2.1
5.	Nestle SA	1.9
6.	Terumo Corp.	1.9
7.	Vale SA – ADR	1.8
8.	Sumitomo Mitsui Financial Group, Inc.	1.6
9.	Shimano, Inc.	1.5
10.	HSBC Holdings PLC	1.3

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3)	Top 10 Country Weightings (combined):

% of Net Assets

Japan	17.8
South Korea	11.3
Brazil	10.9
Norway	9.0
Switzerland	8.8
Germany	7.2
China	7.1
Hong Kong	5.1
Turkey	4.8
South Africa	4.6

Ohio National Fund, Inc.
International Portfolio

Schedule of Investments	June 30, 2009 (Unaudited)

		Fair
Common Stocks – 98.4%	Shares	Value

Japan – 16.8%
Ajinomoto Co., Inc. (b)	80,000	$632,851
Asahi Breweries Ltd. (b)	22,800	326,718
Chubu Electric Power Co., Inc. (b)	22,800	526,538
Chugai Pharmaceutical Co. Ltd. (b)	42,100	801,114
Gunze Ltd. (b)	88,100	392,375
Hokuhoku Financial Group, Inc. (b)	338,000	847,229
Honda Motor Co. Ltd. (b)	18,800	517,204
HOYA Corp. (b)	29,600	592,944
KDDI Corp. (b)	300	1,591,813
Keyence Corp. (b)	2,400	488,949
Komatsu Ltd. (b)	145,000	2,238,736
Kyowa Hakko Kirin Co. Ltd. (b)	54,000	609,229
Mitsubishi UFJ Financial Group, Inc. (b)	73,000	450,760
Mizuho Financial Group, Inc. (b)	154,000	357,794
Nippon Telegraph & Telephone Corp. (b)	28,500	1,160,674
NTT DoCoMo, Inc. (b)	500	731,319
Panasonic Corp. (b)	138,200	1,861,911
Sharp Corp. (b)	112,000	1,161,915
Shimano, Inc. (b)	68,100	2,616,456
Shionogi & Co. Ltd. (b)	109,000	2,105,991
Shiseido Co. Ltd. (b)	27,000	441,711
Sumitomo Mitsui Financial Group, Inc. (b)	71,200	2,881,130
Terumo Corp. (b)	77,100	3,399,116
Toray Industries, Inc. (b)	111,000	565,006
Toyota Motor Corp. (b)	13,500	510,534
Yamada Denki Co. Ltd. (b)	39,100	2,274,772

		30,084,789

South Korea – 11.3%
Daewoo Shipbuilding & Marine Engineering Co. Ltd. (b)	14,500	225,824
Hanwha Chem Corp. (b)	29,000	236,398
Hanwha Corp. (b)	8,800	225,622
Hyundai Heavy Industries (b)	3,700	549,334
Hyundai Mipo Dockyard (b)	2,900	285,774
Hyundai Motor Co. (b)	13,600	786,605
Hyundai Securities Co. (b)	21,700	235,627
Hyundai Steel Co. (b)	5,800	266,631
KB Financial Group, Inc. (a) (b)	24,900	830,137
Korea Electric Power Corp. (a) (b)	11,600	268,492
KT Corp. – ADR	68,400	982,224
KT&G Corp. (b)	7,100	400,632
LG Corp. (b)	7,300	347,039
LG Display Co. Ltd. (b)	10,700	266,810
LG Electronics, Inc. (b)	16,900	1,543,805
LS Corp. (b)	8,200	603,440
POSCO – ADR	24,700	2,041,949
Samsung Electro-Mechanics Co. Ltd. (b)	17,600	839,272
Samsung Electronics Co. Ltd. (b)	8,100	3,745,153
Samsung Fire & Marine Insurance Co. Ltd. (b)	3,700	543,964
Samsung Heavy Industries Co. Ltd. (b)	29,500	666,308
Samsung SDI Co. Ltd. (b)	13,200	1,067,450
Shinhan Financial Group Co. Ltd. (a) (b)	24,900	627,745
SK Energy Co. Ltd. (b)	5,700	455,934
SK Holdings Co. Ltd. (b)	8,900	739,784
SK Telecom Co. Ltd. (b)	2,900	395,312
S-Oil Corp. (b)	7,600	338,543
Woongjin Coway Co. Ltd. (b)	25,500	618,704

		20,134,512

Brazil – 10.9%
Banco Bradesco SA – ADR	97,900	1,445,983
Banco do Brasil SA	35,500	383,172
Brasil Telecom SA – ADR	43,500	851,295
Cia de Bebidas das Americas – ADR	18,000	1,166,940
Cia de Saneamento Basico do Estado de Sao Paulo – ADR	18,600	557,814
Cia Energetica de Minas Gerais – ADR	78,000	1,048,320
Cia Siderurgica Nacional SA – ADR	46,300	1,034,805
Cyrela Brazil Realty SA	25,200	189,048
Fertilizantes Fosfatados SA – Preference	44,000	338,842
Gafisa SA – ADR	14,500	239,250
Itau Unibanco Banco Holding SA – ADR	63,826	1,010,366
Itau Unibanco Banco Holding SA – Preference	99,500	1,568,540
Lojas Renner SA	18,000	199,337
Petroleo Brasileiro SA – ADR	14,900	610,602
Petroleo Brasileiro SA – ADR Class A	123,700	4,126,632
Redecard SA	13,300	203,623
Souza Cruz SA	11,000	315,096
Tele Norte Leste Participacoes SA – ADR	21,000	312,270
Vale SA – ADR	41,200	726,356
Vale SA – ADR Class P	206,100	3,163,635

		19,491,926

Norway – 9.0%
DnB NOR ASA (a) (b)	177,800	1,358,565
Fred Olsen Energy ASA (b)	45,100	1,540,052
Norsk Hydro ASA (a) (b)	298,000	1,535,472
Orkla ASA (b)	161,200	1,172,168
Pronova BioPharma AS (a) (b)	166,100	441,446
StatoilHydro ASA (b)	218,600	4,318,043
Tandberg ASA (b)	43,500	734,010
Telenor ASA (a) (b)	268,600	2,072,749
TGS Nopec Geophysical Co. ASA (a) (b)	85,400	847,140
Yara International ASA (b)	75,000	2,111,485

		16,131,130

Switzerland – 8.8%
ABB Ltd. (b)	69,600	1,099,031
Actelion Ltd. (a) (b)	7,800	408,831
Credit Suisse Group AG (b)	37,800	1,731,845
Julius Baer Holding AG (b)	18,200	707,838
Kuehne + Nagel International AG (b)	9,000	706,956
Lonza Group AG (b)	3,700	368,067
Nestle SA (b)	92,000	3,473,777
Novartis AG (b)	53,000	2,157,484
Roche Holding AG – Genusschein (b)	15,400	2,098,284
Syngenta AG (b)	3,800	884,130

(continued)

Ohio National Fund, Inc.
International Portfolio (Continued)

Schedule of Investments	June 30, 2009 (Unaudited)

		Fair
Common Stocks – 98.4%	Shares	Value

Switzerland (continued)
UBS AG (a)	120,000	$1,465,200
Zurich Financial Services AG (b)	4,100	724,689

		15,826,132

Germany – 7.2%
Adidas AG (b)	13,500	513,309
Allianz SE (b)	12,256	1,126,728
BASF SE (b)	27,900	1,114,325
Bayer AG (b)	17,600	945,822
Daimler AG	33,700	1,222,299
Deutsche Bank AG (b)	7,500	456,299
Deutsche Telekom AG (b)	142,900	1,683,399
MAN SE (b)	10,500	644,578
Muenchener Rueckversicherungs AG (b)	6,000	810,123
RWE AG (b)	25,500	2,018,436
SAP AG (b)	27,800	1,118,108
Siemens AG (b)	13,338	923,665
Suedzucker AG (b)	17,600	355,975

		12,933,066

Hong Kong – 5.1%
BOC Hong Kong Holdings Ltd. (b)	262,000	455,856
Cheung Kong Holdings Ltd. (b)	50,000	571,706
China Mobile Ltd. (b)	88,000	881,091
Citic Pacific Ltd. (b)	89,000	183,299
CLP Holdings Ltd. (b)	95,000	629,487
CNOOC Ltd. (b)	846,800	1,043,132
Hang Lung Properties Ltd. (b)	109,000	358,940
Henderson Land Development Co. Ltd. (b)	37,000	211,130
Hong Kong & China Gas Co. Ltd. (b)	229,000	480,713
Hong Kong Exchanges & Clearing Ltd. (b)	57,300	885,657
Hongkong Electric Holdings Ltd. (b)	81,000	449,965
Hutchison Whampoa Ltd. (b)	102,000	663,525
MTR Corp. (b)	127,000	379,397
Sun Hung Kai Properties Ltd. (b)	77,000	956,171
Swire Pacific Ltd. (b)	56,000	562,124
Wharf Holdings Ltd. (b)	98,000	413,195

		9,125,388

Turkey – 4.8%
Akbank TAS (b)	466,000	2,065,063
Tupras Turkiye Petrol Rafine (b)	59,000	715,940
Turkcell Iletisim Hizmet AS – ADR	93,900	1,301,454
Turkiye Garanti Bankasi AS (a) (b)	852,700	2,268,480
Turkiye Is Bankasi (b)	759,020	2,208,467

		8,559,404

China – 4.6%
Anhui Conch Cement Co. Ltd. (b)	44,000	273,677
Bank of China Ltd. (b)	1,922,400	910,339
China Citic Bank (b)	977,900	630,533
China Construction Bank Corp. (b)	690,000	531,675
China Life Insurance Co. Ltd. (b)	262,000	962,903
China Oilfield Services Ltd. (b)	288,000	310,325
Dongfeng Motor Group Co. Ltd. (b)	374,000	313,697
Industrial & Commercial Bank of China (b)	460,000	318,636
Jiangsu Expressway Co. Ltd. (b)	256,000	187,142
Jiangxi Copper Co Ltd. (b)	385,000	625,515
PetroChina Co. Ltd. (b)	487,300	538,496
PICC Property & Casualty Co. Ltd. (a) (b)	396,000	271,250
Ping An Insurance Group Co. of China Ltd. (b)	84,000	563,812
Tsingtao Brewery Co. Ltd. (b)	153,200	484,474
Yanzhou Coal Mining Co Ltd. (b)	260,000	356,535
Zhejiang Expressway Co. Ltd. (b)	494,000	390,016
Zijin Mining Group Co. Ltd. (b)	636,000	572,364

		8,241,389

South Africa – 4.6%
AngloGold Ashanti Ltd. (b)	12,800	469,095
ArcelorMittal South Africa Ltd. (b)	42,483	526,594
Bidvest Group Ltd. (b)	51,500	646,236
FirstRand Ltd. (b)	259,000	472,785
Gold Fields Ltd. (b)	43,000	519,383
Impala Platinum Holdings Ltd. (b)	23,100	511,143
MTN Group Ltd. (b)	73,700	1,131,915
Naspers Ltd. (b)	25,800	679,478
Sanlam Ltd. (b)	310,000	695,057
Sasol Ltd. (b)	31,000	1,084,526
Shoprite Holdings Ltd. (b)	90,700	646,852
Standard Bank Group Ltd. (b)	72,300	831,757

		8,214,821

Malaysia – 3.6%
AMMB Holdings BHD (b)	421,800	404,506
Berjaya Sports Toto BHD (b)	336,400	482,505
British American Tobacco Malaysia BHD (b)	33,700	428,729
Bumiputra-Commerce Holdings BHD (b)	395,500	1,015,410
Digi.Com BHD (b)	94,600	596,885
IOI Corp. BHD (b)	541,500	724,399
Kuala Lumpur Kepong BHD (b)	129,900	438,759
MISC BHD (b)	152,100	371,403
Petronas Dagangan BHD (b)	117,700	279,380
PPB Group BHD (b)	104,000	342,702
Sime Darby BHD (b)	386,100	761,671
Tenaga Nasional BHD (b)	244,300	530,454

		6,376,803

Taiwan – 3.4%
Cathay Financial Holding Co. Ltd. (b)	200,000	294,024
China Development Financial Holding Corp. (b)	1,085,000	256,959
China Steel Corp. (b)	325,000	278,363
Chunghwa Telecom Co. Ltd. (b)	198,000	394,941
E.Sun Financial Holding Co. Ltd. (b)	800,000	266,887
First Financial Holding Co. Ltd. (b)	315,000	186,941
Formosa Plastics Corp. (b)	180,000	320,174
Fubon Financial Holding Co. Ltd. (b)	250,000	232,589
HON HAI Precision Industry Co. Ltd. (b)	178,250	546,644

(continued)

Ohio National Fund, Inc.
International Portfolio (Continued)

Schedule of Investments	June 30, 2009 (Unaudited)

		Fair
Common Stocks – 98.4%	Shares	Value

Taiwan (continued)
HTC Corp. (b)	18,000	$252,936
Inventec Co. Ltd. (b)	595,000	342,123
Lite-On Technology Corp. (b)	235,000	203,669
MediaTek, Inc. (b)	25,000	296,811
Mega Financial Holding Co. Ltd. (b)	535,000	244,613
Nan Ya Plastics Corp. (b)	240,000	310,677
Quanta Computer, Inc. (b)	135,000	216,934
Taiwan Semiconductor Manufacturing Co. Ltd. (b)	435,000	713,922
Tatung Co. Ltd. (a) (b)	540,000	132,538
Teco Electric and Machinery Co. Ltd. (b)	720,000	286,078
United Microelectronics Corp. (b)	810,000	272,923

		6,050,746

Denmark – 3.1%
A P Moller – Maersk A/S (b)	161	964,640
Carlsberg A/S (b)	7,650	490,751
Danisco A/S (b)	5,300	207,686
Danske Bank A/S (a) (b)	44,700	771,147
DSV A/S (a) (b)	27,025	335,202
Genmab A/S (a) (b)	5,000	172,854
H Lundbeck A/S (b)	18,300	348,169
Novo Nordisk A/S (b)	17,325	943,610
Novozymes A/S (b)	1,800	146,437
Sydbank A/S (a) (b)	9,900	228,169
Topdanmark A/S (a) (b)	900	105,120
Vestas Wind Systems A/S (a) (b)	12,500	897,058

		5,610,843

Cayman Islands – 1.9%
Agile Property Holdings Ltd. (b)	230,000	327,683
Alibaba.com Ltd. (a) (b)	230,500	406,241
Belle International Holdings Ltd. (b)	475,000	415,554
Country Garden Holdings Co. (b)	570,000	263,834
Foxconn International Holdings Ltd. (a) (b)	345,000	224,304
Hengan International Group Co. Ltd. (b)	117,000	546,738
Li Ning Co. Ltd. (b)	178,000	522,319
Tencent Holdings Ltd. (b)	55,000	638,143

		3,344,816

United Kingdom – 1.3%
HSBC Holdings PLC (b)	287,500	2,398,838

Bermuda – 1.2%
Esprit Holdings Ltd. (b)	50,000	277,791
Frontline Ltd. (b)	47,000	1,170,456
Golden Ocean Group Ltd. (b)	418,000	411,276
Li & Fung Ltd. (b)	127,000	339,094

		2,198,617

Luxembourg – 0.6%
Acergy SA (b)	103,700	1,023,490

United States – 0.2%
Synthes, Inc. (b)	3,500	338,432

Canada – 0.0%
Nortel Networks Corp. (a)	1,996	87

Total Common Stocks (Cost $159,571,696)		$176,085,229

		Fair
Exchange Traded Funds – 3.5%	Shares	Value

China – 2.5%
iShares Asia Trust – iShares FTSE/Xinhua A50 China Tracker	2,459,600	$4,398,688
Japan – 1.0%
iShares MSCI Japan Index Fund	197,200	1,859,596

Total Exchange Traded Funds (Cost $4,666,080)		$6,258,284

	Face	Fair
Repurchase Agreements – 1.0%	Amount	Value

State Street Bank 0.010%, 07/01/2009	$1,733,000	$1,733,000

Agreement date 06/30/2009 Repurchase price $1,733,000 Collateralized by:
Federal National Mortgage Association 31398AXA5, 1.722% 05/10/2011 Fair Value $1,768,800
Total Repurchase Agreements (Cost $1,733,000)		$1,733,000

Total Investments – 102.9% (Cost $165,970,776) (c)		$184,076,513
Liabilities in Excess of Other Assets – (2.9%)		(5,150,742)

Net Assets – 100.0%		$178,925,771

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depository Receipts

Footnotes:

(a)	Non-Income producing security.

(b)	Security traded on a foreign exchange has been subjected to fair value procedures approved by the Fund Board of Directors. These securities represent $149,580,090 or 83.6% of the Portfolio’s net assets. As discussed in Note 2 of the Notes to Financial Statements, not all investments are valued at an estimate of fair value that is different from the local close price. In some instances the independent fair valuation service uses the local close price because the confidence

(continued)

Ohio National Fund, Inc.
International Portfolio (Continued)

Schedule of Investments	June 30, 2009 (Unaudited)

interval associated with holding is below the 75% threshold. The Portfolio’s securities that are not subjected to fair value procedures are traded on exchanges whose local close times are consistent with the 4:00 pm Eastern Time U.S. market close.

(c)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 8 of the Notes to Financial Statements.

Sector Classifications:

Financials	24.4%
Energy	10.5%
Materials	10.5%
Consumer Discretionary	9.9%
Industrials	9.3%
Health Care	8.5%
Telecommunication Services	7.9%
Information Technology	7.4%
Consumer Staples	6.4%
Utilities	3.6%

98.4%

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
International Portfolio

 Statement of Assets and Liabilities

June 30, 2009 (Unaudited)

Assets:
Investments in securities, at fair value (Cost $164,237,776)	$182,343,513
Repurchase agreements	1,733,000
Cash	278
Foreign currency (Cost $404,188)	406,469
Receivable for securities sold	2,178,690
Receivable for fund shares sold	69,970
Dividends and accrued interest receivable	343,908
Foreign tax reclaim receivable	219,139
Prepaid expenses and other assets	1,311

Total assets	187,296,278

Liabilities:
Unrealized depreciation on foreign currency contacts	17,749
Payable for securities purchased	1,996,036
Payable for fund shares redeemed	6,190,975
Payable for investment management services	127,569
Payable for compliance services	385
Accrued custody expenses	15,973
Accrued professional fees	6,952
Accrued accounting fees	1,185
Accrued printing and filing fees	13,683

Total liabilities	8,370,507

Net assets	$178,925,771

Net assets consist of:
Par value, $1 per share	$22,095,501
Paid-in capital in excess of par value	285,326,351
Accumulated net realized loss on investments	(149,252,387)
Net unrealized appreciation/depreciation on:
Investments	18,105,737
Foreign currency contracts	(17,749)
Foreign currency related transactions	3,943
Undistributed net investment income	2,664,375

Net assets	$178,925,771

Shares outstanding	22,095,501

Authorized Fund shares allocated to Portfolio	30,000,000

Net asset value per share	$8.10

 Statement of Operations

For the Six-Month Period Ended June 30, 2009 (Unaudited)

Investment income:
Interest	$4,025
Dividends (net of $448,410 foreign taxes withheld)	3,060,462

Total investment income	3,064,487

Expenses:
Management fees	688,554
Custodian fees	112,134
Directors’ fees	9,301
Professional fees	11,286
Accounting fees	39,888
Printing and filing fees	12,930
Compliance expense	2,562
Other	10,184

Total expenses	886,839

Net investment income	2,177,648

Realized/unrealized gain (loss) on investments, foreign currency contracts, and other foreign currency related transactions:
Net realized gain (loss) on:
Investments	(59,934,856)
Foreign currency contracts	(91,167)
Foreign currency related transactions	(443,936)
Change in unrealized appreciation/depreciation on:
Investments	70,376,941
Foreign currency contracts	(17,749)
Foreign currency related transactions	13,926

Net realized/unrealized gain (loss) on investments, foreign currency contracts, and other foreign currency related transactions	9,903,159

Change in net assets from operations	$12,080,807

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
International Portfolio

 Statements of Changes in Net Assets

	Six-Month Period	Year Ended
	Ended June 30, 2009	December 31,
	(Unaudited)	2008

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$2,177,648	$2,971,488
Net realized gain (loss) on investments, foreign currency contracts, futures contracts, and other foreign currency related transactions	(60,469,959)	(87,679,937)
Change in unrealized appreciation/depreciation on investments, foreign currency contracts, and other foreign currency related transactions	70,373,118	(74,919,033)

Change in net assets from operations	12,080,807	(159,627,482)

Capital transactions:
Received from shares sold	12,285,812	86,201,321
Paid for shares redeemed	(25,188,466)	(135,986,904)

Change in net assets from capital transactions	(12,902,654)	(49,785,583)

Change in net assets	(821,847)	(209,413,065)
Net Assets:
Beginning of period	179,747,618	389,160,683

End of period	$178,925,771	$179,747,618

Undistributed net investment income	$2,664,375	$1,021,830

 Financial Highlights

	Six-Month Period
	Ended June 30, 2009		Years Ended December 31,
	(Unaudited)		2008	2007	2006	2005

Selected Per-Share Data:
Net asset value, beginning of period	$7.56		$14.02	$12.81	$10.76	$9.84
Operations:
Net investment income	0.10		0.13	0.09	0.05	0.05
Net realized and unrealized gain (loss) on investments, foreign currency contracts, futures contracts, and other foreign currency related transactions	0.44		(6.59)	1.12	2.02	0.87

Total from operations	0.54		(6.46)	1.21	2.07	0.92

Distributions:
Distributions from net investment income	—		—	—	(0.02)	—

Net asset value, end of period	$8.10		$7.56	$14.02	$12.81	$10.76

Total return	7.14	%(b)	–46.08%	9.45%	19.23%	9.40%
Ratios and supplemental data:
Net assets at end of period (millions)	$178.9		$179.7	$389.2	$333.0	$212.2
Ratios to average net assets:
Ratios net of expenses voluntarily reduced or reimbursed by adviser:
Expenses	1.07	%(a)	0.91%	0.99%	1.03%	1.11%
Net investment income	2.62	%(a)	1.03%	0.66%	0.58%	0.61%
Ratio assuming no expenses voluntarily reduced or reimbursed by adviser:
Expenses	1.07%		0.91%	0.99%	1.03%	1.12%
Portfolio turnover rate	126%		214%	123%	72%	117%

(a)	Annualized.

(b)	Not annualized.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Capital Appreciation Portfolio

 Objective/Strategy

The Capital Appreciation Portfolio seeks long-term capital growth by investing primarily in common stocks of established companies with either current or emerging earnings growth not fully appreciated or recognized by the market.

 Performance as of June 30, 2009

Average Annual Total Returns:
One year	-21.08%
Five years	-0.43%
Ten years	4.21%

Past performance does not guarantee future results.  The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the six-month period ended June 30, 2009, the Capital Appreciation Portfolio returned 16.36% versus 3.16% for the current benchmark, the S&P 500 Index.

Stocks are no longer trading entirely as an asset class, but rather trading more on individual company fundamentals. Within the broad market index, Industrials, Financials, Telecommunication Services, Energy, Utilities and Consumer Staples finished the first half of the year in the red. Every sector in the Portfolio, with the exception of Industrials, added to absolute return, and stock selection nearly across the board drove the strong relative return. Illustrating our bottom-up approach to portfolio construction, the top ten contributors came from six different sectors.

Advanced Medical Optics, Inc. was the top contributor for the year-to-date period. Advanced Medical Optics, Inc. is an example where we took advantage of the disconnect between a company’s underlying fundamentals and market expectations. Despite Advanced Medical Optics, Inc.’s underperformance in 2008, we remained confident the steady nature of Advanced Medical Optics, Inc.’s cataract business would carry the company through the Lasik down-cycle. The majority of Advanced Medical Optics, Inc.’s business consisted of cataracts surgery, which is less economically sensitive. The market had placed too much focus on Lasik volumes, not distinguishing properly between a cyclical trough and a secular decline. Abbott Labs purchased Advanced Medical Optics, Inc. the beginning of January for a 160% premium over the prior trading day and a 450% premium over its October/November 2008 low.(1)

Other major contributors to returns included Celanese Corp., The Goldman Sachs Group, Inc. and Weatherford International Ltd. Since our initial purchase in early February, shares of Celanese Corp. have appreciated nearly 100% versus 5.5% by the broad equity market for the same time period. Celanese Corp. is globally one of the lowest-cost producers of Acetyl (intermediate chemical used in many plastics) and has continued to cut costs in this tough operating environment, improving the company’s operating leverage. Celanese Corp.’s acetic acid capacity is running close to capacity on a worldwide basis despite industry operating rates of 75-80% (and 45-50% in China). The steep industry cost curve continues to hold, and Celanese Corp. is continuing to take steps to protect its patented process technology lead. Currently, the stock still trades at a discount valuation to the specialty chemical group but has higher exposure to the growth areas within the sector. Acetyl’s demand, particularly within Asia, continues to remain robust as the overall manufacturing sector stabilizes and rebounds. We see normalized earnings well above $2.00/share but have taken some profit and trimmed the position due to valuation on near-term EPS (earnings per share).(1)

The Goldman Sachs Group, Inc. remains one of the few capital markets platforms that has not been constrained by the credit crisis and is taking advantage of investment opportunities created by widening spreads, which offer greater potential for profitability with the advantage of lower levels of debt on its balance sheet. At the same time, the company has enhanced its brand with clients by staying firmly open for business throughout the downturn, which has resulted in market share gains in several parts of the business. The Goldman Sachs Group, Inc. continues to put capital at risk while its competitors pull capital out and deleverage their balance sheets. We expect second-quarter results to be strong, with FICC (Fixed Income Commodities & Currencies) revenues a key driver, and further book value growth. Additionally, The Goldman Sachs Group, Inc. repurchased the $10 billion of TARP (Troubled Asset Relief Program) preferreds, which should allow it to take advantage of investment opportunities and effectively manage its capital base. Year to date, the bank’s shares have appreciated approximately 74%. The stock has traded up from a significant discount to tangible book value to a small premium but remains under 10x 2010 EPS. We have taken some profits as we manage the position size down as the stock approaches our target value.(1)

Weatherford International Ltd., provides oilfield services and equipment for the drilling, evaluation, completion, and production of oil and natural gas wells worldwide. We started a position in early January 2009, as we believed Weatherford Ltd. had the best revenue growth potential of the large-cap service companies due to differentiated positions in Mexico (Chicontepec project), early positioning in Iraq, and a project in Russia with TNK-BP. Weatherford International Ltd. was also starting to execute well with improving margin potential and sold at a lower multiple of earnings and cashflow than other slower growing oil service players. We acknowledge rig count, especially in the U.S., will likely trend lower for the rest of 2009; however, we think Weatherford International Ltd.’s international revenue should be able to offset the decline in North America. Since our initial purchase, Weatherford International Ltd. shares have increased approximately 68%, outperforming as the levered play on a perceived early bottoming to this cycle. We have taken some profits and trimmed the position.(1)

Industrials, chiefly due to declines in Delta Air Lines, Inc. and JetBlue Airways Corp., were the only detriment to the Portfolio’s

(continued)

Ohio National Fund, Inc.
Capital Appreciation Portfolio (Continued)

returns. We initially opened a position in Delta Airlines, Inc. prior to its buyout of Northwest Airlines, which created the world’s biggest airline. We sold Delta Airlines, Inc. early May due to the weaker-than-expected revenue environment, given the company’s international and business travel exposure. We continue to hold JetBlue Airways Corp. as we believe the stock still has a 2:1 reward to risk outlook. We believe the market does not fully appreciate the magnitude of offset that collapsing fuel prices and a historic reduction of industry capacity will create.(1)

Other key detractors included SLM Corp., StanCorp Financial Group, Inc. and H&R Block, Inc. SLM Corp. declined due to the Obama administration’s proposal to replace the Federal Family Education Loan Program with the government-run Direct Loan Program. This action would eliminate fees paid to private banks that provide loans to students. We exited the position in March due to our concern that negative perception regarding SLM Corp. could become reality if the market focuses on potential near-term funding risks and ignores SLM Corp.’s low cost platform in the servicing business.(1)

StanCorp Financial Group, Inc. provides life and disability insurance as well as asset management services. The company announced fourth-quarter financial results that were modestly below consensus estimates; however, the magnitude of the stock’s decline was overdone. Investors’ concerns relative to investment losses have been top of mind in 2009, but, in our opinion, StanCorp Financial Group, Inc.’s capital position remains strong given its low exposure to toxic assets. Some have questioned StanCorp Financial Group, Inc.’s exposures to commercial real estate, but given the company’s strong underwriting history, we are confident StanCorp Financial Group, Inc. can weather continued weakness without impairing its franchise. Subsequently, StanCorp Financial Group, Inc. announced first-quarter earnings, which came in ahead of expectations with solid cost control and a very small hit to the commercial mortgage portfolio. We continue to like this mid market disability player, which has delivered solid results in a tough economic environment and sells at a discount to book value and earnings.(1)

H&R Block, Inc. fell as the company reported tax return filings growth that was at the low end of Street expectations. Fewer tax returns were prepared as customers sought cheaper alternatives in a recessionary economy. However, in the most recent quarter, shares of H&R Block, Inc. recovered some losses as the company reported earnings that exceeded consensus expectations. We believe the company’s substantial free cash flow generation can provide the financial flexibility for share repurchases, which we think will be the next catalyst for the stock. The new CEO is taking ownership and improving the marketing and operating structure via cost-reduction efforts. We continue to find the stock, which is trading at what we think is half of the company’s intrinsic value, attractively valued. Additionally, H&R Block, Inc. has a dividend yield approaching 4%.(1)

The five best performers were Advanced Medical Optics, Inc., Sprint Nextel Corp., Celanese Corp., Warner Music Group Corp. and The Goldman Sachs Group, Inc. The five worst performers were SLM Corp., JetBlue Airways Corp., White Mountains Insurance Group Ltd., Delta Airlines, Inc. and The Goodyear Tire & Rubber Co. The five largest contributors to absolute return were Advanced Medical Optics, Inc., Celanese Corp., The Goldman Sachs Group, Inc., Weatherford International Ltd. and Sprint Nextel Corp. The bottom five detractors from absolute return were SLM Corp., Delta Air Lines, Inc., JetBlue Airways Corp., E.I. du Pont de Nemours & Co. and StanCorp Financial Group, Inc.(1)

While we expect the technical recession to end later this year, it will be some time before economic activity returns to a normalized level. Consumers have limited borrowing capacity and without robust economic growth, labor market conditions will likely remain weak for longer than many would hope. While a catastrophic meltdown has been averted, higher inflation and continued dollar weakness over the next few years may result from the current monetary and fiscal policy environment. Nonetheless, we believe the Portfolio holds strongly capitalized, market leaders well positioned to take advantage of an eventual rebound. We have taken profits during the recent market rally as some cyclical positions reached our target prices.

The market overall seems reasonably valued and no longer particularly cheap without a strong earnings recovery. Nonetheless, we are still finding many individual stocks that have compelling risk/rewards with fundamental catalysts. As evident by our out-performance year-to-date, stocks are no longer trading entirely as an asset class, but rather trading more on individual company fundamentals. We believe this allows for a continued favorable environment for our opportunistic investment style to outperform.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2009.

 Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P 500 Index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index presented herein includes the effects of reinvested dividends.

(continued)

Ohio National Fund, Inc.
Capital Appreciation Portfolio (Continued)

 Portfolio Composition as of June 30, 2009 (1)

% of Net Assets

Common Stocks (3)	92.7
Money Market Funds
Less Net Liabilities	7.3

100.0

 Top 10 Portfolio Holdings as of June 30, 2009 (1) (2)

		% of Net Assets

1.	ConAgra Foods, Inc.	2.6
2.	Cisco Systems, Inc.	2.3
3.	Intel Corp.	2.2
4.	Nokia Corp. – ADR	2.0
5.	XTO Energy, Inc.	2.0
6.	Travelers Companies, Inc. / The	2.0
7.	Goldman Sachs Group, Inc. / The	1.9
8.	Symantec Corp.	1.9
9.	Alcon, Inc.	1.9
10.	Shire PLC – ADR	1.9

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets

Consumer Discretionary	19.3
Information Technology	14.2
Health Care	12.5
Energy	12.0
Financials	11.5
Consumer Staples	8.8
Industrials	8.0
Materials	4.7
Utilities	1.7

92.7

Ohio National Fund, Inc.
Capital Appreciation Portfolio

Schedule of Investments	June 30, 2009 (Unaudited)

		Fair
Common Stocks – 92.7%	Shares	Value

CONSUMER DISCRETIONARY – 19.3%
Auto Components – 1.5%
Gentex Corp.	137,100	$1,590,360

Diversified Consumer Services – 3.5%
Career Education Corp. (a)	56,300	1,401,307
H&R Block, Inc.	77,800	1,340,494
Weight Watchers International, Inc.	38,700	997,299

		3,739,100

Hotels, Restaurants & Leisure – 3.6%
Bally Technologies, Inc. (a)	62,350	1,865,512
Pinnacle Entertainment, Inc. (a)	210,000	1,950,900

		3,816,412

Household Durables – 1.4%
Ryland Group, Inc.	88,900	1,489,964

Internet & Catalog Retail – 0.7%
Ticketmaster Entertainment, Inc. (a)	120,580	774,124

Media – 7.3%
Discovery Communications, Inc. Class A (a)	68,200	1,537,910
Liberty Global, Inc. Series C (a)	86,496	1,367,501
Time Warner Cable, Inc.	61,100	1,935,037
Viacom, Inc. Class B (a)	78,644	1,785,219
Warner Music Group Corp. (a)	212,500	1,243,125

		7,868,792

Specialty Retail – 1.3%
Urban Outfitters, Inc. (a)	66,200	1,381,594

TOTAL CONSUMER DISCRETIONARY		20,660,346

CONSUMER STAPLES – 8.8%
Food & Staples Retailing – 1.9%
Wal-Mart Stores, Inc.	41,300	2,000,572

Food Products – 5.5%
Cadbury PLC (b)	235,435	2,012,424
ConAgra Foods, Inc.	146,400	2,790,384
Tyson Foods, Inc. Class A	90,100	1,136,161

		5,938,969

Household Products – 1.4%
Kimberly-Clark Corp.	28,300	1,483,769

TOTAL CONSUMER STAPLES		9,423,310

ENERGY – 12.0%
Energy Equipment & Services – 2.7%
Schlumberger Ltd.	24,900	1,347,339
Weatherford International Ltd. (a)	81,429	1,592,751

		2,940,090

Oil, Gas & Consumable Fuels – 9.3%
Cabot Oil & Gas Corp.	31,000	949,840
Exxon Mobil Corp.	28,100	1,964,471
Newfield Exploration Co. (a)	55,300	1,806,651
Occidental Petroleum Corp.	27,700	1,822,937
Suncor Energy, Inc.	42,900	1,301,586
XTO Energy, Inc.	56,000	2,135,840

		9,981,325

TOTAL ENERGY		12,921,415

FINANCIALS – 11.5%
Capital Markets – 4.7%
Charles Schwab Corp. / The	88,378	1,550,150
Goldman Sachs Group, Inc. / The	13,900	2,049,416
Lazard Ltd. Class A	55,100	1,483,292

		5,082,858

Commercial Banks – 1.0%
KeyCorp	200,000	1,048,000

Diversified Financial Services – 1.2%
Bank of America Corp.	97,000	1,280,400

Insurance – 4.6%
Axis Capital Holdings Ltd.	66,300	1,735,734
StanCorp Financial Group, Inc.	38,400	1,101,312
Travelers Companies, Inc. / The	51,700	2,121,768

		4,958,814

TOTAL FINANCIALS		12,370,072

HEALTH CARE – 12.5%
Biotechnology – 1.6%
Amgen, Inc. (a)	31,200	1,651,728

Health Care Equipment & Supplies – 1.9%
Alcon, Inc.	17,600	2,043,712

Health Care Providers & Services – 1.5%
Medco Health Solutions, Inc. (a)	35,600	1,623,716

Pharmaceuticals – 7.5%
Abbott Laboratories	36,400	1,712,256
Pfizer, Inc.	72,900	1,093,500
Shire PLC – ADR	48,900	2,028,372
Watson Pharmaceuticals, Inc. (a)	60,200	2,028,138
Wyeth	25,800	1,171,062

		8,033,328

TOTAL HEALTH CARE		13,352,484

INDUSTRIALS – 8.0%
Airlines – 1.1%
JetBlue Airways Corp. (a)	277,900	1,186,633

Commercial Services & Supplies – 2.6%
Republic Services, Inc.	83,015	2,026,396
Waste Management, Inc.	26,200	737,792

		2,764,188

Machinery – 2.8%
Deere & Co.	27,000	1,078,650
Dover Corp.	60,500	2,001,945

		3,080,595

(continued)

Ohio National Fund, Inc.
Capital Appreciation Portfolio (Continued)

Schedule of Investments	June 30, 2009 (Unaudited)

		Fair
Common Stocks – 92.7%	Shares	Value

Trading Companies & Distributors – 1.5%
Aircastle Ltd.	58,992	$433,591
RSC Holdings, Inc. (a)	171,800	1,154,496

		1,588,087

TOTAL INDUSTRIALS		8,619,503

INFORMATION TECHNOLOGY – 14.2%
Communications Equipment – 4.4%
Cisco Systems, Inc. (a)	133,700	2,492,168
Nokia Corp. – ADR	148,800	2,169,504

		4,661,672

Internet Software & Services – 1.2%
IAC/InterActiveCorp (a)	78,450	1,259,123

IT Services – 1.5%
CACI International, Inc. Class A (a)	38,100	1,627,251

Semiconductors & Semiconductor Equipment – 2.2%
Intel Corp.	142,000	2,350,100

Software – 4.9%
Adobe Systems, Inc. (a)	59,600	1,686,680
Check Point Software Technologies Ltd. (a)	65,800	1,544,326
Symantec Corp. (a)	131,600	2,047,696

		5,278,702

TOTAL INFORMATION TECHNOLOGY		15,176,848

MATERIALS – 4.7%
Chemicals – 3.2%
Celanese Corp. Class A	72,600	1,724,250
Nalco Holding Co.	64,200	1,081,128
Solutia, Inc. (a)	106,200	611,712

		3,417,090

Metals & Mining – 1.5%
Goldcorp, Inc.	47,400	1,647,150

TOTAL MATERIALS		5,064,240

UTILITIES – 1.7%
Independent Power Producers & Energy Traders – 1.7%
NRG Energy, Inc. (a)	71,600	1,858,736

TOTAL UTILITIES		1,858,736

Total Common Stocks (Cost $107,311,564)		$99,446,954

		Fair
Money Market Funds – 8.9%	Shares	Value

Federated Prime Cash Obligations Fund Institutional Class	4,070,000	$4,070,000
Fidelity Institutional Money Market Funds Money Market Portfolio – Class I	5,533,000	5,533,000

Total Money Market Funds (Cost $9,603,000)		$9,603,000

Total Investments – 101.6% (Cost $116,914,564) (c)		$109,049,954
Liabilities in Excess of Other Assets – (1.6)%		(1,717,803)

Net Assets – 100.0%		$107,332,151

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depository Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Security traded on a foreign exchange has been subjected to fair value procedures approved by the Fund Board of Directors. These securities represent $2,012,424 or 1.9% of the Portfolio’s net assets. As discussed in Note 2 of the Notes to Financial Statements, not all investments are valued at an estimate of fair value that is different from the local close price. In some instances the independent fair valuation service uses the local close price because the confidence interval associated with holding is below the 75% threshold. The Portfolio’s securities that are not subjected to fair value procedures are traded on exchanges whose local close times are consistent with the 4:00 pm Eastern Time U.S. market close.

(c)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 8 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Capital Appreciation Portfolio

 Statement of Assets and Liabilities

June 30, 2009 (Unaudited)

Assets:
Investments in securities, at fair value (Cost $116,914,564)	$109,049,954
Cash	243
Receivable for securities sold	1,258,494
Receivable for fund shares sold	20,792
Dividends and accrued interest receivable	124,585
Prepaid expenses and other assets	745

Total assets	110,454,813

Liabilities:
Payable for securities purchased	291,714
Payable for fund shares redeemed	2,735,021
Payable for investment management services	72,785
Payable for compliance services	399
Accrued custody expense	584
Accrued professional fees	6,422
Accrued accounting fees	7,507
Accrued printing and filing fees	8,230

Total liabilities	3,122,662

Net assets	$107,332,151

Net assets consist of:
Par value, $1 per share	$7,468,251
Paid-in capital in excess of par value	154,646,748
Accumulated net realized loss on investments	(48,505,947)
Net unrealized depreciation on investments	(7,864,610)
Undistributed net investment income	1,587,709

Net assets	$107,332,151

Shares outstanding	7,468,251

Authorized Fund shares allocated to Portfolio	15,000,000

Net asset value per share	$14.37

 Statement of Operations

For the Six-Month Period Ended June 30, 2009 (Unaudited)

Investment income:
Interest	$22,471
Dividends (net of withholding tax of $29,163)	1,884,040

Total investment income	1,906,511

Expenses:
Management fees	400,941
Custodian fees	3,619
Directors’ fees	5,661
Professional fees	9,067
Accounting fees	22,287
Printing and filing fees	7,945
Compliance expense	2,563
Other	1,593

Total expenses	453,676

Net investment income	1,452,835

Realized/unrealized gain (loss) on investments and foreign currency related transactions:
Net realized gain (loss) on:
Investments	(28,293,881)
Foreign currency related transactions	1,815
Change in unrealized appreciation/depreciation on investments	41,936,152

Net realized/unrealized gain (loss) on investments and foreign currency related transactions	13,644,086

Change in net assets from operations	$15,096,921

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Capital Appreciation Portfolio

 Statements of Changes in Net Assets

	Six-Month Period	Year Ended
	Ended June 30, 2009	December 31,
	(Unaudited)	2008

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$1,452,835	$1,083,715
Net realized gain (loss) on investments and foreign currency related transactions	(28,292,066)	(17,986,650)
Change in unrealized appreciation/depreciation on investments	41,936,152	(52,485,931)

Change in net assets from operations	15,096,921	(69,388,866)

Distributions to shareholders:
Distributions from net investment income	—	(936,890)

Capital transactions:
Received from shares sold	5,304,785	20,186,486
Received from dividends reinvested	—	936,890
Paid for shares redeemed	(16,704,299)	(44,797,966)

Change in net assets from capital transactions	(11,399,514)	(23,674,590)

Change in net assets	3,697,407	(94,000,346)
Net Assets:
Beginning of period	103,634,744	197,635,090

End of period	$107,332,151	$103,634,744

Undistributed net investment income	$1,587,709	$133,059

 Financial Highlights

	Six-Month Period
	Ended June 30, 2009		Years Ended December 31,
	(Unaudited)		2008	2007	2006	2005

Selected Per-Share Data:
Net asset value, beginning of period	$12.35		$20.45	$19.79	$17.08	$16.31
Operations:
Net investment income	0.20		0.14	0.11	0.12	0.08
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	1.82		(8.12)	0.65	2.68	0.78

Total from operations	2.02		(7.98)	0.76	2.80	0.86

Distributions:
Distributions from net investment income	—		(0.12)	(0.10)	(0.09)	(0.09)

Net asset value, end of period	$14.37		$12.35	$20.45	$19.79	$17.08

Total return	16.36	%(b)	–39.01%	3.82%	16.37%	5.27%
Ratios and supplemental data:
Net assets at end of period (millions)	$107.3		$103.6	$197.6	$222.5	$169.6
Ratios to average net assets:
Expenses	0.90	%(a)	0.87%	0.84%	0.85%	0.88%
Net investment income	2.89	%(a)	0.71%	0.46%	0.64%	0.60%
Portfolio turnover rate	43%		79%	69%	80%	86%

(a)	Annualized.

(b)	Not annualized.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Millennium Portfolio

 Objective/Strategy

The Millennium Portfolio seeks maximum capital growth by investing primarily in common stocks of small sized companies.

 Performance as of June 30, 2009

Average Annual Total Returns:
One year	-32.88%
Five years	-3.24%
Ten years	-0.81%

Past performance does not guarantee future results.  The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the six-month period ended June 30, 2009, the Millennium Portfolio returned 2.77% versus 11.36% for the current benchmark, the Russell 2000 Growth Index.

The Portfolio underperformed its benchmark. In contrast to 2008, however, both the Portfolio and the Russell 2000 Growth Index finished the six-month period in positive territory. The small-cap market has rallied significantly since last year’s lows. However, this has primarily been a low quality rally, with the strongest performance coming from stocks that generally do not meet our quality growth criteria. The current rally has been led by the lowest quality stocks by return on equity and cash flow, and by stocks under $5 and stocks at the smallest end of the capitalization range. Stocks under $5 rose 41% while those over $20 were down over 1% year-to-date. Also, stocks under $250 million market cap were up 36% while those over $1 billion were down over 2%. “Junk” rallies like this often occur at inflection points in the market, but tend not to be sustainable over full market cycles, and tend not to strongly benefit long-term quality growth investors like us.

Within the Russell 2000 Growth Index, eight of ten sectors posted positive results, with cyclical areas such as Information Technology and Consumer Discretionary performing best, followed by Consumer Staples. Industrials and Financials reported negative returns, and the Energy sector also performed poorly on a relative basis, though returns were positive. While the Portfolio did outperform the benchmark in five of the 10 sectors, a significant deficit in the Health Care and Information Technology sectors accounted for most of the Portfolio’s relative shortfall.(1)

The sector that had the most positive impact on relative Portfolio performance was Telecommunication Services. Our wireless theme was beneficial, with SBA Communications Corp., a cell tower company, our strongest performer during the six-month period. The Consumer Staples, Financials, and Energy sectors were also additive to relative performance. Within Consumer Staples, Whole Foods Market, Inc. was a top performer for this time period. Within Financials, Janus Capital Group, Inc. and GFI Group, Inc. were top performers. Concho Resources, Inc. yielded strong performance in the Energy Sector.(1)

In Information Technology, while our holdings were generally strong, it was the semiconductor and equipment companies — typically a higher risk, lower quality area of the market — that largely drove performance. We were underweighted in these segments, so we did not participate fully. Of the semiconductor names we did own, NetLogic Microsystems, Inc., was among our top performers. Other top performers included Starent Networks Corp., a communications firm, and VistaPrint Ltd., a niche marketing graphic design firm.(1)

In Health Care, holdings including Viropharma, Inc., an antiviral pharmaceuticals firm, athenahealth, Inc., a practice management firm, and Amedisys, a home health care specialist, negatively impacted performance. Political risk related to healthcare reform was a factor in each of these cases, and we subsequently sold Amedisys. We continue to own Wright Medical Group, Inc., a high quality hospital equipment name that disappointed, but that we think will perform well moving forward. VCA Antech, Inc., a veterinary care company, was positive for the Portfolio this period, and we expect the company will benefit further as consumer spending improves. Within Health Care, with ongoing headline risk from reform discussions, we are decreasing our exposure to services names, and continuing to focus on firms we believe are less susceptible to downside potential given the impending health care reform.(1)

Within Industrials, we continue to operate a prison services theme, owning companies such as The Geo Group, Inc. and Cornell Companies, Inc. We are confident in the buy thesis for these companies, though we have adjusted our near-term expectations due to the pressures on state spending — particularly in California. Elsewhere in Industrials, we have added to our holdings in Heico Corp., an aftermarket aircraft parts manufacturer. We believe Heico Corp. may benefit as airlines seek lower cost but high quality FAA-approved parts.(1)

In the Consumer Discretionary sector, though we underperformed the Russell 2000 Growth Index, several of our holdings performed extremely well. Gaming companies Penn National Gaming, Inc. and Ameristar Casinos, Inc. were among top performers, benefiting from the fact that Americans have replaced international travel with less costly leisure options. We have consolidated our secondary education theme, which is generally a more defensive area sector. We continue to hold Lincoln Educational Services Corp. and Capella Education Co. On the negative side, we sold Gymboree Corp., one of our biggest disappointments this period, on missed earnings.(1)

Looking forward, while we see some indications that the worst is behind us economically, we continue to have concerns about serious unresolved issues and the weak position of consumers, so expect sluggish growth rather than a “V”-shaped recovery. Despite the recent strong performance of lower quality stocks, longer term, we believe the market focuses on fundamentals. As such, we remain focused on high quality growth companies with strong balance sheets and compelling business advantages — those we believe can grow and prosper even in a relatively weak environment. We continue to believe that stock selection will be the key to long-term returns, and that over time, the market will reward companies that possess the strong fundamentals and quality growth characteristics that we demand.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2009.

(continued)

Ohio National Fund, Inc.
Millennium Portfolio (Continued)

 Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 2000 Growth Index is a market-weighted total return index that measures the performance of companies within the Russell 2000 Index having higher price to book ratios and higher forecasted growth values. The Russell 2000 Index includes the 2000 firms from the Russell 3000 Index with the smallest market capitalizations. The Russell 3000 Index represents 98% of the investable U.S. equity markets. The index presented herein includes the effects of reinvested dividends.

 Portfolio Composition as of June 30, 2009 (1)

% of Net Assets

Common Stocks (3)	41.0
Money Market Funds and Other Net Assets	59.0

100.0

 Top 10 Portfolio Holdings as of June 30, 2009 (1) (2)

		% of Net Assets

1.	Orient-Express Hotels Ltd. Class A	1.2
2.	Ultimate Software Group, Inc.	1.1
3.	Inverness Medical Innovations, Inc.	1.0
4.	Old Dominion Freight Line, Inc.	0.9
5.	Wright Medical Group, Inc.	0.9
6.	Emergency Medical Services Corp.	0.9
7.	MedAssets, Inc.	0.8
8.	Silicon Laboratories, Inc.	0.8
9.	Arena Resources, Inc.	0.8
10.	Informatica Corp.	0.7

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets

Information Technology	10.9
Health Care	10.8
Consumer Discretionary	7.1
Industrials	7.0
Financials	2.4
Energy	1.4
Consumer Staples	0.9
Telecommunication Services	0.5

41.0

Ohio National Fund, Inc.
Millennium Portfolio

Schedule of Investments	June 30, 2009 (Unaudited)

		Fair
Common Stocks – 41.0%	Shares	Value

CONSUMER DISCRETIONARY – 7.1%
Diversified Consumer Services – 1.5%
Capella Education Co. (a)	7,300	$437,635
Lincoln Educational Services Corp. (a)	20,900	437,437
Steiner Leisure Ltd. (a)	10,500	320,565

		1,195,637

Hotels, Restaurants & Leisure – 3.1%
Ameristar Casinos, Inc.	20,800	395,824
BJ’s Restaurants, Inc. (a)	21,000	354,270
Isle of Capri Casinos, Inc. (a)	34,500	459,540
Orient-Express Hotels Ltd. Class A	113,200	961,068
Royal Caribbean Cruises Ltd.	26,000	352,040

		2,522,742

Household Durables – 0.7%
Jarden Corp. (a)	28,500	534,375

Specialty Retail – 1.2%
hhgregg, Inc. (a)	26,700	404,772
Tractor Supply Co. (a)	13,100	541,292

		946,064

Textiles, Apparel & Luxury Goods – 0.6%
Warnaco Group, Inc. / The (a)	16,200	524,880

TOTAL CONSUMER DISCRETIONARY		5,723,698

CONSUMER STAPLES – 0.9%
Food & Staples Retailing – 0.5%
United Natural Foods, Inc. (a)	14,500	380,625

Personal Products – 0.4%
Bare Escentuals, Inc. (a)	40,900	362,783

TOTAL CONSUMER STAPLES		743,408

ENERGY – 1.4%
Oil, Gas & Consumable Fuels – 1.4%
Arena Resources, Inc. (a)	19,000	605,150
Concho Resources, Inc. (a)	19,000	545,110

TOTAL ENERGY		1,150,260

FINANCIALS – 2.4%
Capital Markets – 1.8%
GFI Group, Inc.	62,700	422,598
Janus Capital Group, Inc.	41,500	473,100
Waddell & Reed Financial, Inc. Class A	20,100	530,037

		1,425,735

Consumer Finance – 0.6%
Dollar Financial Corp. (a)	33,200	457,828

TOTAL FINANCIALS		1,883,563

HEALTH CARE – 10.8%
Biotechnology – 0.5%
Alexion Pharmaceutical, Inc. (a)	9,700	398,864

Health Care Equipment & Supplies – 3.8%
ICU Medical, Inc. (a)	13,200	543,180
Inverness Medical Innovations, Inc. (a)	23,500	836,130
NuVasive, Inc. (a)	12,300	548,580
Sirona Dental Systems, Inc. (a)	19,900	397,801
Wright Medical Group, Inc. (a)	43,300	704,058

		3,029,749

Health Care Providers & Services – 4.5%
Air Methods Corp. (a)	20,100	549,936
Emergency Medical Services Corp. (a)	18,700	688,534
HMS Holdings Corp. (a)	12,500	509,000
IPC The Hospitalist Co., Inc. (a)	19,500	520,455
Mednax, Inc. (a)	9,300	391,809
Psychiatric Solutions, Inc. (a)	21,500	488,910
VCA Antech, Inc. (a)	17,700	472,590

		3,621,234

Health Care Technology – 1.4%
MedAssets, Inc. (a)	33,200	645,740
SXC Health Solutions Corp. (a)	17,300	439,766

		1,085,506

Life Sciences Tools & Services – 0.6%
Illumina, Inc. (a)	12,500	486,750

TOTAL HEALTH CARE		8,622,103

INDUSTRIALS – 7.0%
Aerospace & Defense – 0.6%
HEICO Corp.	12,800	464,128

Commercial Services & Supplies – 2.4%
Cornell Companies, Inc. (a)	28,100	455,501
GEO Group, Inc. / The (a)	29,400	546,252
Healthcare Services Group, Inc.	22,700	405,876
Tetra Tech, Inc. (a)	16,800	481,320

		1,888,949

Electrical Equipment – 0.9%
EnerSys (a)	17,900	325,601
Polypore International, Inc. (a)	38,900	432,568

		758,169

Machinery – 0.6%
Middleby Corp. / The (a)	10,700	469,944

Professional Services – 1.6%
CoStar Group, Inc. (a)	11,900	474,453
FTI Consulting, Inc. (a)	9,000	456,480
ICF International Inc. (a)	12,300	339,357

		1,270,290

Road & Rail – 0.9%
Old Dominion Freight Line, Inc. (a)	22,500	755,325

TOTAL INDUSTRIALS		5,606,805

INFORMATION TECHNOLOGY – 10.9%
Communications Equipment – 1.6%
DG FastChannel, Inc. (a)	21,300	389,790
Riverbed Technology, Inc. (a)	15,000	347,850
Starent Networks Corp. (a)	21,500	524,815

		1,262,455

(continued)

Ohio National Fund, Inc.
Millennium Portfolio (Continued)

Schedule of Investments	June 30, 2009 (Unaudited)

		Fair
Common Stocks – 41.0%	Shares	Value

Internet Software & Services – 1.1%
Constant Contact, Inc. (a)	17,300	$343,232
VistaPrint Ltd. (a)	12,000	511,800

		855,032

IT Services – 1.1%
Global Cash Access Holdings, Inc. (a)	48,400	385,264
RightNow Technologies, Inc. (a)	44,300	522,740

		908,004

Semiconductor & Semiconductor Equipment – 3.2%
Hittite Microwave Corp. (a)	12,900	448,275
Netlogic Microsystems, Inc. (a)	11,200	408,352
Semtech Corp. (a)	31,400	499,574
Silicon Laboratories, Inc. (a)	16,900	641,186
Varian Semiconductor Equipment Associates, Inc. (a)	23,400	561,366

		2,558,753

Software – 3.9%
Informatica Corp. (a)	32,900	565,551
Macrovision Solutions Corp. (a)	19,900	434,019
Nuance Communications, Inc. (a)	32,900	397,761
Taleo Corp. (a)	19,600	358,092
THQ, Inc. (a)	70,700	506,212
Ultimate Software Group, Inc. (a)	35,300	855,672

		3,117,307

TOTAL INFORMATION TECHNOLOGY		8,701,551

TELECOMMUNICATION SERVICES – 0.5%
Diversified Telecommunication Services – 0.5%
Neutral Tandem, Inc. (a)	14,300	422,136

TOTAL TELECOMMUNICATION SERVICES		422,136

Total Common Stocks (Cost $29,045,201)		$32,853,524

		Fair
Money Market Funds – 0.2%	Shares	Value

Fidelity Institutional Money Market Funds Money Market Portfolio – Class I	143,000	$143,000

Total Money Market Funds (Cost $143,000)		$143,000

Total Investments – 41.2% (Cost $29,188,201) (b)		$32,996,524
Other Assets in Excess of Liabilities – 58.8%		47,125,187

Net Assets – 100.0%		$80,121,711

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 8 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Millennium Portfolio

 Statement of Assets and Liabilities

June 30, 2009 (Unaudited)

Assets:
Investments in securities, at fair value (Cost $29,188,201)	$32,996,524
Cash	497
Receivable for securities sold	881,389
Receivable for fund shares sold	47,167,269
Dividends and accrued interest receivable	821
Prepaid expenses and other assets	269

Total assets	81,046,769

Liabilities:
Payable for securities purchased	868,013
Payable for fund shares redeemed	23,008
Payable for investment management services	21,600
Payable for compliance services	399
Accrued custody expense	789
Accrued professional fees	5,873
Accrued accounting fees	2,945
Accrued printing and filing fees	2,431

Total liabilities	925,058

Net assets	$80,121,711

Net assets consist of:
Par value, $1 per share	$5,398,796
Paid-in capital in excess of par value	108,112,509
Accumulated net realized loss on investments	(37,090,735)
Net unrealized appreciation on investments	3,808,323
Accumulated net investment loss	(107,182)

Net assets	$80,121,711

Shares outstanding	5,398,796

Authorized Fund shares allocated to Portfolio	10,000,000

Net asset value per share	$14.84

 Statement of Operations

For the Six-Month Period Ended June 30, 2009 (Unaudited)

Investment income:
Interest	$3,921
Dividends	38,209

Total investment income	42,130

Expenses:
Management fees	122,434
Custodian fees	4,124
Directors’ fees	1,698
Professional fees	6,801
Accounting fees	8,865
Printing and filing fees	2,257
Compliance expense	2,563
Other	570

Total expenses	149,312

Net investment loss	(107,182)

Realized/unrealized gain (loss) on investments:
Net realized gain (loss) on investments	(5,128,506)
Change in unrealized appreciation/depreciation
on investments	5,865,530

Net realized/unrealized gain (loss) on investments	737,024

Change in net assets from operations	$629,842

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Millennium Portfolio

 Statements of Changes in Net Assets

	Six-Month Period	Year Ended
	Ended June 30, 2009	December 31,
	(Unaudited)	2008

Increase (Decrease) in Net Assets:
Operations:
Net investment loss	$(107,182)	$(367,189)
Net realized gain (loss) on investments and foreign currency related transactions	(5,128,506)	(13,216,336)
Change in unrealized appreciation/depreciation on investments and foreign currency related transactions	5,865,530	(14,574,651)

Change in net assets from operations	629,842	(28,158,176)

Capital transactions:
Received from shares sold	50,087,566	12,734,336
Paid for shares redeemed	(4,801,345)	(21,422,842)

Change in net assets from capital transactions	45,286,221	(8,688,506)

Change in net assets	45,916,063	(36,846,682)
Net Assets:
Beginning of period	34,205,648	71,052,330

End of period	$80,121,711	$34,205,648

Accumulated net investment loss	$(107,182)	$—

 Financial Highlights

	Six-Month Period
	Ended June 30, 2009		Years Ended December 31,
	(Unaudited)		2008	2007	2006	2005

Selected Per-Share Data:
Net asset value, beginning of period	$14.44		$25.13	$19.94	$18.57	$18.57
Operations:
Net investment loss	(0.02)		(0.16)	(0.16)	(0.13)	(0.10)
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	0.42		(10.53)	5.35	1.50	0.10

Total from operations	0.40		(10.69)	5.19	1.37	—

Net asset value, end of period	$14.84		$14.44	$25.13	$19.94	$18.57

Total return	2.77	%(b)	–42.54%	26.03%	7.38%	0.00%
Ratios and supplemental data:
Net assets at end of period (millions)	$80.1		$34.2	$71.1	$62.6	$71.4
Ratios to average net assets:
Expenses	0.98	%(a)	0.92%	0.89%	0.89%	0.90%
Net investment loss	–0.70	%(a)	–0.70%	–0.70%	–0.59%	–0.53%
Portfolio turnover rate	159%		224%	156%	219%	179%

(a)	Annualized.

(b)	Not annualized.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
International Small-Mid Company Portfolio

 Objective/Strategy

The International Small-Mid Company Portfolio seeks long-term growth of capital by investing at least 80% of its assets in equity securities of foreign small and mid-cap companies.

 Performance as of June 30, 2009

Average Annual Total Returns:
One year	-40.36%
Five years	3.67%
Ten years	3.33%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the six-month period ended June 30, 2009, the International Small-Mid Company Portfolio returned 13.77% versus 20.73% for the current benchmark, the S&P Developed Small Cap Ex-U.S. Growth Index.

Despite a challenging first quarter, international small caps have posted strong returns for the six-month period ended June 30, 2009, as the sharp rally that began in mid-March has more than offset the loses incurred during the first three months of the year. Emerging markets have significantly outperformed their developed counterparts, as the S&P Emerging SmallCap Growth Index posted a net return of 55.76%. Within the developed world, Asia ex Japan posted the strongest performance with the S&P Asia Pacific Ex-Japan SmallCap Growth Index returning 45.52% for the six-month period. By comparison, the S&P Europe Small Cap Growth Index gained 20.95%, while Japan lagged with the S&P Japan SmallCap Growth Index up 8.14%.

From a macro economic perspective, the first quarter of 2009 marked the continuation of the acute slowdown of the global economy as developed and emerging economies witnessed the consolidation of the most severe global recession since World War II. Around the globe, fourth quarter gross domestic product figures reflected a sharp contraction of economic activity. Rising unemployment was particularly severe in the U.S. At the same time, Spain, Portugal, Greece, Ireland, Latvia, Ukraine, Estonia and Lithuania all suffered downgrades to their credit ratings. Export-dependent Asian and emerging economies were also hit hard by the sharp slowdown in consumer demand from the developed world. In response to rapidly deteriorating macroeconomic fundamentals, the continued effects of the global credit crisis, and sharp declines in consumer demand, governments and central banks responded with unprecedented fiscal policy intervention.

After an extended period of severe weakness, equity markets began to rally, however, in mid-March on the back of nascent signs of global economic recovery and positive earnings surprises. During the second quarter, financials and cyclical names were among the strongest performers.

Emerging markets led the rebound as an increase in investor risk appetite, coupled with a more optimistic economic outlook compared to the developed world resulted in significant out-performance. Additionally, emerging market returns were supported by a rebound in commodity prices. Oil and base metals led the charge as commodities rallied on Chinese restocking, inflationary concerns and a weakening U.S. dollar. During the first joint summit of the BRIC nations (Brazil, Russia, India and China), the U.S. dollar’s reserve currency status was a major topic of discussion.

In the developed world, U.S., European, and Japanese markets benefited from the unprecedented fiscal stimulus put in place during the first quarter, as the G7 and IMF released more optimistic assessments of the global economy. Some degree of stabilization in the banking sector also took hold as evidenced by the repayment of TARP (Troubled Asset Relief Program) funds by 10 U.S. banks. Unemployment rates, however, continue to climb while the credit status of several European nations, including the UK, warrant continued caution.

Top performing relative markets in the Portfolio included Germany, Hong Kong and France. Weaker relative investments were in Japan, Spain, and Switzerland.(1)

Relative outperforming sectors came from our investments in Financials and Energy. In terms of individual stocks, two Hong Kong-based names were among the Portfolio’s top performing investments. Hong Kong Exchanges & Clearing Ltd. (1.8% of net assets), which owns and operates the stock and futures exchanges in Hong Kong, gained 67.32% as investors seek to capitalize on Chinese growth through the H-share market. Anta Sports Products Ltd. (1.2% of net assets), a Hong Kong-based sports footwear and apparel producer, also performed well, gaining 86.04% for the quarter. Anta Sports Products Ltd. was boosted by the announcement of a 4-year exclusive partnership with the China Olympic Committee which is expected to significantly strengthen the firm’s brand equity.(1)

On a relative basis, underperformance came from Health Care, Information Technology, and Consumer Staples. From an individual stock perspective, the fund was negatively impacted by defensive names in Japan. Hokuto Corp. (0.0% of net assets), a Japanese mushroom producer, was down 39.68%, while Toyo Suisan Kaisha Ltd. (0.0% of net assets), a Japanese seafood and noodle company, lost 23.77%. Defensive stocks generally underperformed as the equity market rally led to an increase in risk appetite with investors’ preferences for more cyclical names.(1)

We move into the second half of the year with cautious optimism. The sharp equity market rally that began in early March fizzled in June as investors paused for signs of a sustainable economic recovery. Employment data, especially in the U.S. and Europe, continue to justify a degree of skepticism and caution. That said, from an earnings growth, liquidity, and valuation perspective, we continue to find equities selectively attractive at this point.

(continued)

Ohio National Fund, Inc.
International Small-Mid Company Portfolio (Continued)

On a regional basis, we continue to like the emerging Asia. In addition to stronger earnings growth potential and more constructive macroeconomic fundamentals, these markets have significantly less exposure to the toxic assets that continue to overhang their developed counterparts.

Conversely, we remain cautious in regards to Europe as evidenced by the Portfolio’s significant relative underweight position. Europe appears to be lagging the U.S. economic cycle by about three quarters and is behind the rest of the world in providing quantitative easing and sizeable economic stimulus. Structural vulnerabilities in Eastern Europe also remain. Additionally, the credit rating of several European nations, including the United Kingdom (UK), continues to be a cause for concern. In May, S&P cut the UK’s outlook from stable to negative in response to rapidly deteriorating public finances. This moves the UK closer to losing its AAA status. Ireland also saw its credit rating downgraded.(1)

From a sector perspective, the Portfolio ended the quarter with overweight positions in Industrials, Materials, Information Technology and Financials with relative underweights in Consumer Discretionary, Health Care, Consumer Staples and Utilities.(1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2009.

 Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolios returns reflect reinvested dividends. The Portfolios holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

Effective October 1, 2008, the Portfolio’s index, the S&P/Citigroup Extended Market (EMI) Growth World ex-U.S. Index was renamed the S&P Developed Small Cap Ex-U.S. Growth Index. S&P Developed Small Cap Ex-U.S. Growth Index is a subset of the S&P Global Broad Market Index (BMI), a broad index including all publicly listed equities with float-adjusted market values of US$ 100 million or more and annual dollar value traded of at least US$ 50 million in all included countries. The Developed small Cap component of the BMI includes the equities in the bottom 15% of the market capitalization within each “developed” local market. Ex-U.S. denotes the use of all developed markets excluding the United States. The “Growth” subset includes those companies in each local market that exhibit the characteristics of growth. The index presented includes the effects of reinvested dividends.

 Portfolio Composition as of June 30, 2009 (1)

% of Net Assets

Common Stocks (3)	94.6
Exchange Traded Funds	1.4
Repurchase Agreements and Other Net Assets	4.0

100.0

 Top 10 Portfolio Holdings as of June 30, 2009 (1) (2)

		% of Net Assets

1.	Autonomy Corp. PLC	2.0
2.	Hong Kong Exchanges & Clearing Ltd.	1.8
3.	China South Locomotive and Rolling Stock Corp.	1.8
4.	SNC-Lavalin Group, Inc.	1.8
5.	Singapore Exchange Ltd.	1.6
6.	NPC, Inc.	1.6
7.	Hochtief AG	1.5
8.	AMEC PLC	1.5
9.	China Everbright International Ltd.	1.4
10.	Aixtron AG	1.4

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3)	Top 10 Country Weightings:

% of Net Assets

Japan	15.2
United Kingdom	13.4
Canada	8.9
Germany	7.6
Hong Kong	4.9
Spain	4.9
Singapore	4.0
South Korea	4.0
France	3.5
Netherlands	3.5

Ohio National Fund, Inc.
International Small-Mid Company Portfolio

Schedule of Investments	June 30, 2009 (Unaudited)

		Fair
Common Stocks – 94.6%	Shares	Value

Japan – 15.2%
Air Water, Inc. (b)	54,000	$589,056
Asahi Glass Co Ltd. (b)	61,000	488,610
Hirose Electric Co. Ltd. (b)	3,800	405,412
Japan Steel Works Ltd. / The (b)	28,000	345,072
JGC Corp. (b)	41,000	659,932
kabu.com Securities Co. Ltd. (b)	359	479,012
Matsui Securities Co. Ltd. (b)	66,900	606,654
Nitori Co. Ltd. (b)	7,850	555,901
NPC, Inc. (b)	16,900	880,890
Shionogi & Co. Ltd. (b)	21,000	405,741
Sumitomo Trust & Banking Co. Ltd. / The (b)	76,000	407,807
THK Co. Ltd. (b)	27,600	411,446
Tokuyama Corp. (b)	65,000	477,120
Toyoda Gosei Co. Ltd. (b)	24,800	669,631
Ulvac, Inc. (b)	19,600	561,613
Yamada Denki Co. Ltd. (b)	10,800	628,326

		8,572,223

United Kingdom – 13.4%
Aggreko PLC (b)	52,459	448,349
AMEC PLC (b)	78,289	843,617
Antofagasta PLC (b)	46,039	446,989
Autonomy Corp. PLC (a) (b)	47,467	1,124,718
Cobham PLC (b)	91,291	260,015
Game Group PLC (b)	175,576	476,393
ICAP PLC (b)	102,724	765,088
Inmarsat PLC (b)	63,382	570,103
John Wood Group PLC (b)	136,965	603,043
Kazakhmys PLC (b)	57,716	601,903
Rightmove PLC (b)	77,227	447,517
Rolls-Royce Group PLC (b)	106,723	638,095
Wellstream Holdings PLC (b)	41,565	351,065

		7,576,895

Canada – 8.9%
Agrium, Inc.	13,200	527,137
First Quantum Minerals Ltd.	9,000	435,241
First Uranium Corp. (a)	107,100	375,676
HudBay Minerals, Inc. (a)	81,000	534,824
Kinross Gold Corp.	23,400	424,710
SNC-Lavalin Group, Inc.	27,318	1,006,385
Teck Resources Ltd. (a)	32,000	510,338
Thompson Creek Metals Co., Inc. (a)	68,600	701,092
TMX Group, Inc.	17,600	512,044

		5,027,447

Germany – 7.6%
Aixtron AG (b)	65,500	803,240
Deutsche Postbank AG (a) (b)	29,599	750,212
GEA Group AG (b)	43,892	665,891
Gildemeister AG (b)	35,913	346,564
Hochtief AG (b)	16,745	846,291
K+S AG (b)	4,699	266,177
Salzgitter AG (b)	7,043	621,567

		4,299,942

Hong Kong – 4.9%
China Everbright International Ltd. (b)	2,878,000	808,070
Hong Kong Exchanges & Clearing Ltd. (b)	66,700	1,030,948
Techtronic Industries Co. (b)	694,000	478,113
Wing Hang Bank Ltd. (b)	50,500	440,814

		2,757,945

Spain – 4.9%
Gamesa Corporacion Tecnologica SA (b)	19,909	379,566
Grifols SA (b)	30,142	534,682
Indra Sistemas SA (b)	31,873	691,761
Obrascon Huarte Lain SA (b)	25,275	501,550
Tecnicas Reunidas SA (b)	13,566	643,681

		2,751,240

Singapore – 4.0%
Keppel Land Ltd. (b)	480,700	728,790
SembCorp Marine Ltd. (b)	331,000	610,099
Singapore Exchange Ltd. (b)	191,000	930,106

		2,268,995

South Korea – 4.0%
LG Corp. (b)	12,400	589,491
LG Display Co. Ltd. (b)	25,080	625,383
Samsung SDI Co. Ltd. (b)	5,506	445,256
Samsung Techwin Co. Ltd. (b)	10,720	603,533

		2,263,663

France – 3.5%
Faiveley SA (b)	5,346	408,207
Nexans SA (b)	4,651	248,410
Saft Groupe SA (b)	15,493	614,696
UBISOFT Entertainment (a) (b)	29,684	725,996

		1,997,309

Netherlands – 3.5%
ASML Holding NV (b)	33,358	723,031
Fugro NV (b)	9,699	403,912
Imtech NV (b)	23,753	463,119
QIAGEN NV (a) (b)	21,126	391,434

		1,981,496

China – 3.4%
China National Building Material Co. Ltd. (b)	268,000	515,271
China South Locomotive and Rolling Stock Corp. (b)	1,743,400	1,016,285
Zhuzhou CSR Times Electric Co. Ltd. (b)	286,800	405,072

		1,936,628

Cayman Islands – 3.3%
Anta Sports Products Ltd. (b)	559,000	696,360
Giant Interactive Group, Inc. – ADR	80,100	650,412
Inspur International Ltd. (b)	2,919,400	500,378

		1,847,150

(continued)

Ohio National Fund, Inc.
International Small-Mid Company Portfolio (Continued)

Schedule of Investments	June 30, 2009 (Unaudited)

		Fair
Common Stocks – 94.6%	Shares	Value

Belgium – 2.9%
Fortis (b)	220,694	$755,663
Hansen Transmissions International NV (a) (b)	176,125	448,141
Solvay SA (b)	5,033	425,773

		1,629,577

Thailand – 1.6%
Bangkok Bank PCL (b)	144,200	471,904
Kasikornbank PCL (b)	200,200	423,673

		895,577

Switzerland – 1.5%
Actelion Ltd. (a) (b)	11,264	590,394
Lindt & Spruengli AG (b)	128	239,252

		829,646

Norway – 1.4%
Fred Olsen Energy ASA (b)	11,000	375,622
Renewable Energy Corp. AS (a) (b)	13,800	107,754
Renewable Energy Corp. AS (a) (b)	4,758	17,019
Yara International ASA (b)	9,550	268,863

		769,258

Israel – 1.3%
Nice Systems Ltd. – ADR (a)	32,900	759,003

Bermuda – 1.2%
Invesco Ltd.	36,955	658,538

Chile – 1.0%
Sociedad Quimica y Minera de Chile SA	16,200	586,278

Luxembourg – 1.0%
Millicom International Cellular SA (a)	9,800	551,348

Finland – 0.9%
Konecranes Oyj (b)	22,350	526,697

Sweden – 0.9%
Assa Abloy AB (b)	37,000	517,364

Australia – 0.9%
CSL Ltd. (b)	19,818	512,417

Italy – 0.9%
ERG SpA (b)	36,219	502,685

Malaysia – 0.8%
Bursa Malaysia Bhd (b)	246,000	481,071

Austria – 0.7%
Oesterreichische Post AG (b)	14,015	402,259

Ireland – 0.5%
Ingersoll-Rand PLC	14,800	309,320

Cyprus – 0.5%
Deep Sea Supply PLC (b)	166,500	272,850

Total Common Stocks (Cost $47,472,617)		$53,484,821

		Fair
Exchange Traded Funds – 1.4%	Shares	Value

iShares MSCI Emerging Markets Index Fund	24,029	$774,455

Total Exchange Traded Funds (Cost $597,020)		$774,455

	Face	Fair
Repurchase Agreements – 5.1%	Amount	Value

State Street Bank 0.010%, 07/01/2009	$2,922,000	$2,922,000

Agreement date 06/30/2009
Repurchase price $2,922,001
Collateralized by:
Federal National Mortgage Association 31398AXA5, 1.722% 05/10/2011 Fair Value $2,984,850
Total Repurchase Agreements (Cost $2,922,000)		$2,922,000

Total Investments – 101.1% (Cost $50,991,637) (c)		$57,181,276
Liabilities in Excess of Other Assets – (1.1%)		(618,017)

Net Assets – 100.0%		$56,563,259

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depository Receipts

Footnotes:

(a)	Non-Income producing security.

(b)	Security traded on a foreign exchange has been subjected to fair value procedures approved by the Fund Board of Directors. These securities represent $44,942,475 or 79.5% of the Portfolio’s net assets. As discussed in Note 2 of the Notes to Financial Statements, not all investments are valued at an estimate of fair value that is different from the local close price. In some instances the independent fair valuation service uses the local close price because the confidence interval associated with holding is below the 75% threshold. The Portfolio’s securities that are not subjected to fair value procedures are traded on exchanges whose local close times are consistent with the 4:00 pm Eastern Time U.S. market close.

(c)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 8 of the Notes to Financial Statements.

(continued)

Ohio National Fund, Inc.
International Small-Mid Company Portfolio (Continued)

Schedule of Investments	June 30, 2009 (Unaudited)

Sector Classifications:

Industrials	28.2%
Financials	16.7%
Materials	14.7%
Information Technology	14.2%
Energy	7.1%
Consumer Discretionary	7.0%
Health Care	4.3%
Telecommunication Services	2.0%
Consumer Staples	0.4%

94.6%

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
International Small-Mid Company Portfolio

 Statement of Assets and Liabilities

June 30, 2009 (Unaudited)

Assets:
Investments in securities, at fair value (Cost $48,069,637)	$54,259,276
Repurchase agreements	2,922,000
Cash	979
Foreign currency (Cost $3,421)	3,411
Receivable for securities sold	345,837
Receivable for fund shares sold	159,136
Dividends and accrued interest receivable	64,605
Foreign tax reclaim receivable	77,270
Prepaid expenses and other assets	392

Total assets	57,832,906

Liabilities:
Payable for securities purchased	1,118,161
Payable for fund shares redeemed	79,891
Payable for investment management services	47,323
Accrued for compliance services	385
Accrued custody expense	4,477
Accrued professional fees	6,042
Accrued accounting fees	1,858
Accrued printing and filing fees	4,212
Foreign taxes payable	7,298

Total liabilities	1,269,647

Net assets	$56,563,259

Net assets consist of:
Par value, $1 per share	$3,741,015
Paid-in capital in excess of par value	77,994,834
Accumulated net realized loss on investments	(31,605,401)
Net unrealized appreciation on:
Investments	6,189,639
Foreign currency related transactions	2,976
Undistributed net investment income	240,196

Net assets	$56,563,259

Shares outstanding	3,741,015

Authorized Fund shares allocated to Portfolio	10,000,000

Net asset value per share	$15.12

 Statement of Operations

For the Six-Month Period Ended June 30, 2009 (Unaudited)

Investment income:
Interest	$289
Dividends (net of $99,911 foreign taxes withheld)	729,083

Total investment income	729,372

Expenses:
Management fees	250,309
Custodian fees	27,918
Directors’ fees	2,779
Professional fees	7,459
Accounting fees	24,791
Printing and filing fees	4,137
Compliance expense	2,562
Other	830

Total expenses	320,785

Net investment income	408,587

Realized/unrealized gain (loss) on investments, foreign currency contracts, and other foreign currency related transactions:
Net realized gain (loss) on:
Investments	(5,570,314)
Foreign currency contracts	11,370
Foreign currency related transactions	(112,371)
Change in unrealized appreciation/depreciation on investments and foreign currency related transactions	11,748,067

Net realized/unrealized gain (loss) on investments, foreign currency contracts, and other foreign currency related transactions	6,076,752

Change in net assets from operations	$6,485,339

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
International Small-Mid Company Portfolio

 Statements of Changes in Net Assets

	Six-Month Period	Year Ended
	Ended June 30, 2009	December 31,
	(Unaudited)	2008

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$408,587	$314,969
Net realized gain (loss) on investments, foreign currency contracts, and other foreign currency related transactions	(5,671,315)	(26,268,151)
Change in unrealized appreciation/depreciation on investments and foreign currency related transactions	11,748,067	(31,078,310)

Change in net assets from operations	6,485,339	(57,031,492)

Capital transactions:
Received from shares sold	7,865,937	32,910,125
Paid for shares redeemed	(10,488,401)	(36,157,399)

Change in net assets from capital transactions	(2,622,464)	(3,247,274)

Change in net assets	3,862,875	(60,278,766)
Net Assets:
Beginning of period	52,700,384	112,979,150

End of period	$56,563,259	$52,700,384

Undistributed net investment income (Accumulated net investment loss)	$240,196	$(67,390)

 Financial Highlights

	Six-Month Period
	Ended June 30, 2009		Years Ended December 31,
	(Unaudited)		2008	2007	2006	2005

Selected Per-Share Data:
Net asset value, beginning of period	$13.29		$27.29	$23.23	$18.87	$14.69
Operations:
Net investment income (loss)	0.11		0.08	0.07	(0.01)	0.03
Net realized and unrealized gain (loss) on investments,
foreign currency contracts, and other foreign currency related transactions	1.72		(14.08)	3.99	4.98	4.23

Total from operations	1.83		(14.00)	4.06	4.97	4.26

Distributions:
Distributions from net investment income	—		—	—	(0.03)	(0.08)
Distributions of net realized capital gains	—		—	—	(0.58)	—

Total distributions	—		—	—	(0.61)	(0.08)

Net asset value, end of period	$15.12		$13.29	$27.29	$23.23	$18.87

Total return	13.77	%(b)	–51.30%	17.48%	26.35%	28.99%
Ratios and supplemental data:
Net assets at end of period (millions)	$56.6		$52.7	$113.0	$75.4	$49.9
Ratios to average net assets:
Expenses	1.28	% (a)	1.19%	1.29%	1.34%	1.47%
Net investment income (loss)	1.63	% (a)	0.36%	0.27%	–0.01%	0.36%
Portfolio turnover rate	68%		75%	53%	69%	85%

(a)	Annualized.

(b)	Not annualized.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Aggressive Growth Portfolio

 Objective/Strategy

The Aggressive Growth Portfolio seeks long-term capital growth by investing primarily in equity securities with attractive growth opportunities.

 Performance as of June 30, 2009

Average Annual Total Returns:
One year	-30.73%
Five years	1.61%
Ten years	-5.20%

Past performance does not guarantee future results.  The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the six-month period ended June 30, 2009, the Aggressive Growth Portfolio returned 17.66% versus 3.16% for the current benchmark, the S&P 500 Index.

Equity markets began 2009 sharply lower bringing some indices to multi-year lows before rebounding in April and May. The rally paused in June but not before many broad market indices moved into positive territory for the year. Mid-cap indices significantly outperformed small caps and large caps, which performed similarly. Growth-style indices posted strong gains, while value indices recorded losses for the six-month period across the market capitalization spectrum. Commodities generally performed strongly led by copper and crude oil, although natural gas was sharply lower in the six-month period.

Strong stock selection across a number of sectors drove Portfolio out-performance during the six-month period. Holdings within Information Technology, Consumer Staples and Telecommunication Services provided the largest boost to relative results. On the downside, selections within Health Care and Consumer Discretionary weighed on comparable returns during the six-month period.(1)

Starting with Information Technology, Apple, Inc. and Research In Motion Ltd. were among the largest contributors to relative results. We think Apple, Inc.’s elegant product line demands a premium from consumers. We believe its integration of hardware and software will help Apple, Inc. gain market share in its product offerings, from laptops and desktops to mobile devices. Meanwhile, Research In Motion Ltd. remained a top contributor despite losing ground late in the six-month period. We think the leading supplier of smart phones will gain share in a growing market. We believe it offers a compelling cost benefit to wireless carriers while giving consumers attractive phones and applications.(1)

Anheuser-Busch InBev was another top contributor. The world’s largest beer company is the dominant brewer in the U.S. and Brazil, two of the largest beer markets. We think the beer industry is a great industry with consolidation and rational pricing. Anheuser-Busch InBev is growing its market share and cutting costs in an attempt to improve its returns on capital.(1)

Two biotechnology names, Celgene Corp. and Gilead Sciences, Inc., topped the list of detractors during the six-month period. We think Celgene Corp. will benefit from its cancer fighting drug Revlimid, which is still early in its launch cycle. Given this, we like its growth profile and think it could maintain pricing power, even in an environment of more aggressive healthcare reform. We believe Gilead Sciences, Inc. similarly has a strong differentiated drug franchise with its HIV fighting drug Truvada, which had no alternatives or substitutes through the end of June. We also think the market for this drug is large and growing given indications of increased effectiveness when used earlier in treatment. In addition, Truvada has a long treatment cycle and we like Gilead Science, Inc.’s growth prospects.(1)

Markets and economies have stabilized somewhat through the end of June. Markets were no longer discounting a collapse in the financial system at period end. While we are encouraged by this, we are not looking for a sharp economic recovery. Therefore, we are looking for stock specific results to drive performance. We are positioning the Portfolio in companies that we think have taken advantage of the recent dislocation and that can improve their competitive positions.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2009.

 Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P 500 Index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index presented herein includes the effects of reinvested dividends.

(continued)

Ohio National Fund, Inc.
Aggressive Growth Portfolio (Continued)

 Portfolio Composition as of June 30, 2009 (1)

% of Net Assets

Common Stocks (3)	92.5
Short-Term Notes	0.9
Money Market Funds Less Net Liabilities	6.6

100.0

 Top 10 Portfolio Holdings as of June 30, 2009 (1) (2)

		% of Net Assets

1.	Apple, Inc.	6.1
2.	Gilead Sciences, Inc.	5.6
3.	CVS Caremark Corp.	5.3
4.	Celgene Corp.	4.7
5.	Anheuser-Busch InBev	4.6
6.	ABB Ltd.	4.1
7.	Oracle Corp.	3.9
8.	Corning, Inc.	3.9
9.	Research In Motion Ltd.	3.6
10.	Cisco Systems, Inc.	3.2

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets

Information Technology	31.7
Consumer Staples	17.1
Health Care	16.1
Financials	10.1
Industrials	6.3
Telecommunication Services	5.8
Consumer Discretionary	2.0
Energy	1.7
Materials	1.7

92.5

Ohio National Fund, Inc.
Aggressive Growth Portfolio

Schedule of Investments	June 30, 2009 (Unaudited)

		Fair
Common Stocks – 92.5%	Shares	Value

CONSUMER DISCRETIONARY – 2.0%
Media – 1.3%
News Corp. Class A	31,765	$289,379

Multiline Retail – 0.7%
Kohl’s Corp. (a)	3,420	146,205

TOTAL CONSUMER DISCRETIONARY		435,584

CONSUMER STAPLES – 17.1%
Beverages – 7.5%
Anheuser-Busch InBev (b)	28,347	1,027,850
Davide Campari-Milano SpA (b)	78,060	626,091

		1,653,941

Food & Staples Retailing – 5.3%
CVS Caremark Corp.	36,970	1,178,234

Food Products – 1.4%
Bunge Ltd.	5,210	313,903

Household Products – 1.9%
Colgate-Palmolive Co.	3,080	217,879
Reckitt Benckiser Group PLC (b)	4,535	207,104

		424,983

Personal Products – 1.0%
Mead Johnson Nutrition Co. (a)	6,825	216,830

TOTAL CONSUMER STAPLES		3,787,891

ENERGY – 1.7%
Oil, Gas & Consumable Fuels – 1.7%
Petroleo Brasileiro SA – ADR	9,295	380,909

TOTAL ENERGY		380,909

FINANCIALS – 10.1%
Capital Markets – 2.2%
Goldman Sachs Group, Inc. / The	3,290	485,077

Commercial Banks – 1.0%
CapitalSource, Inc.	46,134	225,134

Diversified Financial Services – 5.4%
CME Group, Inc.	1,355	421,554
JPMorgan Chase & Co.	17,750	605,453
MarketAxess Holdings, Inc. (a)	16,755	159,675

		1,186,682

Insurance – 1.5%
ACE Ltd.	7,595	335,927

TOTAL FINANCIALS		2,232,820

HEALTH CARE – 16.1%
Biotechnology – 11.0%
Celgene Corp. (a)	21,765	1,041,238
Gilead Sciences, Inc. (a)	26,600	1,245,944
Vertex Pharmaceuticals, Inc. (a)	4,410	157,172

		2,444,354

Health Care Equipment & Supplies – 2.6%
Intuitive Surgical, Inc. (a)	3,514	575,101

Health Care Providers & Services – 1.2%
UnitedHealth Group, Inc.	10,875	271,657

Pharmaceuticals – 1.3%
Roche Holding AG (b)	2,032	276,865

TOTAL HEALTH CARE		3,567,977

INDUSTRIALS – 6.3%
Air Freight & Logistics – 1.2%
United Parcel Service, Inc. Class B	5,190	259,448

Electrical Equipment – 4.1%
ABB Ltd. (b)	56,963	899,484

Professional Services – 1.0%
CoStar Group, Inc. (a)	5,870	234,037

TOTAL INDUSTRIALS		1,392,969

INFORMATION TECHNOLOGY – 31.7%
Communications Equipment – 8.8%
Cisco Systems, Inc. (a)	37,405	697,229
QUALCOMM, Inc.	10,065	454,938
Research In Motion Ltd. (a)	11,200	795,760

		1,947,927

Computers & Peripherals – 6.1%
Apple, Inc. (a)	9,545	1,359,494

Electronic Equipment, Instruments & Components – 6.0%
Corning, Inc.	53,375	857,203
Trimble Navigation Ltd. (a)	23,870	468,568

		1,325,771

Internet Software & Services – 5.2%
Equinix, Inc. (a)	4,595	334,240
Google, Inc. Class A (a)	1,130	476,397
VistaPrint Ltd. (a)	8,160	348,024

		1,158,661

Semiconductor & Semiconductor Equipment – 0.7%
Cypress Semiconductor Corp. (a)	16,490	151,708

Software – 4.9%
Electronic Arts, Inc. (a)	9,320	202,431
Oracle Corp.	40,615	869,973

		1,072,404

TOTAL INFORMATION TECHNOLOGY		7,015,965

MATERIALS – 1.7%
Metals & Mining – 1.7%
Vale SA – ADR	21,260	374,814

TOTAL MATERIALS		374,814

TELECOMMUNICATION SERVICES – 5.8%
Diversified Telecommunication Services – 1.0%
tw Telecom, Inc. (a)	22,005	225,991

(continued)

Ohio National Fund, Inc.
Aggressive Growth Portfolio (Continued)

Schedule of Investments	June 30, 2009 (Unaudited)

		Fair
Common Stocks – 92.5%	Shares	Value

Wireless Telecommunication Services – 4.8%
America Movil S.A.B. de C.V. – ADR	4,790	$185,469
Cellcom Israel Ltd.	8,420	223,720
Crown Castle International Corp. (a)	26,860	645,177

		1,054,366

TOTAL TELECOMMUNICATION SERVICES		1,280,357

Total Common Stocks (Cost $21,551,530)		$20,469,286

		Fair
VVPR Strips – 0.0% (c)	Quantity	Value

CONSUMER STAPLES – 0.0%
Beverages – 0.0%
Anheuser-Busch InBev (a) (b)	6,992	$30

Total VVPR Strips (Cost $0)		$30

	Face	Fair
Short-Term Notes – 0.9%	Amount	Value

Federal Home Loan Bank Discount Note 0.000%, 07/01/2009	$200,000	$200,000

Total Short-Term Notes (Cost $200,000)		$200,000

		Fair
Money Market Funds – 6.9%	Shares	Value

Federated Prime Cash Obligations Fund
Institutional Shares	409,000	$409,000
Fidelity Institutional Money Market Funds Money Market Portfolio – Class I	1,114,000	1,114,000

Total Money Market Funds (Cost $1,523,000)		$1,523,000

Total Investments – 100.3% (Cost $23,274,530) (d)		$22,192,316
Liabilities in Excess of Other Assets – (0.3)%		(71,835)

Net Assets – 100.0%		$22,120,481

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depository Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Security traded on a foreign exchange has been subjected to fair value procedures approved by the Fund Board of Directors. These securities represent $3,037,424 or 13.7% of the Portfolio’s net assets. As discussed in Note 2 of the Notes to Financial Statements, not all investments are valued at an estimate of fair value that is different from the local close price. In some instances the independent fair valuation service uses the local close price because the confidence interval associated with holding is below the 75% threshold. The Portfolio’s securities that are not subjected to fair value procedures are traded on exchanges whose local close times are consistent with the 4:00 pm Eastern Time U.S. market close.

(c)	A VVPR Strip is a coupon attached to specific ordinary common shares that offers tax advantages. The coupon entitles a holder to reduced withholding tax rates on the dividends generated from the related common shares.

(d)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 8 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Aggressive Growth Portfolio

 Statement of Assets and Liabilities

June 30, 2009 (Unaudited)

Assets:
Investments in securities, at fair value (Cost $23,274,530)	$22,192,316
Cash	999
Receivable for fund shares sold	29,301
Dividends and accrued interest receivable	15,633
Prepaid expenses and other assets	119

Total assets	22,238,368

Liabilities:
Payable for fund shares redeemed	93,046
Payable for investment management services	14,317
Payable for compliance services	399
Accrued custody expense	554
Accrued professional fees	5,657
Accrued accounting fees	2,338
Accrued printing and filing fees	1,576

Total liabilities	117,887

Net assets	$22,120,481

Net assets consist of:
Par value, $1 per share	$3,610,302
Paid-in capital in excess of par value	34,925,901
Accumulated net realized loss on investments	(15,410,780)
Net unrealized appreciation/depreciation on:
Investments	(1,082,214)
Foreign currency related transactions	944
Undistributed net investment income	76,328

Net assets	$22,120,481

Shares outstanding	3,610,302

Authorized Fund shares allocated to Portfolio	10,000,000

Net asset value per share	$6.13

 Statement of Operations

For the Six-Month Period Ended June 30, 2009 (Unaudited)

Investment income:
Interest	$3,488
Dividends (net of withholding tax of $9,655)	85,112

Total investment income	88,600

Expenses:
Management fees	73,957
Custodian fees	2,892
Directors’ fees	1,055
Professional fees	6,312
Accounting fees	6,896
Printing and filing fees	1,549
Compliance expense	2,563
Other	232

Total expenses	95,456

Net investment loss	(6,856)

Realized/unrealized gain (loss) on investments and foreign currency related transactions:
Net realized gain (loss) on:
Investments	(1,342,585)
Foreign currency related transactions	(1,421)
Change in unrealized appreciation/depreciation on investments and foreign currency related transactions	4,520,866

Net realized/unrealized gain (loss) on investments and foreign currency related transactions	3,176,860

Change in net assets from operations	$3,170,004

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Aggressive Growth Portfolio

 Statements of Changes in Net Assets

	Six-Month Period	Year Ended
	Ended June 30, 2009	December 31,
	(Unaudited)	2008

Increase (Decrease) in Net Assets:
Operations:
Net investment loss	$(6,856)	$(9,928)
Net realized gain (loss) on investments and foreign currency related transactions	(1,344,006)	(2,272,356)
Change in unrealized appreciation/depreciation on investments and foreign currency related transactions	4,520,866	(11,572,466)

Change in net assets from operations	3,170,004	(13,854,750)

Capital transactions:
Received from shares sold	4,367,294	15,640,261
Paid for shares redeemed	(3,401,835)	(12,559,831)

Change in net assets from capital transactions	965,459	3,080,430

Change in net assets	4,135,463	(10,774,320)
Net Assets:
Beginning of period	17,985,018	28,759,338

End of period	$22,120,481	$17,985,018

Undistributed net investment income	$76,328	$84,605

 Financial Highlights

	Six-Month Period
	Ended June 30, 2009		Years Ended December 31,
	(Unaudited)		2008	2007	2006	2005

Selected Per-Share Data:
Net asset value, beginning of period	$5.21		$9.25	$7.14	$6.75	$5.96
Operations:
Net investment income (loss)	—		(0.01)	0.02	0.02	(0.02)
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	0.92		(4.03)	2.09	0.37	0.81

Total from operations	0.92		(4.04)	2.11	0.39	0.79

Net asset value, end of period	$6.13		$5.21	$9.25	$7.14	$6.75

Total return	17.66	%(b)	–43.68%	29.55%	5.78%	13.28%
Ratios and supplemental data:
Net assets at end of period (millions)	$22.1		$18.0	$28.8	$17.8	$16.6
Ratios to average net assets:
Expenses	1.03	%(a)	0.98%	0.97%	1.06%	1.03%
Net investment income (loss)	–0.07	%(a)	–0.04%	0.34%	0.22%	–0.35%
Portfolio turnover rate	8%		43%	29%	105%	139%

(a)	Annualized.

(b)	Not annualized.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Small Cap Growth Portfolio

 Objective/Strategy

The Small Cap Growth Portfolio seeks long-term capital appreciation by investing in stocks of small companies with strong business franchises and competitive positions that generate rapidly rising earnings or profits.

 Performance as of June 30, 2009

Average Annual Total Returns:
One year	-17.65%
Five years	1.94%
Ten years	-0.41%

Past performance does not guarantee future results.  The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the six-month period ended June 30, 2009, the Small Cap Growth Portfolio returned 23.02% versus 11.36% for the current benchmark, the Russell 2000 Growth Index.

Small cap equity markets began the year sharply lower, hitting the low point for the six-month period in March as worries over the depth and length of the recession and uncertainty over the health of the financial system gave investors a reason to shy away from risk. No region or sector was untouched by the decline, which left some U.S. indices at 12-year lows. Early signs of a potentially stabilizing economy, along with the availability of capital, provided fuel for a sharp rebound during April and May. In June, the rally paused somewhat as investors digested mixed data on the economy, which included rising unemployment, weak housing and some improvement in manufacturing. The net effects on the markets were slight gains for broad domestic indices over the six-month period. Mid-cap indices significantly outperformed small caps and large caps, which performed similarly. Growth-style indices posted strong gains, while value indices recorded losses for the six-month period across the market capitalization spectrum. Commodities generally performed strongly led by copper and crude oil, although natural gas was sharply lower in the six-month period.

Our holdings and significant overweight in Information Technology were the largest contributors to relative performance during the six-month period. Other contributors included our holdings in Financials and our holdings and overweight in Consumer Discretionary. Our selections within Health Care were the primary detractors.(1)

On an individual basis, VistaPrint Ltd. rose in the six-month period, as the online printer rebounded strongly from a weak fourth quarter when softness in their end markets (small businesses and consumers) dominated investor concerns. We believe the company continues to build market share, as its low-cost structure gives it a pricing and margin advantage over competitors with less scale.(1)

Ultimate Software Group, Inc., a provider of human resource software and services on a subscription basis, also rebounded from weakness in the fourth quarter to post a gain during the six-month period. We remain attracted to the company’s recurring revenue stream and strong earnings. In addition, Ultimate Software Group, Inc. was able to add customers even in this difficult environment, which we think supports our thesis that the company’s products can win market share. (1)

LHC Group, Inc.’s stock declined during the six-month period, as worries increased that proposed changes to healthcare spending by the Administration could negatively impact the home healthcare provider. We feel the proposed changes will not be as severe as was anticipated by the market during the six-month period. In addition, we view LHC Group, Inc.’s business model as one that may actually help reduce healthcare costs across the board, for patients and the government.(1)

Huron Consulting Group, Inc., a financial consulting firm, reported weaker-than-expected results, as it saw less revenue than anticipated from bankruptcies and restructurings in corporate America. We continue to believe the company has a strong management team, and that the company will continue to attempt to make accretive acquisitions as well as grow its business organically. We also think Huron Consulting Group, Inc. has an innovative compensation structure, which has helped it attract and retain senior financial professionals.(1)

Economic data have not yet improved, but suggest to us conditions are declining at a slower rate. Markets responded by rallying from what we considered to be oversold conditions. Prior to the recent rally, small caps, in particular, were oversold in our view due to a lack of liquidity and a flight-to-quality mentality among investors. However, even after the strong run in the prior three months, we are finding compelling risk/reward opportunities at the individual company level. We feel the significant cost-cutting that companies have undergone to adjust to the tougher economic times will help earnings growth when the recovery begins.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2009.

(continued)

Ohio National Fund, Inc.
Small Cap Growth Portfolio (Continued)

 Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 2000 Growth Index is a market-weighted total return index that measures the performance of companies within the Russell 2000 Index having higher price to book ratios and higher forecasted growth values. The Russell 2000 Index includes the 2000 firms from the Russell 3000 Index with the smallest market capitalizations. The Russell 3000 Index represents 98% of the investable U.S. equity markets. The index presented herein includes the effects of reinvested dividends.

 Portfolio Composition as of June 30, 2009 (1)

% of Net Assets

Common Stocks (3)	95.0
Money Market Funds and
Other Net Assets	5.0

100.0

 Top 10 Portfolio Holdings as of June 30, 2009 (1) (2)

		% of Net Assets

1.	Ultimate Software Group, Inc.	3.5
2.	CoStar Group, Inc.	3.2
3.	VistaPrint Ltd.	2.8
4.	Solera Holdings, Inc.	2.6
5.	World Fuel Services Corp.	2.4
6.	Equinix, Inc.	2.4
7.	CommScope, Inc.	2.1
8.	MSCI, Inc.	2.0
9.	Dresser-Rand Group, Inc.	1.9
10.	Jarden Corp.	1.9

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets

Information Technology	33.0
Health Care	20.9
Consumer Discretionary	17.7
Industrials	12.1
Energy	4.4
Financials	4.2
Telecommunication Services	1.7
Materials	0.9
Consumer Staples	0.1

95.0

Ohio National Fund, Inc.
Small Cap Growth Portfolio

Schedule of Investments	June 30, 2009 (Unaudited)

		Fair
Common Stocks – 95.0%	Shares	Value

CONSUMER DISCRETIONARY – 17.7%
Auto Components – 0.2%
Motorcar Parts of America Inc. (a)	10,669	$41,929

Diversified Consumer Services – 4.5%
American Public Education, Inc. (a)	6,018	238,373
Bridgepoint Education, Inc. (a)	19,092	324,564
Career Education Corp. (a)	5,817	144,785
Corinthian Colleges, Inc. (a)	5,104	86,411

		794,133

Hotels, Restaurants & Leisure – 1.6%
Great Canadian Gaming Corp. (a) (b)	15,174	60,271
Kingdom Hotel Investments – GDR (a) (b)	31,975	95,987
Morgans Hotel Group Co. (a)	8,604	32,953
Orient-Express Hotels Ltd. Class A	9,678	82,166
PokerTek, Inc. (a)	7,139	5,640

		277,017

Household Durables – 1.9%
Jarden Corp. (a)	17,812	333,975

Leisure Equipment & Products – 2.2%
Smith & Wesson Holding Corp. (a)	26,840	152,451
Sturm, Ruger & Co, Inc.	18,163	225,948

		378,399

Media – 6.0%
Genius Products, Inc. (a)	220	1,673
IMAX Corp. (a)	21,172	171,917
Lions Gate Entertainment Corp. (a)	57,835	323,876
Marvel Entertainment, Inc. (a)	7,173	255,287
MDC Partners, Inc. (a)	9,125	50,370
National CineMedia, Inc.	18,525	254,904

		1,058,027

Specialty Retail – 0.8%
Bebe Stores, Inc.	20,574	141,549

Textiles, Apparel & Luxury Goods – 0.5%
American Apparel, Inc. (a)	21,869	79,603

TOTAL CONSUMER DISCRETIONARY		3,104,632

CONSUMER STAPLES – 0.1%
Beverages – 0.1%
Heckmann Corp. (a)	5,275	19,781

TOTAL CONSUMER STAPLES		19,781

ENERGY – 4.4%
Energy Equipment & Services – 2.0%
Dresser-Rand Group, Inc. (a)	13,095	341,779

Oil, Gas & Consumable Fuels – 2.4%
World Fuel Services Corp.	10,199	420,505

TOTAL ENERGY		762,284

FINANCIALS – 4.2%
Capital Markets – 1.0%
Riskmetrics Group, Inc. (a)	9,296	164,167

Diversified Financial Services – 3.2%
MarketAxess Holdings, Inc. (a)	22,032	209,965
MSCI, Inc. (a)	14,581	356,360

		566,325

TOTAL FINANCIALS		730,492

HEALTH CARE – 20.9%
Biotechnology – 3.2%
Acorda Therapeutics, Inc. (a)	7,881	222,165
Genomic Health, Inc. (a)	5,868	101,693
Myriad Genetics, Inc. (a)	6,628	236,255

		560,113

Health Care Equipment & Supplies – 1.4%
CONMED Corp. (a)	4,521	70,166
I-Flow Corp. (a)	16,718	116,023
TomoTherapy, Inc. (a)	21,560	59,290

		245,479

Health Care Providers & Services – 11.6%
Bio-Reference Labs, Inc. (a)	3,525	111,425
CardioNet, Inc. (a)	9,275	151,368
Catalyst Health Solutions, Inc. (a)	9,977	248,826
Genoptix, Inc. (a)	4,067	130,103
Health Grades, Inc. (a)	29,493	115,318
HMS Holdings Corp. (a)	5,528	225,100
Hythiam, Inc. (a)	43,683	12,493
LHC Group, Inc. (a)	9,982	221,700
MEDNAX, Inc. (a)	4,191	176,567
MWI Veterinary Supply, Inc. (a)	4,020	140,137
Providence Service Corp. / The (a)	3,731	40,855
PSS World Medical, Inc. (a)	14,142	261,768
Psychiatric Solutions, Inc. (a)	4,666	106,105
RadNet, Inc. (a)	12,682	28,535
Skilled Healthcare Group, Inc. Class A (a)	8,346	62,595

		2,032,895

Health Care Technology – 3.8%
athenahealth, Inc. (a)	3,819	141,341
MedAssets, Inc. (a)	4,583	89,139
Medidata Solutions, Inc. (a)	9,720	159,214
SXC Health Solutions Corp. (a)	10,694	271,842

		661,536

Life Sciences Tools & Services – 0.9%
Techne Corp.	2,637	168,267

TOTAL HEALTH CARE		3,668,290

INDUSTRIALS – 12.1%
Air Freight & Logistics – 0.8%
Forward Air Corp.	6,302	134,359

Commercial Services & Supplies – 1.8%
Ritchie Bros. Auctioneers, Inc.	6,421	150,572
Standard Parking Corp. (a)	10,230	166,647

		317,219

(continued)

Ohio National Fund, Inc.
Small Cap Growth Portfolio (Continued)

Schedule of Investments	June 30, 2009 (Unaudited)

		Fair
Common Stocks – 95.0%	Shares	Value

Electrical Equipment – 0.8%
Harbin Electric, Inc. (a)	9,200	$143,888

Machinery – 1.2%
Barnes Group, Inc.	5,523	65,669
Westinghouse Air Brake Technologies Corp.	4,578	147,274

		212,943

Marine – 0.7%
Horizon Lines, Inc.	32,911	127,037

Professional Services – 6.1%
CoStar Group, Inc. (a)	14,273	569,065
Huron Consulting Group, Inc. (a)	4,661	215,478
Odyssey Marine Exploration, Inc. (a)	27,310	43,696
Resources Connection, Inc. (a)	12,697	218,007
UTEK Corp. (a)	3,170	12,014

		1,058,260

Road & Rail – 0.7%
Old Dominion Freight Line, Inc. (a)	3,809	127,868

TOTAL INDUSTRIALS		2,121,574

INFORMATION TECHNOLOGY – 33.0%
Communications Equipment – 3.8%
ARRIS Group, Inc. (a)	12,408	150,881
CommScope, Inc. (a)	14,359	377,068
DG FastChannel, Inc. (a)	7,510	137,433

		665,382

Electronic Equipment, Instruments & Components – 3.0%
Amphenol Corp. Class A	4,645	146,968
DTS, Inc. (a)	9,900	267,993
L-1 Identity Solutions, Inc. (a)	14,917	115,457

		530,418

Internet Software & Services – 14.3%
Constant Contact, Inc. (a)	7,123	141,320
DealerTrack Holdings, Inc. (a)	11,231	190,927
Equinix, Inc. (a)	5,698	414,473
GSI Commerce, Inc. (a)	12,630	179,977
Kowabunga!, Inc. (a)	17,664	4,946
LivePerson, Inc. (a)	56,055	224,220
LogMeIn, Inc. (a)	2,305	36,880
NaviSite, Inc. (a)	65,810	90,160
NIC, Inc.	18,468	125,028
Omniture, Inc. (a)	15,443	193,964
SAVVIS, Inc. (a)	9,074	103,988
Switch & Data Facilities Co., Inc. (a)	7,107	83,365
TechTarget, Inc. (a)	7,190	28,760
VistaPrint Ltd. (a)	11,660	497,299
Vocus, Inc. (a)	10,300	203,528

		2,518,835

IT Services – 3.1%
Euronet Worldwide, Inc. (a)	12,965	251,392
Information Services Group, Inc. (a)	42,531	128,018
Yucheng Technologies Ltd. (a)	18,819	160,526

		539,936

Semiconductor & Semiconductor Equipment – 1.0%
Atmel Corp. (a)	45,085	168,167

Software – 7.8%
Concur Technologies, Inc. (a)	5,486	170,505
Monotype Imaging Holdings, Inc. (a)	17,714	120,632
Salary.com, Inc. (a)	3,762	11,399
Solera Holdings, Inc. (a)	17,967	456,362
Ultimate Software Group, Inc. (a)	25,482	617,684

		1,376,582

TOTAL INFORMATION TECHNOLOGY		5,799,320

MATERIALS – 0.9%
Chemicals – 0.9%
Nalco Holding Co.	9,548	160,788

TOTAL MATERIALS		160,788

TELECOMMUNICATION SERVICES – 1.7%
Diversified Telecommunication Services – 0.4%
inContact, Inc. (a)	27,779	76,114

Wireless Telecommunication Services – 1.3%
SBA Communications Corp. Class A (a)	9,001	220,885

TOTAL TELECOMMUNICATION SERVICES		296,999

Total Common Stocks (Cost $19,391,729)		$16,664,160

	Underlying	Fair
Warrants – 0.0%	Shares	Value

CONSUMER DISCRETIONARY – 0.0%
Hotels, Restaurants & Leisure – 0.0%
PokerTek, Inc.
(Acquired 04/23/2007, Cost $10,537) (a) (c) (d)
Expiration: April, 2012, Exercise Price: $10.80	2,172	$—

Total Warrants (Cost $10,537)		$—

(continued)

Ohio National Fund, Inc.
Small Cap Growth Portfolio (Continued)

Schedule of Investments	June 30, 2009 (Unaudited)

		Fair
Money Market Funds – 3.7%	Shares	Value

Fidelity Institutional Money Market Funds Money Market Portfolio – Class I	653,000	$653,000

Total Money Market Funds (Cost $653,000)		$653,000

Total Investments – 98.7% (Cost $20,055,266) (e)		$17,317,160

Other Assets in Excess of Liabilities – 1.3%		230,669

Net Assets – 100.0%		$17,547,829

Percentages are stated as a percent of net assets.

Abbreviations:

GDR: Global Depository Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Security traded on a foreign exchange has been subjected to fair value procedures approved by the Fund Board of Directors. These securities represent $156,258 or 0.9% of the Portfolio’s net assets. As discussed in Note 2 of the Notes to Financial Statements, not all investments are valued at an estimate of fair value that is different from the local close price. In some instances the independent fair valuation service uses the local close price because the confidence interval associated with holding is below the 75% threshold. The Portfolio’s securities that are not subjected to fair value procedures are traded on exchanges whose local close times are consistent with the 4:00 pm Eastern Time U.S. market close.

(c)	Represents a security deemed to be illiquid. At June 30, 2009, the value of illiquid securities in the Portfolio totaled $0 or 0.0% of the Portfolio’s net assets.

(d)	Market quotations for these investments were not readily available at June 30, 2009. As discussed in Note 2 of the Notes to Financial Statements, prices for theses issues were derived from estimates of fair market value using methods determined in good faith by the Fund’s Pricing Committee under the supervision of the Board. At June 30, 2009, the value of these securities totaled $0 or 0.0% of the Portfolio’s net assets.

(e)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 8 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Small Cap Growth Portfolio

 Statement of Assets and Liabilities

June 30, 2009 (Unaudited)

Assets:
Investments in securities, at fair value (Cost $20,055,266)	$17,317,160
Cash	7,823
Receivable for securities sold	173,646
Receivable for fund shares sold	149,167
Dividends and accrued interest receivable	1,523
Prepaid expenses and other assets	104

Total assets	17,649,423

Liabilities:
Payable for securities purchased	72,929
Payable for fund shares redeemed	6,123
Payable for investment management services	12,933
Payable for compliance services	399
Accrued custody expense	285
Accrued professional fees	5,656
Accrued accounting fees	2,105
Accrued printing and filing fees	1,164

Total liabilities	101,594

Net assets	$17,547,829

Net assets consist of:
Par value, $1 per share	$2,174,522
Paid-in capital in excess of par value	32,840,301
Accumulated net realized loss on investments	(14,671,366)
Net unrealized depreciation on investments	(2,738,106)
Accumulated net investment loss	(57,522)

Net assets	$17,547,829

Shares outstanding	2,174,522

Authorized Fund shares allocated to Portfolio	10,000,000

Net asset value per share	$8.07

 Statement of Operations

For the Six-Month Period Ended June 30, 2009 (Unaudited)

Investment income:
Interest	$1,178
Dividends (net of withholding tax of $86)	24,203

Total investment income	25,381

Expenses:
Management fees	63,481
Custodian fees	2,237
Directors’ fees	733
Professional fees	6,176
Accounting fees	6,232
Printing and filing fees	1,121
Compliance expense	2,563
Other	224

Total expenses	82,767

Net investment loss	(57,386)

Realized/unrealized gain (loss) on investments and foreign currency related transactions:
Net realized gain (loss) on:
Investments	(1,240,536)
Foreign currency related transactions	(47)
Change in unrealized appreciation/depreciation on investments	4,114,379

Net realized/unrealized gain (loss) on investments and foreign currency related transactions	2,873,796

Change in net assets from operations	$2,816,410

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Small Cap Growth Portfolio

 Statements of Changes in Net Assets

	Six-Month Period	Year Ended
	Ended June 30, 2009	December 31,
	(Unaudited)	2008

Increase (Decrease) in Net Assets:
Operations:
Net investment loss	$(57,386)	$(159,513)
Net realized gain (loss) on investments and foreign currency related transactions	(1,240,583)	(2,178,654)
Change in unrealized appreciation/depreciation on investments and foreign currency related transactions	4,114,379	(10,295,555)

Change in net assets from operations	2,816,410	(12,633,722)

Capital transactions:
Received from shares sold	3,748,355	6,841,384
Paid for shares redeemed	(2,199,872)	(8,002,206)

Change in net assets from capital transactions	1,548,483	(1,160,822)

Change in net assets	4,364,893	(13,794,544)
Net Assets:
Beginning of period	13,182,936	26,977,480

End of period	$17,547,829	$13,182,936

Accumulated net investment loss	$(57,522)	$(89)

 Financial Highlights

	Six-Month Period
	Ended June 30, 2009		Years Ended December 31,
	(Unaudited)		2008	2007	2006	2005

Selected Per-Share Data:
Net asset value, beginning of period	$6.56		$12.54	$10.94	$8.71	$8.18
Operations:
Net investment loss	(0.03)		(0.08)	(0.09)	(0.09)	(0.07)
Net realized and unrealized gain (loss) on investments
and foreign currency related transactions	1.54		(5.90)	1.69	2.32	0.60

Total from operations	1.51		(5.98)	1.60	2.23	0.53

Net asset value, end of period	$8.07		$6.56	$12.54	$10.94	$8.71

Total return	23.02	%(b)	–47.69%	14.63%	25.60%	6.48%
Ratios and supplemental data:
Net assets at end of period (millions)	$17.5		$13.2	$27.0	$20.8	$17.1
Ratios to average net assets:
Expenses	1.24	%(a)	1.18%	1.15%	1.16%	1.11%
Net investment loss	–0.86	%(a)	–0.84%	–0.77%	–0.92%	–0.77%
Portfolio turnover rate	25%		37%	74%	93%	93%

(a)	Annualized.

(b)	Not annualized.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Mid Cap Opportunity Portfolio

 Objective/Strategy

The Mid Cap Opportunity Portfolio seeks long-term total return by investing in equity securities focusing on mid-cap companies that offer potential for capital appreciation.

 Performance as of June 30, 2009

Average Annual Total Returns:
One year	-37.01%
Five years	-3.86%
Ten years	0.04%

Past performance does not guarantee future results.  The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the six-month period ended June 30, 2009, the Mid Cap Opportunity Portfolio returned 9.95% versus 16.61% for the current benchmark, the Russell Midcap Growth Index.

The stock market staged a rebound amid signs that global credit markets were beginning to thaw and economic activity in the United States was starting to stabilize. Against this backdrop, less risk-averse investors returned to the equity market where they sought bargains among lower priced names that might be sensitive to an upswing in the economic or commodities market cycle. Smaller capitalization stocks also performed better than larger cap names in this environment, as is often the case in the early stages of a market rebound. Nonetheless, despite new found optimism on the part of some investors, economic news remained mixed. The unemployment rate continued to rise, reaching 9.5% in June, while industrial production continued to decline. Federal Reserve officials warned that although the severity of the economic downturn appeared to be easing, overall conditions remained weak and any expansion was likely to be characterized by slow growth and continued tight credit conditions.

In contrast to the first quarter, when discriminating investors rewarded higher quality, secular growth companies, the second quarter saw less focus on fundamentals and more on bargain hunting and short-term cyclical positioning. This was not an environment that played to our strengths as long-term stock pickers, and consequently many of our companies failed to keep pace with the broader market advance. Thus, while the Portfolio outperformed in the first quarter, we fell behind the benchmark during the second quarter. While it is always disappointing to under-perform, we remain steadfast in our commitment to investing in well managed, well financed secular growth companies with high quality balance sheets, sustainable competitive advantages and exceptional long-term growth potential. While these companies may not be rewarded in the early stages of a market rebound, we believe that they are the best equipped to weather an uncertain economic environment and deliver long-term return potential to our investors.

While many of the Portfolio’s individual holdings in the technology, producer durables, health care, and financial services industries made solid gains during the first half, our overall results in these areas failed to keep pace with benchmark returns as bargain hungry, more speculative investors failed to reward the secular growth companies we own. This was particularly the case during the second quarter in the producer durables sector as more economically sensitive names in the shipping and heavy machinery industries outperformed amid hopes for an economic rebound.(1)

In the Health Care sector, many stocks were overshadowed by uncertainty over the direction of health care reform as well as some slowing demand trends, as cash-strapped consumers delayed procedures to avoid co-payments. One of our largest detractors in the health care space was Celgene Corp., a biotech company that markets two high profile cancer drugs, Revlimind and Thalomid. Because these drugs are ingested orally, their purchase is sometimes subject to a co-payment, especially for patients using Medicare. As the economy weakened, some patients began putting off refilling their cancer drug prescriptions because they couldn’t meet their co-payments. This is both a very worrisome situation for patients and a risk for the company, and led us to liquidate our investment in Celgene Corp. while we focused on cancer drug manufacturers with products that are injected or infused and, in most cases, covered by insurance.(1)

Myriad Genetics, Inc. a medical diagnostics company that also has a biotechnology arm, was another negative contributor in the health care space. After delivering strong financial performance for the fourth quarter of 2008, Myriad Genetics, Inc. reported slightly weaker returns for the first half of 2009, due to lower test volumes as patients delayed doctor visits and were reluctant to make co-pays. Nonetheless, Myriad Genetics, Inc.’s top-line revenue growth still exceeded 40% for the first quarter. We held onto our position in Myriad Genetics, Inc., which holds rights not only to the market’s leading hereditary breast cancer test, but also to an impressive menu of other diagnostic procedures. By helping patients and doctors to select more targeted treatments, we believe that such tests can help save costs within the system. Indeed, a key element in our health care investment strategy has been to focus on companies we believe will be a part of any health care reform solution.(1)

Positive contributors to performance in the first half of 2009 included a number of Consumer Discretionary stocks that benefited from signs that consumers may be starting to once again open their pocketbooks, even if they remain bargain-conscious. One standout performer was Aeropostale, Inc., a value-oriented, mall-based specialty apparel retailer that has continued to attract teenage customers with its ongoing promotions. The company also sells its own branded merchandise through its website, capitalizing on the popularity of Internet shopping.(1)

We also benefited from our relatively new position in Netease.com, one of the leading video gaming companies in China, where most players use online, subscription-based, multi-player video game platforms. Netease.com recently won a large

(continued)

Ohio National Fund, Inc.
Mid Cap Opportunity Portfolio (Continued)

contract to carry the world’s best selling multi-player video game, World of Warcraft, in the vast Chinese market. We are familiar with the World of Warcraft market because of our investment in Activision Blizzard, Inc., the game’s U.S. publisher, and we remain constructive on the global growth opportunities tied to online gaming, which provides a relatively low-cost form of entertainment.(1)

While we welcome signs that economic activity and share prices may have bottomed, we also caution that the near-term outlook is far from certain. Both economic and market recoveries can proceed with fits and starts, and the early stages of a market recovery may be highly volatile as speculative, short-term investors seek temporary, highly leveraged plays. Despite the uncertainties associated with this environment, we remain committed to our disciplined growth investment process and our exacting, team-based research efforts. We continue to stress-test investments across a variety of economic scenarios, and we will not hesitate to sell any stock if fundamentals change or if our investment thesis erodes. We remain confident that this detailed, fundamentally focused investment process will continue to deliver solid long-term performance to our investors.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2009.

 Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell Midcap Growth Index is a subset of the Russell Midcap Index, which measures the performance of the 800 smallest companies in the Russell 1000 Index. The Russell Midcap Growth Index measures the performance of those stocks of the Russell Midcap Index with higher price-to-book ratios and higher relative forecasted growth rates. The index presented herein includes the effects of reinvested dividends.

 Portfolio Composition as of June 30, 2009 (1)

% of Net Assets

Common Stocks (3)	94.7
Money Market Funds	42.6
Repurchase Agreements
Less Net Liabilities	(37.3)

100.0

 Top 10 Portfolio Holdings as of June 30, 2009 (1) (2)

		% of Net Assets

1.	Activision Blizzard, Inc.	3.2
2.	McAfee, Inc.	3.2
3.	Bucyrus International, Inc. Class A	2.9
4.	FMC Technologies, Inc.	2.9
5.	Urban Outfitters, Inc.	2.7
6.	Akamai Technologies, Inc.	2.7
7.	Southwestern Energy Co.	2.3
8.	Ross Stores, Inc.	2.3
9.	F5 Networks, Inc.	2.1
10.	FTI Consulting, Inc.	2.0

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets

Information Technology	30.2
Industrials	14.9
Consumer Discretionary	13.7
Energy	12.2
Health Care	12.1
Materials	5.6
Financials	4.8
Consumer Staples	1.2

94.7

Ohio National Fund, Inc.
Mid Cap Opportunity Portfolio

Schedule of Investments	June 30, 2009 (Unaudited)

		Fair
Common Stocks – 94.7%	Shares	Value

CONSUMER DISCRETIONARY – 13.7%
Hotels, Restaurants & Leisure – 2.6%
Starbucks Corp. (a)	51,460	$714,779
Wynn Resorts Ltd. (a)	15,250	538,325

		1,253,104

Internet & Catalog Retail – 2.8%
NetFlix, Inc. (a)	18,810	777,606
priceline.com, Inc. (a)	5,240	584,522

		1,362,128

Multiline Retail – 0.6%
Nordstrom, Inc.	14,870	295,764

Specialty Retail – 7.7%
Advance Auto Parts Inc.	9,890	410,336
Guess?, Inc.	34,340	885,285
Ross Stores, Inc.	28,160	1,086,976
Urban Outfitters, Inc. (a)	62,620	1,306,880

		3,689,477

TOTAL CONSUMER DISCRETIONARY		6,600,473

CONSUMER STAPLES – 1.2%
Personal Products – 1.2%
Mead Johnson Nutrition Co. (a)	18,480	587,110

TOTAL CONSUMER STAPLES		587,110

ENERGY – 12.2%
Energy Equipment & Services – 7.1%
Cameron International Corp. (a)	20,170	570,811
Core Laboratories N.V.	10,650	928,148
FMC Technologies, Inc. (a)	36,640	1,376,931
Oceaneering International, Inc. (a)	11,920	538,784

		3,414,674

Oil, Gas & Consumable Fuels – 5.1%
Comstock Resources, Inc. (a)	14,890	492,114
Range Resources Corp.	20,480	848,077
Southwestern Energy Co. (a)	28,100	1,091,685

		2,431,876

TOTAL ENERGY		5,846,550

FINANCIALS – 4.8%
Capital Markets – 3.0%
Affiliated Managers Group, Inc. (a)	16,030	932,786
Invesco Ltd.	28,560	508,939

		1,441,725

Diversified Financial Services – 1.8%
CME Group, Inc.	1,500	466,665
IntercontinentalExchange Inc. (a)	3,560	406,694

		873,359

TOTAL FINANCIALS		2,315,084

HEALTH CARE – 12.1%
Biotechnology – 3.6%
Cephalon, Inc. (a)	9,680	548,372
Myriad Genetics, Inc. (a)	18,700	666,655
Myriad Pharmaceuticals Inc. (a)	4,678	21,750
United Therapeutics Corp. (a)	6,170	514,146

		1,750,923

Health Care Equipment & Supplies – 4.0%
Inverness Medical Innovations, Inc. (a)	17,290	615,178
ResMed, Inc. (a)	17,360	707,073
St. Jude Medical, Inc. (a)	14,660	602,526

		1,924,777

Health Care Providers & Services – 1.3%
Quest Diagnostics, Inc.	10,820	610,573

Life Sciences Tools & Services – 2.2%
Covance, Inc. (a)	11,930	586,956
Illumina, Inc. (a)	12,250	477,015

		1,063,971

Pharmaceuticals – 1.0%
Mylan, Inc. (a)	37,610	490,811

TOTAL HEALTH CARE		5,841,055

INDUSTRIALS – 14.9%
Aerospace & Defense – 2.2%
Precision Castparts Corp.	5,650	412,619
TransDigm Group, Inc. (a)	18,130	656,306

		1,068,925

Air Freight & Logistics – 1.2%
C.H. Robinson Worldwide, Inc.	11,300	589,295

Construction & Engineering – 1.9%
Aecom Technology Corp. (a)	28,000	896,000

Machinery – 7.5%
Bucyrus International, Inc. Class A	49,520	1,414,291
Danaher Corp.	11,440	706,306
Flowserve Corp.	13,410	936,152
IDEX Corp.	22,670	557,002

		3,613,751

Professional Services – 2.1%
FTI Consulting, Inc. (a)	19,250	976,360

TOTAL INDUSTRIALS		7,144,331

INFORMATION TECHNOLOGY – 30.2%
Communications Equipment – 6.1%
Brocade Communications Systems, Inc. (a)	100,250	783,955
F5 Networks, Inc. (a)	29,040	1,004,494
Juniper Networks, Inc. (a)	22,030	519,908
Research In Motion Ltd. (a)	9,130	648,686

		2,957,043

Computers & Peripherals – 1.0%
NetApp, Inc. (a)	23,520	463,814

(continued)

Ohio National Fund, Inc.
Mid Cap Opportunity Portfolio (Continued)

Schedule of Investments	June 30, 2009 (Unaudited)

		Fair
Common Stocks – 94.7%	Shares	Value

Electronic Equipment, Instruments & Components – 2.4%
Amphenol Corp. Class A	21,950	$694,498
Itron, Inc. (a)	8,500	468,095

		1,162,593

Internet Software & Services – 5.4%
Akamai Technologies, Inc. (a)	66,840	1,281,991
Netease.com – ADR (a)	21,880	769,739
VeriSign, Inc. (a)	30,210	558,281

		2,610,011

IT Services – 3.3%
Global Payments, Inc.	16,120	603,855
Mastercard, Inc. Class A	5,750	962,033

		1,565,888

Semiconductors & Semiconductor Equipment – 5.7%
Broadcom Corp. Class A (a)	29,580	733,288
Intersil Corp. Class A	68,500	861,045
Lam Research Corp. (a)	18,860	490,360
NVIDIA Corp. (a)	56,080	633,143

		2,717,836

Software – 6.3%
Activision Blizzard, Inc. (a)	120,730	1,524,820
McAfee, Inc. (a)	35,960	1,517,152

		3,041,972

TOTAL INFORMATION TECHNOLOGY		14,519,157

MATERIALS – 5.6%
Chemicals – 3.5%
FMC Corp.	16,630	786,599
Praxair, Inc.	12,760	906,853

		1,693,452

Metals & Mining – 2.1%
Compass Minerals International, Inc.	6,610	362,955
Reliance Steel & Aluminum Co.	16,340	627,293

		990,248

TOTAL MATERIALS		2,683,700

Total Common Stocks (Cost $41,544,408)		$45,537,460

		Fair
Money Market Funds – 42.6%	Shares	Value

Federated Prime Cash Obligations Fund Institutional Shares	5,121,000	$5,121,000
Fidelity Institutional Money Market Funds Prime Money Market Portfolio – Class I	5,121,000	5,121,000
Fidelity Money Market Funds
Money Market Portfolio – Class I	5,121,000	5,121,000
Goldman Sachs Trust Financial Square Prime Obligations Fund – FST Shares	5,121,000	5,121,000

Total Money Market Funds (Cost $20,484,000)		$20,484,000

	Face	Fair
Repurchase Agreements – 75.1%	Amount	Value

U.S. Bank 0.010% 07/01/2009	$36,092,000	$36,092,000

Agreement date: 06/30/2009
Repurchase price $36,092,010
Collateralized by:
Federal National Mortgage Association
#31385XAH0 5.000%, 04/01/2033
Fair Value: $36,813,875
Total Repurchase Agreements (Cost $36,092,000)		$36,092,000

Total Investments – 212.4% (Cost $98,120,408) (b)		$102,113,460
Liabilities in Excess of Other Assets – (112.4)%		(54,044,956)

Net Assets – 100.0%		$48,068,504

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depository Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 8 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Mid Cap Opportunity Portfolio

 Statement of Assets and Liabilities

June 30, 2009 (Unaudited)

Assets:
Investments in securities, at fair value (Cost $62,028,408)	$66,021,460
Repurchase agreements	36,092,000
Cash	23,993
Receivable for fund shares sold	288,246
Dividends and accrued interest receivable	43,780
Prepaid expenses and other assets	495

Total assets	102,469,974

Liabilities:
Payable for securities purchased	361,913
Payable for fund shares redeemed	53,946,844
Payable for investment management services	71,109
Payable for compliance services	399
Accrued custody expense	1,035
Accrued professional fees	6,314
Accrued accounting fees	6,522
Accrued printing and filing fees	7,334

Total liabilities	54,401,470

Net assets	$48,068,504

Net assets consist of:
Par value, $1 per share	$3,987,998
Paid-in capital in excess of par value	94,537,162
Accumulated net realized loss on investments	(54,268,403)
Net unrealized appreciation on investments	3,993,052
Accumulated net investment loss	(181,305)

Net assets	$48,068,504

Shares outstanding	3,987,998

Authorized Fund shares allocated to Portfolio	15,000,000

Net asset value per share	$12.05

 Statement of Operations

For the Six-Month Period Ended June 30, 2009 (Unaudited)

Investment income:
Interest	$25,672
Dividends (net of withholding tax of $1,828)	208,073

Total investment income	233,745

Expenses:
Management fees	365,111
Custodian fees	5,902
Directors’ fees	4,972
Professional fees	8,644
Accounting fees	19,269
Printing and filing fees	7,549
Compliance expense	2,563
Other	1,040

Total expenses	415,050

Net investment loss	(181,305)

Realized/unrealized gain (loss) on investments:
Net realized gain (loss) on investments	(6,362,697)
Change in unrealized appreciation/depreciation on investments	15,088,853

Net realized/unrealized gain (loss) on investments	8,726,156

Change in net assets from operations	$8,544,851

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Mid Cap Opportunity Portfolio

 Statements of Changes in Net Assets

	Six-Month Period	Year Ended
	Ended June 30, 2009	December 31,
	(Unaudited)	2008

Increase (Decrease) in Net Assets:
Operations:
Net investment loss	$(181,305)	$(520,337)
Net realized gain (loss) on investments	(6,362,697)	(47,248,842)
Change in unrealized appreciation/depreciation on investments	15,088,853	(21,088,898)

Change in net assets from operations	8,544,851	(68,858,077)

Capital transactions:
Received from shares sold	26,763,397	66,864,431
Paid for shares redeemed	(66,848,074)	(33,801,822)

Change in net assets from capital transactions	(40,084,677)	33,062,609

Change in net assets	(31,539,826)	(35,795,468)
Net Assets:
Beginning of period	79,608,330	115,403,798

End of period	$48,068,504	$79,608,330

Accumulated net investment loss	$(181,305)	$—

 Financial Highlights

	Six-Month Period
	Ended June 30, 2009		Years Ended December 31,
	(Unaudited)		2008	2007	2006	2005

Selected Per-Share Data:
Net asset value, beginning of period	$10.96		$22.50	$19.09	$17.40	$15.83
Operations:
Net investment loss	(0.05)		(0.07)	(0.09)	(0.09)	(0.07)
Net realized and unrealized gain (loss) on investments	1.14		(11.47)	3.50	1.78	1.64

Total from operations	1.09		(11.54)	3.41	1.69	1.57

Net asset value, end of period	$12.05		$10.96	$22.50	$19.09	$17.40

Total return	9.95	%(b)	–51.29%	17.86%	9.71%	9.92%
Ratios and supplemental data:
Net assets at end of period (millions)	$48.1		$79.6	$115.4	$86.6	$90.0
Ratios to average net assets:
Expenses	0.97	%(a)	0.94%	0.93%	0.94%	0.95%
Net investment loss	–0.42	%(a)	–0.53%	–0.45%	–0.45%	–0.40%
Portfolio turnover rate	135%		297%	267%	209%	205%

(a)	Annualized.

(b)	Not annualized.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
S&P 500® Index Portfolio

 Objective/Strategy

The S&P 500 Index Portfolio seeks total return that approximates the total return of the Standard & Poor’s 500® Index.

 Performance as of June 30, 2009

Average Annual Total Returns:
One year	-26.59%
Five years	-2.68%
Ten years	-2.45%

Past performance does not guarantee future results.  The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the six-month period ended June 30, 2009, the S&P 500® Index Portfolio returned 2.98% versus 3.16% for the current benchmark, the S&P 500® Index.

The Portfolio’s correlation with the S&P 500® Index was 99.9%. The high correlation is due to the fact that the Portfolio invests in each of the 500 stocks in the benchmark index. The Portfolio also invests in Standard and Poor’s Depositary Receipts®, an exchange traded fund that mimics the return of the S&P 500® Index.(1)

The top five holdings in the Portfolio were Exxon Mobil Corp., Microsoft Corp., Johnson & Johnson, The Procter & Gamble Co., and AT&T, Inc. The largest contributors to the index return for the first six months of the year were Apple, Inc., Microsoft Corp., The Goldman Sachs Group, Inc., Google, Inc., and International Business Machines Corp. The largest detractors for the first six months of the year were Exxon Mobile Corp., General Electric Co., The Procter & Gamble Co., Citigroup, Inc., and Wells Fargo & Co.(1)

Stocks may continue to uptrend in the second half of the year, as there are signs the recession is coming to an end. The Federal Reserve should keep the discount rate around zero through an accommodative monetary policy for the rest of the year. Unemployment, stabilizing housing prices, tight credit, and a return to profitability are some of the things to keep an eye on for the balance of 2009.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2009.

“Standard & Poor’s®”, “S&P®”, “S&P 500®” and “Standard & Poor’s 500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Ohio National Investments, Inc. (ONI). The S&P 500® Index Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor’s (“S&P”) and S&P makes no representation regarding the advisability of investing in the S&P 500® Index Portfolio. S&P makes no representation or warranty, express or implied, to the owners of the Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Portfolio particularly or the ability of the S&P 500® Index to track general stock market performance. S&P’s only relationship to ONI is the licensing of certain trademarks and trade names of S&P® and of the S&P 500® Index which is determined, composed and calculated by S&P® without regard to ONI or the S&P 500® Index Portfolio. S&P® has no obligation to take the needs of ONI or the owners of the Portfolio into consideration in determining, composing or calculating the S&P 500® Index. S&P® is not responsible for and has not participated in the determination of the prices and amount of the Portfolio or the timing of the issuance or sale of the Portfolio or in the determination or calculation of the equation by which the Portfolio is to be converted into cash. S&P® has no obligation or liability in connection with the administration, marketing or trading of the Portfolio.

 Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting. Investors cannot invest directly in an index, although they can invest in its underlying securities or funds.

The S&P 500® Index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index presented herein includes the effects of reinvested dividends.

(continued)

Ohio National Fund, Inc.
S&P 500® Index Portfolio (Continued)

 Portfolio Composition as of June 30, 2009 (1)

% of Net Assets

Common Stocks (3)	94.8
Exchange Traded Funds	4.4
Short-Term Notes
Less Net Liabilities	0.8

100.0

 Top 10 Portfolio Holdings as of June 30, 2009 (1) (2)

		% of Net Assets

1.	Standard & Poor’s Depositary Receipts	4.4
2.	Exxon Mobil Corp.	4.0
3.	Microsoft Corp.	2.1
4.	Johnson & Johnson	1.8
5.	Procter & Gamble Co. / The	1.8
6.	AT&T, Inc.	1.7
7.	International Business Machines Corp.	1.6
8.	JPMorgan Chase & Co.	1.6
9.	Chevron Corp.	1.6
10.	Apple, Inc.	1.5

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets

Information Technology	17.4
Health Care	13.3
Financials	12.9
Energy	11.8
Consumer Staples	11.3
Industrials	9.3
Consumer Discretionary	8.5
Utilities	3.9
Telecommunication Services	3.3
Materials	3.1

94.8

Ohio National Fund, Inc.
S&P 500® Index Portfolio

Schedule of Investments	June 30, 2009 (Unaudited)

		Fair
Common Stocks – 94.8%	Shares	Value

CONSUMER DISCRETIONARY – 8.5%
Auto Components – 0.2%
Goodyear Tire & Rubber Co. / The (a)	3,600	$40,536
Johnson Controls, Inc.	8,800	191,136

		231,672

Automobiles – 0.3%
Ford Motor Co. (a)	47,787	290,067
Harley-Davidson, Inc.	3,500	56,735

		346,802

Distributors – 0.1%
Genuine Parts Co.	2,400	80,544

Diversified Consumer Services – 0.2%
Apollo Group, Inc. Class A (a)	1,600	113,792
DeVry, Inc.	900	45,036
H&R Block, Inc.	5,000	86,150

		244,978

Hotels, Restaurants & Leisure – 1.5%
Carnival Corp.	6,500	167,505
Darden Restaurants, Inc.	2,000	65,960
International Game Technology	4,400	69,960
Marriott International, Inc. Class A	4,416	97,466
McDonald’s Corp.	16,400	942,836
Starbucks Corp. (a)	10,900	151,401
Starwood Hotels & Resorts Worldwide, Inc.	2,800	62,160
Wyndham Worldwide Corp.	2,660	32,239
Wynn Resorts Ltd. (a)	1,000	35,300
Yum! Brands, Inc.	6,900	230,046

		1,854,873

Household Durables – 0.3%
Black & Decker Corp. / The	900	25,794
Centex Corp.	1,800	15,228
D.R. Horton, Inc.	4,100	38,376
Fortune Brands, Inc.	2,200	76,428
Harman International Industries, Inc.	1,000	18,800
KB Home	1,100	15,048
Leggett & Platt, Inc.	2,300	35,029
Lennar Corp. Class A	2,100	20,349
Newell Rubbermaid, Inc.	4,100	42,681
Pulte Homes, Inc.	3,200	28,256
Snap-On, Inc.	900	25,866
Stanley Works / The	1,200	40,608
Whirlpool Corp.	1,055	44,901

		427,364

Internet & Catalog Retail – 0.4%
Amazon.com, Inc. (a)	4,800	401,568
Expedia, Inc. (a)	3,100	46,841

		448,409

Leisure Equipment & Products – 0.1%
Eastman Kodak Co.	4,000	11,840
Hasbro, Inc.	1,800	43,632
Mattel, Inc.	5,300	85,065

		140,537

Media – 2.4%
CBS Corp. Class B	10,050	69,546
Comcast Corp. Class A	42,853	620,940
DIRECTV Group, Inc. / The (a)	7,800	192,738
Gannett Co., Inc.	3,500	12,495
Interpublic Group of Companies, Inc. (a)	7,123	35,971
McGraw-Hill Companies, Inc. / The	4,700	141,517
Meredith Corp.	500	12,775
New York Times Co. Class A / The	1,700	9,367
News Corp. Class A	34,100	310,651
Omnicom Group, Inc.	4,600	145,268
Scripps Networks Interactive, Inc.	1,300	36,179
Time Warner Cable, Inc.	5,232	165,697
Time Warner, Inc.	17,766	447,526
Viacom, Inc. Class B (a)	9,050	205,435
Walt Disney Co. / The	27,600	643,908
Washington Post Co. Class B / The	75	26,414

		3,076,427

Multiline Retail – 0.8%
Big Lots, Inc. (a)	1,200	25,236
Family Dollar Stores, Inc.	2,100	59,430
J.C. Penney Co., Inc.	3,300	94,743
Kohl’s Corp. (a)	4,500	192,375
Macy’s, Inc.	6,276	73,806
Nordstrom, Inc.	2,400	47,736
Sears Holdings Corp. (a)	801	53,282
Target Corp.	11,200	442,064

		988,672

Specialty Retail – 1.8%
Abercrombie & Fitch Co. Class A	1,300	33,007
AutoNation, Inc. (a)	1,600	27,760
AutoZone, Inc. (a)	500	75,555
Bed Bath & Beyond, Inc. (a)	3,900	119,925
Best Buy Co., Inc.	5,075	169,962
GameStop Corp. Class A (a)	2,400	52,824
Gap, Inc. / The	6,850	112,340
Home Depot, Inc. / The	25,200	595,476
Limited Brands, Inc.	4,000	47,880
Lowe’s Companies, Inc.	21,900	425,079
Office Depot, Inc. (a)	4,100	18,696
O’Reilly Automotive, Inc. (a)	2,000	76,160
RadioShack Corp.	1,900	26,524
Sherwin-Williams Co. / The	1,500	80,625
Staples, Inc.	10,600	213,802
Tiffany & Co.	1,800	45,648
TJX Cos., Inc. / The	6,100	191,906

		2,313,169

(continued)

Ohio National Fund, Inc.
S&P 500® Index Portfolio (Continued)

Schedule of Investments	June 30, 2009 (Unaudited)

		Fair
Common Stocks – 94.8%	Shares	Value

Textiles, Apparel & Luxury Goods – 0.4%
Coach, Inc. (a)	4,700	$126,336
NIKE, Inc. Class B	5,800	300,324
Polo Ralph Lauren Corp.	800	42,832
V.F. Corp.	1,300	71,955

		541,447

TOTAL CONSUMER DISCRETIONARY		10,694,894

CONSUMER STAPLES – 11.3%
Beverages – 2.4%
Brown-Forman Corp. Class B	1,450	62,321
Coca-Cola Co. / The	29,600	1,420,504
Coca-Cola Enterprises, Inc.	4,700	78,255
Constellation Brands, Inc. Class A (a)	2,900	36,772
Dr Pepper Snapple Group, Inc. (a)	3,800	80,522
Molson Coors Brewing Co. Class B	2,200	93,126
Pepsi Bottling Group, Inc. / The	2,000	67,680
PepsiCo, Inc.	23,100	1,269,576

		3,108,756

Food & Staples Retailing – 2.9%
Costco Wholesale Corp.	6,400	292,480
CVS Caremark Corp.	21,620	689,030
Kroger Co. / The	9,700	213,885
Safeway, Inc.	6,300	128,331
SUPERVALU, Inc.	3,119	40,391
Sysco Corp.	8,800	197,824
Walgreen Co.	14,700	432,180
Wal-Mart Stores, Inc.	33,100	1,603,364
Whole Foods Market, Inc.	2,100	39,858

		3,637,343

Food Products – 1.7%
Archer-Daniels-Midland Co.	9,550	255,653
Campbell Soup Co.	3,000	88,260
ConAgra Foods, Inc.	6,600	125,796
Dean Foods Co. (a)	2,600	49,894
General Mills, Inc.	4,900	274,498
H.J. Heinz Co.	4,700	167,790
Hershey Company / The	2,500	90,000
Hormel Foods Corp.	1,000	34,540
J.M. Smucker Co. / The	1,800	87,588
Kellogg Co.	3,700	172,309
Kraft Foods, Inc. Class A	21,876	554,338
McCormick & Co., Inc.	1,900	61,807
Sara Lee Corp.	10,300	100,528
Tyson Foods, Inc. Class A	4,500	56,745

		2,119,746

Household Products – 2.5%
Clorox Co. / The	2,100	117,243
Colgate-Palmolive Co.	7,400	523,476
Kimberly-Clark Corp.	6,100	319,823
Procter & Gamble Co. / The	43,222	2,208,644

		3,169,186

Personal Products – 0.2%
Avon Products, Inc.	6,300	162,414
Estee Lauder Cos. Inc. Class A / The	1,700	55,539

		217,953

Tobacco – 1.6%
Altria Group, Inc.	30,700	503,173
Lorillard, Inc.	2,497	169,222
Philip Morris International, Inc.	29,100	1,269,342
Reynolds American, Inc.	2,500	96,550

		2,038,287

TOTAL CONSUMER STAPLES		14,291,271

ENERGY – 11.8%
Energy Equipment & Services – 1.7%
Baker Hughes, Inc.	4,600	167,624
BJ Services Co.	4,300	58,609
Cameron International Corp. (a)	3,200	90,560
Diamond Offshore Drilling, Inc.	1,000	83,050
ENSCO International, Inc.	2,100	73,227
FMC Technologies, Inc. (a)	1,800	67,644
Halliburton Co.	13,300	275,310
Nabors Industries Ltd. (a)	4,200	65,436
National Oilwell Varco, Inc. (a)	6,200	202,492
Rowan Cos., Inc.	1,700	32,844
Schlumberger Ltd.	17,800	963,158
Smith International, Inc.	3,300	84,975

		2,164,929

Oil, Gas & Consumable Fuels – 10.1%
Anadarko Petroleum Corp.	7,400	335,886
Apache Corp.	5,022	362,337
Cabot Oil & Gas Corp.	1,500	45,960
Chesapeake Energy Corp.	8,400	166,572
Chevron Corp.	29,738	1,970,142
ConocoPhillips	22,000	925,320
CONSOL Energy, Inc.	2,700	91,692
Denbury Resources, Inc. (a)	3,700	54,501
Devon Energy Corp.	6,600	359,700
El Paso Corp.	10,400	95,992
EOG Resources, Inc.	3,700	251,304
Exxon Mobil Corp.	72,400	5,061,484
Hess Corp.	4,200	225,750
Marathon Oil Corp.	10,520	316,968
Massey Energy Co.	1,300	25,402
Murphy Oil Corp.	2,800	152,096
Noble Energy, Inc.	2,600	153,322
Occidental Petroleum Corp.	12,000	789,720
Peabody Energy Corp.	4,000	120,640
Pioneer Natural Resources Co.	1,700	43,350
Range Resources Corp.	2,300	95,243
Southwestern Energy Co. (a)	5,100	198,135
Spectra Energy Corp.	9,618	162,737
Sunoco, Inc.	1,700	39,440
Tesoro Corp.	2,100	26,733
Valero Energy Corp.	8,300	140,187

(continued)

Ohio National Fund, Inc.
S&P 500® Index Portfolio (Continued)

Schedule of Investments	June 30, 2009 (Unaudited)

		Fair
Common Stocks – 94.8%	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Williams Cos., Inc. / The	8,600	$134,246
XTO Energy, Inc.	8,566	326,707

		12,671,566

TOTAL ENERGY		14,836,495

FINANCIALS – 12.9%
Capital Markets – 2.9%
Ameriprise Financial, Inc.	3,780	91,741
Bank Of New York Mellon Corp. / The	17,711	519,109
Charles Schwab Corp. / The	13,900	243,806
E*TRADE Financial Corp. (a)	8,500	10,880
Federated Investors, Inc. Class B	1,300	31,317
Franklin Resources, Inc.	2,200	158,422
Goldman Sachs Group, Inc. / The	7,500	1,105,800
Invesco Ltd.	6,100	108,702
Janus Capital Group, Inc.	2,400	27,360
Legg Mason, Inc.	2,100	51,198
Morgan Stanley	20,100	573,051
Northern Trust Corp.	3,600	193,248
State Street Corp.	7,300	344,560
T. Rowe Price Group, Inc.	3,800	158,346

		3,617,540

Commercial Banks – 2.5%
BB&T Corp.	9,600	211,008
Comerica, Inc.	2,200	46,530
Fifth Third Bancorp	10,950	77,745
First Horizon National Corp.	3,143	37,714
Huntington Bancshares, Inc.	8,100	33,858
KeyCorp	10,500	55,020
M&T Bank Corp.	1,200	61,116
Marshall & Ilsley Corp.	5,200	24,960
PNC Financial Services Group, Inc.	6,842	265,538
Regions Financial Corp.	17,175	69,387
SunTrust Banks, Inc.	6,900	113,505
U.S. Bancorp	28,190	505,165
Wells Fargo & Co.	69,113	1,676,681
Zions Bancorporation	1,700	19,652

		3,197,879

Consumer Finance – 0.6%
American Express Co.	17,600	409,024
Capital One Financial Corp.	6,673	146,005
Discover Financial Services	7,150	73,431
SLM Corp. (a)	6,900	70,863

		699,323

Diversified Financial Services – 3.6%
Bank of America Corp.	120,027	1,584,356
CIT Group, Inc.	5,800	12,470
Citigroup, Inc.	81,869	243,151
CME Group, Inc.	1,000	311,110
IntercontinentalExchange, Inc. (a)	1,100	125,664
JPMorgan Chase & Co.	57,943	1,976,436
Leucadia National Corp. (a)	2,700	56,943
Moody’s Corp.	2,800	73,780
NASDAQ OMX Group, Inc. / The (a)	2,000	42,620
NYSE Euronext	3,900	106,275

		4,532,805

Insurance – 2.2%
Aflac, Inc.	6,900	214,521
Allstate Corp. / The	8,000	195,200
American International Group, Inc.	39,900	46,284
AON Corp.	4,100	155,267
Assurant, Inc.	1,700	40,953
Chubb Corp. / The	5,200	207,376
Cincinnati Financial Corp.	2,366	52,880
Genworth Financial, Inc. Class A	6,400	44,736
Hartford Financial Services Group, Inc. / The	4,800	56,976
Lincoln National Corp.	4,386	75,483
Loews Corp.	5,361	146,892
Marsh & McLennan Companies, Inc.	7,800	157,014
MBIA, Inc. (a)	2,500	10,825
MetLife, Inc.	12,200	366,122
Principal Financial Group, Inc.	4,600	86,664
Progressive Corp. / The (a)	10,100	152,611
Prudential Financial, Inc.	6,900	256,818
Torchmark Corp.	1,200	44,448
Travelers Companies, Inc. / The	8,659	355,365
Unum Group	4,900	77,714
XL Capital Ltd. Class A	5,100	58,446

		2,802,595

Real Estate Investment Trusts – 0.9%
Apartment Investment & Management Co. Class A	1,773	15,691
AvalonBay Communities, Inc.	1,231	68,862
Boston Properties, Inc.	2,100	100,170
Equity Residential	4,100	91,143
HCP, Inc.	4,000	84,760
Health Care REIT, Inc.	1,600	54,560
Host Hotels & Resorts, Inc.	8,900	74,671
Kimco Realty Corp.	4,800	48,240
Plum Creek Timber Co. Inc.	2,400	71,472
ProLogis	6,600	53,196
Public Storage	1,900	124,412
Simon Property Group, Inc.	4,204	216,223
Ventas, Inc.	2,300	68,678
Vornado Realty Trust	2,374	106,901

		1,178,979

Real Estate Management & Development – 0.0%
CB Richard Ellis Group, Inc. (a)	3,500	32,760

Thrifts & Mortgage Finance – 0.2%
Hudson City Bancorp, Inc.	7,700	102,333
Peoples United Financial, Inc.	5,200	78,208

		180,541

TOTAL FINANCIALS		16,242,422

(continued)

Ohio National Fund, Inc.
S&P 500® Index Portfolio (Continued)

Schedule of Investments	June 30, 2009 (Unaudited)

		Fair
Common Stocks – 94.8%	Shares	Value

HEALTH CARE – 13.3%
Biotechnology – 1.8%
Amgen, Inc. (a)	15,006	$794,418
Biogen Idec, Inc. (a)	4,245	191,662
Celgene Corp. (a)	6,800	325,312
Cephalon, Inc. (a)	1,100	62,315
Genzyme Corp. (a)	4,000	222,680
Gilead Sciences, Inc. (a)	13,500	632,340

		2,228,727

Health Care Equipment & Supplies – 2.0%
Baxter International, Inc.	9,000	476,640
Becton, Dickinson & Co.	3,600	256,716
Boston Scientific Corp. (a)	22,403	227,167
C.R. Bard, Inc.	1,500	111,675
DENTSPLY International, Inc.	2,200	67,144
Hospira, Inc. (a)	2,410	92,833
Intuitive Surgical, Inc. (a)	600	98,196
Medtronic, Inc.	16,600	579,174
St. Jude Medical, Inc. (a)	5,100	209,610
Stryker Corp.	3,500	139,090
Varian Medical Systems, Inc. (a)	1,900	66,766
Zimmer Holdings, Inc. (a)	3,170	135,042

		2,460,053

Health Care Providers & Services – 2.0%
Aetna, Inc.	6,600	165,330
AmerisourceBergen Corp.	4,500	79,830
Cardinal Health, Inc.	5,300	161,915
CIGNA Corp.	4,000	96,360
Coventry Health Care, Inc. (a)	2,200	41,162
DaVita, Inc. (a)	1,500	74,190
Express Scripts, Inc. (a)	4,000	275,000
Humana, Inc. (a)	2,500	80,650
Laboratory Corp. of America Holdings (a)	1,600	108,464
McKesson Corp.	4,000	176,000
Medco Health Solutions, Inc. (a)	7,176	327,297
Patterson Cos., Inc. (a)	1,400	30,380
Quest Diagnostics, Inc.	2,200	124,146
Tenet Healthcare Corp. (a)	6,150	17,343
UnitedHealth Group, Inc.	17,700	442,146
WellPoint, Inc. (a)	7,200	366,408

		2,566,621

Health Care Technology – 0.0%
IMS Health, Inc.	2,700	34,290

Life Sciences Tools & Services – 0.4%
Life Technologies Corp. (a)	2,617	109,181
Millipore Corp. (a)	800	56,168
PerkinElmer, Inc.	1,700	29,580
Thermo Fisher Scientific, Inc. (a)	6,200	252,774
Waters Corp. (a)	1,400	72,058

		519,761

Pharmaceuticals – 7.1%
Abbott Laboratories	22,900	1,077,216
Allergan, Inc.	4,600	218,868
Bristol-Myers Squibb Co.	29,400	597,114
Eli Lilly & Co.	15,000	519,600
Forest Laboratories, Inc. (a)	4,500	112,995
Johnson & Johnson	40,900	2,323,120
King Pharmaceuticals, Inc. (a)	3,700	35,631
Merck & Co., Inc.	31,300	875,148
Mylan, Inc. (a)	4,500	58,725
Pfizer, Inc.	100,130	1,501,950
Schering-Plough Corp.	24,200	607,904
Watson Pharmaceuticals, Inc. (a)	1,600	53,904
Wyeth	19,800	898,722

		8,880,897

TOTAL HEALTH CARE		16,690,349

INDUSTRIALS – 9.3%
Aerospace & Defense – 2.6%
Boeing Co. / The	10,800	459,000
General Dynamics Corp.	5,700	315,723
Goodrich Corp.	1,800	89,946
Honeywell International, Inc.	11,000	345,400
ITT Corp.	2,700	120,150
L-3 Communications Holdings, Inc.	1,700	117,946
Lockheed Martin Corp.	4,800	387,120
Northrop Grumman Corp.	4,800	219,264
Precision Castparts Corp.	2,100	153,363
Raytheon Co.	5,900	262,137
Rockwell Collins, Inc.	2,400	100,152
United Technologies Corp.	14,000	727,440

		3,297,641

Air Freight & Logistics – 1.0%
C.H. Robinson Worldwide, Inc.	2,500	130,375
Expeditors International of Washington, Inc.	3,200	106,688
FedEx Corp.	4,600	255,852
United Parcel Service, Inc. Class B	14,800	739,852

		1,232,767

Airlines – 0.1%
Southwest Airlines Co.	11,000	74,030

Building Products – 0.0%
Masco Corp.	5,300	50,774

Commercial Services & Supplies – 0.5%
Avery Dennison Corp.	1,700	43,656
Cintas Corp.	2,000	45,680
Iron Mountain, Inc. (a)	2,700	77,625
Pitney Bowes, Inc.	3,100	67,983
R.R. Donnelley & Sons Co.	3,000	34,860
Republic Services, Inc.	4,780	116,680
Stericycle, Inc. (a)	1,300	66,989
Waste Management, Inc.	7,300	205,568

		659,041

(continued)

Ohio National Fund, Inc.
S&P 500® Index Portfolio (Continued)

Schedule of Investments	June 30, 2009 (Unaudited)

		Fair
Common Stocks – 94.8%	Shares	Value

Construction & Engineering – 0.2%
Fluor Corp.	2,700	$138,483
Jacobs Engineering Group, Inc. (a)	1,800	75,762
Quanta Services, Inc. (a)	2,800	64,764

		279,009

Electrical Equipment – 0.4%
Cooper Industries Ltd. Class A	2,500	77,625
Emerson Electric Co.	11,200	362,880
Rockwell Automation, Inc.	2,100	67,452

		507,957

Industrial Conglomerates – 2.0%
3M Co.	10,300	619,030
General Electric Co.	157,200	1,842,384
Textron, Inc.	4,000	38,640

		2,500,054

Machinery – 1.3%
Caterpillar, Inc.	8,900	294,056
Cummins, Inc.	3,000	105,630
Danaher Corp.	3,800	234,612
Deere & Co.	6,300	251,685
Dover Corp.	2,800	92,652
Eaton Corp.	2,500	111,525
Flowserve Corp.	800	55,848
Illinois Tool Works, Inc.	5,700	212,838
Manitowoc Co., Inc.	1,900	9,994
PACCAR, Inc.	5,412	175,944
Pall Corp.	1,800	47,808
Parker Hannifin Corp.	2,400	103,104

		1,695,696

Professional Services – 0.2%
Dun & Bradstreet Corp.	800	64,968
Equifax, Inc.	1,900	49,590
Monster Worldwide, Inc. (a)	1,900	22,439
Robert Half International, Inc.	2,300	54,326

		191,323

Road & Rail – 0.9%
Burlington Northern Santa Fe Corp.	4,100	301,514
CSX Corp.	5,800	200,854
Norfolk Southern Corp.	5,400	203,418
Ryder System, Inc.	800	22,336
Union Pacific Corp.	7,500	390,450

		1,118,572

Trading Companies & Distributors – 0.1%
Fastenal Co.	1,900	63,023
W.W. Grainger, Inc.	900	73,692

		136,715

TOTAL INDUSTRIALS		11,743,579

INFORMATION TECHNOLOGY – 17.4%
Communications Equipment – 2.6%
Ciena Corp. (a)	1,342	13,890
Cisco Systems, Inc. (a)	85,600	1,595,584
Harris Corp.	2,000	56,720
JDS Uniphase Corp. (a)	3,275	18,733
Juniper Networks, Inc. (a)	7,800	184,080
Motorola, Inc.	34,000	225,420
QUALCOMM, Inc.	24,600	1,111,920
Tellabs, Inc. (a)	5,900	33,807

		3,240,154

Computers & Peripherals – 5.1%
Apple, Inc. (a)	13,200	1,880,076
Dell, Inc. (a)	25,800	354,234
EMC Corp. (a)	29,900	391,690
Hewlett-Packard Co.	35,400	1,368,210
International Business Machines Corp.	19,600	2,046,632
Lexmark International, Inc. Class A (a)	1,200	19,020
NetApp, Inc. (a)	4,900	96,628
QLogic Corp. (a)	1,800	22,824
SanDisk Corp. (a)	3,400	49,946
Sun Microsystems, Inc. (a)	11,050	101,881
Teradata Corp. (a)	2,600	60,918
Western Digital Corp. (a)	3,300	87,450

		6,479,509

Electronic Equipment, Instruments & Components – 0.5%
Agilent Technologies, Inc. (a)	5,100	103,581
Amphenol Corp. Class A	2,500	79,100
Corning, Inc.	23,100	370,986
FLIR Systems, Inc. (a)	2,200	49,632
Jabil Circuit, Inc.	3,200	23,744
Molex, Inc.	2,100	32,655

		659,698

Internet Software & Services – 1.8%
Akamai Technologies, Inc. (a)	2,600	49,868
eBay, Inc. (a)	16,000	274,080
Google, Inc. Class A (a)	3,575	1,507,184
VeriSign, Inc. (a)	2,900	53,592
Yahoo!, Inc. (a)	20,700	324,162

		2,208,886

IT Services – 1.0%
Affiliated Computer Services, Inc. Class A (a)	1,400	62,188
Automatic Data Processing, Inc.	7,400	262,256
Cognizant Technology Solutions Corp. Class A (a)	4,300	114,810
Computer Sciences Corp. (a)	2,200	97,460
Convergys Corp. (a)	1,800	16,704
Fidelity National Information Services, Inc.	2,800	55,888
Fiserv, Inc. (a)	2,300	105,110
Mastercard, Inc. Class A	1,050	175,675

(continued)

Ohio National Fund, Inc.
S&P 500® Index Portfolio (Continued)

Schedule of Investments	June 30, 2009 (Unaudited)

		Fair
Common Stocks – 94.8%	Shares	Value

IT Services (continued)
Paychex, Inc.	4,800	$120,960
Total System Services, Inc.	2,877	38,523
Western Union Co. / The	10,447	171,331

		1,220,905

Office Electronics – 0.1%
Xerox Corp.	12,800	82,944

Semiconductors & Semiconductor Equipment – 2.3%
Advanced Micro Devices, Inc. (a)	8,300	32,121
Altera Corp.	4,400	71,632
Analog Devices, Inc.	4,300	106,554
Applied Materials, Inc.	19,800	217,206
Broadcom Corp. Class A (a)	6,350	157,416
Intel Corp.	82,900	1,371,995
KLA-Tencor Corp.	2,500	63,125
Linear Technology Corp.	3,300	77,055
LSI Corp. (a)	9,600	43,776
MEMC Electronic Materials, Inc. (a)	3,300	58,773
Microchip Technology, Inc.	2,700	60,885
Micron Technology, Inc. (a)	12,600	63,756
National Semiconductor Corp.	2,900	36,395
Novellus Systems, Inc. (a)	1,400	23,380
NVIDIA Corp. (a)	8,100	91,449
Teradyne, Inc. (a)	2,600	17,836
Texas Instruments, Inc.	18,900	402,570
Xilinx, Inc.	4,100	83,886

		2,979,810

Software – 4.0%
Adobe Systems, Inc. (a)	7,800	220,740
Autodesk, Inc. (a)	3,400	64,532
BMC Software, Inc. (a)	2,700	91,233
CA, Inc.	5,900	102,837
Citrix Systems, Inc. (a)	2,700	86,103
Compuware Corp. (a)	3,600	24,696
Electronic Arts, Inc. (a)	4,800	104,256
Intuit, Inc. (a)	4,800	135,168
McAfee, Inc. (a)	2,300	97,037
Microsoft Corp.	113,600	2,700,272
Novell, Inc. (a)	5,100	23,103
Oracle Corp.	56,200	1,203,804
Salesforce.com, Inc. (a)	1,600	61,072
Symantec Corp. (a)	12,094	188,183

		5,103,036

TOTAL INFORMATION TECHNOLOGY		21,974,942

MATERIALS – 3.1%
Chemicals – 1.7%
Air Products and Chemicals, Inc.	3,100	200,229
CF Industries Holdings, Inc.	700	51,898
Dow Chemical Co. / The	16,000	258,240
E.I. du Pont de Nemours & Co.	13,400	343,308
Eastman Chemical Co.	1,100	41,690
Ecolab, Inc.	2,500	97,475
International Flavors & Fragrances, Inc.	1,200	39,264
Monsanto Co.	8,086	601,113
PPG Industries, Inc.	2,400	105,360
Praxair, Inc.	4,600	326,922
Sigma-Aldrich Corp.	1,800	89,208

		2,154,707

Construction Materials – 0.1%
Vulcan Materials Co.	1,800	77,580

Containers & Packaging – 0.2%
Ball Corp.	1,400	63,224
Bemis Co., Inc	1,500	37,800
Owens-Illinois, Inc. (a)	2,500	70,025
Pactiv Corp. (a)	2,000	43,400
Sealed Air Corp.	2,400	44,280

		258,729

Metals & Mining – 0.9%
AK Steel Holding Corp.	1,600	30,704
Alcoa, Inc.	14,500	149,785
Allegheny Technologies, Inc.	1,500	52,395
Freeport-McMoRan Copper & Gold, Inc.	6,076	304,469
Newmont Mining Corp.	7,300	298,351
Nucor Corp.	4,700	208,821
Titanium Metals Corp.	1,300	11,947
United States Steel Corp.	2,100	75,054

		1,131,526

Paper & Forest Products – 0.2%
International Paper Co.	6,400	96,832
MeadWestvaco Corp.	2,500	41,025
Weyerhaeuser Co.	3,100	94,333

		232,190

TOTAL MATERIALS		3,854,732

TELECOMMUNICATION SERVICES – 3.3%
Diversified Telecommunication Services – 3.0%
AT&T, Inc.	87,578	2,175,437
CenturyTel, Inc.	1,500	46,050
Embarq Corp.	2,151	90,471
Frontier Communications Corp.	4,600	32,844
Qwest Communications International, Inc.	22,000	91,300
Verizon Communications, Inc.	42,200	1,296,806
Windstream Corp.	6,496	54,307

		3,787,215

Wireless Telecommunication Services – 0.3%
American Tower Corp. Class A (a)	5,900	186,027
MetroPCS Communications, Inc. (a)	3,700	49,247
Sprint Nextel Corp. (a)	42,632	205,060

		440,334

TOTAL TELECOMMUNICATION SERVICES		4,227,549

(continued)

Ohio National Fund, Inc.
S&P 500® Index Portfolio (Continued)

Schedule of Investments	June 30, 2009 (Unaudited)

		Fair
Common Stocks – 94.8%	Shares	Value

UTILITIES – 3.9%
Electric Utilities – 2.2%
Allegheny Energy, Inc.	2,500	$64,125
American Electric Power Co., Inc.	7,100	205,119
Duke Energy Corp.	19,136	279,194
Edison International	4,800	151,008
Entergy Corp.	2,900	224,808
Exelon Corp.	9,800	501,858
FirstEnergy Corp.	4,500	174,375
FPL Group, Inc.	6,100	346,846
Northeast Utilities	2,600	58,006
Pepco Holdings, Inc.	3,300	44,352
Pinnacle West Capital Corp.	1,500	45,225
PPL Corp.	5,600	184,576
Progress Energy, Inc.	4,100	155,103
Southern Co. / The	11,600	361,456

		2,796,051

Gas Utilities – 0.1%
EQT Corp.	1,900	66,329
Nicor, Inc.	700	24,234
Questar Corp.	2,600	80,756

		171,319

Independent Power Producers & Energy Traders – 0.2%
AES Corp. / The (a)	9,900	114,939
Constellation Energy Group, Inc.	3,000	79,740
Dynegy Inc. Class A (a)	7,499	17,023

		211,702

Multi-Utilities – 1.4%
Ameren Corp.	3,200	79,648
CenterPoint Energy, Inc.	5,200	57,616
CMS Energy Corp.	3,400	41,072
Consolidated Edison, Inc.	4,100	153,422
Dominion Resources Inc.	8,800	294,096
DTE Energy Co.	2,400	76,800
Integrys Energy Group, Inc.	1,112	33,349
NiSource, Inc.	4,100	47,806
PG&E Corp.	5,500	211,420
Public Service Enterprise Group, Inc.	7,500	244,725
SCANA Corp.	1,800	58,446
Sempra Energy	3,600	178,668
TECO Energy, Inc.	3,200	38,176
Wisconsin Energy Corp.	1,700	69,207
Xcel Energy, Inc.	6,800	125,188

		1,709,639

TOTAL UTILITIES		4,888,711

Total Common Stocks (Cost $143,028,540)		$119,444,944

		Fair
Exchange Traded Funds – 4.4%	Shares	Value

Standard & Poor’s Depositary Receipts® (SPDRs®)	60,425	$5,554,446

Total Exchange Traded Funds (Cost $5,557,962)		$5,554,446

	Face	Fair
Short-Term Notes – 1.6%	Amount	Value

HSBC Finance Corp.
0.060%, 07/01/2009	$1,949,000	$1,949,000

Total Short-Term Notes (Cost $1,949,000)		$1,949,000

Total Investments – 100.8% (Cost $150,535,502) (b)		$126,948,390
Liabilities in Excess of Other Assets – (0.8)%		(950,841)

Net Assets – 100.0%		$125,997,549

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 8 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
S&P 500® Index Portfolio

 Statement of Assets and Liabilities

June 30, 2009 (Unaudited)

Assets:
Investments in securities, at fair value
(Cost $150,535,502)	$126,948,390
Cash	1,138
Receivable for securities sold	98,776
Receivable for fund shares sold	536,887
Dividends and accrued interest receivable	194,029
Prepaid expenses and other assets	710

Total assets	127,779,930

Liabilities:
Payable for securities purchased	1,680,193
Payable for fund shares redeemed	34,386
Payable for investment management services	39,751
Payable for compliance services	399
Accrued custody expense	1,567
Accrued professional fees	6,483
Accrued accounting fees	10,592
Accrued printing and filing fees	9,010

Total liabilities	1,782,381

Net assets	$125,997,549

Net assets consist of:
Par value, $1 per share	$13,005,826
Paid-in capital in excess of par value	164,463,606
Accumulated net realized loss on investments	(29,312,044)
Net unrealized depreciation on investments	(23,587,112)
Undistributed net investment income	1,427,273

Net assets	$125,997,549

Shares outstanding	13,005,826

Authorized Fund shares allocated to Portfolio	20,000,000

Net asset value per share	$9.69

 Statement of Operations

For the Six-Month Period Ended June 30, 2009 (Unaudited)

Investment income:
Interest	$403
Dividends	1,421,598

Total investment income	1,422,001

Expenses:
Management fees	208,006
Custodian fees	11,821
Directors’ fees	5,889
Professional fees	9,292
Accounting fees	32,101
Printing and filing fees	8,590
Compliance expense	2,563
Other	1,511

Total expenses	279,773

Net investment income	1,142,228

Realized/unrealized gain (loss) on investments:
Net realized/unrealized gain (loss) on investments	(921,617)
Change in unrealized appreciation/depreciation on investments	3,811,180

Net realized/unrealized gain (loss) on investments	2,889,563

Change in net assets from operations	$4,031,791

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
S&P 500® Index Portfolio

 Statements of Changes in Net Assets

	Six-Month Period	Year Ended
	Ended June 30, 2009	December 31,
	(Unaudited)	2008

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$1,142,228	$2,645,943
Net realized gain (loss) on investments	(921,617)	(2,389,253)
Change in unrealized appreciation/depreciation on investments	3,811,180	(63,273,864)

Change in net assets from operations	4,031,791	(63,017,174)

Distributions to shareholders:
Distributions from net investment income	—	(2,337,448)

Capital transactions:
Received from shares sold	31,858,169	38,152,445
Received from dividends reinvested	—	2,337,448
Paid for shares redeemed	(16,101,239)	(48,360,668)

Change in net assets from capital transactions	15,756,930	(7,870,775)

Change in net assets	19,788,721	(73,225,397)
Net Assets:
Beginning of period	106,208,828	179,434,225

End of period	$125,997,549	$106,208,828

Undistributed net investment income	$1,427,273	$285,045

 Financial Highlights

	Six-Month Period
	Ended June 30, 2009		Years Ended December 31,
	(Unaudited)		2008	2007	2006	2005

Selected Per-Share Data:
Net asset value, beginning of period	$9.41		$15.36	$14.82	$12.99	$12.56
Operations:
Net investment income	0.08		0.24	0.24	0.22	0.19
Net realized and unrealized gain (loss) on investments
and futures contracts	0.20		(5.98)	0.51	1.77	0.37

Total from operations	0.28		(5.74)	0.75	1.99	0.56

Distributions:
Distributions from net investment income	—		(0.21)	(0.21)	(0.16)	(0.13)

Net asset value, end of period	$9.69		$9.41	$15.36	$14.82	$12.99

Total return	2.98	%(b)	–37.30%	5.06%	15.30%	4.47%
Ratios and supplemental data:
Net assets at end of period (millions)	$126.0		$106.2	$179.4	$182.1	$190.5
Ratios to average net assets:
Expenses	0.53	%(a)	0.48%	0.45%	0.47%	0.47%
Net investment income	2.17	%(a)	1.85%	1.50%	1.45%	1.39%
Portfolio turnover rate	12%		12%	7%	7%	9%

(a)	Annualized.

(b)	Not annualized.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Strategic Value Portfolio

 Objective/Strategy

The Strategic Value Portfolio seeks growth of capital and income by investing primarily in securities of high dividend yielding companies.

 Performance as of June 30, 2009

Average Annual Total Returns:
One year	-19.98%
Five years	-4.55%
Ten years	-2.67%

Past performance does not guarantee future results.  The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the six-month period ended June 30, 2009, the Strategic Value Portfolio returned -6.78% versus -12.54% for the current benchmark, the Dow Jones U.S. Select Dividend Index.

Spring’s run-up in stock prices fizzled in June as investors shifted from relief over avoiding economic Armageddon to debate about the strength and timing of recovery. Economic growth is expected to come grudgingly, much slower than past recoveries. A possibility of a “W” — a dip that could even push us back into recession — still exists. More likely is a spurt of activity akin to the initial move up in a “V” followed by a near leveling — what some refer to as a “square root” recovery because its moves mimic the mathematical sign.

The holdbacks are this: while the money from last February’s $787 billion stimulus package is starting to flow more freely, providing the extra push that should temporarily help lift gross domestic product into positive territory, the economy lacks other main ingredients for robust growth. Most notably, the consumer, as reflected in June’s surprise drop in the Conference Board’s confidence reading, is struggling. Job losses may have slowed but continue at a rate that looks certain to push unemployment above 10%. And wage cuts, pay freezes and shorter work-weeks are the rule for many who have kept their jobs. All of this has household incomes under pressure. Combined with a savings rate that is rising as families try to repair the damage done to their balance sheets, there is not a lot of fuel for what the economy needs most — a consumer that’s ready and willing to spend freely again.

Other key sectors of the economy are weak, as well. While housing shows some signs of bottoming — May and June saw increases in single-family housing starts and pending home sales, and the latest S&P Case-Shiller home-price data show price declines slowing significantly — it’s hard to get too excited when activity is being driven by foreclosure sales and first-time buyers taking advantage of tax credits. As for manufacturing, regional indexes may be hinting at growth and auto plants may be coming back on line this summer. But with consumers exhibiting little inclination to splurge, businesses continuing to hold the line on spending and investment, commercial real estate’s woes worsening and export markets such as China adopting “buy at home” measures, a surge in factory demand seems problematic. Manufacturing’s situation may be “less bad,” but “less bad” isn’t the same as good.

Against this mixed private-sector backdrop, the markets also are wary of pending health-care reform, the latest and biggest of a series of big policy issues that the White House is intent on tackling this year. There isn’t a scenario that doesn’t envision some form of tax increase, an outcome that bodes ill for stocks and one that could waylay recovery. With health reform costs pegged at $1 trillion and up — on top of budget deficits that are anticipated to total more than $3 trillion in this and 2010’s budget years — it’s hard not to worry about what’s to come. Moreover, as they prepare budgets for the next fiscal year that usually starts in July, state and local governments are grappling with record budget deficits, too, with many weighing substantial budget cuts and tax increases that could offset much of the federal stimulus.

We don’t mean to sound as if we don’t welcome recovery. Of course we do, particularly after such a brutal recession. But we can’t overlook all the stumbling blocks on the recovery’s path. And we note that, in this cautionary environment, the guiding principles of our Portfolio — investing in high-quality companies with attractive valuations and resilient earnings coupled with a demonstrated tendency to pay and increase dividends — should serve long-term investors well.

The first quarter of 2009 was a continuation of the ongoing market decline with some positive hope for recovery evident in March. Overall, the quarter continued to be a challenging investment environment characterized by both high volatility and negative performance across much of the broad market. Within the S&P 500 Index, the only sector to post a positive return was Information Technology. We also noted that low quality and low yielding stocks outperformed throughout the quarter and that high beta led the market in March. While the broad market preferred those features that are contrary to our investment style, we continued our focus on valuation, quality, cash flow, earnings, dividend yield and growth in dividend income. With its focused investments in the income segment of the market, the strategy outpaced its benchmark, the Dow Jones U.S. Select Dividend Index.

The second quarter proved to be a period of two distinct investment patterns. We noted that most indexes advanced more than 10% in April as lower quality stocks dominated equity market performance. Conversely, the features we target (low valuations-high yield-high quality-low beta) continued to be out of favor in the marketplace. Thus, we posted a positive total return for the month, did not participate in the bulk of the low quality market rally and lagged the benchmark. Highest returns were focused in sectors that offered little quality opportunity including Financials, Consumer Discretionary, Industrials, and Materials.(1)

(continued)

Ohio National Fund, Inc.
Strategic Value Portfolio (Continued)

Since the end of the low quality rally in late April, investors have reconsidered the attributes we prize, such as low valuations, high yield, low beta and higher quality. As a result, we outperformed the Dow Jones U.S. Select Dividend Index in May and June. Highest returns in the latter half of the quarter were predominantly focused in high quality sectors such as Health Care, Utilities, Consumer Staples and Energy. Investors still liked some of the riskier groups however, such as Financials and Information Technology. While the recent shift in market preference has not been as dramatic, past return patterns indicate that a total return equity portfolio rooted in attractively low valuations and high dividend income and reasonable growth prospects will provide better than market total return over the long term.(1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2009.

 Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Dow Jones U.S. Select Dividend Index is comprised of all dividend-paying companies in the Dow Jones U.S. Index that have a non-negative historical five-year dividend-per-share growth rate, a five-year average dividend to earnings-per-share ratio of less than or equal to 60%, and a three-month average daily trading volume of 200,000 shares. Current index components are included in the universe regardless of their dividend payout ratio. The Dow Jones U.S. Index aims to consistently represent the top 95% of U.S. companies based on float-adjusted market capitalization, excluding the very smallest and least-liquid stocks. The index presented includes the effects of reinvested dividends.

 Portfolio Composition as of June 30, 2009 (1)

% of Net Assets

Common Stocks (3)	96.5
Money Market Funds and
Other Net Assets	3.5

100.0

 Top 10 Portfolio Holdings as of June 30, 2009 (1) (2)

		% of Net Assets

1.	H.J. Heinz Co.	3.2
2.	Kimberly-Clark Corp.	3.1
3.	Progress Energy, Inc.	3.1
4.	GlaxoSmithKline PLC	3.1
5.	ENI SpA	3.0
6.	Kraft Foods, Inc. Class A	3.0
7.	Johnson & Johnson	2.9
8.	Chevron Corp.	2.9
9.	Philip Morris International, Inc.	2.9
10.	Verizon Communications, Inc.	2.9

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets

Consumer Staples	30.0
Telecommunication Services	15.9
Health Care	15.8
Energy	15.4
Utilities	14.7
Consumer Discretionary	2.8
Industrials	1.0
Financials	0.9

96.5

Ohio National Fund, Inc.
Strategic Value Portfolio

Schedule of Investments	June 30, 2009 (Unaudited)

		Fair
Common Stocks – 96.5%	Shares	Value

CONSUMER DISCRETIONARY – 2.8%
Hotels, Restaurants & Leisure – 2.8%
McDonald’s Corp.	7,100	$408,179

TOTAL CONSUMER DISCRETIONARY		408,179

CONSUMER STAPLES – 30.0%
Beverages – 5.7%
Coca-Cola Co. / The	8,015	384,640
Diageo PLC (a)	16,910	242,880
PepsiCo, Inc.	3,470	190,711

		818,231

Food Products – 12.4%
ConAgra Foods, Inc.	7,280	138,757
General Mills, Inc.	3,600	201,672
H.J. Heinz Co.	12,975	463,207
Kellogg Co.	2,940	136,916
Kraft Foods, Inc. Class A	16,775	425,079
Unilever PLC (a)	17,110	402,120

		1,767,751

Household Products – 5.7%
Kimberly-Clark Corp.	8,475	444,344
Procter & Gamble Co. / The	7,360	376,096

		820,440

Tobacco – 6.2%
Altria Group, Inc.	13,220	216,676
Philip Morris International, Inc.	9,385	409,374
Reynolds American, Inc.	6,710	259,140

		885,190

TOTAL CONSUMER STAPLES		4,291,612

ENERGY – 15.4%
Oil, Gas & Consumable Fuels – 15.4%
BP PLC – ADR	6,130	292,279
Chevron Corp.	6,180	409,425
ConocoPhillips	7,205	303,042
ENI SpA (a)	18,225	432,245
Royal Dutch Shell PLC – B Shares (a)	16,095	405,198
Total S.A. (a)	6,620	358,809

TOTAL ENERGY		2,200,998

FINANCIALS – 0.9%
Insurance – 0.9%
Cincinnati Financial Corp.	6,030	134,771

TOTAL FINANCIALS		134,771

HEALTH CARE – 15.8%
Pharmaceuticals – 15.8%
Abbott Laboratories	5,350	251,664
Bristol-Myers Squibb Co.	19,775	401,630
Eli Lilly & Co.	11,200	387,968
GlaxoSmithKline PLC (a)	24,805	438,138
Johnson & Johnson	7,360	418,048
Merck & Co., Inc.	12,920	361,243

TOTAL HEALTH CARE		2,258,691

INDUSTRIALS – 1.0%
Commercial Services & Supplies – 1.0%
Waste Management, Inc.	4,900	137,984

TOTAL INDUSTRIALS		137,984

TELECOMMUNICATION SERVICES – 15.9%
Diversified Telecommunication Services – 13.2%
AT&T, Inc.	14,100	350,244
BCE, Inc. (a)	14,180	292,585
CenturyTel, Inc.	4,425	135,847
Deutsche Telekom AG (a)	21,795	257,673
France Telecom SA (a)	11,545	262,691
Verizon Communications, Inc.	13,320	409,324
Windstream Corp.	21,405	178,946

		1,887,310

Wireless Telecommunication Services – 2.7%
Vodafone Group PLC – ADR	19,770	385,317

TOTAL TELECOMMUNICATION SERVICES		2,272,627

UTILITIES – 14.7%
Electric Utilities – 8.3%
Duke Energy Corp.	26,720	389,845
Progress Energy, Inc.	11,690	442,233
Southern Co. / The	11,260	350,861

		1,182,939

Gas Utilities – 1.8%
AGL Resources, Inc.	8,310	264,258

Multi-Utilities – 4.6%
Dominion Resources Inc.	11,225	375,140
SCANA Corp.	8,575	278,430

		653,570

TOTAL UTILITIES		2,100,767

Total Common Stocks (Cost $16,241,384)		$13,805,629

		Fair
Money Market Funds – 2.6%	Shares	Value

Fidelity Institutional Money Market Funds
Money Market Portfolio – Class I	373,000	$373,000

Total Money Market Funds (Cost $373,000)		$373,000

Total Investments – 99.1% (Cost $16,614,384) (b)		$14,178,629
Other Assets in Excess of Liabilities – 0.9%		125,854

Net Assets – 100.0%		$14,304,483

(continued)

Ohio National Fund, Inc.
Strategic Value Portfolio (Continued)

Schedule of Investments	June 30, 2009 (Unaudited)

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depository Receipts

Footnotes:

(a)	Security traded on a foreign exchange has been subjected to fair value procedures approved by the Fund Board of Directors. These securities represent $3,092,339 or 21.6% of the Portfolio’s net assets. As discussed in Note 2 of the Notes to Financial Statements, not all investments are valued at an estimate of fair value that is different from the local close price. In some instances the independent fair valuation service uses the local close price because the confidence interval associated with holding is below the 75% threshold. The Portfolio’s securities that are not subjected to fair value procedures are traded on exchanges whose local close times are consistent with the 4:00 pm Eastern Time U.S. market close.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 8 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Strategic Value Portfolio

 Statement of Assets and Liabilities

June 30, 2009 (Unaudited)

Assets:
Investments in securities, at fair value (Cost $16,614,384)	$14,178,629
Cash	786
Receivable for fund shares sold	53,813
Dividends and accrued interest receivable	93,253
Prepaid expenses and other assets	90

Total assets	14,326,571

Liabilities:
Payable for fund shares redeemed	1,654
Payable for investment management services	8,675
Payable for compliance services	399
Accrued custody expense	29
Accrued professional fees	5,655
Accrued accounting fees	1,965
Accrued printing and filing fees	1,011
Other accrued expenses	2,700

Total liabilities	22,088

Net assets	$14,304,483

Net assets consist of:
Par value, $1 per share	$1,924,272
Paid-in capital in excess of par value	23,699,646
Accumulated net realized loss on investments	(9,281,505)
Net unrealized appreciation/depreciation on:
Investments	(2,435,755)
Foreign currency related transactions	105
Undistributed net investment income	397,720

Net assets	$14,304,483

Shares outstanding	1,924,272

Authorized Fund shares allocated to Portfolio	10,000,000

Net asset value per share	$7.43

 Statement of Operations

For the Six-Month Period Ended June 30, 2009 (Unaudited)

Investment income:
Interest	$1,744
Dividends (net of withholding tax of $9,891)	367,391

Total investment income	369,135

Expenses:
Management fees	45,812
Directors’ fees	678
Professional fees	6,146
Accounting fees	6,471
Printing and filing fees	952
Compliance expense	2,563
Other	130

Total expenses	62,752

Net investment income	306,383

Realized/unrealized gain (loss) on investments
and foreign currency related transactions:
Net realized gain (loss) on:
Investments	(1,716,304)
Foreign currency related transactions	(13,123)
Change in unrealized appreciation/depreciation on investments and foreign currency related transactions	619,926

Net realized/unrealized gain (loss) on investments and foreign currency related transactions	(1,109,501)

Change in net assets from operations	$(803,118)

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Strategic Value Portfolio

 Statements of Changes in Net Assets

	Six-Month Period	Year Ended
	Ended June 30, 2009	December 31,
	(Unaudited)	2008
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$306,383	$877,920
Net realized gain (loss) on investments and foreign currency related transactions	(1,729,427)	(6,318,616)
Change in unrealized appreciation/depreciation on investments and foreign currency related transactions	619,926	(634,959)

Change in net assets from operations	(803,118)	(6,075,655)

Distributions to shareholders:
Distributions from net investment income	—	(771,804)

Capital transactions:
Received from shares sold	3,779,588	3,545,632
Received from dividends reinvested	—	771,804
Paid for shares redeemed	(2,016,625)	(12,524,636)

Change in net assets from capital transactions	1,762,963	(8,207,200)

Change in net assets	959,845	(15,054,659)
Net Assets:
Beginning of period	13,344,638	28,399,297

End of period	$14,304,483	$13,344,638

Undistributed net investment income	$397,720	$104,460

 Financial Highlights

	Six-Month Period
	Ended June 30, 2009		Years Ended December 31,
	(Unaudited)		2008	2007	2006	2005

Selected Per-Share Data:
Net asset value, beginning of period	$7.97		$11.81	$13.10	$11.36	$10.95
Operations:
Net investment income	0.15		0.56	0.17	0.16	0.15
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	(0.69)		(3.91)	(1.31)	1.70	0.37

Total from operations	(0.54)		(3.35)	(1.14)	1.86	0.52

Distributions:
Distributions from net investment income	—		(0.49)	(0.15)	(0.12)	(0.11)

Net asset value, end of period	$7.43		$7.97	$11.81	$13.10	$11.36

Total return	–6.78	%(b)	–28.27%	–8.74%	16.35%	4.74%
Ratios and supplemental data:
Net assets at end of period (millions)	$14.3		$13.3	$28.4	$34.8	$30.1
Ratios to average net assets:
Expenses	1.03	%(a)	0.96%	0.87%	0.88%	0.92%
Net investment income	5.01	%(a)	4.68%	1.18%	1.38%	1.27%
Portfolio turnover rate	26%		162%	63%	65%	55%

(a)	Annualized.

(b)	Not annualized.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
High Income Bond Portfolio

 Objective/Strategy

The High Income Bond Portfolio seeks high current income by investing primarily in lower rated corporate debt obligations commonly referred to as “junk bonds”. The Portfolio’s investments are generally rated Baa or lower by Moodys, or BBB or lower by Standard & Poor’s or Fitch.

 Performance as of June 30, 2009

Average Annual Total Returns:
One year	-4.20%
Five years	3.66%
Ten years	4.22%

Past performance does not guarantee future results.  The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the six-month period ended June 30, 2009, the High Income Bond Portfolio returned 26.49% versus 30.92% for the current benchmark, the Barclays Capital High Yield 2% Issuer Constrained Index (“BCHY2%ICI”).

The high yield market generated quite remarkable returns in the six-month period ending June 30, 2009 as the market rebounded from the panic induced sell-off of late 2008. The main factor in the high yield market’s substantial absolute and relative returns for the six-month period was the tremendous implied value in high yield bonds at the beginning of the six-month period given the level of yield spreads. For example, on December 31, 2008, the yield spread between the Credit Suisse High Yield Bond Index and U.S. Treasury securities with comparable maturities was 17.06% — well in excess of historical averages and well in excess of the peak levels in prior recessions. This attractive valuation, a second quarter rebound in equity markets and signs that the domestic economy was healing drove high yield bond prices higher. This is illustrated by the substantial decline in yield spreads from the previously mentioned 17.06% on December 31, 2008 to 9.78% on June 30, 2009.

Consistent with the strong rally in high yield, riskier segments of the market faired better in the second quarter reversing a trend of higher quality high yield bonds outperforming. For example, the CCC-rated sector of the BCHY2%ICI returned 48.50% besting the BB and B-rated sectors which returned 25.36% and 25.29% respectively. From a major industry perspective, the financial institutions, retail, entertainment, services and restaurant sectors generated the best returns while the electric utility, media — cable, supermarket, food and beverage, health care, packaging and aerospace/defense sectors underperformed the overall market.

Despite underperforming the benchmark, the Portfolio did outperform its peer group, the Lipper Variable Annuity High Current Yield Fund Average which returned 20.55%. The main reason for the underperformance versus the BCHY2%ICI was poor security selection driven by an underweight in distressed issuers. While the Portfolio was overweight the CCC-rated sector, within the CCC-rated sector the Portfolio held relatively lower yielding securities whereas quasi-distressed higher yielding paper outperformed. This was also true in the BB and B rated quality sectors where the Portfolio generally held lower yielding paper in each ratings designation. Performance also suffered from both an underweight and poor security selection in the Financial Institution sector which expanded rapidly as several large former investment grade issues were downgraded into high yield but performed well given government support. Poor security selection also negatively impacted results in the chemical, gaming, media-non cable, and energy sectors. Given the substantial absolute returns in the six-month period, modest cash holdings negatively impacted returns. Specific high yield issuers held by the Portfolio that substantially underperformed the BCHY2%ICI included: True Temper Sports, Inc., Panolam Industries International, Inc., Aleris International, Inc., Cooper-Standard Automotive, Inc. and R.H. Donnelly Corp.(1)

The Portfolio was positively impacted by strong security selection in the food and beverage and the health care sectors modestly offset by over-weights in these underperforming sectors. The Portfolio also had strong security selection in the media — cable and technology sectors. The Portfolio also benefited by underweight positions in the poor-performing electric utility and paper segments. Specific high yield issuers held by the Portfolio that substantially outperformed the BCHY2%ICI included: Pilgrims Pride Corp., Univision Communications, Inc., XM Satellite Radio Holdings, Inc., Nuveen Investments, Inc. and KAR Holdings, Inc.(1)

The high yield rally to date has been predominantly driven by the extremely “cheap” valuations at the beginning of the year coupled with signs of economy recovery. As we move into the second half of 2009, the “green shoots” of economic recovery need to blossom for high yield out-performance to continue. We continue to search the high yield market using our bottom up driven security selection process to identify attractive risk return opportunities.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2009.

(continued)

Ohio National Fund, Inc.
High Income Bond Portfolio (Continued)

 Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of Portfolio management or trading. Neither the Portfolio nor the index is open to direct investment.

As a result of the integration of the fixed income businesses of Lehman Brothers into Barclays Capital, the benchmark has been renamed from the Lehman Brothers 2% Issuer Constrained High Yield Index to the Barclays Capital High Yield 2% Issuer Constrained Index. The benchmark is the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Bond Index. The Barclays Capital U.S. Corporate High Yield Bond Index is an unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and a least 1 year to maturity. The 2% Issuer Cap component limits an issuer to 2% of the aggregate market capitalization. The index is presented on a total return basis.

 Top 10 Portfolio Holdings as of June 30, 2009 (1) (2)

	% of Net Assets

1.	HCA, Inc. 9.625%, 11/15/2016	1.5
2.	GMAC LLC 6.875%, 09/15/2011	1.5
3.	Intelsat Jackson Holdings Ltd. 11.250%, 06/15/2016	1.1
4.	Biomet, Inc. 11.625%, 10/15/2017	1.0
5.	ARAMARK Corp. 8.500%, 02/01/2015	0.9
6.	Sprint Capital Corp. 6.900%, 05/01/2019	0.9
7.	Visant Holding Corp. 7.625%, 10/01/2012	0.9
8.	Intelsat Intermediate Holding Co. Ltd. 0.000% to 02/01/2010 then 9.500%, 02/01/2015	0.9
9.	MetroPCS Wireless, Inc. 9.250%, 11/01/2014	0.8
10.	Qwest Corp. 8.875%, 03/15/2012	0.7

 Portfolio Composition as of June 30, 2009 (1)

% of Net Assets

Corporate Bonds (3) (4)	89.4
Convertible Bonds (3) (4)	0.5
Preferred Stocks (3)	0.1
Money Market Funds and
Other Net Assets	10.0

100.0

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors (combined):

% of Net Assets

Consumer Discretionary	24.9
Industrials	12.5
Health Care	9.1
Energy	7.9
Materials	7.6
Consumer Staples	6.8
Telecommunication Services	6.2
Financials	5.8
Information Technology	5.8
Utilities	3.4

90.0

(4)	Bond Credit Quality (Standard & Poor’s Ratings) (combined):

% of Total Bonds

BBB	2.1
BB	21.8
B	38.9
CCC	32.4
CC & Below	4.8

100.0

Ohio National Fund, Inc.
High Income Bond Portfolio

Schedule of Investments	June 30, 2009 (Unaudited)

	Face	Fair
Corporate Bonds – 89.4%	Amount	Value

CONSUMER DISCRETIONARY – 24.9%
Auto Components – 0.6%
Cooper-Standard Automotive, Inc. (Acquired 12/16/2004 through 5/15/2008, Cost $214,803) (d)
8.375%, 12/15/2014	$250,000	$16,250
Hawk Corp. 8.750%, 11/01/2014	100,000	99,625
Tenneco, Inc. 8.625%, 11/15/2014	325,000	235,625
United Components, Inc. 9.375%, 06/15/2013	575,000	368,000

		719,500

Automobiles – 0.1%
General Motors Corp. 7.400%, 09/01/2025 (Acquired 12/20/2006 through 4/2/2008, Cost $891,033) (d)	1,100,000	137,500

Distributors – 0.1%
Baker & Taylor, Inc. 11.500%, 07/01/2013 (b)	400,000	114,000

Diversified Consumer Services – 1.5%
Education Management LLC / Education Management Finance Corp. 10.250%, 06/01/2016	775,000	761,438
KAR Holdings, Inc. 10.000%, 05/01/2015	675,000	556,875
Knowledge Learning Corp. 7.750%, 02/01/2015 (b)	425,000	397,375

		1,715,688

Hotels, Restaurants & Leisure – 6.1%
Ameristar Casinos Inc. 9.250%, 06/01/2014 (b)	400,000	410,000
Dave & Busters, Inc. 11.250%, 03/15/2014	250,000	230,000
Fontainebleau Las Vegas Holdings LLC / Fontainebleau Las Vegas Capital Corp. 11.000%, 06/15/2015 (Acquired 05/24/2007 through 5/2/2008, Cost $361,055) (b) (d)	375,000	15,937
Great Canadian Gaming Corp. 7.250%, 02/15/2015 (b)	550,000	486,750
Harrahs Operating Escrow LLC 11.250%, 06/01/2017 (b)	275,000	261,250
Herbst Gaming, Inc. 7.000%, 11/15/2014 (Acquired 11/05/2004 through 01/03/2008, Cost $352,676) (a) (d) (e)	375,000	1,875
Indianapolis Downs LLC & Indiana Downs Capital Corp. 11.000%, 11/01/2012 (b)	675,000	526,500
15.500%, 11/01/2013 (b)	93,859	52,561
Jacobs Entertainment, Inc. 9.750%, 06/15/2014	450,000	375,750
Mandalay Resort Group
9.375%, 02/15/2010	165,000	157,575
MGM Mirage, Inc. 8.500%, 09/15/2010	75,000	68,437
8.375%, 02/01/2011	200,000	161,000
13.000%, 11/15/2013 (b)	75,000	82,500
5.875%, 02/27/2014	700,000	453,250
10.375%, 05/15/2014 (b)	50,000	52,125
7.500%, 06/01/2016	350,000	228,812
11.125%, 11/15/2017 (b)	100,000	106,500
NPC International, Inc. 9.500%, 05/01/2014	550,000	503,250
Penn National Gaming, Inc. 6.750%, 03/01/2015	425,000	388,875
Royal Caribbean Cruises Ltd. 7.000%, 06/15/2013	250,000	219,688
7.250%, 06/15/2016	275,000	218,625
San Pasqual Casino Development Group
8.000%, 09/15/2013 (b)	350,000	285,250
Seminole Hard Rock International Inc. / Seminole Hard Rock International LLC 3.129%, 03/15/2014 (b) (c)	400,000	278,000
Shingle Springs Tribal Gaming Authority
9.375%, 06/15/2015 (b)	450,000	272,250
Tunica-Biloxi Gaming Authority
9.000%, 11/15/2015 (b)	200,000	177,000
Universal City Development Partners, Ltd. / UCDP Finance, Inc. 11.750%, 04/01/2010	250,000	238,750
Universal City Florida Holding Co. I / II
5.778%, 05/01/2010 (c)	525,000	431,813
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. 6.625%, 12/01/2014	500,000	442,500

		7,126,823

Household Durables – 1.5%
Da-Lite Screen Co., Inc. 9.500%, 05/15/2011	150,000	131,812
Jarden Corp. 8.000%, 05/01/2016	225,000	215,437
7.500%, 05/01/2017	725,000	638,000
Norcraft Companies LP / Norcraft Capital Corp. 9.750%, 09/01/2012	150,000	141,000
Sealy Mattress Co. 8.250%, 06/15/2014	575,000	475,813
10.875%, 04/15/2016 (b)	150,000	157,875

		1,759,937

Leisure Equipment & Products – 1.9%
True Temper Sports, Inc. 8.375%, 09/15/2011 (Acquired 3/3/2004 through 2/8/2006, Cost $269,092) (d) (e)	275,000	4,125

(continued)

Ohio National Fund, Inc.
High Income Bond Portfolio (Continued)

Schedule of Investments	June 30, 2009 (Unaudited)

	Face	Fair
Corporate Bonds – 89.4%	Amount	Value

Leisure Equipment & Products (continued)
Visant Holding Corp. 7.625%, 10/01/2012	$1,000,000	$1,002,500
8.750%, 12/01/2013	800,000	790,000
10.250%, 12/01/2013	425,000	423,938

		2,220,563

Media – 10.4%
AAC Group Holding Corp. 10.250%, 10/01/2012 (b)	500,000	365,000
16.750%, 10/01/2012	148,750	40,906
Affinity Group Holding, Inc. 9.000%, 02/15/2012	175,000	119,875
10.875%, 02/15/2012	225,490	91,323
American Achievement Corp. 8.250%, 04/01/2012 (b)	425,000	399,500
CCH II LLC / CCH II Capital Corp. 10.250%, 09/15/2010 (Acquired 11/19/2003 through 09/17/2007, Cost $580,207) (d)	575,000	609,500
CCO Holdings LLC / CCO Holdings Capital
8.750%, 11/15/2013 (Acquired 03/16/2009, Cost $103,237) (d)	125,000	119,375
CSC Holdings, Inc. 8.500%, 04/15/2014 (b)	125,000	124,531
Cinemark, Inc. 8.625%, 06/15/2019 (b)	425,000	421,812
Dex Media West LLC / Dex Media Finance Co. 9.875%, 08/15/2013 (Acquired 8/15/2003 through 7/22/2008, Cost $419,420) (d)	422,000	65,410
Dex Media, Inc. 9.000%, 11/15/2013 (Acquired 11/3/2003 and 2/5/2004, Cost $273,372) (d)	275,000	42,625
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc. 8.375%, 03/15/2013	625,000	629,687
6.375%, 06/15/2015	300,000	279,000
EchoStar DBS Corp. 6.625%, 10/01/2014	650,000	601,250
FoxCo Acquisition Sub. LLC 13.375%, 07/15/2016 (b)	500,000	228,750
Idearc, Inc. 8.000%, 11/15/2016 (Acquired 11/01/2006 through 06/08/2007, Cost $631,081) (d)	625,000	19,531
Intelsat Intermediate Holding Co. Ltd.
0.000% to 02/01/2010 then 9.500%, 02/01/2015	1,100,000	990,000
Intelsat Jackson Holdings Ltd. 11.250%, 06/15/2016	1,275,000	1,306,875
Interpublic Group Cos. Inc. 10.000%, 07/15/2017 (b)	425,000	430,312
Kabel Deutschland GmbH
10.625%, 07/01/2014	550,000	569,937
Lamar Media Corp. 7.250%, 01/01/2013	50,000	47,812
9.750%, 04/01/2014 (b)	50,000	51,938
6.625%, 08/15/2015	750,000	637,500
MediMedia USA, Inc. 11.375%, 11/15/2014 (b)	700,000	423,500
Newport Television LLC / NTV Finance Corp. 13.000%, 03/15/2017 (b)	400,000	34,000
Nexstar Broadcasting, Inc. 7.000%, 01/15/2014 (b)	429,487	124,551
7.000%, 01/15/2014	93,000	34,642
Nielsen Finance LLC / Nielsen Finance Co. 11.625%, 02/01/2014 (b)	450,000	448,875
11.500%, 05/01/2016 (b)	325,000	317,688
0.000% to 08/01/2011 then 12.500%, 08/01/2016	325,000	210,437
Quebecor Media, Inc. 7.750%, 03/15/2016	450,000	410,062
R.H. Donnelley Corp. 6.875%, 01/15/2013 (Acquired 1/13/2006 through 2/28/2007, Cost $357,325) (d)	375,000	21,094
8.875%, 01/15/2016 (Acquired 1/13/2006, Cost $150,000) (d)	150,000	8,438
8.875%, 10/15/2017 (Acquired 9/19/2007 and 10/2/2007, Cost $450,000) (d)	450,000	25,313
Rainbow National Services LLC 10.375%, 09/01/2014 (b)	414,000	431,078
Readers Digest Association, Inc. / The
9.000%, 02/15/2017	725,000	36,250
TruVo Subsidiary Corp. 8.375%, 12/01/2014 (b) (e)	500,000	108,750
Univision Communications Inc. 12.000%, 07/01/2014 (b)	75,000	74,063
9.750%, 03/15/2015 (b)	375,000	220,313
Videotron Ltee
6.375%, 12/15/2015	100,000	90,125
9.125%, 04/15/2018	75,000	76,594
9.125%, 04/15/2018 (b)	75,000	76,594
Virgin Media Finance PLC
9.500%, 08/15/2016	425,000	420,750
XM Satellite Radio Holdings, Inc. 13.000%, 08/01/2014 (b)	350,000	286,563
11.250%, 06/15/2013 (b)	50,000	49,875

		12,122,004

Multiline Retail – 0.9%
Dollar General Corp. 11.875%, 07/15/2017	600,000	651,000
J.C. Penney Corp. Inc. 7.400%, 04/01/2037	125,000	98,899
Macy’s Retail Holdings, Inc. 7.000%, 02/15/2028	100,000	73,507
6.900%, 04/01/2029	125,000	87,920

(continued)

Ohio National Fund, Inc.
High Income Bond Portfolio (Continued)

Schedule of Investments	June 30, 2009 (Unaudited)

	Face	Fair
Corporate Bonds – 89.4%	Amount	Value

Multiline Retail (continued)
6.650%, 07/15/2024	$75,000	$49,769
6.900%, 01/15/2032	50,000	32,870

		993,965

Specialty Retail – 1.4%
Limited Brands, Inc. 8.500%, 06/15/2019 (b)	350,000	335,879
NBC Acquisition Corp. 11.000%, 03/15/2013	350,000	89,250
Nebraska Book Co., Inc. 8.625%, 03/15/2012	675,000	489,375
Penske Auto Group, Inc. 7.750%, 12/15/2016	275,000	223,438
Sally Holdings LLC 10.500%, 11/15/2016	475,000	472,625

		1,610,567

Textiles, Apparel & Luxury Goods – 0.4%
Phillips-Van Heusen Corp. 8.125%, 05/01/2013	325,000	320,938
7.250%, 02/15/2011	150,000	148,500
		469,438

TOTAL CONSUMER DISCRETIONARY		28,989,985

CONSUMER STAPLES – 6.8%
Beverages – 0.4%
Constellation Brands, Inc. 8.375%, 12/15/2014	150,000	151,125
7.250%, 09/01/2016	175,000	162,750
7.250%, 05/15/2017	150,000	139,500

		453,375

Food & Staples Retailing – 1.0%
Couche-Tard U.S. LP / Couche-Tard Finance Corp. 7.500%, 12/15/2013	125,000	122,500
General Nutrition Centers, Inc. 6.404%, 03/15/2014 (c)	775,000	623,875
SUPERVALU, Inc. 8.000%, 05/01/2016	425,000	414,375

		1,160,750

Food Products – 4.4%
ASG Consolidated LLC / ASG Finance, Inc. 11.500%, 11/01/2011	500,000	460,000
B&G Foods, Inc. 8.000%, 10/01/2011	650,000	648,375
12.000%, 10/30/2016 (f)	16,900	103,090
Dean Foods Co. 7.000%, 06/01/2016	550,000	504,625
Del Monte Corp. 8.625%, 12/15/2012	300,000	305,250
M-Foods Holdings Inc. 9.750%, 10/01/2013 (b)	275,000	266,063
Michael Foods, Inc. 8.000%, 11/15/2013	550,000	539,000
Pilgrims Pride Corp. 8.375%, 05/01/2017 (Acquired 05/04/2007 through 07/15/2008, Cost $564,329) (a) (d)	575,000	439,875
Pinnacle Foods Finance LLC / Pinnacle Foods Finance Corp. 9.250%, 04/01/2015	425,000	386,750
10.625%, 04/01/2017	300,000	255,000
Reddy Ice Holdings, Inc. 10.500%, 11/01/2012	550,000	343,750
Smithfield Foods, Inc. 7.750%, 05/15/2013	350,000	288,750
10.000%, 07/15/2014 (b)	100,000	99,250
7.750%, 07/01/2017	325,000	238,062
Tyson Foods, Inc. 10.500%, 03/01/2014 (b)	275,000	299,750

		5,177,590

Household Products – 0.4%
Central Garden and Pet Co. 9.125%, 02/01/2013	475,000	456,594
Solo Cup Company / Solo Cup Operating Corp. 10.500%, 11/01/2013 (b)	75,000	75,563

		532,157

Tobacco – 0.6%
Alliance One International Inc. 10.000%, 07/15/2016 (b)	350,000	333,375
Reynolds American, Inc. 7.750%, 06/01/2018	325,000	313,372

		646,747

TOTAL CONSUMER STAPLES		7,970,619

ENERGY – 7.9%
Energy Equipment & Services – 0.8%
Basic Energy Services, Inc. 7.125%, 04/15/2016	375,000	300,000
CGG-Veritas
7.750%, 05/15/2017	375,000	343,125
9.500%, 05/15/2016 (b)	75,000	75,188
Complete Production Services, Inc. 8.000%, 12/15/2016	225,000	193,500

		911,813

Oil, Gas & Consumable Fuels – 7.1%
Chesapeake Energy Corp. 7.500%, 09/15/2013	325,000	312,812
9.500%, 02/15/2015	325,000	329,063
6.875%, 01/15/2016	250,000	221,875
6.875%, 11/15/2020	425,000	344,250
Forest Oil Corp. 7.250%, 06/15/2019	450,000	405,000
Hilcorp Energy I LP / Hilcorp Finance Co. 7.750%, 11/01/2015 (b)	400,000	340,000
Holly Energy Partners LP 6.250%, 03/01/2015	625,000	542,188

(continued)

Ohio National Fund, Inc.
High Income Bond Portfolio (Continued)

Schedule of Investments	June 30, 2009 (Unaudited)

	Face	Fair
Corporate Bonds – 89.4%	Amount	Value

Oil, Gas & Consumable Fuels (continued)
Inergy LP / Inergy Finance Corp. 6.875%, 12/15/2014	$625,000	$571,875
8.750%, 03/01/2015 (b)	150,000	147,375
Linn Energy LLC 11.750%, 05/15/2017 (b)	200,000	195,500
MarkWest Energy Partners LP / MarkWest Energy Finance
8.750%, 04/15/2018	600,000	522,000
Pacific Energy Partners LP / Pacific Energy Finance Corp. 7.125%, 06/15/2014	100,000	102,461
6.250%, 09/15/2015	100,000	96,039
Petroplus Finance Ltd. 6.750%, 05/01/2014 (b)	200,000	173,000
7.000%, 05/01/2017 (b)	225,000	187,875
Pioneer Natural Resources Co. 6.875%, 05/01/2018	300,000	262,855
Plains Exploration & Production Co. 7.750%, 06/15/2015	450,000	423,000
7.000%, 03/15/2017	125,000	110,000
Range Resources Corp. 7.375%, 07/15/2013	125,000	123,281
6.375%, 03/15/2015	100,000	92,625
7.500%, 05/15/2016	150,000	144,750
Regency Energy Partners LP / Regency Energy Finance Corp. 8.375%, 12/15/2013	475,000	460,750
9.375%, 06/01/2016 (b)	125,000	121,563
SandRidge Energy, Inc. 9.875%, 05/15/2016 (b)	100,000	97,000
8.000%, 06/01/2018 (b)	250,000	215,000
Southern Star Central Corp. 6.750%, 03/01/2016	225,000	201,656
Southwestern Energy Co. 7.500%, 02/01/2018 (b)	150,000	144,750
Tennessee Gas Pipeline Co. 8.000%, 02/01/2016	100,000	105,250
8.375%, 06/15/2032	560,000	611,930
Williams Cos., Inc. / The
7.625%, 07/15/2019	450,000	445,143
7.875%, 09/01/2021	250,000	246,725

		8,297,591

TOTAL ENERGY		9,209,404

FINANCIALS – 5.7%
Capital Markets – 0.5%
Nuveen Investments, Inc. 10.500%, 11/15/2015 (b)	800,000	556,000

Consumer Finance – 3.8%
Ford Motor Credit Co. LLC 9.875%, 08/10/2011	500,000	462,736
7.250%, 10/25/2011	675,000	584,126
3.889%, 01/13/2012 (c)	550,000	426,250
8.000%, 06/01/2014	150,000	121,483
8.000%, 12/15/2016	900,000	688,960
GMAC LLC 6.875%, 09/15/2011 (b)	1,922,000	1,700,970
7.000%, 02/01/2012 (b)	332,000	284,856
8.000%, 11/01/2031 (b)	260,000	184,600

		4,453,981

Real Estate Investment Trusts – 1.2%
Host Hotels & Resorts LP 7.125%, 11/01/2013	200,000	189,000
6.875%, 11/01/2014	250,000	226,250
6.375%, 03/15/2015	175,000	152,250
6.750%, 06/01/2016	100,000	87,250
Ventas Realty LP / Ventas Capital Corp. 7.125%, 06/01/2015	100,000	97,000
6.500%, 06/01/2016	300,000	270,281
6.750%, 04/01/2017	375,000	338,437

		1,360,468

Real Estate Management & Development – 0.2%
HRP Myrtle Beach Operations LLC / HRP Myrtle Beach Capital Corp. 8.584%, 04/01/2012 (Acquired 03/23/2006, Cost $150,000) (b) (c) (d) (e)	275,000	4,125
lcahn Enterprises LP / lcahn Enterprises Finance Corp. 7.125%, 02/15/2013	250,000	226,875

		231,000

TOTAL FINANCIALS		6,601,449

HEALTH CARE – 9.1%
Health Care Equipment & Supplies – 2.5%
Accellent, Inc. 10.500%, 12/01/2013	400,000	341,000
Bausch & Lomb, Inc. 9.875%, 11/01/2015	225,000	216,000
Biomet, Inc. 10.375%, 10/15/2017	75,000	72,937
11.625%, 10/15/2017	1,225,000	1,206,625
Inverness Medical Innovations Inc. 9.000%, 05/15/2016	425,000	412,250
VWR Funding, Inc. 10.250%, 07/15/2015	850,000	675,750

		2,924,562

Health Care Providers & Services – 6.3%
AMR HoldCo, Inc. / EmCare HoldCo, Inc. 10.000%, 02/15/2015	375,000	382,500
CRC Health Corp. 10.750%, 02/01/2016	425,000	286,875
Fresenius US Finance II
9.000%, 07/15/2015 (b)	325,000	340,437
HCA, Inc. 9.250%, 11/15/2016	550,000	543,125
9.625%, 11/15/2016	1,801,516	1,788,005
9.875%, 02/15/2017 (b)	225,000	228,375
7.500%, 11/06/2033	225,000	129,375

(continued)

Ohio National Fund, Inc.
High Income Bond Portfolio (Continued)

Schedule of Investments	June 30, 2009 (Unaudited)

	Face	Fair
Corporate Bonds – 89.4%	Amount	Value

Health Care Providers & Services (continued)
National Mentor Holdings, Inc. 11.250%, 07/01/2014	$475,000	$413,250
Omnicare, Inc. 6.875%, 12/15/2015	450,000	408,375
Psychiatric Solutions, Inc. 7.750%, 07/15/2015 (b)	125,000	115,000
United Surgical Partners International, Inc. 9.250%, 05/01/2017	625,000	512,500
Universal Hospital Services, Inc. 4.635%, 06/01/2015 (c)	150,000	121,500
8.500%, 06/01/2015	325,000	307,937
Vanguard Health Holding Co. I LLC 9.000%, 10/01/2014	425,000	409,063
0.000% to 10/01/2009 then 11.250%, 10/01/2015	150,000	147,000
Viant Holdings, Inc. 10.125%, 07/15/2017 (b)	625,000	493,750
Yankee Acquisition Corp. 8.500%, 02/15/2015	200,000	169,500
9.750%, 02/15/2017	650,000	510,250

		7,306,817

Life Sciences Tools & Services – 0.3%
Bio-Rad Laboratories, Inc. 6.125%, 12/15/2014	275,000	251,625
8.000%, 09/15/2016 (b)	150,000	148,875

		400,500

TOTAL HEALTH CARE		10,631,879

INDUSTRIALS – 12.0%
Aerospace & Defense – 2.1%
Alliant Techsystems, Inc. 6.750%, 04/01/2016	400,000	369,000
Hawker Beechcraft Acquisition Co. LLC / Hawker Beechcraft Notes Co. 9.750%, 04/01/2017	200,000	85,000
L-3 Communications Corp. 6.125%, 07/15/2013	425,000	402,687
6.125%, 01/15/2014	700,000	654,500
5.875%, 01/15/2015	100,000	89,250
6.375%, 10/15/2015	225,000	205,313
Sequa Corporation
11.750%, 12/01/2015 (b)	300,000	174,750
13.500%, 12/01/2015 (b)	171,297	86,505
TransDigm, Inc. 7.750%, 07/15/2014	450,000	429,750

		2,496,755

Air Freight & Logistics – 0.3%
CEVA Group PLC
10.000%, 09/01/2014 (b)	450,000	308,250

Building Products – 0.3%
Nortek, Inc. 10.000%, 12/01/2013	125,000	100,938
8.500%, 09/01/2014	250,000	72,500
Panolam Industries International, Inc. 10.750%, 10/01/2013 (Acquired 5/8/2006 and 4/17/2007, Cost $233,056) (d)	225,000	12,375
Ply Gem Industries, Inc. 11.750%, 06/15/2013	250,000	162,500

		348,313

Commercial Services & Supplies – 4.6%
Allied Waste North America, Inc. 7.125%, 05/15/2016	375,000	377,382
ARAMARK Corp. 4.528%, 02/01/2015 (c)	250,000	204,375
8.500%, 02/01/2015	1,075,000	1,048,125
Browning-Ferris Industries, Inc. 9.250%, 05/01/2021	225,000	235,874
Global Cash Access LLC / Global Cash Finance Corp. 8.750%, 03/15/2012	500,000	465,000
Interface Inc. 11.375%, 11/01/2013 (b)	50,000	52,000
RSC Equipment Rental, Inc. / RSC Holdings III, LLC 9.500%, 12/01/2014	600,000	484,500
10.000%, 07/15/2017 (b)	125,000	124,687
SGS International, Inc. 12.000%, 12/15/2013	700,000	462,000
U.S. Investigations Services, Inc. 10.500%, 11/01/2015 (b)	350,000	287,000
11.750%, 05/01/2016 (b)	425,000	329,375
West Corp. 9.500%, 10/15/2014	775,000	682,000
11.000%, 10/15/2016	750,000	630,000

		5,382,318

Electrical Equipment – 1.6%
Baldor Electric Co. 8.625%, 02/15/2017	225,000	209,250
Belden, Inc. 7.000%, 03/15/2017	450,000	400,500
9.250%, 06/15/2019 (b)	200,000	194,750
General Cable Corp. 3.583%, 04/01/2015 (c)	325,000	264,875
7.125%, 04/01/2017	450,000	410,625
Sensus Metering Systems, Inc. 8.625%, 12/15/2013	350,000	330,750

		1,810,750

Machinery – 1.5%
ALH Finance LLC / ALH Finance Corp. 8.500%, 01/15/2013	500,000	440,000
Esco Corp. 4.504%, 12/15/2013 (b) (c)	75,000	58,969
8.625%, 12/15/2013 (b)	250,000	217,500
Mueller Water Products, Inc. 7.375%, 06/01/2017	250,000	185,625
SPX Corp. 7.625%, 12/15/2014	500,000	485,000

(continued)

Ohio National Fund, Inc.
High Income Bond Portfolio (Continued)

Schedule of Investments	June 30, 2009 (Unaudited)

	Face	Fair
Corporate Bonds – 89.4%	Amount	Value

Machinery (continued)
Valmont Industries, Inc. 6.875%, 05/01/2014	$375,000	$364,687

		1,751,781

Marine – 0.3%
Stena AB
7.500%, 11/01/2013	200,000	169,500
7.000%, 12/01/2016	175,000	139,125

		308,625

Road & Rail – 0.9%
Hertz Corp. 8.875%, 01/01/2014	475,000	439,375
10.500%, 01/01/2016	300,000	268,500
Kansas City Southern Railway Co. 13.000%, 12/15/2013	100,000	110,500
8.000%, 06/01/2015	250,000	233,750

		1,052,125

Trading Companies & Distributors – 0.4%
American Tire Distributors Holdings, Inc. 10.750%, 04/01/2013	175,000	144,156
Interline Brands, Inc. 8.125%, 06/15/2014	400,000	396,000

		540,156

TOTAL INDUSTRIALS		13,999,073

INFORMATION TECHNOLOGY – 5.8%
Computers & Peripherals – 0.4%
Seagate Technology International / Seagate Technology HDD Holdings
10.000%, 05/01/2014 (b)	100,000	103,625
6.800%, 10/01/2016	450,000	388,125

		491,750

Electronic Equipment, Instruments, & Components – 0.1%
Smart Modular Technologies, Inc. 6.708%, 04/01/2012 (c)	114,000	99,750

Internet Software & Services – 0.4%
Terremark Worldwide Inc. 12.000%, 06/15/2017 (b)	450,000	434,250

IT Services – 3.4%
Ceridian Corp. 11.250%, 11/15/2015	550,000	462,687
CompuCom Systems, Inc. 12.500%, 10/01/2015 (b)	600,000	501,750
First Data Corp. 9.875%, 09/24/2015	575,000	411,125
Intergen NV
9.000%, 06/30/2017 (b)	375,000	357,188
iPayment, Inc. 9.750%, 05/15/2014	350,000	190,750
Lender Processing Services, Inc. 8.125%, 07/01/2016	375,000	369,375
SunGard Data Systems, Inc. 9.125%, 08/15/2013	350,000	332,500
10.625%, 05/15/2015 (b)	375,000	369,375
10.250%, 08/15/2015	800,000	743,000
Unisys Corp. 12.500%, 01/15/2016	275,000	163,625

		3,901,375

Office Electronics – 0.1%
Xerox Corp. 7.625%, 06/15/2013	100,000	100,808

Semiconductor & Semiconductor Equipment – 0.3%
Freescale Semiconductor, Inc. 8.875%, 12/15/2014	375,000	191,250
9.125%, 12/15/2014	498,453	186,920

		378,170

Software – 1.1%
Activant Solutions, Inc. 9.500%, 05/01/2016	400,000	311,000
Open Solutions, Inc. 9.750%, 02/01/2015 (b)	375,000	155,625
Serena Software, Inc. 10.375%, 03/15/2016	450,000	360,000
SS&C Technologies, Inc. 11.750%, 12/01/2013	500,000	492,500

		1,319,125

TOTAL INFORMATION TECHNOLOGY		6,725,228

MATERIALS – 7.6%
Chemicals – 2.6%
Airgas, Inc. 7.125%, 10/01/2018 (b)	100,000	94,000
Ashland Inc. 9.125%, 06/01/2017 (b)	100,000	104,250
Chemtura Corp. 6.875%, 06/01/2016 (Acquired 04/19/2006 and 04/11/2007, Cost $346,755) (d) (e)	350,000	255,500
Hexion US Finance Corp. / Hexion Nova Scotia Finance ULC
9.750%, 11/15/2014	375,000	170,625
Invista
9.250%, 05/01/2012 (b)	275,000	260,562
Koppers, Inc. 9.875%, 10/15/2013	200,000	198,000
Koppers Holdings, Inc. 0.000% to 08/01/2011 then 9.875%, 11/15/2014	225,000	203,062
Mosaic Co. / The
7.625%, 12/01/2016 (b)	175,000	177,655
Nalco Finance Holdings LLC / Nalco Finance Holdings, Inc. 9.000%, 02/01/2014	66,000	65,010
Nalco Co. 7.750%, 11/15/2011	35,000	35,175
8.875%, 11/15/2013	750,000	768,750
8.250%, 05/15/2017 (b)	75,000	75,750
Terra Capital, Inc. 7.000%, 02/01/2017	525,000	482,344

(continued)

Ohio National Fund, Inc.
High Income Bond Portfolio (Continued)

Schedule of Investments	June 30, 2009 (Unaudited)

	Face	Fair
Corporate Bonds – 89.4%	Amount	Value

Chemicals (continued)
Union Carbide Corp. 7.875%, 04/01/2023	$100,000	$70,646
7.500%, 06/01/2025	50,000	33,667

		2,994,996

Containers & Packaging – 2.9%
Ball Corp. 6.625%, 03/15/2018	250,000	229,375
Berry Plastic Holdings Corp. 8.875%, 09/15/2014	425,000	360,188
Crown Americas LLC / Crown Americas Capital Corp. 7.750%, 11/15/2015	600,000	589,500
7.625%, 05/15/2017 (b)	75,000	72,750
Graphic Packaging International Corp. 9.500%, 08/15/2013	775,000	744,000
9.500%, 06/15/2017 (b)	100,000	99,000
Owens-Brockway Glass Container, Inc. 8.250%, 05/15/2013	500,000	505,000
7.375%, 05/15/2016 (b)	200,000	195,000
Rock-Tenn Co. 9.250%, 03/15/2016	250,000	255,625
9.250%, 03/15/2016 (b)	200,000	204,500
Russell-Stanley Holdings, Inc. 9.000%, 11/30/2008 (Acquired 11/20/2001 and 05/30/2005, Cost $4,325) (a) (b) (d) (e) (f)	3,643	423
Sealed Air Corp. 7.875%, 06/15/2017 (b)	100,000	99,252

		3,354,613

Metals & Mining – 1.3%
Aleris International, Inc. 9.000%, 12/15/2014 (Acquired 12/13/2006, Cost $175,000) (d)	175,000	2,844
10.000%, 12/15/2016 (Acquired 12/13/2006 and 05/30/2007, Cost $256,970) (d)	250,000	6,562
Compass Minerals International, Inc. 8.000%, 06/01/2019 (b)	150,000	149,438
Freeport-McMoRan Copper & Gold, Inc. 8.375%, 04/01/2017	400,000	403,567
Teck Resources Ltd
9.750%, 05/15/2014 (b)	125,000	129,500
10.250%, 05/15/2016 (b)	600,000	629,272
10.750%, 05/15/2019 (b)	150,000	161,498

		1,482,681

Paper & Forest Products – 0.8%
Clearwater Paper Corp. 10.625%, 06/15/2016 (b)	125,000	128,125
Georgia-Pacific LLC 8.250%, 05/01/2016 (b)	525,000	511,875
NewPage Corp. 10.000%, 05/01/2012	300,000	145,500
12.000%, 05/01/2013	425,000	121,125
Verso Paper Holdings LLC 11.500%, 07/01/2014 (b)	100,000	92,000

		998,625

TOTAL MATERIALS		8,830,915

TELECOMMUNICATION SERVICES – 6.2%
Diversified Telecommunication Services – 0.9%
Qwest Corp. 8.875%, 03/15/2012	800,000	810,000
8.375%, 05/01/2016 (b)	50,000	48,500
Valor Telecommunications Enterprises, LLC / Valor Telecommunications Finance Corp. 7.750%, 02/15/2015	100,000	98,076
Windstream Corp. 8.625%, 08/01/2016	75,000	72,188

		1,028,764

Wireless Telecommunication Services – 5.3%
Centennial Communications Corp. 6.958%, 01/01/2013 (c)	275,000	275,000
10.000%, 01/01/2013	175,000	185,500
8.125%, 02/01/2014	100,000	102,750
CC Holdings GS V LLC / Crown Castle GS III Corp. 7.750%, 05/01/2017 (b)	75,000	73,500
Crown Castle International Corp. 9.000%, 01/15/2015	75,000	76,687
Digicel Group Ltd. 8.875%, 01/15/2015 (b)	325,000	271,375
9.125%, 01/15/2015 (b)	487,000	406,645
Digicel Ltd. 9.250%, 09/01/2012 (b)	275,000	268,125
12.000%, 04/01/2014 (b)	425,000	422,875
MetroPCS Wireless, Inc. 9.250%, 11/01/2014 (b)	125,000	124,375
9.250%, 11/01/2014	925,000	923,844
Nextel Communications, Inc. 7.375%, 08/01/2015	850,000	682,125
Rogers Communications, Inc. 8.000%, 12/15/2012	675,000	698,625
Sprint Capital Corp. 6.900%, 05/01/2019	1,225,000	1,019,812
Sprint Nextel Corp. 6.000%, 12/01/2016	725,000	596,313

		6,127,551

TOTAL TELECOMMUNICATION SERVICES		7,156,315

UTILITIES – 3.4%
Electric Utilities – 1.4%
Edison Mission Energy
7.750%, 06/15/2016	250,000	205,000
7.000%, 05/15/2017	500,000	386,250
NV Energy, Inc. 6.750%, 08/15/2017	425,000	387,103

(continued)

Ohio National Fund, Inc.
High Income Bond Portfolio (Continued)

Schedule of Investments	June 30, 2009 (Unaudited)

	Face	Fair
Corporate Bonds – 89.4%	Amount	Value

Electric Utilities (continued)
Texas Competitive Electric Holdings Co. LLC 10.250%, 11/01/2015	$1,100,000	$690,250

		1,668,603

Gas Utilities – 0.6%
AmeriGas Partners LP 7.250%, 05/20/2015	275,000	259,188
7.125%, 05/20/2016	400,000	368,000

		627,188

Independent Power Producers & Energy Traders – 1.2%
Dynegy Holdings, Inc. 7.750%, 06/01/2019	675,000	529,031
Energy Future Competitive Holdings Co. 10.875%, 11/01/2017	100,000	73,500
NRG Energy, Inc. 7.250%, 02/01/2014	375,000	364,688
7.375%, 02/01/2016	300,000	284,625
7.375%, 01/15/2017	200,000	189,000

		1,440,844

Multi-Utilities – 0.2%
FPL Energy National Wind Portfolio
6.125%, 03/25/2019 (b)	267,971	261,012
Teco Finance, Inc. 6.750%, 05/01/2015	50,000	48,226

		309,238

TOTAL UTILITIES		4,045,873

Total Corporate Bonds (Cost $119,289,050)		$104,160,740

	Face	Fair
Convertible Bonds – 0.5%	Amount	Value

INDUSTRIALS – 0.5%
Professional Services – 0.5%
School Specialty, Inc. 3.750%, 08/01/2023	$550,000	$521,125

Total Convertible Bonds (Cost $449,545)		$521,125

		Fair
Preferred Stocks – 0.1%	Shares	Value

FINANCIALS – 0.1%
Consumer Finance – 0.1%
Preferred Blocker, Inc. 9.000%, cumulative (b)	346	$148,823

Total Preferred Stocks (Cost $0)		$148,823

		Fair
Common Stocks – 0.0%	Shares	Value

CONSUMER DISCRETIONARY – 0.0%
Media – 0.0%
Virgin Media, Inc.	507	$4,741

Total Common Stocks (Cost $3,640)		$4,741

		Fair
Warrants – 0.0%	Contracts	Value

CONSUMER DISCRETIONARY – 0.0%
Media – 0.0%
Sirius XM Radio, Inc.
Expiration: March 2010, Exercise Price: $9.83 (a)	50	$24

Total Warrants (Cost $0)		$24

		Fair
Money Market Funds – 1.3%	Shares	Value

Fidelity Institutional Money Market Funds Money Market Portfolio – Class I	1,493,000	$1,493,000

Total Money Market Funds (Cost $1,493,000)		$1,493,000

Total Investments – 91.3% (Cost $121,235,235) (g)		$106,328,453
Other Assets in Excess of Liabilities – 8.7%		10,105,564

Net Assets – 100.0%		$116,434,017

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Non-income producing security.

(b)	Security exempt from registration under Regulation D of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers. At June 30, 2009, the value of these securities totaled $24,423,364 or 20.9% of the Portfolio’s net assets. Unless otherwise noted by (e) below, these securities were deemed liquid pursuant to procedures approved by the Board of Directors.

(c)	Security is a variable rate instrument in which the coupon rate is adjusted quarterly or semi-annually in concert with U.S. LIBOR. Interest rates stated are those in effect at June 30, 2009.

(d)	Represents a security that is in default. Unless otherwise noted by (e) below, these securities were deemed liquid persuant to procedures approved by the Board of Directors.

(e)	Represents a security deemed to be illiquid. At June 30, 2009, the value of illiquid securities in the Portfolio totaled $374,798 or 0.3% of the Portfolio’s net assets.

(f)	Market quotations for these investments were not readily available at June 30, 2009. As discussed in Note 2 of the Notes to Financial Statements, prices for theses issues were derived from estimates of fair market value using Board approved pricing policies or other methods determined in good faith by the Fund’s Pricing Committee under the supervision of the Board. At June 30, 2009, the value of these securities totaled $103,513 or 0.1% of the Portfolio’s net assets.

(g)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 8 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
High Income Bond Portfolio

 Statement of Assets and Liabilities

June 30, 2009 (Unaudited)

Assets:
Investments in securities, at fair value (Cost $121,235,235)	$106,328,453
Cash	11,272
Receivable for securities sold	80,583
Receivable for fund shares sold	9,525,355
Dividends and accrued interest receivable	2,266,470
Prepaid expenses and other assets	28

Total assets	118,212,161

Liabilities:
Payable for securities purchased	986,904
Payable for fund shares redeemed	700,613
Payable for investment management services	63,277
Payable for compliance services	399
Accrued custody expense	436
Accrued professional fees	6,326
Accrued accounting fees	12,801
Accrued printing and filing fees	7,388

Total liabilities	1,778,144

Net assets	$116,434,017

Net assets consist of:
Par value, $1 per share	$12,772,802
Paid-in capital in excess of par value	111,178,383
Accumulated net realized loss on investments	(4,157,464)
Net unrealized depreciation on investments	(14,906,782)
Undistributed net investment income	11,547,078

Net assets	$116,434,017

Shares outstanding	12,772,802

Authorized Fund shares allocated to Portfolio	15,000,000

Net asset value per share	$9.12

 Statement of Operations

For the Six-Month Period Ended June 30, 2009 (Unaudited)

Investment income:
Interest	$4,743,718
Dividends	9,431

Total investment income	4,753,149

Expenses:
Management fees	315,914
Custodian fees	3,244
Directors’ fees	5,003
Professional fees	8,623
Accounting fees	36,846
Printing and filing fees	7,962
Compliance expense	2,563
Other	98

Total expenses	380,253

Net investment income	4,372,896

Realized/unrealized gain (loss) on investments:
Net realized gain (loss) on investments	(1,163,733)
Change in unrealized appreciation/depreciation on investments	17,026,494

Net realized/unrealized gain (loss) on investments	15,862,761

Change in net assets from operations	20,235,657

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
High Income Bond Portfolio

 Statements of Changes in Net Assets

	Six-Month Period	Year Ended
	Ended June 30, 2009	December 31,
	(Unaudited)	2008

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$4,372,896	$7,174,182
Net realized gain (loss) on investments	(1,163,733)	(516,850)
Change in unrealized appreciation/depreciation on investments	17,026,494	(29,655,248)

Change in net assets from operations	20,235,657	(22,997,916)

Capital transactions:
Received from shares sold	44,668,800	46,469,522
Paid for shares redeemed	(19,813,874)	(41,091,673)

Change in net assets from capital transactions	24,854,926	5,377,849

Change in net assets	45,090,583	(17,620,067)
Net Assets:
Beginning of period	71,343,434	88,963,501

End of period	$116,434,017	$71,343,434

Undistributed net investment income	$11,547,078	$7,174,182

 Financial Highlights

	Six-Month Period
	Ended June 30, 2009		Years Ended December 31,
	(Unaudited)		2008	2007	2006	2005

Selected Per-Share Data:
Net asset value, beginning of period	$7.21		$9.68	$9.35	$8.49	$8.65
Operations:
Net investment income	0.18		0.68	0.59	0.47	0.60 (c)
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	1.73		(3.15)	(0.26)	0.39	(0.34)

Total from operations	1.91		(2.47)	0.33	0.86	0.26

Distributions:
Distributions from net investment income	—		—	—	—	(0.42)

Net asset value, end of period	$9.12		$7.21	$9.68	$9.35	$8.49

Total return	26.49	%(b)	–25.52%	3.53%	10.13%	2.99%
Ratios and supplemental data:
Net assets at end of period (millions)	$116.4		$71.3	$89.0	$74.3	$54.0
Ratios to average net assets:
Expenses	0.89	%(a)	0.88%	0.87%	0.91%	0.97%
Net investment income	10.28	%(a)	8.77%	7.05%	7.12%	6.89%
Portfolio turnover rate	6%		18%	32%	32%	36%

(a)	Annualized.

(b)	Not annualized.

(c) Calculated using the average daily shares method.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Capital Growth Portfolio

 Objective/Strategy

The Capital Growth Portfolio seeks long-term capital appreciation by investing in and actively managing equity securities of small-cap growth companies.

 Performance as of June 30, 2008

Average Annual Total Returns:
One year	-26.76%
Five years	0.94%
Ten years	-0.14%

Past performance does not guarantee future results.  The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the six-month period ended June 30, 2009, the Capital Growth Portfolio returned 8.40% versus 11.36% for the current benchmark, the Russell 2000 Growth Index.

The Portfolio underperformed the strong benchmark performance during the first half of 2009. The Portfolio struggled to keep pace with the benchmark in April due to our more defensive positioning but relative performance improved in May and June when the low-quality rally sputtered. Sixty-eight percent of small-cap growth managers trailed the benchmark performance in the second quarter and less than half are ahead for the year, according to Merrill Lynch research. For the first half of the year, the Portfolio outperformed in Energy and Consumer Staples due to strong stock selection. Information Technology, Health Care and Financials underperformed. The Portfolio failed to keep up with the strong benchmark performance in Information Technology. Health Care underperformed due in part to Thoratec Corp., a medical-device company that traded down during the quarter. In Financials, we selected investments that we expected would be recession-resistant (i.e., companies with strong balance sheets and no exposure to subprime investments) but the sector saw very strong performance from smaller, beaten-down stocks that did not look good to us given our bias toward companies with better fundamentals.(1)

Strongest stocks for the year are American Medical Systems Holdings, Inc., Macrovision Solutions Corp., Huntsman Corp., TIBCO Software, Inc. and Compellent Technologies, Inc. Medical-device company American Medical Systems Holdings, Inc. traded sharply higher after announcing a great quarter and raising earnings guidance. We remain optimistic about the company because we believe it will continue to show strong earnings leverage and make strides with the LaserScope acquisition. Macrovision Solutions Corp., a provider of solutions that enable digital-product protection, traded up during the quarter despite the challenging macroeconomic conditions. We remain optimistic about strong trends in the company’s core business plus new-product opportunities that make Macrovision Solutions Corp. uniquely positioned for growth despite the economic downturn headwind. Chemical manufacturer Huntsman Corp. appreciated in anticipation of a favorable lawsuit settlement. Conclusion of the lawsuit means the company now has a significant amount of cash and we believe it is well positioned to prosper from its strong competitive position once the economy recovers. TIBCO Software, Inc., provides enterprise integration software that allows disparate computer systems to interact, traded up after the company announced better-than-expected earnings and revenues for the quarter. We continue to hold the stock as we believe that the company’s core software offering is well-positioned to benefit from the accelerating shift toward services-oriented architectures and its management suggested the company is seeing positive trends return to the marketplace. Compellent Technologies, Inc. provides cheap storage systems and the stock appreciated on indications of increased demand. We remain optimistic about the company as it serves a market where data is growing exponentially, independent of the economy.(1)

Laggards for the year include EMS Technologies, Inc., Thoratec Corp., Texas Industries, Inc., Corrections Corp. of America and Cliffs Natural Resources Inc. After running up in the fourth quarter, EMS Technologies, Inc., a developer of communications products for the commercial space, defense, and wireless markets, traded down during the first quarter due to a slight disappointment in fourth-quarter results. We continue to hold the stock as we believe it is an attractive growth company with potential for strong organic growth and margin expansion. Prior winner Thoratec Corp. traded down during the quarter due to its announcement of a dilutive, yet highly strategic, acquisition of HeartWave. The decline had a particularly strong effect overall due to the stock’s heavy weight within the Portfolio. We continue to hold the stock, however, because we believe the company is well-positioned for long-term growth and that the acquisition helps solidify Thoratec Corp.’s position within the industry. We sold Texas Industries, Inc., a cement producer, during the first quarter as we became concerned about the continued construction downturn and did not feel that the stimulus bill would benefit the industry as much as originally anticipated. Despite strong fourth-quarter 2008 earnings, Corrections Corp. of America, owns, operates and manages prisons and other correctional facilities, offered a sobering outlook for 2009. We sold the stock. We also sold Cliffs Natural Resources Inc., a producer of iron ore. The company reported better-than-expected fourth-quarter earnings but concerns about muted growth expectations due to an increased 2009 cost outlook pressured the stock.(1)

The market rally that began in early March led to a strong second quarter. Currently, the market appears to be digesting the strong upward move; so, while equity markets may take a breather over the summer, at some point we expect the upward move to accelerate once again. We believe year-over-year economic comparisons should turn positive in October as the economy hits the anniversary of its sharp decline. We expect a tepid economic recovery in 2010 — fueled by the federal stimulus program, growth in Asian markets and easy year-over-year

(continued)

Ohio National Fund, Inc.
Capital Growth Portfolio (Continued)

comparisons — with real gross domestic product (GDP) growth of 3 percent to 4 percent. Such growth could lead to S&P earnings growth in excess of 15 percent. Equity markets should be robust under such a scenario and led by a continued rebound in the industrial sector.

The outlook for energy prices remains mixed. On the positive side, the combination of a weak U.S. dollar, a resurgent Chinese economy and a disciplined Organization of the Petroleum Exporting Countries (OPEC) should provide continued support for oil prices. However, record inventory levels of both coal and natural gas in the United States, coupled with weak industrial demand, suggests that near-term prices for these commodities will likely remain depressed for a while. In light of this muted outlook for natural gas, we continue to favor energy companies with exposure to the oil markets (e.g., Lufkin Industries, Inc.).(1)

Our positive outlook for the Materials sector is predicated on continued strength in the stimulus-driven Chinese economy and the expected impact of the U.S. stimulus in late 2009/early 2010. We maintain a constructive view on the agricultural cycle as crop yields will likely fall short this year as farmers severely cut back fertilizer applications. As such, we continue to hold fertilizer producer Terra Industries, Inc., which benefits from low natural-gas prices.(1)

The Industrials sector turned in a strong performance in the second quarter and appears poised for further gains as many segments of the economy have stabilized and will likely show at least modest growth from severely depressed levels. The economic downturn was exacerbated by a dramatic reduction in inventories as companies across many industries cautiously slashed stockpiles in the face of a highly uncertain demand. The Institute for Supply Management Index (the barometer of the industrial sector) has shown three consecutive months of improvement with the most recent data showing positive growth in new orders, which should bode well for future activity. Against this backdrop, we favor companies that have exposure to “early cyclical” industries. Steel inventories at distributors are at multi-decade low; consequently, a restocking cycle appears to be gaining momentum as mill-utilization rates have begun to improve and announced price increases have been accepted by the marketplace. We recently purchased shares of GrafTech International Ltd. to increase our exposure to the recovery in the steel sector.(1)

The battle for healthcare reform is on. There is little question that healthcare reform will happen in 2009; the only question is the magnitude of the reform. We expect a great deal of volatility through the fourth quarter as healthcare stocks react to the back and forth in Washington as the final healthcare-reform package takes shape. The reform will focus on balancing increased access to care, maintaining quality and, most importantly, reducing costs that are choking the government and corporations alike. We have focused on companies and industries (e.g., healthcare information technology) that we believe should benefit no matter what happens in Washington. We have exposure to healthcare information technology through our investments in Eclipsys Corp., MedAssets, Inc. and Quality Systems, Inc.(1)

Financial stocks are well into the credit issues associated with the collapse of the residential housing market. The next looming credit problem, in our view, lies in commercial real estate. Government intervention within the financial services industry is likely to increase as are capital and regulatory burdens. Consequently, we remain conservatively positioned.(1)

In the Information Technology sector, we believe fundamentals are stabilizing, albeit at a low level. At the same time, valuations have risen significantly with investors pricing in a strong recovery in the second half. The extent of the recovery in late 2009 may disappoint but investors will increasingly look to 2010 earnings power to gauge where these stocks should trade; further, we note that the year-over-year comparisons in earnings in 2010 will provide relatively low hurdles for companies to show growth. The second quarter saw most stocks simply rise in tandem; however, the third quarter is likely to be more of a stock-picker’s market, whereby company-specific growth drivers and valuations will become much more important. We will continue to add cyclical names opportunistically but we feel that we currently are well positioned in the Portfolio, holding high-quality companies with strong earnings growth potential. One such company is DTS, Inc., which should benefit from holiday sales of Blu-Ray DVD players, as well as from potential new agreements with chipmakers to incorporate the company’s surround-sound audio technology.(1)

We finished the quarter with a small overweight position in Consumer Discretionary, which reflects a strong overweight in the gaming space as well as our strong stock selections in the second quarter. We remain positive on gaming outside of Las Vegas but we do intend to trim our sharp gaming overweight. We believe there is still overcapacity in the retail space and, as the consumer continues to “deleverage,” retailers will struggle again this holiday season. On the other hand, the restaurant industry has seen a sharp contraction in capacity and should continue the positive momentum of the second quarter.(1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2009.

(continued)

Ohio National Fund, Inc.
Capital Growth Portfolio (Continued)

 Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 2000 Growth Index is a market-weighted total return index that measures the performance of companies within the Russell 2000 Index having higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index includes the 2000 firms from the Russell 3000 Index with the smallest market capitalizations. The Russell 3000 Index represents 98% of the investable U.S. equity market. The index presented herein includes the effects of reinvested dividends.

 Portfolio Composition as of June 30, 2009 (1)

% of Net Assets
Common Stocks (3)	99.5
Money Market Funds
Less Net Liabilities	0.5

100.0

 Top 10 Portfolio Holdings as of June 30, 2009 (1) (2)

	% of Net Assets

1.	Thoratec Corp.	3.5
2.	American Medical Systems Holdings, Inc.	3.2
3.	Bally Technologies, Inc.	2.9
4.	Cash America International, Inc.	2.5
5.	Compellent Technologies, Inc.	2.4
6.	True Religion Apparel, Inc.	2.3
7.	Eclipsys Corp.	2.3
8.	Universal Electronics, Inc.	2.2
9.	ICON PLC – ADR	2.2
10.	EMS Technologies, Inc.	2.2

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets
Health Care	26.6
Information Technology	24.5
Consumer Discretionary	18.1
Industrials	14.8
Financials	6.9
Materials	3.5
Energy	3.5
Consumer Staples	1.6

99.5

Ohio National Fund, Inc.
Capital Growth Portfolio

Schedule of Investments	June 30, 2009 (Unaudited)

		Fair
Common Stocks – 99.5%	Shares	Value

CONSUMER DISCRETIONARY – 18.1%
Diversified Consumer Services – 2.0%
Coinstar, Inc. (a)	11,001	$293,727
Sotheby’s	22,930	323,542

		617,269

Hotels, Restaurants & Leisure – 8.3%
Bally Technologies, Inc. (a)	30,134	901,609
BJ’s Restaurants, Inc. (a)	34,410	580,497
Penn National Gaming, Inc. (a)	8,170	237,829
Shuffle Master, Inc. (a)	79,045	522,487
WMS Industries, Inc. (a)	9,410	296,509

		2,538,931

Household Durables – 2.2%
Universal Electronics, Inc. (a)	33,666	679,043

Internet & Catalog Retail – 1.2%
NetFlix, Inc. (a)	8,670	358,418

Specialty Retail – 2.1%
Genesco, Inc. (a)	34,156	641,108

Textiles, Apparel & Luxury Goods – 2.3%
True Religion Apparel, Inc. (a)	31,251	696,898

TOTAL CONSUMER DISCRETIONARY		5,531,667

CONSUMER STAPLES – 1.6%
Personal Products – 1.6%
Herbalife Ltd.	16,015	505,113

TOTAL CONSUMER STAPLES		505,113

ENERGY – 3.5%
Energy Equipment & Services – 3.5%
Lufkin Industries, Inc.	13,865	583,023
OYO Geospace Corp. (a)	18,715	480,227

TOTAL ENERGY		1,063,250

FINANCIALS – 6.9%
Capital Markets – 2.3%
Duff & Phelps Corp. Class A	18,135	322,440
Investment Technology Group, Inc. (a)	19,770	403,110

		725,550

Commercial Banks – 1.2%
First Commonwealth Financial Corp.	27,510	174,414
UMB Financial Corp.	5,200	197,652

		372,066

Consumer Finance – 2.6%
Cash America International, Inc.	33,280	778,419

Real Estate Investment Trusts – 0.8%
Redwood Trust, Inc.	16,711	246,654

TOTAL FINANCIALS		2,122,689

HEALTH CARE – 26.6%
Biotechnology – 3.1%
BioMarin Pharmaceutical, Inc. (a)	26,145	408,124
Cubist Pharmaceuticals, Inc. (a)	14,445	264,777
Onyx Pharmaceuticals, Inc. (a)	9,405	265,785

		938,686

Health Care Equipment & Supplies – 7.8%
American Medical Systems Holdings, Inc. (a)	61,670	974,386
Cutera, Inc. (a)	34,190	294,718
Hansen Medical, Inc. (a)	7,185	35,494
Thoratec Corp. (a)	40,340	1,080,305

		2,384,903

Health Care Providers & Services – 5.5%
Amedisys, Inc. (a)	9,095	300,317
Centene Corp. (a)	25,030	500,099
Genoptix, Inc. (a)	13,020	416,510
Lincare Holdings, Inc. (a)	19,195	451,466

		1,668,392

Health Care Technology – 6.1%
Eclipsys Corp. (a)	39,162	696,300
MedAssets, Inc. (a)	20,611	400,884
Quality Systems, Inc.	10,360	590,106
Vital Images, Inc. (a)	16,815	190,850

		1,878,140

Life Sciences Tools & Services – 3.1%
Bio-Rad Laboratories, Inc. (a)	3,805	287,201
ICON PLC – ADR (a)	31,038	669,800

		957,001

Pharmaceuticals – 1.0%
Perrigo Co.	11,275	313,220

TOTAL HEALTH CARE		8,140,342

INDUSTRIALS – 14.8%
Aerospace & Defense – 0.9%
Hexcel Corp. (a)	29,060	276,942

Commercial Services & Supplies – 5.1%
GEO Group, Inc. / The (a)	33,885	629,584
Ritchie Bros. Auctioneers, Inc.	19,945	467,710
Waste Connections, Inc. (a)	18,108	469,178

		1,566,472

Construction & Engineering – 1.8%
Northwest Pipe Co. (a)	15,545	540,344

Electrical Equipment – 2.1%
GrafTech International Ltd. (a)	27,970	316,341
Regal-Beloit Corp.	7,911	314,225

		630,566

Professional Services – 3.2%
FTI Consulting, Inc. (a)	13,070	662,911
Monster Worldwide, Inc. (a)	26,535	313,378

		976,289

Road & Rail – 1.7%
Landstar System, Inc.	14,865	533,802

TOTAL INDUSTRIALS		4,524,415

INFORMATION TECHNOLOGY – 24.5%
Communications Equipment – 2.2%
EMS Technologies, Inc. (a)	31,815	664,934

(continued)

Ohio National Fund, Inc.
Capital Growth Portfolio (Continued)

Schedule of Investments	June 30, 2009 (Unaudited)

		Fair
Common Stocks – 99.5%	Shares	Value

Computers & Peripherals – 3.4%
Compellent Technologies, Inc. (a)	48,540	$740,235
Netezza Corp. (a)	35,345	294,070

		1,034,305

Electronic Equipment, Instruments & Components – 3.8%
Coherent, Inc. (a)	28,615	591,758
DTS, Inc. (a)	21,156	572,693

		1,164,451

Internet Software & Services – 1.0%
LogMeIn, Inc. (a)	205	3,280
Omniture, Inc. (a)	23,495	295,097

		298,377

Semiconductors & Semiconductor Equipment – 5.5%
Advanced Energy Industries, Inc. (a)	15,230	136,918
ON Semiconductor Corp. (a)	92,665	635,682
Teradyne, Inc. (a)	44,465	305,030
Varian Semiconductor Equipment Associates, Inc. (a)	25,865	620,501

		1,698,131

Software – 8.6%
ANSYS, Inc. (a)	19,695	613,696
Informatica Corp. (a)	21,915	376,719
Macrovision Solutions Corp. (a)	30,255	659,862
Novell, Inc. (a)	76,995	348,787
Radiant Systems, Inc. (a)	10,480	86,984
TIBCO Software, Inc. (a)	78,746	564,609

		2,650,657

TOTAL INFORMATION TECHNOLOGY		7,510,855

MATERIALS – 3.5%
Chemicals – 3.5%
Huntsman Corp.	113,050	568,642
Terra Industries, Inc.	20,815	504,139

TOTAL MATERIALS		1,072,781

Total Common Stocks (Cost $30,151,549)		$30,471,112

	Underlying	Fair
Warrants – 0.0%	Shares	Value

INFORMATION TECHNOLOGY – 0.0%
Communications Equipment – 0.0%
Lantronix, Inc.
Expiration: February, 2011, Exercise Price: $1.00 (a)(b)	305	$—

Total Warrants (Cost $0)		$—

		Fair
Money Market Funds – 1.4%	Shares	Value

Fidelity Institutional Money Market Funds Money Market Portfolio – Class I	437,000	$437,000

Total Money Market Funds (Cost $437,000)		$437,000

Total Investments – 100.9% (Cost $30,588,549) (c)		$30,908,112
Liabilities in Excess of Other Assets – (0.9)%		(272,064)

Net Assets – 100.0%		$30,636,048

Percentages are stated as a percent of net assets.

Abbreviations:

  ADR: American Depository Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Market quotations for these investments were not readily available at June 30, 2009. As discussed in Note 2 of the Notes to Financial Statements, prices for these issues were derived from estimates of fair market value using methods determined in good faith by the Fund’s Pricing Committee under the supervision of the Board. At June 30, 2009 the value of these securities totaled $0 or 0.0% of the Portfolio’s net assets.

(c)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 8 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Capital Growth Portfolio

 Statement of Assets and Liabilities

June 30, 2009 (Unaudited)

Assets:
Investments in securities, at fair value (Cost $30,588,549)	$30,908,112
Cash	231
Receivable for fund shares sold	30,580
Dividends and accrued interest receivable	9,813
Prepaid expenses and other assets	187

Total assets	30,948,923

Liabilities:
Payable for securities purchased	233,709
Payable for fund shares redeemed	45,586
Payable for investment management services	22,311
Payable for compliance services	399
Accrued custody expense	373
Accrued professional fees	5,661
Accrued accounting fees	2,640
Accrued printing and filing fees	2,196

Total liabilities	312,875

Net assets	$30,636,048

Net assets consist of:
Par value, $1 per share	$1,884,149
Paid-in capital in excess of par value	46,606,791
Accumulated net realized loss on investments	(18,107,210)
Net unrealized appreciation on investments	319,563
Accumulated net investment loss	(67,245)

Net assets	$30,636,048

Shares outstanding	1,884,149

Authorized Fund shares allocated to Portfolio	10,000,000

Net asset value per share	$16.26

 Statement of Operations

For the Six-Month Period Ended June 30, 2009 (Unaudited)

Investment income:
Interest	$2,131
Dividends (Net of withholding tax of $361)	72,223

Total investment income	74,354

Expenses:
Management fees	118,074
Custodian fees	2,488
Directors’ fees	1,462
Professional fees	6,495
Accounting fees	7,964
Printing and filing fees	2,161
Compliance expense	2,563
Other	392

Total expenses	141,599

Net investment loss	(67,245)

Realized/unrealized gain (loss) on investments:
Net realized gain (loss) on investments	(2,784,344)
Change in unrealized appreciation/depreciation
on investments	5,077,503

Net realized/unrealized gain (loss) on investments	2,293,159

Change in net assets from operations	$2,225,914

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Capital Growth Portfolio

 Statements of Changes in Net Assets

	Six-Month Period	Year Ended
	Ended June 30, 2009	December 31,
	(Unaudited)	2008

Increase (Decrease) in Net Assets:
Operations:
Net investment loss	$(67,245)	$(222,826)
Net realized gain (loss) on investments	(2,784,344)	(3,527,322)
Change in unrealized appreciation/depreciation on investments	5,077,503	(10,934,251)

Change in net assets from operations	2,225,914	(14,684,399)

Capital transactions:
Received from shares sold	5,964,568	15,704,298
Paid for shares redeemed	(4,638,393)	(12,143,882)

Change in net assets from capital transactions	1,326,175	3,560,416

Change in net assets	3,552,089	(11,123,983)
Net Assets:
Beginning of period	27,083,959	38,207,942

End of period	$30,636,048	$27,083,959

Accumulated net investment loss	$(67,245)	$—

 Financial Highlights

	Six-Month Period
	Ended June 30, 2009		Years Ended December 31,
	(Unaudited)		2008	2007	2006	2005

Selected Per-Share Data:
Net asset value, beginning of period	$15.00		$23.57	$21.19	$17.64	$17.19
Operations:
Net investment loss	(0.04)		(0.12)	(0.16)	(0.16)	(0.14)
Net realized and unrealized gain (loss) on investments	1.30		(8.45)	2.54	3.71	0.59

Total from operations	1.26		(8.57)	2.38	3.55	0.45

Net asset value, end of period	$16.26		$15.00	$23.57	$21.19	$17.64

Total return	8.40	%(b)	–36.36%	11.23%	20.12%	2.62%
Ratios and supplemental data:
Net assets at end of period (millions)	$30.6		$27.1	$38.2	$32.9	$28.2
Ratios to average net assets:
Expenses	1.08	%(a)	1.04%	1.02%	1.03%	1.03%
Net investment loss	–0.51	%(a)	–0.66%	–0.70%	–0.81%	–0.78%
Portfolio turnover rate	44%		63%	63%	69%	52%

(a)	Annualized.

(b)	Not annualized.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Nasdaq-100® Index Portfolio

 Objective/Strategy

The Nasdaq-100® Index Portfolio seeks long-term growth of capital by investing primarily in stocks that are included in the Nasdaq-100® Index. Unlike other portfolios, the Nasdaq-100® Index Portfolio is a non-diversified portfolio for purposes of Section 5(b)(1) of the Investment Company Act of 1940, as amended.

 Performance as of June 30, 2008

Average Annual Total Returns:
One year	-19.49%
Five years	-0.62%
Since inception (5/1/00)	-10.02%

Past performance does not guarantee future results.  The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the six-month period ended June 30, 2009, the Nasdaq-100® Index Portfolio returned 22.19% versus 22.40% for the current benchmark, the Nasdaq-100® Index.

The correlation to the index for the year was 99.8%. The high correlation is due to the fact that the Portfolio invests in each of the 100 stocks in the benchmark index. The Portfolio also invests in Powershares QQQ, an exchange traded fund that mimics the return of the Nasdaq-100® Index.(1)

The top five stock holdings at period end were Apple, Inc., QUALCOMM, Inc., Microsoft Corp., Google, Inc., and Oracle Corp. The largest contributors to the index return for the first six months of 2009 were Apple, Inc., QUALCOMM, Inc., Research In Motion Ltd., Google, Inc., and Microsoft Corp. The largest detractors for the first six months of 2009 were Gilead Sciences, Inc., Genzyme Corp., Celgene Corp., Comcast Corp., and Amgen, Inc.(1)

Stocks may continue to uptrend in the second half of the year, as there are signs the recession is coming to an end. The Federal Reserve should keep the discount rate around zero through an accommodative monetary policy for the rest of the year. Unemployment, stabilizing housing prices, tight credit, and a return to profitability are some of the things to keep an eye on for the balance of 2009.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2009.

The Nasdaq-100®, Nasdaq-100 Index®, and Nasdaq® are registered trademarks of The NASDAQ OMX Group, Inc. (which with its affiliates is referred to as “NASDAQ OMX”). Ohio National Investments, Inc. has licensed these marks for the Portfolio’s use. NASDAQ OMX has not passed on the Portfolio’s legality or suitability. NASDAQ OMX does not sponsor, endorse, sell or promote the Portfolio. NASDAQ OMX MAKES NO WARRANTIES AND BEARS NO LIABILITY WITH RESPECT TO THE PORTFOLIO.

 Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting. Investors cannot invest in an index. Although they can invest in its underlying securities or funds.

The Nasdaq-100® Index is a modified capitalization-weighted index of the 100 largest domestic and international non-financial companies listed on the National Market tier of the NASDAQ stock market. The index presented herein includes the effects of reinvested dividends.

(continued)

Ohio National Fund, Inc.
Nasdaq-100® Index Portfolio (Continued)

 Portfolio Composition as of June 30, 2009 (1)

% of Net Assets

Common Stocks (3)	97.9
Exchange Traded Funds	2.5
Short-Term Notes Less Net Liabilities	(0.4)

100.0

 Top 10 Portfolio Holdings as of June 30, 2009 (1) (2)

	% of Net Assets

1.	Apple, Inc.	13.1
2.	QUALCOMM, Inc.	6.6
3.	Microsoft Corp.	5.4
4.	Google, Inc. Class A	4.5
5.	Oracle Corp.	3.3
6.	Gilead Sciences, Inc.	3.1
7.	Research In Motion Ltd.	3.0
8.	Cisco Systems, Inc.	2.8
9.	Teva Pharmaceutical Industries, Ltd. – ADR	2.6
10.	PowerShares QQQ	2.5

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets

Information Technology	61.8
Health Care	16.5
Consumer Discretionary	12.2
Industrials	5.0
Consumer Staples	1.0
Materials	0.7
Telecommunication Services	0.7

97.9

Ohio National Fund, Inc.
Nasdaq-100® Index Portfolio

Schedule of Investments	June 30, 2009 (Unaudited)

		Fair
Common Stocks – 97.9%	Shares	Value

CONSUMER DISCRETIONARY – 12.2%
Diversified Consumer Services – 0.8%
Apollo Group, Inc. Class A (a)	4,350	$309,372

Hotels, Restaurants & Leisure – 1.4%
Starbucks Corp. (a)	27,425	380,933
Wynn Resorts Ltd. (a)	3,600	127,080

		508,013

Household Durables – 0.3%
Garmin Ltd.	4,975	118,505

Internet & Catalog Retail – 2.3%
Amazon.com, Inc. (a)	7,650	639,999
Expedia, Inc. (a)	7,600	114,836
Liberty Media Corp. – Interactive (a)	14,650	73,396

		828,231

Media – 4.3%
Comcast Corp. Class A	38,722	561,082
DIRECTV Group, Inc. / The (a)	19,675	486,169
DISH Network Corp. (a)	5,760	93,370
Liberty Global, Inc. Class A (a)	3,850	61,176
News Corp. Class A	38,025	346,408

		1,548,205

Multiline Retail – 0.6%
Sears Holdings Corp. (a)	3,350	222,842

Specialty Retail – 2.5%
Bed Bath & Beyond, Inc. (a)	9,400	289,050
O’Reilly Automotive, Inc. (a)	3,625	138,040
Ross Stores, Inc.	3,425	132,205
Staples, Inc.	12,875	259,689
Urban Outfitters, Inc. (a)	4,450	92,871

		911,855

TOTAL CONSUMER DISCRETIONARY		4,447,023

CONSUMER STAPLES – 1.0%
Beverages – 0.2%
Hansen Natural Corp. (a)	2,400	73,968

Food & Staples Retailing – 0.8%
Costco Wholesale Corp.	6,135	280,369

TOTAL CONSUMER STAPLES		354,337

HEALTH CARE – 16.5%
Biotechnology – 9.7%
Amgen, Inc. (a)	12,647	669,532
Biogen Idec, Inc. (a)	8,400	379,260
Celgene Corp. (a)	12,225	584,844
Cephalon, Inc. (a)	1,925	109,052
Genzyme Corp. (a)	9,075	505,205
Gilead Sciences, Inc. (a)	23,925	1,120,647
Vertex Pharmaceuticals, Inc. (a)	4,850	172,854

		3,541,394

Health Care Equipment & Supplies – 1.1%
DENTSPLY International, Inc.	3,825	116,739
Hologic, Inc. (a)	7,225	102,812
Intuitive Surgical, Inc. (a)	1,025	167,751

		387,302

Health Care Providers & Services – 1.7%
Express Scripts, Inc. (a)	6,475	445,156
Henry Schein, Inc. (a)	2,400	115,080
Patterson Cos., Inc. (a)	3,130	67,921

		628,157

Life Sciences Tools & Services – 1.1%
Illumina, Inc. (a)	3,225	125,581
Life Technologies Corp. (a)	4,750	198,170
Pharmaceutical Product Development, Inc.	3,075	71,402

		395,153

Pharmaceuticals – 2.9%
Teva Pharmaceutical Industries, Ltd. – ADR	19,285	951,522
Warner Chilcott Ltd. Class A (a)	6,700	88,105

		1,039,627

TOTAL HEALTH CARE		5,991,633

INDUSTRIALS – 5.0%
Air Freight & Logistics – 1.2%
C.H. Robinson Worldwide, Inc.	4,500	234,675
Expeditors International of Washington, Inc.	5,575	185,870

		420,545

Airlines – 0.2%
Ryanair Holdings PLC – ADR (a)	3,125	88,719

Commercial Services & Supplies – 0.7%
Cintas Corp.	4,925	112,487
Stericycle, Inc. (a)	2,400	123,672

		236,159

Construction & Engineering – 0.2%
Foster Wheeler AG (a)	3,550	84,313

Electrical Equipment – 0.9%
First Solar, Inc. (a)	1,975	320,187

Machinery – 1.2%
Joy Global, Inc.	2,700	96,444
PACCAR, Inc.	10,914	354,814

		451,258

Road & Rail – 0.3%
J.B. Hunt Transport Services, Inc.	3,375	103,039

Trading Companies & Distributors – 0.3%
Fastenal Co.	3,800	126,046

TOTAL INDUSTRIALS		1,830,266

INFORMATION TECHNOLOGY – 61.8%
Communications Equipment – 13.0%
Cisco Systems, Inc. (a)	55,225	1,029,394
Juniper Networks, Inc. (a)	9,225	217,710
QUALCOMM, Inc.	53,495	2,417,974
Research In Motion Ltd. (a)	15,200	1,079,960

		4,745,038

Computers & Peripherals – 15.0%
Apple, Inc. (a)	33,345	4,749,328
Dell, Inc. (a)	19,225	263,959

(continued)

Ohio National Fund, Inc.
Nasdaq-100® Index Portfolio (Continued)

Schedule of Investments	June 30, 2009 (Unaudited)

		Fair
Common Stocks – 97.9%	Shares	Value

Computers & Peripherals (continued)
Logitech International SA (a)	4,675	$65,450
NetApp, Inc. (a)	9,260	182,607
Seagate Technology	13,125	137,288
Sun Microsystems, Inc. (a)	8,730	80,491

		5,479,123

Electronic Equipment, Instruments & Components – 0.5%
Flextronics International Ltd. (a)	23,550	96,790
FLIR Systems, Inc. (a)	4,225	95,316

		192,106

Internet Software & Services – 7.8%
Akamai Technologies, Inc. (a)	4,450	85,351
Baidu, Inc. – ADR (a)	700	210,763
eBay, Inc. (a)	25,710	440,412
Google, Inc. Class A (a)	3,925	1,654,741
IAC/InterActiveCorp (a)	4,226	67,827
VeriSign, Inc. (a)	4,880	90,183
Yahoo!, Inc. (a)	17,985	281,645

		2,830,922

IT Services – 3.1%
Automatic Data Processing, Inc.	9,500	336,680
Cognizant Technology Solutions Corp. Class A (a)	7,625	203,588
Fiserv, Inc. (a)	5,212	238,188
Infosys Technologies Ltd. – ADR	3,000	110,340
Paychex, Inc.	9,170	231,084

		1,119,880

Semiconductors & Semiconductor Equipment – 7.4%
Altera Corp.	11,050	179,894
Applied Materials, Inc.	18,425	202,122
Broadcom Corp. Class A (a)	10,500	260,295
Intel Corp.	52,420	867,551
KLA-Tencor Corp.	5,525	139,506
Lam Research Corp. (a)	3,500	91,000
Linear Technology Corp.	7,955	185,749
Marvell Technology Group Ltd. (a)	15,825	184,203
Maxim Integrated Products, Inc.	8,050	126,305
Microchip Technology, Inc.	4,075	91,891
NVIDIA Corp. (a)	14,387	162,429
Xilinx, Inc.	9,755	199,588

		2,690,533

Software – 15.0%
Activision Blizzard, Inc. (a)	30,800	389,004
Adobe Systems, Inc. (a)	13,755	389,266
Autodesk, Inc. (a)	6,375	120,997
CA, Inc.	13,350	232,690
Check Point Software Technologies Ltd. (a)	5,570	130,728
Citrix Systems, Inc. (a)	5,750	183,368
Electronic Arts, Inc. (a)	8,730	189,616
Intuit, Inc. (a)	10,905	307,085
Microsoft Corp.	82,100	1,951,517
Oracle Corp.	55,685	1,192,773
Symantec Corp. (a)	22,998	357,849

		5,444,893

TOTAL INFORMATION TECHNOLOGY		22,502,495

MATERIALS – 0.7%
Chemicals – 0.4%
Sigma-Aldrich Corp.	3,150	156,114

Metals & Mining – 0.3%
Steel Dynamics, Inc.	5,875	86,539

TOTAL MATERIALS		242,653

TELECOMMUNICATION SERVICES – 0.7%
Wireless Telecommunication Services – 0.7%
Millicom International Cellular S.A. (a)	2,825	158,934
NII Holdings, Inc. (a)	4,325	82,478

TOTAL TELECOMMUNICATION SERVICES		241,412

Total Common Stocks (Cost $35,949,233)		$35,609,819

		Fair
Exchange Traded Funds – 2.5%	Shares	Value

PowerShares QQQ	24,865	$904,589

Total Exchange Traded Funds (Cost $877,198)		$904,589

	Face	Fair
Short-Term Notes – 0.4%	Amount	Value

HSBC Finance Corp. 0.061%, 07/01/2009	$153,000	$153,000

Total Short-Term Notes (Cost $153,000)		$153,000

Total Investments – 100.8% (Cost $36,979,431) (b)		$36,667,408
Liabilities in Excess of Other Assets – (0.8)%		(285,322)

Net Assets – 100.0%		$36,382,086

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depository Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 8 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Nasdaq-100® Index Portfolio

 Statement of Assets and Liabilities

June 30, 2009 (Unaudited)

Assets:
Investments in securities, at fair value (Cost $36,979,431)	$36,667,408
Cash	399
Receivable for fund shares sold	47,355
Dividends and accrued interest receivable	6,744
Prepaid expenses and other assets	192

Total assets	36,722,098

Liabilities:
Payable for securities purchased	50,351
Payable for fund shares redeemed	265,233
Payable for investment management services	11,799
Payable for compliance services	399
Accrued custody expense	675
Accrued professional fees	5,658
Accrued accounting fees	3,343
Accrued printing and filing fees	2,554

Total liabilities	340,012

Net assets	$36,382,086

Net assets consist of:
Par value, $1 per share	$9,578,349
Paid-in capital in excess of par value	33,203,964
Accumulated net realized loss on investments	(6,121,993)
Net unrealized depreciation on investments	(312,023)
Undistributed net investment income	33,789

Net assets	$36,382,086

Shares outstanding	9,578,349

Authorized Fund shares allocated to Portfolio	15,000,000

Net asset value per share	$3.80

 Statement of Operations

For the Six-Month Period Ended June 30, 2009 (Unaudited)

Investment income:
Interest	$91
Dividends (net of withholding tax of $1,092)	113,727

Total investment income	113,818

Expenses:
Management fees	59,505
Custodian fees	3,929
Directors’ fees	1,678
Professional fees	6,585
Accounting fees	9,835
Printing and filing fees	2,374
Compliance expense	2,563
Other	408

Total expenses	86,877

Net investment income	26,941

Realized/unrealized gain (loss) on investments:
Net realized gain (loss) on investments	55,304
Change in unrealized appreciation/depreciation on investments	5,875,764

Net realized/unrealized gain (loss) on investments	5,931,068

Change in net assets from operations	$5,958,009

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Nasdaq-100® Index Portfolio

 Statements of Changes in Net Assets

	Six-Month Period	Year Ended
	Ended June 30, 2009	December 31,
	(Unaudited)	2008

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$26,941	$4,870
Net realized gain (loss) on investments	55,304	(1,406,553)
Change in unrealized appreciation/depreciation on investments	5,875,764	(18,845,859)

Change in net assets from operations	5,958,009	(20,247,542)

Capital transactions:
Received from shares sold	9,367,625	17,536,823
Paid for shares redeemed	(7,032,390)	(17,821,298)

Change in net assets from capital transactions	2,335,235	(284,475)

Change in net assets	8,293,244	(20,532,017)
Net Assets:
Beginning of period	28,088,842	48,620,859

End of period	$36,382,086	$28,088,842

Undistributed net investment income	$33,789	$6,848

 Financial Highlights

	Six-Month Period
	Ended June 30, 20009		Years Ended December 31,
	(Unaudited)		2008	2007	2006	2005

Selected Per-Share Data:
Net asset value, beginning of period	$3.11		$5.36	$4.52	$4.24	$4.18
Operations:
Net investment income (loss)	—		—	—	—	—
Net realized and unrealized gain (loss) on investments	0.69		(2.25)	0.84	0.28	0.06

Total from operations	0.69		(2.25)	0.84	0.28	0.06

Net asset value, end of period	$3.80		$3.11	$5.36	$4.52	$4.24

Total return	22.19	%(b)	–41.98%	18.58%	6.60%	1.44%
Ratios and supplemental data:
Net assets at end of period (millions)	$36.4		$28.1	$48.6	$45.7	$31.3
Ratios to average net assets:
Ratios net of expenses voluntarily reduced or reimbursed by adviser:
Expenses	0.58	%(a)	0.54%	0.51%	0.53%	0.54%
Net investment income (loss)	0.18	%(a)	0.01%	–0.01%	0.00%	0.05%
Ratios assuming no expenses voluntarily reduced or reimbursed by adviser:
Expenses	0.58	%(a)	0.54%	0.51%	0.53%	0.64%
Portfolio turnover rate	20%		27%	13%	36%	45%

(a)	Annualized.

(b)	Not annualized.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Bristol Portfolio

 Objective/Strategy

The Bristol Portfolio seeks long-term growth of capital by investing primarily in common stocks of the 1,000 largest publicly traded U.S. companies in terms of market capitalization.

 Performance as of June 30, 2009

Average Annual Total Returns:
One year	-25.46%
Five years	0.09%
Since inception (5/1/02)	1.01%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the six-month period ended June 30, 2009, the Bristol Portfolio returned 13.12% versus 3.16% for the current benchmark, the S&P 500 Index.

Top contributors to the Portfolio’s year-to-date out-performance included Wells Fargo & Co., a financial company that rallied following government stress tests results that were better than the worst expectations, adding 147 basis points. Celanese Corp. contributed 139 basis points as the company benefited from significant exposure to China and its rapidly improving economy. Morgan Stanley contributed 106 basis points, as investors focused on Morgan Stanley’s capital position and lower exposure to ongoing credit costs from traditional lending activities versus its peers. Rounding out the top five contributors, technology companies Apple, Inc. and Corning, Inc. added 102 basis points and 94 basis points, respectively. Apple, Inc. reported iPhone sales that exceeded expectations, and Corning, Inc. experienced better-than-expected flat panel production.(1)

Detractors from performance during the six-month period included The Hartford Financial Services Group, Inc., a position we sold in the first quarter, which hurt performance by 88 basis points as shares were pressured by an earnings miss and concerns surrounding the company’s ability to raise capital. A position in Exxon Mobil Corp. cost the Portfolio 61 basis points as the company was negatively impacted by the falling price of oil during the period in which we owned the stock. General Electric Co. hurt performance by 58 basis points as earnings expectations declined and investors worried that the parent company would have to inject additional capital into the finance unit. Lincoln National Corp. underperformed as investors became increasingly concerned about the impact of the declining stock market and losses in their investment portfolio on the company’s capital position, costing the Portfolio 40 basis points. Finally, a position in SunPower Corp. cost the Portfolio 38 basis points as analysts cut estimates due to concerns surrounding financing projects.(1)

The greatest shift in sector weightings year-to-date occurred in the Industrials sector, where the weighting decreased from 17.6% at the end of 2008 to 6.4% at the end of June compared to 9.8% in the benchmark S&P 500 Index. Most of this shift occurred in the second quarter, and sales included positions in Raytheon Co. and Lockheed Martin Corp. due to anticipated cuts in defense spending. We sold a position in Honeywell International, Inc. based on negative revisions due to weakness in energy end markets and airline capacity cuts, and a position in Tyco International Ltd. based on the potential for negative revisions due to a weak competitor report in a key division.(1)

We increased our weighting in the Information Technology sector over the first six months of the year, from 21.7% to 27.1% compared to an 18.4% weighting in the S&P 500 Index. Purchases in this sector included Dell, Inc. and Intel Corp., both due to positive earnings revisions. We also purchased Accenture Ltd. during the six-month period, based on growth in their outsourcing business and attractive valuation.(1)

The other largest shift during the six-month period occurred in the Financials sector, where the Portfolio weighting increased from 13.4% to 18.3% and compared to a 13.6% weighting in the benchmark index. Purchases included The Chubb Corp., based on continued incremental improvements in commercial property and casualty insurance pricing after several years of falling prices, and The Goldman Sachs Group, Inc. based on our expectation of continued strength in fixed income trading revenues and a strong recovery in equity trading.(1)

We enter the third quarter with an 8.7% overweight position in Information Technology, as earnings expectations appear to be reasonable in the sector, and balance sheets are solid. With market indexes having moved higher faster than actual earnings estimates during the second quarter, we are not overly bullish on continued rapid market gains in the near-term.(1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2009.

(continued)

Ohio National Fund, Inc.
Bristol Portfolio (Continued)

 Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P 500 Index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index presented herein includes the effects of reinvested dividends.

 Portfolio Composition as of June 30, 2009 (1)

% of Net Assets

Common Stocks (3)	96.9
Money Market Funds
Less Net Liabilities	3.1

100.0

 Top 10 Portfolio Holdings as of June 30, 2009 (1) (2)

		% of Net Assets

1.	Exxon Mobil Corp.	3.0
2.	JPMorgan Chase & Co.	2.3
3.	Bank of America Corp.	2.2
4.	Microsoft Corp.	2.2
5.	Dell, Inc.	2.2
6.	Goldman Sachs Group, Inc. / The	2.0
7.	Apple, Inc.	2.0
8.	PepsiCo, Inc.	2.0
9.	Applied Materials, Inc.	2.0
10.	Laboratory Corp. of America Holdings	2.0

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets

Information Technology	26.3
Financials	17.7
Consumer Staples	12.7
Health Care	11.7
Energy	9.8
Materials	7.0
Industrials	6.2
Consumer Discretionary	5.5

96.9

Ohio National Fund, Inc.
Bristol Portfolio

Schedule of Investments	June 30, 2009 (Unaudited)

		Fair
Common Stocks – 96.9%	Shares	Value

CONSUMER DISCRETIONARY – 5.5%
Hotels, Restaurants & Leisure – 1.2%
McDonald’s Corp.	21,000	$1,207,290

Media – 1.8%
Walt Disney Co. / The	83,200	1,941,056

Multiline Retail – 1.5%
Target Corp.	39,900	1,574,853

Specialty Retail – 1.0%
AutoZone, Inc. (a)	6,600	997,326

TOTAL CONSUMER DISCRETIONARY		5,720,525

CONSUMER STAPLES – 12.7%
Beverages – 5.1%
Coca-Cola Co. / The	40,300	1,933,997
Molson Coors Brewing Co. Class B	31,600	1,337,628
PepsiCo, Inc.	38,800	2,132,448

		5,404,073

Food & Staples Retailing – 3.7%
Walgreen Co.	67,100	1,972,740
Wal-Mart Stores, Inc.	39,900	1,932,756

		3,905,496

Household Products – 3.9%
Kimberly-Clark Corp.	39,500	2,070,985
Procter & Gamble Co. / The	39,500	2,018,450

		4,089,435

TOTAL CONSUMER STAPLES		13,399,004

ENERGY – 9.8%
Energy Equipment & Services – 1.7%
Transocean Ltd. (a)	24,600	1,827,534

Oil, Gas & Consumable Fuels – 8.1%
Anadarko Petroleum Corp.	44,200	2,006,238
Chevron Corp.	31,600	2,093,500
Devon Energy Corp.	21,700	1,182,650
Exxon Mobil Corp.	45,700	3,194,887

		8,477,275

TOTAL ENERGY		10,304,809

FINANCIALS – 17.7%
Capital Markets – 3.9%
Goldman Sachs Group, Inc. / The	14,500	2,137,880
Morgan Stanley	69,400	1,978,594

		4,116,474

Commercial Banks – 1.8%
Wells Fargo & Co.	78,500	1,904,410

Diversified Financial Services – 4.5%
Bank of America Corp.	175,800	2,320,560
JPMorgan Chase & Co.	70,700	2,411,577

		4,732,137

Insurance – 7.5%
Chubb Corp. / The	51,500	2,053,820
MetLife, Inc.	65,100	1,953,651
Prudential Financial, Inc.	50,500	1,879,610
Travelers Companies, Inc. / The	48,900	2,006,856

		7,893,937

TOTAL FINANCIALS		18,646,958

HEALTH CARE – 11.7%
Biotechnology – 1.5%
Amgen, Inc. (a)	29,600	1,567,024

Health Care Providers & Services – 2.0%
Laboratory Corp. of America Holdings (a)	31,200	2,115,048

Life Sciences Tools & Services – 1.7%
Thermo Fisher Scientific, Inc. (a)	43,900	1,789,803

Pharmaceuticals – 6.5%
Abbott Laboratories	44,100	2,074,464
Johnson & Johnson	37,000	2,101,600
Merck & Co., Inc.	24,400	682,224
Novartis AG – ADR	49,200	2,006,868

		6,865,156

TOTAL HEALTH CARE		12,337,031

INDUSTRIALS – 6.2%
Aerospace & Defense – 1.8%
United Technologies Corp.	35,950	1,867,962

Electronic Equipment & Instruments – 1.3%
SunPower Corp. (a)	56,153	1,344,864

Industrial Conglomerates – 3.1%
3M Co.	34,500	2,073,450
General Electric Co.	104,400	1,223,568

		3,297,018

TOTAL INDUSTRIALS		6,509,844

INFORMATION TECHNOLOGY – 26.3%
Communications Equipment – 3.6%
Cisco Systems, Inc. (a)	102,300	1,906,872
QUALCOMM, Inc.	40,800	1,844,160

		3,751,032

Computers & Peripherals – 7.8%
Apple, Inc. (a)	15,000	2,136,450
Dell, Inc. (a)	164,800	2,262,704
Hewlett-Packard Co.	53,300	2,060,045
International Business Machines Corp.	17,100	1,785,582

		8,244,781

Internet Software & Services – 3.6%
eBay Inc. (a)	101,000	1,730,130
Google, Inc. Class A (a)	4,800	2,023,632

		3,753,762

IT Services – 1.9%
Accenture Ltd. Class A	59,400	1,987,524

(continued)

Ohio National Fund, Inc.
Bristol Portfolio (Continued)

Schedule of Investments	June 30, 2009 (Unaudited)

		Fair
Common Stocks – 96.9%	Shares	Value

Semiconductors & Semiconductor Equipment – 5.7%
Applied Materials, Inc.	193,600	$2,123,792
Intel Corp.	127,500	2,110,125
Maxim Integrated Products, Inc.	112,400	1,763,556

		5,997,473

Software – 3.7%
Microsoft Corp.	97,400	2,315,198
Oracle Corp.	73,100	1,565,802

		3,881,000

TOTAL INFORMATION TECHNOLOGY		27,615,572

MATERIALS – 7.0%
Chemicals – 5.2%
Air Products and Chemicals, Inc.	26,200	1,692,258
Celanese Corp. Class A	84,800	2,014,000
Monsanto Co.	24,300	1,806,462

		5,512,720

Containers & Packaging – 1.8%
Ball Corp.	41,400	1,869,624

TOTAL MATERIALS		7,382,344

Total Common Stocks (Cost $100,826,995)		$101,916,087

		Fair
Money Market Funds – 5.1%	Shares	Value

Federated Prime Cash Obligations Fund
Institutional Class	68,000	$68,000
Fidelity Institutional Money Market Funds Money Market Portfolio – Class I	5,335,000	5,335,000

Total Money Market Funds (Cost $5,403,000)		$5,403,000

Total Investments – 102.0% (Cost $106,229,995) (b)		$107,319,087
Liabilities in Excess of Other Assets – (2.0)%		(2,129,800)

Net Assets – 100.0%		$105,189,287

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depository Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 8 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Bristol Portfolio

 Statement of Assets and Liabilities

June 30, 2009 (Unaudited)

Assets:
Investments in securities, at fair value (Cost $106,229,995)	$107,319,087
Cash	532
Receivable for securities sold	2,531,868
Receivable for fund shares sold	532,196
Dividends and accrued interest receivable	88,229
Prepaid expenses and other assets	491

Total assets	110,472,403

Liabilities:
Payable for securities purchased	3,666,224
Payable for fund shares redeemed	1,526,073
Payable for investment management services	69,024
Payable for compliance services	399
Accrued custody expense	816
Accrued professional fees	6,351
Accrued accounting fees	6,606
Accrued printing and filing fees	7,623

Total liabilities	5,283,116

Net assets	$105,189,287

Net assets consist of:
Par value, $1 per share	$11,301,643
Paid-in capital in excess of par value	127,089,261
Accumulated net realized loss on investments	(34,828,421)
Net unrealized appreciation on investments	1,089,092
Undistributed net investment income	537,712

Net assets	$105,189,287

Shares outstanding	11,301,643

Authorized Fund shares allocated to Portfolio	15,000,000

Net asset value per share	$9.31

 Statement of Operations

For the Six-Month Period Ended June 30, 2009 (Unaudited)

Investment income:
Interest	$11,807
Dividends (net of withholding tax of $74)	793,587

Total investment income	805,394

Expenses:
Management fees	350,010
Custodian fees	5,796
Directors’ fees	5,010
Professional fees	8,724
Accounting fees	19,545
Printing and filing fees	7,529
Compliance expense	2,563
Other	1,027

Total expenses	400,204

Net investment income	405,190

Realized/unrealized gain (loss) on investments:
Net realized gain (loss) on investments	(12,817,555)
Change in unrealized appreciation/depreciation on investments	23,764,523

Net realized/unrealized gain (loss) on investments	10,946,968

Change in net assets from operations	$11,352,158

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Bristol Portfolio

 Statements of Changes in Net Assets

	Six-Month Period	Year Ended
	Ended June 30, 2009	December 31,
	(Unaudited)	2008

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$405,190	$1,039,053
Net realized gain (loss) on investments	(12,817,555)	(21,019,200)
Change in unrealized appreciation/depreciation on investments	23,764,523	(25,860,147)

Change in net assets from operations	11,352,158	(45,840,294)

Distributions to shareholders:
Distributions from net investment income	—	(906,531)

Capital transactions:
Received from shares sold	24,731,453	53,323,139
Received from dividends reinvested	—	906,531
Paid for shares redeemed	(12,437,799)	(23,005,171)

Change in net assets from capital transactions	12,293,654	31,224,499

Change in net assets	23,645,812	(15,522,326)
Net Assets:
Beginning of period	81,543,475	97,065,801

End of period	$105,189,287	$81,543,475

Undistributed net investment income	$537,712	$132,522

 Financial Highlights

	Six-Month Period
	Ended June 30, 2009		Years Ended December 31,
	(Unaudited)		2008	2007	2006	2005

Selected Per-Share Data:
Net asset value, beginning of period	$8.23		$14.02	$13.08	$11.27	$10.06
Operations:
Net investment income	0.03		0.11	0.08	0.04	0.01
Net realized and unrealized gain (loss) on investments	1.05		(5.80)	0.93	1.81	1.20

Total from operations	1.08		(5.69)	1.01	1.85	1.21

Distributions:
Distributions from net investment income	—		(0.10)	(0.07)	(0.04)	—

Net asset value, end of period	$9.31		$8.23	$14.02	$13.08	$11.27

Total return	13.12	%(b)	–40.54%	7.75%	16.42%	12.03%
Ratios and supplemental data:
Net assets at end of period (millions)	$105.2		$81.5	$97.1	$62.4	$30.0
Ratios to average net assets:
Expenses	0.91	%(a)	0.90%	0.89%	0.92%	0.96%
Net investment income	0.92	%(a)	1.13%	0.69%	0.56%	0.54%
Portfolio turnover rate	119%		184%	176%	216%	224%

(a)	Annualized.

(b)	Not annualized.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Bryton Growth Portfolio

 Objective/Strategy

The Bryton Growth Portfolio seeks long-term growth of capital by investing primarily in common stocks of growth-oriented U.S. companies smaller than the 500 largest publicly traded U.S. companies in terms of market capitalization.

 Performance as of June 30, 2009

Average Annual Total Returns:
One year	-25.48%
Five years	0.11%
Since inception (5/1/02)	-0.96%

Past performance does not guarantee future results.  The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more, or less than the original cost.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the six-month period ended June 30, 2009, the Bryton Growth Portfolio returned 15.01% versus 11.36% for the current benchmark, the Russell 2000 Growth Index.

The Portfolio outperformed the Russell 2000 Growth Index by 365 basis points through the first half of 2009. Positive contributors to performance included a position in Riverbed Technologies, Inc. which added 156 basis points based on market share gains due to disruptions at competitor companies, and strong sales initiatives from their sales partner Hewlett Packard. Skyworks Solutions, Inc. added 122 basis points based on stabilization and continued market share gains in the handset market. Applied Micro Circuits Corp. added 89 basis points due to a sharp rebound in bookings, and aggressive cost-cutting and restructuring that helped to improve the company’s profitability. PMC — Sierra, Inc. added 107 basis points as the company benefited from an ongoing wireless infrastructure upgrade in China. Rounding out the top five contributors to the six-month period, Finish Line, Inc. contributed 91 basis points as the retailer executed a successful offering of value-oriented products that attracted customers looking to trade down.(1)

Energy Conversion Devices, Inc., a thin-film solar laminates manufacturer, was a significant detractor during the six-month period, suffering from pricing pressure and frozen credit markets, costing the Portfolio 83 basis points in the quarter. Integra Lifesciences Holdings Corp. cost the Portfolio 63 basis points as the company was adversely affected by reductions in capital spending by hospitals and lower procedure volumes due to consumers delaying treatments. Comstock Resources, Inc. hurt performance by 61 basis points, as the stock underperformed due to a slowing economy and lower corresponding commodity prices. Basic materials company Dynamic Materials Corp. was negatively impacted by the effects of a slowing economy on their industrial customers and cost the Portfolio 52 basis points respectively during the six-month period. Finally, Bankrate, Inc. hurt performance by 59 basis points as their financial customers cut back on spending, and analysts cut estimates.(1)

Year-to-date, the greatest shift in sector weightings occurred in the Health Care sector, where the Portfolio weighting decreased from 26.5% at the end of 2008 to 18.8% at the end of June compared to a 24.7% weighting in the Russell 2000 Growth Index. Stock sales in the sector include Sequenom, Inc. based on worse-than-expected clinical results, and positions in Align Technology, Inc. and Alexion Pharmaceuticals, Inc. as those companies met their price targets.(1)

During the six-month period we increased the sector weighting in Information Technology, from 30.8% to 36.9% and compared to a 27.8% weighting in the benchmark index. Purchases included Equinix, Inc. and Switch & Data Facilities Co., Inc. both independent data center operators benefiting from internet traffic growth and strong demand for their products and services. Another new addition to the Portfolio in the Information Technology sector is Starent Networks Corp., a provider of wireless infrastructure products to carriers that we expect will benefit from major deployments planned by its customers. We also bought TIBCO Software, Inc., a software company with an improved outlook and cheap valuation.(1)

As we enter the third quarter, we remain slightly underweighted in the Health Care sector, where we continue to believe that policies coming out of the new administration could be detrimental to many of the companies in that space. We are also 9.1% over-weighted in the Information Technology sector where earnings expectations appear to be reasonable and balance sheets are solid. With market indexes having moved higher faster than actual earnings estimates, we are not overly bullish on continued rapid market gains in the near-term.(1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2009.

(continued)

Ohio National Fund, Inc.
Bryton Growth Portfolio (Continued)

 Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 2000 Growth Index is a market-weighted total return index that measures the performance of companies within the Russell 2000 Index having higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index includes the 2000 firms from the Russell 3000 Index with the smallest market capitalizations. The Russell 3000 Index represents 98% of the investable U.S. equity market. The index presented herein includes the effects of reinvested dividends.

 Portfolio Composition as of June 30, 2009 (1)

% of Net Assets

Common Stocks (3)	100.1
Money Market Funds
Less Net Liabilities	(0.1)

100.0

 Top 10 Portfolio Holdings as of June 30, 2009 (1) (2)

		% of Net Assets

1.	Riverbed Technology, Inc.	2.0
2.	Eclipsys Corp.	1.9
3.	Applied Micro Circuits Corp.	1.7
4.	ValueClick, Inc.	1.7
5.	Chattem, Inc.	1.7
6.	Silicon Laboratories, Inc.	1.6
7.	MercadoLibre, Inc.	1.6
8.	Arena Resources, Inc.	1.6
9.	PMC – Sierra, Inc.	1.6
10.	Semtech Corp.	1.6

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets

Information Technology	36.9
Health Care	18.8
Industrials	18.0
Consumer Discretionary	12.0
Financials	5.0
Consumer Staples	4.1
Materials	2.2
Energy	1.9
Utilities	1.2

100.1

Ohio National Fund, Inc.
Bryton Growth Portfolio

Schedule of Investments	June 30, 2009 (Unaudited)

		Fair
Common Stocks – 100.1%	Shares	Value

CONSUMER DISCRETIONARY – 12.0%
Distributors – 1.3%
LKQ Corp. (a)	63,100	$1,037,995

Hotels, Restaurants & Leisure – 2.1%
Bally Technologies, Inc. (a)	20,000	598,400
Burger King Holdings, Inc.	45,000	777,150
WMS Industries, Inc. (a)	10,000	315,100

		1,690,650

Leisure Equipment & Products – 0.5%
Callaway Golf Co.	90,000	456,300

Specialty Retail – 6.7%
Charlotte Russe Holding, Inc. (a)	70,000	901,600
Childrens Place Retail Stores, Inc. / The (a)	35,000	925,050
Finish Line, Inc. Class A / The	125,000	927,500
Genesco, Inc. (a)	30,000	563,100
Gymboree Corp. / The (a)	28,000	993,440
Lumber Liquidators, Inc. (a)	70,000	1,103,200

		5,413,890

Textiles, Apparel & Luxury Goods – 1.4%
Warnaco Group, Inc. / The (a)	35,000	1,134,000

TOTAL CONSUMER DISCRETIONARY		9,732,835

CONSUMER STAPLES – 4.1%
Beverages – 0.3%
Central European Distribution Corp. (a)	10,000	265,700

Food & Staples Retailing – 1.1%
BJ’s Wholesale Club, Inc. (a)	28,000	902,440

Food Products – 1.0%
Ralcorp Holdings, Inc. (a)	12,400	755,408

Personal Products – 1.7%
Chattem, Inc. (a)	20,000	1,362,000

TOTAL CONSUMER STAPLES		3,285,548

ENERGY – 1.9%
Energy Equipment & Services – 0.3%
Key Energy Services, Inc. (a)	40,000	230,400

Oil, Gas & Consumable Fuels – 1.6%
Arena Resources, Inc. (a)	40,000	1,274,000

TOTAL ENERGY		1,504,400

FINANCIALS – 5.0%
Capital Markets – 3.7%
Affiliated Managers Group, Inc. (a)	13,000	756,470
Jefferies Group, Inc. (a)	50,000	1,066,500
Knight Capital Group, Inc. Class A (a)	70,000	1,193,500

		3,016,470

Diversified Financial Services – 1.3%
Portfolio Recovery Associates, Inc. (a)	27,000	1,045,710

TOTAL FINANCIALS		4,062,180

HEALTH CARE – 18.8%
Biotechnology – 3.1%
Celera Corp. (a)	85,000	648,550
Isis Pharmaceuticals, Inc. (a)	45,000	742,500
Myriad Genetics, Inc. (a)	17,000	606,050
Myriad Pharmaceuticals, Inc. (a)	4,250	19,763
Rigel Pharmaceuticals, Inc. (a)	40,000	484,800

		2,501,663

Health Care Equipment & Supplies – 8.6%
Abaxis, Inc. (a)	60,000	1,232,400
American Medical Systems Holdings, Inc. (a)	78,000	1,232,400
Conceptus, Inc. (a)	30,000	507,000
Immucor, Inc. (a)	35,000	481,600
Integra LifeSciences Holdings Corp. (a)	38,000	1,007,380
Micrus Endovascular Corp. (a)	28,000	253,120
NuVasive, Inc. (a)	24,000	1,070,400
Wright Medical Group, Inc. (a)	70,000	1,138,200

		6,922,500

Health Care Providers & Services – 3.2%
Centene Corp. (a)	45,000	899,100
MWI Veterinary Supply, Inc. (a)	35,000	1,220,100
PSS World Medical, Inc. (a)	27,500	509,025

		2,628,225

Health Care Technology – 1.9%
Eclipsys Corp. (a)	85,000	1,511,300

Life Sciences Tools & Services – 2.0%
Exelixis, Inc. (a)	85,000	413,950
Luminex Corp. (a)	65,000	1,205,100

		1,619,050

TOTAL HEALTH CARE		15,182,738

INDUSTRIALS – 18.0%
Commercial Services & Supplies – 3.5%
Clean Harbors, Inc. (a)	14,500	782,855
Copart, Inc. (a)	30,000	1,040,100
GEO Group, Inc. / The (a)	55,000	1,021,900

		2,844,855

Construction & Engineering – 1.3%
MasTec, Inc. (a)	90,000	1,054,800

Electrical Equipment – 3.5%
Baldor Electric Co.	45,000	1,070,550
Energy Conversion Devices, Inc. (a)	60,000	849,000
GrafTech International Ltd. (a)	80,000	904,800

		2,824,350

Machinery – 7.4%
Astec Industries, Inc. (a)	30,000	890,700
Columbus McKinnon Corp. (a)	70,000	885,500
Dynamic Materials Corp.	25,000	482,000
Energy Recovery, Inc. (a)	113,000	800,040
ESCO Technologies, Inc. (a)	26,000	1,164,800
Kaydon Corp.	25,000	814,000
Westinghouse Air Brake Technologies Corp.	30,000	965,100

		6,002,140

(continued)

Ohio National Fund, Inc.
Bryton Growth Portfolio (Continued)

Schedule of Investments	June 30, 2009 (Unaudited)

		Fair
Common Stocks – 100.1%	Shares	Value

Marine – 1.1%
Genco Shipping & Trading Ltd.	40,000	$868,800

Professional Services – 1.2%
Watson Wyatt Worldwide Inc.	25,000	938,250

TOTAL INDUSTRIALS		14,533,195

INFORMATION TECHNOLOGY – 36.9%
Communications Equipment – 6.0%
Harmonic, Inc. (a)	160,000	942,400
Infinera Corporation (a)	130,000	1,186,900
Riverbed Technology, Inc. (a)	70,000	1,623,300
Starent Networks Corp. (a)	45,000	1,098,450

		4,851,050

Electronic Equipment, Instruments & Components – 0.6%
China Security & Surveillance Technology, Inc. (a)	70,000	527,800

Internet Software & Services – 9.1%
Bankrate, Inc. (a)	22,000	555,280
comScore, Inc. (a)	70,000	932,400
Equinix, Inc. (a)	13,000	945,620
MercadoLibre, Inc. (a)	48,000	1,290,240
Sohu.com, Inc. (a)	18,000	1,130,940
Switch & Data Facilities Co., Inc. (a)	95,000	1,114,350
ValueClick, Inc. (a)	130,000	1,367,600

		7,336,430

IT Services – 1.5%
Sapient Corp. (a)	190,000	1,195,100

Semiconductors & Semiconductor Equipment – 12.9%
Advanced Energy Industries, Inc. (a)	120,000	1,078,800
Applied Micro Circuits Corp. (a)	170,000	1,382,100
Micrel, Inc.	150,000	1,098,000
Microsemi Corp. (a)	68,000	938,400
PMC – Sierra, Inc. (a)	160,000	1,273,600
Semtech Corp. (a)	80,000	1,272,800
Silicon Laboratories, Inc. (a)	35,000	1,327,900
Skyworks Solutions, Inc. (a)	130,000	1,271,400
Varian Semiconductor Equipment Associates, Inc. (a)	32,000	767,680

		10,410,680

Software – 6.8%
Informatica Corp. (a)	65,000	1,117,350
Quest Software, Inc. (a)	75,000	1,045,500
Solera Holdings, Inc. (a)	44,000	1,117,600
Take-Two Interactive Software, Inc.	125,000	1,183,750
TIBCO Software, Inc. (a)	145,000	1,039,650

		5,503,850

TOTAL INFORMATION TECHNOLOGY		29,824,910

MATERIALS – 2.2%
Chemicals – 0.7%
Calgon Carbon Corp. (a)	42,500	590,325

Containers & Packaging – 1.5%
Silgan Holdings, Inc.	24,000	1,176,720

TOTAL MATERIALS		1,767,045

UTILITIES – 1.2%
Electric Utilities – 1.2%
ITC Holdings Corp.	21,000	952,560

TOTAL UTILITIES		952,560

Total Common Stocks (Cost $79,842,619)		$80,845,411

		Fair
Money Market Funds – 4.9%	Shares	Value

Fidelity Institutional Money Market Funds Money Market Portfolio – Class I	3,965,000	$3,965,000

Total Money Market Funds (Cost $3,965,000)		$3,965,000

Total Investments – 105.0% (Cost $83,807,619) (b)		$84,810,411
Liabilities in Excess of Other Assets – (5.0)%		(4,057,628)

Net Assets – 100.0%		$80,752,783

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes.

See also Note 8 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Bryton Growth Portfolio

 Statement of Assets and Liabilities

June 30, 2009 (Unaudited)

Assets:
Investments in securities, at fair value (Cost $83,807,619)	$84,810,411
Cash	468
Receivable for securities sold	4,449,168
Receivable for fund shares sold	190,540
Dividends and accrued interest receivable	10,384
Prepaid expenses and other assets	363

Total assets	89,461,334

Liabilities:
Payable for securities purchased	4,496,433
Payable for fund shares redeemed	4,135,372
Payable for investment management services	58,130
Payable for compliance services	399
Accrued custody expense	569
Accrued professional fees	6,173
Accrued accounting fees	5,566
Accrued printing and filing fees	5,909

Total liabilities	8,708,551

Net assets	$80,752,783

Net assets consist of:
Par value, $1 per share	$8,715,304
Paid-in capital in excess of par value	87,281,003
Accumulated net realized loss on investments	(16,012,006)
Net unrealized appreciation on investments	1,002,792
Accumulated net investment loss	(234,310)

Net assets	$80,752,783

Shares outstanding	8,715,304

Authorized Fund shares allocated to Portfolio	15,000,000

Net asset value per share	$9.27

 Statement of Operations

For the Six-Month Period Ended June 30, 2009 (Unaudited)

Investment income:
Interest	$10,665
Dividends	68,610

Total investment income	79,275

Expenses:
Management fees	273,387
Custodian fees	4,027
Directors’ fees	3,624
Professional fees	7,992
Accounting fees	15,579
Printing and filing fees	5,661
Compliance expense	2,563
Other	752

Total expenses	313,585

Net investment loss	(234,310)

Realized/unrealized gain (loss) on investments:
Net realized gain (loss) on investments	(5,779,326)
Change in unrealized appreciation/depreciation
on investments	16,712,372

Net realized/unrealized gain (loss) on
investments	10,933,046

Change in net assets from operations	$10,698,736

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Bryton Growth Portfolio

 Statements of Changes in Net Assets

	Six-Month Period	Year Ended
	Ended June 30, 2009	December 31,
	(Unaudited)	2008

Increase (Decrease) in Net Assets:
Operations:
Net investment loss	$(234,310)	$(398,879)
Net realized gain (loss) on investments	(5,779,326)	(9,701,458)
Change in unrealized appreciation/depreciation on investments	16,712,372	(19,649,484)

Change in net assets from operations	10,698,736	(29,749,821)

Capital transactions:
Received from shares sold	22,154,288	46,393,507
Paid for shares redeemed	(11,119,768)	(22,858,481)

Change in net assets from capital transactions	11,034,520	23,535,026

Change in net assets	21,733,256	(6,214,795)
Net Assets:
Beginning of period	59,019,527	65,234,322

End of period	$80,752,783	$59,019,527

Accumulated net investment loss	$(234,310)	$—

 Financial Highlights

	Six-Month Period
	Ended June 30, 2009		Years Ended December 31,
	(Unaudited)		2008	2007	2006	2005

Selected Per-Share Data:
Net asset value, beginning of period	$8.06		$13.33	$12.13	$10.46	$10.03
Operations:
Net investment loss	(0.03)		(0.05)	(0.05)	(0.03)	(0.06)
Net realized and unrealized gain (loss) on investments	1.24		(5.22)	1.25	1.78	0.49

Total from operations	1.21		(5.27)	1.20	1.75	0.43

Distributions:
Distributions of net realized capital gains	—		—	—	(0.08)	—

Net asset value, end of period	$9.27		$8.06	$13.33	$12.13	$10.46

Total return	15.01	%(b)	–39.53%	9.89%	16.74%	4.30%
Ratios and supplemental data:
Net assets at end of period (millions)	$80.8		$59.0	$65.2	$29.3	$11.2
Ratios to average net assets:
Expenses	0.97	%(a)	0.96%	0.96%	1.04%	1.11%
Net investment loss	–0.73	%(a)	–0.62%	–0.54%	–0.67%	–0.74%
Portfolio turnover rate	46%		54%	55%	99%	155%

(a)	Annualized.

(b)	Not annualized.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
U.S. Equity Portfolio

 Objective/Strategy

The U.S. Equity Portfolio seeks capital appreciation with a secondary objective of capital preservation to provide long term growth by investing within under-priced sectors and industries.

 Performance as of June 30, 2009

Average Annual Total Returns:
One year	-39.94%
Five years	-5.41%
Since inception (5/1/04)	-4.86%

Past performance does not guarantee future results.  The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the six-month period ended June 30, 2009, the U.S. Equity Portfolio returned -4.42% versus 3.47% for the current benchmark, the S&P Composite 1500 Index.

We utilize a two part investment process that relies on aggregated company-specific valuations and relative strength measurements to aid in our industry rotation methodology. In response to the market conditions of 2008, and as part of the routine adjustments we make to our valuation calculations, we tweaked our system in an effort to better account for company-specific risk factors during the first quarter of 2009. We believe these adjustments allow us to more accurately address all market conditions.

Going into 2009, we saw bargains in virtually every segment of the equity market. Because of this, we were heavily allocated in the Financials, Industrials, Consumer Discretionary, and Energy sectors in anticipation of a market rebound. Unfortunately, we believe fears about the economy and consumer demand contributed to a disconnect between equity prices and their fundamentals. As a result, the market continued to free-fall with the S&P Composite 1500 Index losing almost 25% in just over 2 months. Our sector allocations led to our underperformance during this time period.(1)

Improvements in the debt markets, along with forecasts that suggested the U.S. economy was not on the brink of total collapse, sparked one of the strongest equity rallies in recent history as the S&P Composite 1500 Index increased over 37% between March 9th and June 30th. While some of the most beaten down stocks led this rally (equities we tend to shy away from based on our relative strength discipline), the Portfolio performed well during this rally, outperforming the broad based S&P Composite 1500 Index by over 140 basis points.

Top industry contributors to performance include; investment banking & brokerage, systems software, diversified chemicals, communications equipment, and apparel retail. Both overweight positions and strong stock selection helped overall performance in these industries. Largest industry detractors to performance include; airlines, life & health insurance, construction & farm machinery & heavy trucks, steel, and other diversified financial services. Overweight positions in these underperforming industries significantly detracted from overall performance.(1)

Based on valuations, the Portfolio began 2009 with approximately 68% of the Portfolio in large-cap issues. This large cap tilt was maintained throughout the majority of 2008. At the end of June, the Portfolio was composed of 75% large-cap, 11% mid-cap, and approximately 10% small-cap.(1)

The five best performers were Ashland, Inc., Rio Tinto PLC, The Goldman Sachs Group, Inc., Morgan Stanley, and Celanese Corp. The five worst performers were AFLAC, Inc., Delta Air Lines, Inc., Bank of America Corp., StanCorp Financial Group, Inc., and SkyWest, Inc. The five largest contributors were The Goldman Sachs Group, Inc., Ashland, Inc., Morgan Stanley, Microsoft Corp., and CEC Entertainment, Inc. The five largest detractors were Delta Air Lines, Inc., AFLAC, Inc., United States Steel Corp., Bank of America Corp., and SkyWest, Inc.(1)

At the end of the quarter, the market began to pare back some gains as many people thought stocks might have over-extended themselves. Worries about inflation, economic growth, and unemployment dominate news headlines and will likely to do so for some time to come. We will continue to rely on our disciplined investing methodology that focuses on both value and relative strength. Going into the third quarter, improvements in the debt markets and future company earnings estimates have helped increase value within the market place. As of June 30th we saw a V/P (value-to-price) ratio of 1.14 and ample opportunity within sectors such as Energy, Financials, Industrials, and Materials. We will continue to allocate towards areas that we find attractive in an attempt to obtain strong returns for the rest of 2009.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2009.

(continued)

Ohio National Fund, Inc.
U.S. Equity Portfolio (Continued)

 Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P Composite 1500 Index is a broad-based capitalization-weighted Index of 1500 U.S. Companies and is comprised of the S&P 400, S&P 500, and the S&P 600. The index was developed with a base value of 100 as of December 30, 1994. The index presented herein includes the effects of reinvested dividends.

 Portfolio Composition as of June 30, 2009 (1)

% of Net Assets
Common Stocks (3)	95.0
Money Market Funds
Less Net Liabilities	5.0

100.0

 Top 10 Portfolio Holdings as of June 30, 2009 (1) (2)

		% of Net Assets

1.	Goldman Sachs Group, Inc. / The	3.1
2.	Microsoft Corp.	2.7
3.	International Business Machines Corp.	2.5
4.	Bank of America Corp.	2.4
5.	CONSOL Energy, Inc.	2.4
6.	Cisco Systems, Inc.	2.4
7.	Google, Inc. Class A	2.2
8.	MetLife, Inc.	2.1
9.	Noble Corp.	2.1
10.	Diamond Offshore Drilling, Inc.	2.1

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets

Financials	20.0
Information Technology	19.5
Industrials	15.6
Energy	12.4
Consumer Discretionary	10.3
Materials	9.4
Health Care	5.2
Utilities	2.1
Telecommunication Services	0.5

95.0

Ohio National Fund, Inc.
U.S. Equity Portfolio

Schedule of Investments	June 30, 2009 (Unaudited)

		Fair
Common Stocks – 95.0%	Shares	Value

CONSUMER DISCRETIONARY – 10.3%
Hotels, Restaurants & Leisure – 2.0%
CEC Entertainment, Inc. (a)	8,340	$245,863

Household Durables – 1.7%
Desarrolladora Homex SAB de CV – ADR (a)	4,670	130,246
Snap-On, Inc.	1,620	46,559
Stanley Works / The	1,270	42,977

		219,782

Specialty Retail – 4.5%
Guess?, Inc.	9,930	255,995
TJX Cos., Inc. / The	6,200	195,052
Urban Outfitters, Inc. (a)	5,910	123,342

		574,389

Textiles, Apparel & Luxury Goods – 2.1%
V.F. Corp.	2,500	138,375
Wolverine World Wide, Inc.	5,810	128,169

		266,544

TOTAL CONSUMER DISCRETIONARY		1,306,578

ENERGY – 12.4%
Energy Equipment & Services – 5.2%
Diamond Offshore Drilling, Inc.	3,230	268,251
Noble Corp.	8,870	268,317
Transocean Ltd. (a)	1,740	129,265

		665,833

Oil, Gas & Consumable Fuels – 7.2%
Arch Coal, Inc.	8,100	124,497
China Petroleum & Chemical Corp. – ADR	1,790	135,789
CONSOL Energy, Inc.	9,090	308,697
Murphy Oil Corp.	2,280	123,850
Peabody Energy Corp.	4,370	131,799
StatoilHydro ASA – ADR	4,290	84,813

		909,445

TOTAL ENERGY		1,575,278

FINANCIALS – 20.0%
Capital Markets – 6.5%
Bank of New York Mellon Corp. / The	5,670	166,188
Goldman Sachs Group, Inc. / The	2,710	399,562
Morgan Stanley	9,080	258,871

		824,621

Commercial Banks – 3.6%
Credicorp Ltd.	2,480	144,336
U.S. Bancorp	9,690	173,645
Wells Fargo & Co.	5,940	144,104

		462,085

Consumer Finance – 1.0%
Cash America International, Inc.	5,580	130,516

Diversified Financial Services – 3.8%
Bank of America Corp.	23,440	309,408
JPMorgan Chase & Co.	5,210	177,713

		487,121

Insurance – 5.1%
Aflac, Inc.	5,620	174,726
Hartford Financial Services Group, Inc. / The	17,140	203,452
MetLife, Inc.	8,970	269,190

		647,368

TOTAL FINANCIALS		2,551,711

HEALTH CARE – 5.2%
Health Care Equipment & Supplies – 2.5%
Medtronic, Inc.	4,580	159,796
Symmetry Medical, Inc. (a)	17,040	158,813

		318,609

Life Sciences Tools & Services – 2.7%
Covance, Inc. (a)	3,900	191,880
Parexel International Corp. (a)	10,840	155,879

		347,759

TOTAL HEALTH CARE		666,368

INDUSTRIALS – 15.6%
Aerospace & Defense – 4.8%
BE Aerospace, Inc. (a)	8,920	128,091
Honeywell International, Inc.	7,840	246,176
Northrop Grumman Corp.	5,180	236,623

		610,890

Construction & Engineering – 1.7%
Foster Wheeler AG (a)	4,820	114,475
Jacobs Engineering Group, Inc. (a)	2,260	95,123

		209,598

Industrial Conglomerates – 2.0%
General Electric Co.	22,220	260,418

Machinery – 3.0%
Middleby Corp. / The (a)	5,830	256,053
Parker Hannifin Corp.	2,830	121,577

		377,630

Marine – 2.1%
Genco Shipping & Trading Ltd.	6,600	143,352
Navios Maritime Holdings, Inc.	30,000	126,900

		270,252

Road & Rail – 2.0%
CSX Corp.	3,720	128,824
Union Pacific Corp.	2,500	130,150

		258,974

TOTAL INDUSTRIALS		1,987,762

INFORMATION TECHNOLOGY – 19.5%
Communications Equipment – 4.4%
Cisco Systems, Inc. (a)	16,450	306,628
Research In Motion Ltd. (a)	3,630	257,912

		564,540

(continued)

Ohio National Fund, Inc.
U.S. Equity Portfolio (Continued)

Schedule of Investments	June 30, 2009 (Unaudited)

		Fair
Common Stocks – 95.0%	Shares	Value

Computers & Peripherals – 4.6%
Hewlett-Packard Co.	6,660	$257,409
International Business Machines Corp.	3,100	323,702

		581,111

Electronic Equipment, Instruments & Components – 2.3%
Arrow Electronics, Inc. (a)	6,500	138,060
Avnet, Inc. (a)	7,050	148,261

		286,321

Internet Software & Services – 2.2%
Google, Inc. Class A (a)	650	274,034

IT Services – 2.3%
Accenture Ltd.	3,120	104,395
Automatic Data Processing, Inc.	1,820	64,501
Computer Sciences Corp. (a)	2,900	128,470

		297,366

Software – 3.7%
Microsoft Corp.	14,510	344,903
Oracle Corp.	5,980	128,091

		472,994

TOTAL INFORMATION TECHNOLOGY		2,476,366

MATERIALS – 9.4%
Chemicals – 9.4%
Air Products and Chemicals, Inc.	1,980	127,888
Ashland Inc.	2,430	68,161
Celanese Corp. Class A	4,070	96,663
Methanex Corp.	13,560	165,974
Monsanto Co.	2,240	166,522
Potash Corp. of Saskatchewan, Inc.	2,560	238,208
Praxair, Inc.	1,770	125,794
Syngenta AG – ADR	4,430	206,084

TOTAL MATERIALS		1,195,294

TELECOMMUNICATION SERVICES – 0.5%
Wireless Telecommunication Services – 0.5%
China Mobile Ltd. – ADR	1,240	62,099

TOTAL TELECOMMUNICATION SERVICES		62,099

UTILITIES – 2.1%
Electric Utilities – 2.1%
NV Energy, Inc.	12,420	134,012
PPL Corp.	4,030	132,829

TOTAL UTILITIES		266,841

Total Common Stocks (Cost $11,173,859)		$12,088,297

		Fair
Money Market Funds – 8.4%	Shares	Value

Federated Prime Cash Obligations Fund Institutional Class	424,000	$424,000
Fidelity Institutional Money Market Funds Money Market Portfolio – Class I	641,000	641,000

Total Money Market Funds (Cost $1,065,000)		$1,065,000

Total Investments – 103.4% (Cost $12,238,859) (b)		$13,153,297
Liabilities in Excess of Other Assets – (3.4)%		(435,495)

Net Assets – 100.0%		$12,717,802

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depository Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 8 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
U.S. Equity Portfolio

 Statement of Assets and Liabilities

June 30, 2009 (Unaudited)

Assets:
Investments in securities, at fair value (Cost $12,238,859)	$13,153,297
Cash	2,243
Receivable for securities sold	252,082
Receivable for fund shares sold	5,073
Dividends and accrued interest receivable	10,721
Prepaid expenses and other assets	95

Total assets	13,423,511

Liabilities:
Payable for securities purchased	686,986
Payable for fund shares redeemed	1,643
Payable for investment management services	8,081
Payable for compliance services	399
Accrued custody expense	258
Accrued professional fees	5,657
Accrued accounting fees	1,702
Accrued printing and filing fees	983

Total liabilities	705,709

Net assets	$12,717,802

Net assets consist of:
Par value, $1 per share	$1,681,300
Paid-in capital in excess of par value	20,275,248
Accumulated net realized loss on investments	(10,260,478)
Net unrealized appreciation on investments	914,438
Undistributed net investment income	107,294

Net assets	$12,717,802

Shares outstanding	1,681,300

Authorized Fund shares allocated to Portfolio	10,000,000

Net asset value per share	$7.56

 Statement of Operations

For the Six-Month Period Ended June 30, 2009 (Unaudited)

Investment income:
Interest	$2,828
Dividends (net of withholding tax of $2,098)	129,510

Total investment income	132,338

Expenses:
Management fees	43,981
Custodian fees	1,564
Directors’ fees	653
Professional fees	6,136
Accounting fees	5,229
Printing and filing fees	932
Compliance expense	2,563
Other	194

Total expenses	61,252

Net investment income	71,086

Realized/unrealized gain (loss) on investments:
Net realized gain (loss) on investments	(2,370,057)
Change in unrealized appreciation/depreciation on investments	1,774,894

Net realized/unrealized gain (loss) on investments	(595,163)

Change in net assets from operations	$(524,077)

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
U.S. Equity Portfolio

 Statements of Changes in Net Assets

	Six-Month Period	Year Ended
	Ended June 30, 2009	December 31,
	(Unaudited)	2008

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$71,086	$232,808
Net realized gain (loss) on investments and foreign currency related transactions	(2,370,057)	(7,848,066)
Change in unrealized appreciation/depreciation on investments and foreign currency related transactions	1,774,894	(4,466,554)

Change in net assets from operations	(524,077)	(12,081,812)

Distributions to shareholders:
Distributions from net investment income	—	(195,588)

Capital transactions:
Received from shares sold	1,687,304	5,488,668
Received from dividends reinvested	—	195,588
Paid for shares redeemed	(1,466,016)	(5,158,816)

Change in net assets from capital transactions	221,288	525,440

Change in net assets	(302,789)	(11,751,960)
Net Assets:
Beginning of period	13,020,591	24,772,551

End of period	$12,717,802	$13,020,591

Undistributed net investment income	$107,294	$36,208

 Financial Highlights

	Six-Month Period
	Ended June 30, 2009		Years Ended December 31,
	(Unaudited)		2008	2007	2006	2005

Selected Per-Share Data:
Net asset value, beginning of period	$7.91		$15.45	$13.70	$12.73	$11.71
Operations:
Net investment income	0.04		0.14	0.06	0.05	—
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	(0.39)		(7.56)	1.74	0.96	1.02

Total from operations	(0.35)		(7.42)	1.80	1.01	1.02

Distributions:
Distributions from net investment income	—		(0.12)	(0.05)	(0.04)	—

Net asset value, end of period	$7.56		$7.91	$15.45	$13.70	$12.73

Total return	–4.42	%(b)	–47.98%	13.17%	7.93%	8.71%
Ratios and supplemental data:
Net assets at end of period (millions)	$12.7		$13.0	$24.8	$21.7	$12.7
Ratios to average net assets:
Expenses	1.04	%(a)	0.96%	0.91%	0.96%	1.05%
Net investment income	1.21	%(a)	1.19%	0.41%	0.47%	0.03%
Portfolio turnover rate	101%		216%	128%	139%	136%

(a)	Annualized.

(b)	Not annualized.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Balanced Portfolio

 Objective/Strategy

The Balanced Portfolio seeks capital appreciation and income by investing within under-priced sectors and industries while maintaining a minimum of 25% of its assets in fixed income securities.

 Performance as of June 30, 2009

Average Annual Total Returns:
One year	-16.48%
Five Years	2.18%
Since inception (5/1/04)	2.83%

Past performance does not guarantee future results.  The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the six-month period ended June 30, 2009, the Balanced Portfolio returned 6.15% versus 3.83% for the current benchmark, which is composed of 60% S&P Composite 1500 Index and 40% Barclays Capital U.S. Universal Index.

Armageddon and then something slightly better than Armageddon were probably the dominant themes in the first half of 2009. From the first of the year through March 9th, stocks and bonds tumbled with no bottom in sight. The S&P Composite 1500 Index fell 24.90%, the Barclays Capital U.S. Universal Index fell 1.18%, and even the safe haven 10 year U.S. Treasury lost ground with its yield rising from 2.21% to 2.86%. Investors worried about a second Great Depression, bank and auto nationalization and hyperinflation all at the same time.

The only indicator that improved during this time frame was the TED Spread. The TED Spread, a gauge of banks’ willingness to lend to each other, fell from its 2009 high of 1.35% on January 1st to .95% on February 25th. This one improving indicator was prescient and it was the major banks that reversed the freefall on March 10th when Citigroup pre-announced a positive earnings surprise. This announcement, followed by other similar positive earnings announcements and the favorably perceived results of the major bank stress tests led markets on one of their best rallies ever. From the open on March 10th through the close on June 12th, the S&P Composite 1500 Index rose 41.76% while the Barclays Capital U.S. Universal Index rose 3.23%. The Barclays Capital U.S. Universal Index, fueled by strong gains in corporate bonds, advanced in spite of a tremendous rise in the 10 year U.S. Treasury yield from 2.86% on March 9 to 3.79% on June 12th.

The Portfolio outperformed this benchmark, returning 6.15%. This out-performance was generated by three key factors. First, the Portfolio held overweight positions in the three top performing equity sectors, Information Technology, Consumer Discretionary and Materials. Second, the Portfolio’s stock and industry holdings within key sectors greatly outperformed their benchmark returns. For example, the Portfolio’s holdings in the Materials sector returned 52.31% over the six-month period versus a 13.65% return for the S&P 1500 Materials Index and the Portfolio’s holdings in the Consumer Discretionary sector returned 35.82% versus a 17.06% return for the S&P 1500 Consumer Discretionary Index. Finally, the Portfolio’s fixed income allocation rose 6.81% over the six-month period outperforming the 3.35% return for the Barclays Capital U.S. Universal Index due to the Portfolio’s strong overweight position in corporate bonds and strong underweight position in Treasury bonds.(1)

Our top five contributors to return were Ashland, Inc., The TJX Cos., Inc., Massey Energy Co., Tech Data Corp. and Diamond Offshore Drilling, Inc. Our top five detractors from returns were DryShips, Inc., AFLAC, Inc., EZCORP, Inc., Pfizer, Inc. and Exxon Mobil Corp. The five best overall performers were Ashland, Inc. up 138%, Tech Data Corp. up 83.3%, Insight Enterprises, Inc. up 67.5%, The TJX Cos., Inc. up 54.3% and Massey Energy Co. up 63.6%. The five worst performers were DryShips, Inc. down 64.8%, Bank of America Corp. down 55.7%, AFLAC, Inc. down 52%, EZCORP, Inc. down 29.3% and U.S. Bancorp down 27.9%.(1)

Given this recent pullback in equities along with falling corporate bond yields, we see considerable value in the equity market. As of July 1, 2009, we measure the overall equity market at a 1.14 V/P (value-to-price). At the same time, given abnormally wide credit spreads we continue to see very compelling risk adjusted value in corporate bonds. Given the relative safety of corporate bonds over equities, we will continue to overweight corporate bonds until equities become more compelling on a risk adjusted basis. In the fixed income portion of our Portfolio, we will continue to overweight corporate bonds over Treasury bonds and believe the de-linked returns between the two could continue with corporate bonds rising in price despite rising Treasury yields. In the equity portion of our Portfolio, we continue to favor the more cyclical sectors of Information Technology, Energy, Materials, Industrials and Consumer Discretionary over the countercyclical Telecommunication Services & Utilities, Consumer Staples and Health Care sectors. In sum, we believe we are approaching a recovery — not Armageddon — and we believe investors will continue to bid up risky assets as this view becomes more prevalent.(1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2009.

(continued)

Ohio National Fund, Inc.
Balanced Portfolio (Continued)

 Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P Composite 1500 Index is a broad-based capitalization-weighted Index of 1500 U.S. Companies and is comprised of the S&P 400, S&P 500, and the S&P 600. The index was developed with a base value of 100 as of December 30, 1994. The index presented herein includes the effects of reinvested dividends.

As a result of the integration of the fixed income businesses of Lehman Brothers into Barclays Capital, the bond component of the benchmark has been renamed from the Lehman Brothers U.S. Universal Index to the Barclays Capital U.S. Universal Index. The Barclays Capital U.S. Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the Commercial Mortgage-Backed Securities (CMBS) Index and the CMBS High-Yield Index. All securities in this market-value weighted index have at least one year remaining to maturity and meet certain minimum issue size criteria.

 Top 10 Portfolio Holdings as of June 30, 2009 (1) (2)

		% of Net Assets

1.	Daimler Finance North America LLC 8.000%, 06/15/2010	2.3
2.	PPL Energy Supply LLC 6.500%, 05/01/2018	2.3
3.	Exxon Mobil Corp.	2.0
4.	Morgan Stanley Capital Trust VI 6.600%, cumulative	1.8
5.	Wells Fargo Capital XI 6.250%, cumulative	1.8
6.	Rohm & Haas Co. 5.600%, 03/15/2013	1.8
7.	TJX Cos., Inc. / The	1.7
8.	American Express Credit Corp. 0.431%, 02/24/2012	1.6
9.	Google, Inc. Class A	1.5
10.	International Business Machines Corp.	1.5

 Portfolio Composition as of June 30, 2009 (1)

% of Net Assets
Common Stocks (3)	55.8
Preferred Stocks (3)	3.6
Corporate Bonds (3)	37.9
U.S. Government Agency Issues	2.2
Money Market Funds and
Other Net Assets	0.5

100.0

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors (combined):

% of Net Assets

Financials	26.5
Information Technology	12.9
Utilities	11.1
Consumer Discretionary	10.9
Energy	9.3
Industrials	8.5
Materials	8.1
Consumer Staples	4.8
Telecommunication Services	3.2
Health Care	2.0

97.3

Ohio National Fund, Inc.
Balanced Portfolio

Schedule of Investments	June 30, 2009 (Unaudited)

		Fair
Common Stocks – 55.8%	Shares	Value

CONSUMER DISCRETIONARY – 4.5%
Multiline Retail – 1.0%
Target Corp.	2,700	$106,569

Specialty Retail – 2.8%
GameStop Corp. Class A (a)	1,000	22,010
Guess?, Inc.	4,210	108,534
TJX Cos., Inc. / The	6,000	188,760

		319,304

Textiles, Apparel & Luxury Goods – 0.7%
NIKE, Inc. Class B	1,500	77,670

TOTAL CONSUMER DISCRETIONARY		503,543

CONSUMER STAPLES – 3.0%
Beverages – 0.7%
Coca-Cola Co. / The	1,500	71,985

Food & Staples Retailing – 1.8%
CVS Caremark Corp.	3,600	114,732
Kroger Co. / The	4,000	88,200

		202,932

Household Products – 0.5%
Kimberly-Clark Corp.	1,100	57,673

TOTAL CONSUMER STAPLES		332,590

ENERGY – 8.3%
Energy Equipment & Services – 3.1%
Diamond Offshore Drilling, Inc.	1,300	107,965
National Oilwell Varco, Inc. (a)	2,100	68,586
Tidewater, Inc.	1,700	72,879
Transocean Ltd. (a)	1,300	96,577

		346,007

Oil, Gas & Consumable Fuels – 5.2%
Chevron Corp.	2,500	165,625
Exxon Mobil Corp.	3,250	227,208
Massey Energy Co.	4,600	89,884
PetroChina Co Ltd. – ADR	500	55,240
StatoilHydro ASA – ADR	2,500	49,425

		587,382

TOTAL ENERGY		933,389

FINANCIALS – 9.2%
Commercial Banks – 0.9%
Shinhan Financial Group Co. Ltd. – ADR	1,000	50,830
U.S. Bancorp	3,000	53,760

		104,590

Consumer Finance – 1.8%
EZCORP, Inc. (a)	9,000	97,020
World Acceptance Corp. (a)	5,400	107,514

		204,534

Diversified Financial Services – 0.7%
JPMorgan Chase & Co.	2,250	76,747

Insurance – 4.7%
Aflac, Inc.	1,700	52,853
Allstate Corp. / The	2,500	61,000
Delphi Financial Group Class A	3,000	58,290
HCC Insurance Holdings, Inc.	4,500	108,045
Reinsurance Group America, Inc.	1,000	34,910
Sun Life Financial, Inc.	2,500	67,300
Travelers Companies, Inc. / The	1,500	61,560
Willis Group Holdings Ltd.	3,500	90,055

		534,013

Real Estate Investment Trusts – 1.1%
Annaly Capital Management, Inc.	7,800	118,092

TOTAL FINANCIALS		1,037,976

HEALTH CARE – 2.0%
Health Care Providers & Services – 2.0%
Aetna, Inc.	3,000	75,150
AmerisourceBergen Corp.	2,000	35,480
Cardinal Health, Inc.	1,000	30,550
McKesson Corp.	2,000	88,000

TOTAL HEALTH CARE		229,180

INDUSTRIALS – 6.5%
Aerospace & Defense – 2.8%
Boeing Co. / The	2,500	106,250
Lockheed Martin Corp.	1,500	120,975
Northrop Grumman Corp.	2,000	91,360

		318,585

Commercial Services & Supplies – 0.6%
Pitney Bowes, Inc.	3,000	65,790

Electrical Equipment – 0.6%
Hubbell, Inc.	2,000	64,120

Machinery – 0.6%
Parker Hannifin Corp.	1,500	64,440

Road & Rail – 1.9%
Burlington Northern Santa Fe Corp.	1,500	110,310
Union Pacific Corp.	2,100	109,326

		219,636

TOTAL INDUSTRIALS		732,571

INFORMATION TECHNOLOGY – 10.5%
Computers & Peripherals – 2.1%
Dell, Inc. (a)	5,000	68,650
International Business Machines Corp.	1,600	167,072

		235,722

Electronic Equipment, Instruments & Components – 1.9%
Avnet, Inc. (a)	2,500	52,575
Insight Enterprises, Inc. (a)	5,000	48,300
Tech Data Corp. (a)	3,500	114,485

		215,360

Internet Software & Services – 1.5%
Google, Inc. Class A (a)	400	168,636

IT Services – 3.9%
Accenture Ltd.	3,380	113,095
Automatic Data Processing, Inc.	2,500	88,600
Cognizant Technology Solutions Corp. Class A (a)	3,810	101,727

(continued)

Ohio National Fund, Inc.
Balanced Portfolio (Continued)

Schedule of Investments	June 30, 2009 (Unaudited)

		Fair
Common Stocks – 55.8%	Shares	Value

IT Services (continued)
Lender Processing Services, Inc.	2,000	$55,540
Mastercard, Inc. Class A	520	87,001

		445,963

Software – 1.1%
Microsoft Corp.	5,020	119,325

TOTAL INFORMATION TECHNOLOGY		1,185,006

MATERIALS – 3.1%
Chemicals – 3.1%
Ashland Inc.	1,500	42,075
FMC Corp.	2,000	94,600
Lubrizol Corp.	2,500	118,275
Potash Corp. of Saskatchewan, Inc.	1,000	93,050

TOTAL MATERIALS		348,000

TELECOMMUNICATION SERVICES – 2.8%
Diversified Telecommunication Services – 1.9%
AT&T, Inc.	4,600	114,264
Telefonica SA – ADR	1,520	103,193

		217,457

Wireless Telecommunication Services – 0.9%
China Mobile Ltd. – ADR	2,000	100,160

TOTAL TELECOMMUNICATION SERVICES		317,617

UTILITIES – 5.9%
Electric Utilities – 4.1%
Entergy Corp.	1,500	116,280
FPL Group, Inc.	2,000	113,720
NV Energy, Inc.	10,000	107,900
Portland General Electric Co.	6,500	126,620

		464,520

Multi-Utilities – 1.8%
Public Service Enterprise Group, Inc.	2,500	81,575
Sempra Energy	2,300	114,149

		195,724

TOTAL UTILITIES		660,244

Total Common Stocks (Cost $6,707,262)		$6,280,116

		Fair
Preferred Stocks – 3.6%	Shares	Value

FINANCIALS – 3.6%
Capital Markets – 1.8%
Morgan Stanley Capital Trust VI
6.600%, cumulative	10,000	$203,700

Commercial Banks – 1.8%
Wells Fargo Capital XI
6.250%, cumulative	10,000	199,900

Total Preferred Stocks (Cost $357,210)		$403,600

	Face	Fair
Corporate Bonds – 37.9%	Amount	Value

CONSUMER DISCRETIONARY – 6.4%
Automobiles – 2.6%
Daimler Finance North America LLC
8.000%, 06/15/2010	$250,000	$258,179
6.500%, 11/15/2013	30,000	30,525

		288,704

Household Durables – 1.4%
Black & Decker Corp. / The
8.950%, 04/15/2014	100,000	109,748
Fortune Brands, Inc.
4.875%, 12/01/2013	50,000	48,723

		158,471

Leisure Equipment & Products – 0.3%
Eastman Kodak Co.
7.250%, 11/15/2013	50,000	30,750

Multiline Retail – 1.4%
Dillard’s, Inc.
9.500%, 09/01/2009	15,000	14,962
9.125%, 08/01/2011	46,000	42,090
Nordstrom, Inc.
6.750%, 06/01/2014	100,000	104,059

		161,111

Specialty Retail – 0.7%
Rent-A-Center, Inc.
7.500%, 05/01/2010	84,000	84,420

TOTAL CONSUMER DISCRETIONARY		723,456

CONSUMER STAPLES – 1.8%
Food & Staples Retailing – 0.4%
SUPERVALU, Inc.
7.875%, 08/01/2009	50,000	50,250

Food Products – 0.5%
Kraft Foods, Inc.
6.125%, 02/01/2018	50,000	51,782

Tobacco – 0.9%
Reynolds American, Inc.
7.250%, 06/01/2013	100,000	102,922

TOTAL CONSUMER STAPLES		204,954

ENERGY – 1.0%
Oil, Gas & Consumable Fuels – 1.0%
Petrobras International Finance Co.
7.750%, 09/15/2014	50,000	57,250
Williams Companies, Inc. / The
7.125%, 09/01/2011	50,000	51,018

TOTAL ENERGY		108,268

FINANCIALS – 13.7%
Capital Markets – 5.1%
Goldman Sachs Group, Inc. / The
5.125%, 01/15/2015	100,000	98,479
Merrill Lynch & Co., Inc.
5.450%, 02/05/2013	150,000	146,111
5.000%, 02/03/2014	10,000	9,603
1.670%, 05/05/2014 (b)	150,000	121,793

(continued)

Ohio National Fund, Inc.
Balanced Portfolio (Continued)

Schedule of Investments	June 30, 2009 (Unaudited)

	Face	Fair
Corporate Bonds – 37.9%	Amount	Value

Capital Markets (continued)
Morgan Stanley
1.411%, 01/15/2010 (b)	$100,000	$99,122
5.375%, 10/15/2015	100,000	98,114

		573,222

Commercial Banks – 0.7%
Wells Fargo Bank
1.064%, 05/16/2016 (b)	100,000	75,737

Consumer Finance – 3.3%
American Express Credit Corp.
0.431%, 02/24/2012 (b)	200,000	181,012
HSBC Finance Corp.
7.000%, 05/15/2012	50,000	51,581
6.375%, 11/27/2012	50,000	50,896
1.460%, 11/10/2013 (b)	100,000	87,798

		371,287

Diversified Financial Services – 2.1%
Bank of America NA
0.929%, 06/15/2017 (b)	50,000	33,667
Caterpillar Financial Services Corp.
4.000%, 07/15/2009	10,000	10,007
CIT Group, Inc.
5.850%, 09/15/2016	100,000	56,527
Citigroup, Inc.
5.300%, 10/17/2012	50,000	48,263
5.125%, 05/05/2014	40,000	36,452
General Electric Capital Corp.
1.478%, 02/01/2011 (b)	50,000	48,429

		233,345

Insurance – 1.7%
GE Insurance Solutions Corp.
7.000%, 02/15/2026	40,000	31,423
Hartford Financial Services Group, Inc. / The
5.250%, 10/15/2011	50,000	48,350
Prudential Financial, Inc.
5.100%, 09/20/2014	100,000	94,588
Unum Group
7.190%, 02/01/2028	30,000	17,829

		192,190

Real Estate Investment Trusts – 0.8%
Simon Property Group LP
5.450%, 03/15/2013	100,000	96,744

TOTAL FINANCIALS		1,542,525

INDUSTRIALS – 2.0%
Industrial Conglomerates – 0.1%
General Electric Co.
5.000%, 02/01/2013	15,000	15,621

Machinery – 1.0%
Ingersoll-Rand Global Holding Co.
9.500%, 04/15/2014	100,000	109,614

Road & Rail – 0.9%
Ryder System, Inc.
5.000%, 04/01/2011	100,000	98,386

TOTAL INDUSTRIALS		223,621

INFORMATION TECHNOLOGY – 2.4%
Computers & Peripherals – 0.6%
International Business Machines Corp.
8.375%, 11/01/2019	50,000	61,892

IT Services – 0.9%
Western Union Co. / The
5.400%, 11/17/2011	100,000	104,572

Office Electronics – 0.9%
Xerox Corp.
5.650%, 05/15/2013	100,000	98,859

TOTAL INFORMATION TECHNOLOGY		265,323

MATERIALS – 5.0%
Chemicals – 4.1%
Dow Chemical Co. / The
6.000%, 10/01/2012	100,000	101,315
7.600%, 05/15/2014	100,000	103,104
E.I. du Pont de Nemours & Co.
5.000%, 07/15/2013	50,000	52,629
Rohm & Haas Co.
5.600%, 03/15/2013	200,000	197,872

		454,920

Metals & Mining – 0.9%
Alcoa, Inc.
6.500%, 06/01/2011	100,000	101,993

TOTAL MATERIALS		556,913

TELECOMMUNICATION SERVICES – 0.4%
Diversified Telecommunication Services – 0.4%
AT&T, Inc.
4.125%, 09/15/2009	50,000	50,254

TOTAL TELECOMMUNICATION SERVICES		50,254

UTILITIES – 5.2%
Electric Utilities – 3.0%
Arizona Public Service Co.
6.375%, 10/15/2011	50,000	51,896
DPL, Inc.
6.875%, 09/01/2011	150,000	157,705
Exelon Generation Co. LLC
5.350%, 01/15/2014	100,000	100,265
PSEG Energy Holdings LLC
8.500%, 06/15/2011	25,000	25,365

		335,231

Independent Power Producers & Energy Traders – 2.2%
PPL Energy Supply LLC
6.500%, 05/01/2018	250,000	254,228

TOTAL UTILITIES		589,459

Total Corporate Bonds (Cost $4,286,919)		$4,264,773

(continued)

Ohio National Fund, Inc.
Balanced Portfolio (Continued)

Schedule of Investments	June 30, 2009 (Unaudited)

	Face	Fair
U.S. Government Agency Issues – 2.2%	Amount	Value

Federal Home Loan Bank 4.500%, 09/16/2013	$20,000	$21,455
5.375%, 08/15/2018	20,000	21,541
Federal National Mortgage Association 5.500%, 03/15/2011	100,000	107,537
5.250%, 08/01/2012	100,000	103,983

Total U.S. Government Agency Issues (Cost $241,143)		$254,516

		Fair
Money Market Funds – 0.5%	Shares	Value

Fidelity Institutional Money Market Funds Money Market Portfolio – Class I	56,000	$56,000

Total Money Market Funds (Cost $56,000)		$56,000

Total Investments – 100.0% (Cost $11,648,534) (c)		$11,259,005
Other Assets in Excess of Liabilities – 0.0%		4,508

Net Assets – 100.0%		$11,263,513

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depository Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Security is a variable rate instrument in which the coupon rate is adjusted monthly or quarterly in concert with U.S. LIBOR or Consumer Price Index. Interest rates stated are those in effect at June 30, 2009.

(c)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 8 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements

Ohio National Fund, Inc.
Balanced Portfolio

 Statement of Assets and Liabilities

June 30, 2009 (Unaudited)

Assets:
Investments in securities, at fair value (Cost $11,648,534)	$11,259,005
Cash	3,115
Receivable for fund shares sold	4,479
Dividends and accrued interest receivable	75,647
Prepaid expenses and other assets	63

Total assets	11,342,309

Liabilities:
Payable for securities purchased	58,096
Payable for fund shares redeemed	3,812
Payable for investment management services	6,903
Payable for compliance services	399
Accrued custody expense	33
Accrued professional fees	5,656
Accrued accounting fees	2,503
Accrued printing and filing fees	807
Other accrued expenses	587

Total liabilities	78,796

Net assets	$11,263,513

Net assets consist of:
Par value, $1 per share	$987,612
Paid-in capital in excess of par value	12,222,196
Accumulated net realized loss on investments	(1,974,655)
Net unrealized depreciation on investments	(389,529)
Undistributed net investment income	417,889

Net assets	$11,263,513

Shares outstanding	987,612

Authorized Fund shares allocated to Portfolio	5,000,000

Net asset value per share	$11.40

 Statement of Operations

For the Six-Month Period Ended June 30, 2009 (Unaudited)

Investment income:
Interest	$109,097
Dividends (net of withholding tax of $2,319)	112,254

Total investment income	221,351

Expenses:
Management fees	36,613
Custodian fees	446
Directors’ fees	558
Professional fees	6,087
Accounting fees	7,391
Printing and filing fees	793
Compliance expense	2,563
Other	140

Total expenses	54,591

Net investment income	166,760

Realized/unrealized gain (loss) on investments:
Net realized gain (loss) on investments	(444,959)
Change in unrealized appreciation/depreciation
on investments	920,621

Net realized/unrealized gain (loss) on
investments	475,662

Change in net assets from operations	$642,422

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Balanced Portfolio

 Statements of Changes in Net Assets

	Six-Month Period	Year Ended
	Ended June 30, 2009	December 31,
	(Unaudited)	2008

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$166,760	$251,540
Net realized gain (loss) on investments and foreign currency related transactions	(444,959)	(1,530,107)
Change in unrealized appreciation/depreciation on investments	920,621	(2,184,764)

Change in net assets from operations	642,422	(3,463,331)

Capital transactions:
Received from shares sold	2,332,100	5,969,464
Paid for shares redeemed	(1,336,580)	(3,837,953)

Change in net assets from capital transactions	995,520	2,131,511

Change in net assets	1,637,942	(1,331,820)
Net Assets:
Beginning of period	9,625,571	10,957,391

End of period	$11,263,513	$9,625,571

Undistributed net investment income	$417,889	$251,129

 Financial Highlights

	Six-Month Period
	Ended June 30, 2009		Years Ended December 31,
	(Unaudited)		2008	2007	2006	2005

Selected Per-Share Data:
Net asset value, beginning of period	$10.74		$14.70	$13.09	$11.70	$11.33
Operations:
Net investment income	0.14		0.25	0.20	0.17	0.06
Net realized and unrealized gain (loss) on investments
and foreign currency related transactions	0.52		(4.21)	1.41	1.37	0.33

Total from operations	0.66		(3.96)	1.61	1.54	0.39

Distributions:
Distributions from net investment income	—		—	—	(0.15)	(0.02)

Net asset value, end of period	$11.40		$10.74	$14.70	$13.09	$11.70

Total return	6.15	%(b)	–26.94%	12.30%	13.12%	3.47%
Ratios and supplemental data:
Net assets at end of period (millions)	$11.3		$9.6	$11.0	$7.6	$4.1
Ratios to average net assets:
Ratios net of expenses reduced or reimbursed by adviser:
Expenses	1.12	%(a)	1.09%	1.13%	1.31%	1.50%
Net investment income	3.41	%(a)	2.29%	1.77%	1.95%	0.99%
Ratios assuming no expenses reduced or reimbursed by adviser:
Expenses	1.12	%(a)	1.09%	1.13%	1.31%	1.55%
Portfolio turnover rate	50%		80%	81%	105%	118%

(a)	Annualized.

(b)	Not annualized.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Income Opportunity Portfolio

 Objective/Strategy

The Income Opportunity Portfolio seeks modest capital appreciation and maximization of realized gains by investing within under-priced industries.

 Performance as of June 30, 2009

Average Annual Total Returns:
One year	-17.64%
Five Years	-0.94%
Since inception (5/1/04)	-0.47%

Past performance does not guarantee future results.  The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the six-month period ended June 30, 2009, the Income Opportunity Portfolio returned -1.31% versus 3.47% for the current benchmark, the S&P Composite 1500 Index.

The first half of 2009 continued to be a period of historically high volatility in the equity market. From the end of 2008 to March 9, 2009 the S&P 500 Index declined 24.6%. Troubled by the prospect of economic collapse, investors watched the market sink to new depths on the heels of one of the worst calendar year declines in stock market history. On March 9, however, the market changed course, and the S&P 500 Index rallied to gain 37.8% over a two-month period that ended on May 8, 2009. Tensions eased as investors grew more confident that we had avoided another Great Depression.

By the end of the historic roller coaster ride, the S&P 500 Index was up 3.2% for the first half of 2009. Over the course of six months, economic data slowly stabilized, evolving from disastrous in the first quarter – the gross domestic product (GDP) was down 5.5% — to less disastrous in the second quarter, with GDP estimates coming in at -1.8%. Although a GDP estimate of -1.8% is poor by almost any measure, the estimates did show improvement relative to the doomsday scenarios that were playing out almost daily in the media. Evidently relieved by this less aggressive than anticipated decline in GDP, investors rushed in to scoop up potential bargains with the mindset that the worst of the longest recession since the Great Depression was stabilizing.

Signs of a bottoming economy notwithstanding, the Financials sector remained under pressure as concerns over the banking system weighed heavily on financial stocks. Of the ten economic sectors tracked by Standard & Poor’s, the Financials sector was the worst performer for the first half of the year, declining 5.6% over this six-month period. On the flipside, investors aggressively bought Information Technology issues with that sector rising 24.6% between the beginning of January and the end of June.

Amid the volatility of the first half of the year and the wide disparity of performance at the sector level, the options hedging strategy utilized in managing the Portfolio helped smooth the impact of the market’s ups and downs. The Portfolio was down less during the sharp decline, but, by design, the Portfolio did not fully participate in the rally off the March 9 low. Thus, the Portfolio met one of its primary objectives: reducing the effects of volatility on the Portfolio relative to its broad based benchmark: the S&P Composite 1500 Index.

The Portfolio’s underperformance to its benchmark, the S&P Composite 1500 Index, is attributable primarily to the following: the steady decline in index-option premiums over the six-month period reduced the number of dollars taken in by the Portfolio and the parabolic rise in the market over the two-month period cited earlier created one of the worst case scenarios for a covered call writing strategy. The Portfolio’s ability to partially participate in the rally, as would normally be the case, was greatly compromised when the market simply ran too far too fast. The rally’s pace made it extremely difficult to adjust the index options higher in a timely manner. The underlying equities held in the Portfolio underperformed the benchmark index. As a result, even though the Portfolio met its objective of reducing the effects of volatility relative to the broader market, the Portfolio was unable to outperform its broad-based index.(1)

The Portfolio’s performance at the sector level, similar to the market, was led by a positive 3.95% contribution from its Information Technology holdings, while its Financial holdings had a negative contribution of -4.54%. Drilling down to the company level, the five largest positive contributors to the Portfolio’s performance were The Goldman Sachs Group, Inc., Ashland, Inc., Intel Corp., International Business Machines Corp., and Cognizant Technology Solutions Corp. The five largest detractors from performance were MetLife, Inc., SkyWest, Inc., The Hartford Financial Services Group, Inc., Sunoco, Inc., and Wells Fargo & Co.(1)

As we enter the second half of this year, our model calculates a 14% upside potential for the U.S. market. The consensus among roughly 80 economists recently surveyed by Bloomberg suggests that the economy will turn the corner at some point during the third quarter of this year. While doubts remain about the economic condition of the country, the stock market has historically led economic troughs by about six months. Thus, if the economists surveyed by Bloomberg are correct, we would expect to see stocks rally in anticipation of the economic turnaround. And if the rally does occur, we believe cyclically oriented sectors and industries will lead the way as the economy gains strength.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2009.

(continued)

Ohio National Fund, Inc.
Income Opportunity Portfolio (Continued)

 Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P Composite 1500 Index is a broad-based capitalization-weighted index of 1500 U.S. Companies and is comprised of the S&P 400, S&P 500, and the S&P 600. The index was developed with a base value of 100 as of December 30, 1994. The index presented herein includes the effects of reinvested dividends.

 Portfolio Composition as of June 30, 2009 (1)

% of Net Assets

Common Stocks (3)	96.7
Purchased Options	0.2
Written Options Outstanding	(3.1)
Money Market Funds
Less Net Liabilities	6.2

100.0

 Top 10 Portfolio Holdings as of June 30, 2009 (1) (2)

		% of Net Assets

1.	Goldman Sachs Group, Inc. / The	4.2
2.	Google, Inc. Class A	3.2
3.	Microsoft Corp.	3.0
4.	International Business Machines Corp.	2.5
5.	Intel Corp.	2.2
6.	Bank of America Corp.	2.0
7.	Occidental Petroleum Corp.	2.0
8.	JPMorgan Chase & Co.	1.8
9.	Middleby Corp. / The	1.7
10.	Research In Motion Ltd.	1.6

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets

Financials	21.0
Information Technology	20.3
Industrials	17.8
Energy	10.9
Materials	9.8
Consumer Discretionary	8.8
Consumer Staples	3.3
Health Care	2.9
Telecommunication Services	1.2
Utilities	0.7

96.7

Ohio National Fund, Inc.
Income Opportunity Portfolio

Schedule of Investments	June 30, 2009 (Unaudited)

		Fair
Common Stocks – 96.7%	Shares	Value

CONSUMER DISCRETIONARY – 8.8%
Hotels, Restaurants & Leisure – 3.1%
Carnival Corp.	1,600	$41,232
CEC Entertainment, Inc. (a) (b)	1,500	44,220
Red Robin Gourmet Burgers, Inc. (a)	1,800	33,750
Royal Caribbean Cruises Ltd.	3,300	44,682

		163,884

Household Durables – 1.5%
Desarrolladora Homex SAB de CV – ADR (a)	1,000	27,890
KB Home	1,300	17,784
Ryland Group, Inc. (b)	1,900	31,844

		77,518

Specialty Retail – 1.6%
Guess?, Inc. (b)	1,700	43,826
TJX Cos., Inc. / The (b)	1,300	40,898

		84,724

Textiles, Apparel & Luxury Goods – 2.6%
Fossil, Inc. (a)	1,100	26,488
NIKE, Inc. Class B (b)	900	46,602
V.F. Corp.	500	27,675
Wolverine World Wide, Inc. (b)	1,800	39,708

		140,473

TOTAL CONSUMER DISCRETIONARY		466,599

CONSUMER STAPLES – 3.3%
Beverages – 0.8%
Pepsi Bottling Group, Inc. / The (b)	900	30,456
PepsiCo, Inc.	200	10,992

		41,448

Food & Staples Retailing – 1.5%
Sysco Corp. (b)	2,000	44,960
Wal-Mart Stores, Inc.	700	33,908

		78,868

Personal Products – 0.3%
Nu Skin Enterprises, Inc. Class A	1,300	19,890

Tobacco – 0.7%
Altria Group, Inc. (b)	2,200	36,058

TOTAL CONSUMER STAPLES		176,264

ENERGY – 10.9%
Energy Equipment & Services – 5.9%
Atwood Oceanics, Inc. (a) (b)	3,100	77,221
Diamond Offshore Drilling, Inc. (b)	600	49,830
Gulfmark Offshore, Inc. (a) (b)	1,200	33,120
Hornbeck Offshore Services, Inc. (a)	1,700	36,363
National Oilwell Varco, Inc. (a) (b)	2,000	65,320
Transocean Ltd. (a) (b)	700	52,003

		313,857

Oil, Gas & Consumable Fuels – 5.0%
Alliance Resource Partners, LP (b)	1,200	39,000
CONSOL Energy, Inc. (b)	1,600	54,336
Murphy Oil Corp. (b)	700	38,024
Occidental Petroleum Corp. (b)	1,600	105,296
Sasol Ltd. – ADR (b)	900	31,338

		267,994

TOTAL ENERGY		581,851

FINANCIALS – 21.0%
Capital Markets – 7.7%
Ameriprise Financial, Inc. (b)	1,300	31,551
Deutsche Bank AG (b)	700	42,700
Goldman Sachs Group, Inc. / The (b)	1,500	221,160
Morgan Stanley (b)	1,600	45,616
State Street Corp. (b)	1,500	70,800

		411,827

Commercial Banks – 3.1%
Banco Santander S.A. – ADR (b)	3,500	42,350
Credicorp Ltd. (b)	800	46,560
Shinhan Financial Group Co. Ltd. – ADR (b)	600	30,498
Wells Fargo & Co. (b)	1,800	43,668

		163,076

Consumer Finance – 0.7%
Dollar Financial Corp. (a) (b)	2,800	38,612

Diversified Financial Services – 4.7%
Bank of America Corp. (b)	8,100	106,920
ING Groep N.V. – ADR (b)	4,500	45,630
JPMorgan Chase & Co. (b)	2,800	95,508

		248,058

Insurance – 4.3%
Allianz SE – ADR (b)	3,300	30,393
Delphi Financial Group – Class A (b)	1,500	29,145
Hartford Financial Services Group, Inc. / The (b)	1,400	16,618
MetLife, Inc. (b)	900	27,009
Prudential Financial, Inc. (b)	1,900	70,718
Willis Group Holdings Ltd.	1,000	25,730
XL Capital Ltd. Class A (b)	2,300	26,358

		225,971

Real Estate Investment Trusts – 0.5%
Anworth Mortgage Asset Corp.	4,000	28,840

TOTAL FINANCIALS		1,116,384

HEALTH CARE – 2.9%
Health Care Providers & Services – 1.7%
Air Methods Corp. (a) (b)	1,200	32,832
CIGNA Corp.	1,500	36,135
Quest Diagnostics, Inc.	400	22,572

		91,539

(continued)

Ohio National Fund, Inc.
Income Opportunity Portfolio (Continued)

Schedule of Investments	June 30, 2009 (Unaudited)

		Fair
Common Stocks – 96.7%	Shares	Value

Pharmaceuticals – 1.2%
Allergan, Inc. (b)	600	$28,548
Eli Lilly & Co.	438	15,172
Medicis Pharmaceutical Corp. Class A	1,000	16,320

		60,040

TOTAL HEALTH CARE		151,579

INDUSTRIALS – 17.8%
Aerospace & Defense – 3.4%
BE Aerospace, Inc. (a) (b)	4,600	66,056
Lockheed Martin Corp. (b)	500	40,325
United Technologies Corp. (b)	1,400	72,744

		179,125

Building Products – 0.6%
Lennox International, Inc.	1,000	32,110

Commercial Services & Supplies – 1.9%
Cintas Corp.	1,100	25,124
Consolidated Graphics, Inc. (a)	1,400	24,388
R.R. Donnelley & Sons Co. (b)	4,400	51,128

		100,640

Construction & Engineering – 0.7%
EMCOR Group, Inc. (a)	900	18,108
Jacobs Engineering Group, Inc. (a)	400	16,836

		34,944

Electrical Equipment – 3.9%
Cooper Industries Ltd. Class A	800	24,840
First Solar, Inc. (a) (b)	400	64,848
Hubbell, Inc. (b)	1,400	44,884
Rockwell Automation, Inc.	2,300	73,876

		208,448

Industrial Conglomerates – 1.0%
Siemens AG – ADR	800	55,352

Machinery – 3.2%
Crane Co.	2,000	44,620
Ingersoll-Rand Co. Ltd. Class A (b)	1,800	37,620
Middleby Corp. / The (a) (b)	2,000	87,840

		170,080

Marine – 1.1%
Diana Shipping, Inc.	800	10,656
Genco Shipping & Trading Ltd.	2,250	48,870

		59,526

Road & Rail – 2.0%
Burlington Northern Santa Fe Corp.	700	51,478
Union Pacific Corp.	1,100	57,266

		108,744

TOTAL INDUSTRIALS		948,969

INFORMATION TECHNOLOGY – 20.3%
Communications Equipment – 1.6%
Research In Motion Ltd. (a) (b)	1,200	85,260

Computers & Peripherals – 4.7%
Apple, Inc. (a) (b)	300	42,729
Hewlett-Packard Co.	1,800	69,570
International Business Machines Corp. (b)	1,300	135,746

		248,045

Electronic Equipment & Instruments – 2.1%
Arrow Electronics, Inc. (a)	2,200	46,728
Jabil Circuit, Inc. (b)	4,700	34,874
SYNNEX Corp. (a) (b)	1,200	29,988

		111,590

Internet Software & Services – 3.6%
eBay, Inc. (a)	1,200	20,556
Google, Inc. Class A (a) (b)	400	168,636

		189,192

IT Services – 3.1%
Cognizant Technology Solutions Corp. Class A (a)	1,800	48,060
Computer Sciences Corp. (a)	500	22,150
Convergys Corp. (a)	2,300	21,344
Fiserv, Inc. (a)	700	31,990
Visa, Inc. Class A	700	43,582

		167,126

Semiconductors & Semiconductor Equipment – 2.2%
Intel Corp. (b)	7,200	119,160

Software – 3.0%
Microsoft Corp. (b)	6,700	159,259

TOTAL INFORMATION TECHNOLOGY		1,079,632

MATERIALS – 9.8%
Chemicals – 5.6%
Ashland, Inc.	2,000	56,100
Celanese Corp. Class A	2,800	66,500
Mosaic Co. / The	1,300	57,590
Nalco Holding Co.	1,500	25,260
Potash Corp. of Saskatchewan, Inc. (b)	700	65,135
Rockwood Holdings, Inc. (a)	2,000	29,280

		299,865

Containers & Packaging – 1.9%
Bemis Co., Inc	700	17,640
Owens-Illinois, Inc. (a)	1,000	28,010
Rock-Tenn Co. Class A	1,100	41,976
Sonoco Products Co.	600	14,370

		101,996

Metals & Mining – 2.3%
Mechel OAO – ADR	2,000	16,700
Reliance Steel & Aluminum Co.	800	30,712
Schnitzer Steel Industries, Inc.	500	26,430
Walter Energy, Inc. (b)	1,300	47,112

		120,954

TOTAL MATERIALS		522,815

(continued)

Ohio National Fund, Inc.
Income Opportunity Portfolio (Continued)

Schedule of Investments	June 30, 2009 (Unaudited)

		Fair
Common Stocks – 96.7%	Shares	Value

TELECOMMUNICATION SERVICES – 1.2%
Diversified Telecommunication Services – 1.2%
AT&T, Inc.	1,300	$32,292
Verizon Communications, Inc.	1,100	33,803

		66,095

TOTAL TELECOMMUNICATION SERVICES		66,095

UTILITIES – 0.7%
Gas Utilities – 0.7%
AGL Resources, Inc.	1,100	34,980

TOTAL UTILITIES		34,980

Total Common Stocks (Cost $4,685,012)		$5,145,168

		Fair
Purchased Options – 0.2%	Contracts (c)	Value

S&P 500 Put Option
Expiration: August 2009, Exercise Price: $765.00	21	$9,660

Total Purchased Options (Cost $10,363)		$9,660

		Fair
Money Market Funds – 8.0%	Shares	Value

Federated Prime Cash Obligations Fund
Institutional Class	155,000	$155,000
Fidelity Institutional Money Market Funds Money Market Portfolio – Class I	155,000	155,000
Fidelity Institutional Money Market Funds Prime Money Market Portfolio – Class I	117,000	117,000

Total Money Market Funds (Cost $472,000)		$427,000

Total Investments – 104.9% (Cost $5,122,375) (d)		$5,581,829
Total Written Options Outstanding – (3.1%) (see following schedule)		(164,700)
Liabilities in Excess of Other Assets – (1.8)%		(93,603)

Net Assets – 100.0%		$5,323,526

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depository Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Security is fully or partially pledged as collateral for written call options outstanding at June 30, 2009. Outstanding written call options are presented in the following schedule.

(c)	100 shares per contract.

(d)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 8 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Income Opportunity Portfolio

Schedule of Written Options Outstanding	June 30, 2009 (Unaudited)

		Fair
	Contracts*	Value

S&P 500 Index Call Option
Expiration: August 2009,
Exercise Price: $925.00	61	$164,700

Total Written Options Outstanding (Premiums received $188,895)		$164,700

*	100 shares per contract.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Income Opportunity Portfolio

 Statement of Assets and Liabilities

June 30, 2009 (Unaudited)

Assets:
Investments in securities, at fair value (Cost $5,122,375)	$5,581,829
Receivable for securities sold	10,800
Receivable for fund shares sold	14,506
Dividends and accrued interest receivable	4,183
Prepaid expenses and other assets	26

Total assets	5,611,344

Liabilities:
Cash overdraft	110,690
Options written, at fair value (premiums received of $188,895)	164,700
Payable for fund shares redeemed	170
Payable for investment management services	3,513
Payable for compliance services	399
Accrued custody expense	743
Accrued professional fees	5,655
Accrued accounting fees	1,559
Accrued printing and filing fees	389

Total liabilities	287,818

Net assets	$5,323,526

Net assets consist of:
Par value, $1 per share	$545,351
Paid-in capital in excess of par value	5,203,231
Accumulated net realized loss on investments	(967,370)
Net unrealized appreciation on:
Investments	459,454
Written options	24,195
Undistributed net investment income	58,665

Net assets	$5,323,526

Shares outstanding	545,351

Authorized Fund shares allocated to Portfolio	5,000,000

Net asset value per share	$9.76

 Statement of Operations

For the Six-Month Period Ended June 30, 2009 (Unaudited)

Investment income:
Interest	$1,259
Dividends (net of withholding tax of $551)	49,050

Total investment income	50,309

Expenses:
Management fees	18,875
Custodian fees	4,488
Directors’ fees	295
Professional fees	5,963
Accounting fees	4,760
Printing and filing fees	381
Compliance expense	2,563
Other	58

Total expenses	37,383

Net investment income	12,926

Realized/unrealized gain (loss) on investments, foreign currency related transactions, and written options:
Net realized gain (loss) on:
Investments	(740,535)
Written options	(41,282)
Foreign currency related transactions	4
Change in unrealized appreciation/depreciation on:
Investments	750,679
Written options	50,446

Net realized/unrealized gain (loss) on investments, foreign currency related transactions, and written options	19,312

Change in net assets from operations	$32,238

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Income Opportunity Portfolio

 Statements of Changes in Net Assets

	Six-Month Period	Year Ended
	Ended June 30, 2009	December 31,
	(Unaudited)	2008

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$12,926	$46,558
Net realized gain (loss) on investments, foreign currency related transactions, and written options	(781,813)	(109,701)
Change in unrealized appreciation/depreciation on investments, foreign currency related transactions, and written options	801,125	(1,018,989)

Change in net assets from operations	32,238	(1,082,132)

Capital transactions:
Received from shares sold	2,204,830	1,537,866
Paid for shares redeemed	(1,427,077)	(1,124,981)

Change in net assets from capital transactions	777,753	412,885

Change in net assets	809,991	(669,247)
Net Assets:
Beginning of period	4,513,535	5,182,782

End of period	$5,323,526	$4,513,535

Undistributed net investment income	$58,665	$45,735

 Financial Highlights

	Six-Month Period
	Ended June 30, 2009		Years Ended December 31,
	(Unaudited)		2008	2007	2006	2005

Selected Per-Share Data:
Net asset value, beginning of period	$9.89		$12.49	$11.53	$11.07	$10.75
Operations:
Net investment income (loss)	0.01		0.10	—	0.01	(0.04)
Net realized and unrealized gain (loss) on investments, foreign
currency related transactions, and written options	(0.14)		(2.70)	0.96	0.45	0.36

Total from operations	(0.13)		(2.60)	0.96	0.46	0.32

Net asset value, end of period	$9.76		$9.89	$12.49	$11.53	$11.07

Total return	–1.31	%(b)	–20.82%	8.33%	4.16%	2.98%
Ratios and supplemental data:
Net assets at end of period (millions)	$5.3		$4.5	$5.2	$5.7	$4.2
Ratios to average net assets:
Ratios net of expenses reduced or reimbursed by adviser:
Expenses	1.58	%(a)	1.62%	1.46%	1.52%	1.60%
Net investment income (loss)	0.55	%(a)	0.98%	–0.04%	0.12%	–0.48%
Ratios assuming no expenses reduced or reimbursed by adviser:
Expenses	1.58	%(a)	1.62%	1.46%	1.52%	1.67%
Portfolio turnover rate	132%		203%	159%	140%	158%

(a)	Annualized.

(b)	Not annualized.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Target VIP Portfolio

 Objective/Strategy

The Target VIP Portfolio seeks an above average total return by investing in the common stocks of companies which are identified by a model which applies separate uniquely specialized strategies.

 Performance as of June 30, 2009

Average Annual Total Returns:
One Year	-36.84%
Since inception (11/2/05)	-10.27%

Past performance does not guarantee future results.  The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the six-month period ended June 30, 2009, the Target VIP Portfolio returned -3.67% versus 4.20% for the current benchmark, the Russell 3000 Index.

The equities markets continued their downward trajectory through the first two months of 2009. The systemic losses plaguing the U.S. financial system remained a serious concern for investors. In hindsight, we now know that the major stock indices bottomed on the 9th of March. It was not long after that the Obama Administration stepped up to the plate to sell the American public and the world on its multi-pronged approach to fortifying many of the nation’s largest banking, brokerage and insurance institutions. In April, many of our leading banking institutions were required to undergo a series of stress tests to determine if they had sufficient capital to weather any further deterioration in the economy. As it turned out, ten of the nineteen largest were required to raise a combined $75 billion in capital and did so with ease.

Information Technology was the best performing major sector in the first half of 2009, up 24.9%, as measured by Standard & Poor’s. Materials came in a distant second, up 13.9%. The NASDAQ Composite outperformed the Dow Jones Industrial Average (DJIA) (price-only) by the second largest first-half margin (+16.36% vs. -3.75%) since 1972, according to Bespoke Investment Group. The 20.11 percentage point spread was topped only by the 20.37 percentage point spread in 1983. Four of the top five performing DJIA stocks in the first half were information technology companies.

The U.S. equities markets have experienced two painful bear markets this decade. While stocks have enjoyed a strong bounce off of their recent lows, they continue to trade well below their 10-year highs. Here is a breakdown of where the ten major sectors stood versus their respective highs as of June 30 (Source: Standard & Poor’s): Consumer Discretionary down 42.8%; Consumer Staples down 22.3%; Energy down 44.1%; Financials down 68.5%; Health Care down 31.1%; Industrials down 49.8%; Information Technology down 70.9%; Materials down 46.0%; Telecommunication Services down 69.3%; and Utilities down 36.6%.

Stock selection accounted for the underperformance over the six-month period. The sectors providing the biggest drag on performance were Health Care, Consumer Discretionary, Information Technology and Industrials. The Portfolio was underweight in Information Technology — the top performing major sector in the first half.(1)

The Portfolio significantly lagged the S&P Composite 1500 Index and Russell 3000 Index in the first half of 2009. The top performing stocks were the following: Credit Suisse Group AG up 62.1%; BNP Paribas up 57.6%; Deutsche Bank AG up 51.6%; Computer Programs & Systems, Inc. up 45.6%; and Netflix, Inc. up 38.3%. The worst performing stocks were the following: S&T Bancorp, Inc. down 64.9%; Clayton Williams Energy, Inc. down 58.5%; ViroPharma, Inc. down 54.5%; Questcor Pharmaceuticals, Inc. down 46.3%; and Spartan Stores, Inc. down 46.2%.(1)

Jeremy Siegel, market historian and finance professor at the University of Pennsylvania’s Wharton School, is forecasting an annualized return of 8.0% (after inflation) for the S&P 500 Index over the next ten years, according to Kiplinger. Siegel sees the S&P 500 Index ending 2009 up 10-12%. Siegel believes that the economy is going to grow faster than expected over the next six months. He sees a V-shaped recovery, but says the upward slope of the V will not be as steep as usual.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2009.

(continued)

Ohio National Fund, Inc.
Target VIP Portfolio (Continued)

 Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 3000 Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000 Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. The index presented includes the effects of reinvested dividends.

 Portfolio Composition as of June 30, 2009 (1)

% of Net Assets

Common Stocks (3)	97.9
Money Market Funds and
Other Net Assets	2.1

100.0

 Top 10 Portfolio Holdings as of June 30, 2009 (1) (2)

		% of Net Assets

1.	Microsoft Corp.	4.4
2.	Johnson & Johnson	4.4
3.	McDonald’s Corp.	4.3
4.	Gilead Sciences, Inc.	4.2
5.	Amgen, Inc.	4.1
6.	Exxon Mobil Corp.	3.5
7.	AT&T, Inc.	3.5
8.	Caterpillar, Inc.	3.0
9.	General Electric Co.	2.9
10.	DIRECTV Group, Inc. / The	2.2

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets

Financials	18.4
Health Care	17.8
Consumer Discretionary	15.8
Industrials	13.1
Energy	11.5
Information Technology	9.2
Telecommunication Services	4.5
Consumer Staples	4.3
Utilities	1.7
Materials	1.6

97.9

Ohio National Fund, Inc.
Target VIP Portfolio

Schedule of Investments	June 30, 2009 (Unaudited)

		Fair
Common Stocks – 97.9%	Shares	Value

CONSUMER DISCRETIONARY – 15.8%
Automobiles – 1.2%
Daimler AG	5,936	$215,299

Diversified Consumer Services – 3.2%
Apollo Group, Inc. Class A (a)	5,487	390,235
DeVry, Inc.	1,300	65,052
ITT Educational Services, Inc. (a)	695	69,959
Strayer Education, Inc.	239	52,128

		577,374

Hotels, Restaurants & Leisure – 4.5%
McDonald’s Corp.	13,605	782,151
Panera Bread Co. (a)	1,010	50,359

		832,510

Internet & Catalog Retail – 0.6%
NetFlix, Inc. (a)	1,770	73,172
PetMed Express, Inc. (a)	2,438	36,643

		109,815

Media – 2.2%
DIRECTV Group, Inc. / The (a)	16,421	405,763

Multiline Retail – 0.7%
Dollar Tree, Inc. (a)	1,664	70,054
Family Dollar Stores, Inc.	1,986	56,204

		126,258

Specialty Retail – 3.2%
AutoZone, Inc. (a)	1,240	187,377
Bed Bath & Beyond, Inc. (a)	4,148	127,551
Hot Topic, Inc. (a)	4,601	33,633
Jos. A Bank Clothiers, Inc. (a)	2,047	70,540
Ross Stores, Inc.	2,069	79,863
Tractor Supply Co. (a)	1,497	61,856
Wet Seal, Inc. / The (a)	10,744	32,984

		593,804

Textiles, Apparel & Luxury Goods – 0.2%
Coach, Inc. (a)	1,241	33,358

TOTAL CONSUMER DISCRETIONARY		2,894,181

CONSUMER STAPLES – 4.3%
Beverages – 2.1%
Hansen Natural Corp. (a)	1,189	36,645
PepsiCo, Inc.	6,463	355,206

		391,851

Food & Staples Retailing – 0.3%
Nash Finch Co.	1,143	30,929
Spartan Stores, Inc.	2,195	27,240

		58,169

Food Products – 1.1%
Campbell Soup Co.	1,479	43,512
TreeHouse Foods, Inc. (a)	5,259	151,302

		194,814

Household Products – 0.8%
Colgate-Palmolive Co.	2,112	149,403

TOTAL CONSUMER STAPLES		794,237

ENERGY – 11.5%
Energy Equipment & Services – 0.1%
ENSCO International, Inc.	426	14,855

Oil, Gas & Consumable Fuels – 11.4%
BP PLC – ADR	4,929	235,015
Chevron Corp.	6,013	398,361
Clayton Williams Energy, Inc. (a)	1,233	23,267
ENI SpA – ADR	4,742	224,818
EOG Resources, Inc.	761	51,687
Exxon Mobil Corp.	9,188	642,333
Goodrich Petroleum Corp. (a)	3,936	96,786
StatoilHydro ASA – ADR	13,748	271,798
Vaalco Energy, Inc. (a)	6,056	25,617
World Fuel Services Corp.	3,034	125,092

		2,094,774

TOTAL ENERGY		2,109,629

FINANCIALS – 18.4%
Capital Markets – 4.8%
Credit Suisse Group AG – ADR	8,208	375,352
Deutsche Bank AG	5,575	340,075
Stifel Financial Corp. (a)	2,671	128,448
SWS Group, Inc.	2,864	40,010

		883,885

Commercial Banks – 7.3%
Banco Bilbao Vizcaya Argentaria SA – ADR	18,660	234,369
Banco Santander S.A. – ADR	23,628	285,899
BNP Paribas – ADR	10,600	343,758
Community Bank System, Inc.	3,503	51,004
First Financial Bankshares, Inc.	2,263	113,965
HSBC Holdings PLC – ADR	4,797	200,371
Old National Bancorp	6,945	68,200
S&T Bancorp, Inc.	2,984	36,285

		1,333,851

Consumer Finance – 0.6%
Ezcorp, Inc. (a)	4,316	46,527
First Cash Financial Services, Inc. (a)	3,260	57,115

		103,642

Diversified Financial Services – 0.4%
Moody’s Corp.	2,701	71,171

Insurance – 4.7%
Allianz AG – ADR	21,071	194,064
AXA SA – ADR	10,138	192,217
Infinity Property & Casualty Corp.	1,596	58,190
Swiss Reinsurance – ADR	4,793	158,888
Travelers Companies, Inc. / The	6,462	265,200

		868,559

(continued)

Ohio National Fund, Inc.
Target VIP Portfolio (Continued)

Schedule of Investments	June 30, 2009 (Unaudited)

		Fair
Common Stocks – 97.9%	Shares	Value

Real Estate Investment Trusts – 0.6%
Public Storage, Inc.	1,848	$121,007

TOTAL FINANCIALS		3,382,115

HEALTH CARE – 17.8%
Biotechnology – 9.0%
Amgen, Inc. (a)	14,358	760,113
Cephalon, Inc. (a)	1,130	64,014
Gilead Sciences, Inc. (a)	16,445	770,284
Myriad Genetics, Inc. (a)	1,539	54,865
Myriad Pharmaceuticals, Inc. (a)	385	1,789

		1,651,065

Health Care Equipment & Supplies – 1.1%
Cyberonics, Inc. (a)	2,961	49,241
Greatbatch, Inc. (a)	4,459	100,818
Merit Medical Systems, Inc. (a)	3,085	50,286

		200,345

Health Care Providers & Services – 0.8%
Gentiva Health Services, Inc. (a)	3,114	51,256
Hanger Orthopedic Group, Inc. (a)	3,437	46,709
LHC Group, Inc. (a)	1,986	44,109

		142,074

Health Care Technology – 1.4%
Computer Programs & Systems, Inc.	1,913	73,287
Quality Systems, Inc.	3,119	177,658

		250,945

Life Sciences Tools & Services – 0.4%
Luminex Corp. (a)	4,604	85,358

Pharmaceuticals – 5.1%
Forest Laboratories, Inc. (a)	1,439	36,133
Johnson & Johnson	14,252	809,514
Questcor Pharmaceuticals Inc. (a)	6,752	33,760
Viropharma, Inc. (a)	8,634	51,200

		930,607

TOTAL HEALTH CARE		3,260,394

INDUSTRIALS – 13.1%
Aerospace & Defense – 1.4%
Aerovironment, Inc. (a)	2,285	70,515
American Science & Engineering, Inc.	953	65,871
Axsys Technologies, Inc. (a)	2,133	114,414

		250,800

Air Freight & Logistics – 0.8%
C.H. Robinson Worldwide, Inc.	2,674	139,449

Airlines – 0.7%
Allegiant Travel Co. (a)	2,273	90,102
Hawaiian Holdings, Inc. (a)	5,163	31,081

		121,183

Commercial Services & Supplies – 0.2%
Cintas Corp.	1,785	40,770

Industrial Conglomerates – 2.9%
General Electric Co.	45,638	534,877

Machinery – 3.8%
Caterpillar, Inc.	16,537	546,382
Dover Corp.	4,662	154,266

		700,648

Professional Services – 0.6%
Dun & Bradstreet Corp. / The	1,377	111,826

Road & Rail – 1.1%
Arkansas Best Corp.	2,687	70,803
Genesee & Wyoming, Inc. (a)	3,427	90,850
J.B. Hunt Transport Services, Inc.	1,608	49,092

		210,745

Trading Companies & Distributors – 1.6%
Beacon Roofing Supply, Inc. (a)	4,640	67,095
Fastenal Co.	2,372	78,679
W.W. Grainger, Inc.	1,918	157,046

		302,820

TOTAL INDUSTRIALS		2,413,118

INFORMATION TECHNOLOGY – 9.2%
Computers & Peripherals – 0.4%
Lexmark International, Inc. Class A (a)	4,486	71,103

IT Services – 0.8%
CSG Systems International Inc. (a)	3,783	50,087
Mantech International Corp. Class A (a)	948	40,802
SAIC, Inc. (a)	3,670	68,078

		158,967

Semiconductors & Semiconductor Equipment – 3.1%
Altera Corp.	21,157	344,436
Microchip Technology, Inc.	10,131	228,454

		572,890

Software – 4.9%
Check Point Software Technologies Ltd. (a)	3,464	81,300
Microsoft Corp.	34,229	813,624

		894,924

TOTAL INFORMATION TECHNOLOGY		1,697,884

MATERIALS – 1.6%
Chemicals – 0.2%
Innophos Holdings, Inc.	2,039	34,439

Containers & Packaging – 1.1%
Rock-Tenn Co. Class A	5,412	206,522

Metals & Mining – 0.3%
Compass Minerals International, Inc.	874	47,991

TOTAL MATERIALS		288,952

TELECOMMUNICATION SERVICES – 4.5%
Diversified Telecommunication Services – 4.5%
AT&T, Inc.	25,576	635,308
BT Group PLC – ADR	11,323	190,226

TOTAL TELECOMMUNICATION SERVICES		825,534

(continued)

Ohio National Fund, Inc.
Target VIP Portfolio (Continued)

Schedule of Investments	June 30, 2009 (Unaudited)

		Fair
Common Stocks – 97.9%	Shares	Value

UTILITIES – 1.7%
Electric Utilities – 0.5%
Southern Co. / The	2,905	$90,520

Gas Utilities – 0.4%
Laclede Group, Inc. / The	2,408	79,777

Multi-Utilities – 0.3%
Sempra Energy	896	44,468
TECO Energy, Inc.	789	9,413

		53,881

Water Utilities – 0.5%
California Water Service Group	2,196	80,901

TOTAL UTILITIES		305,079

Total Common Stocks (Cost $19,875,556)		$17,971,123

		Fair
Money Market Funds – 2.1%	Shares	Value

Fidelity Institutional Money Market Funds
Money Market Portfolio – Class I	383,000	$383,000

Total Money Market Funds (Cost $383,000)		$383,000

Total Investments – 100.0% (Cost $20,258,556) (b)		$18,354,123
Other Assets in Excess of Liabilities – 0.0%		3,400

Net Assets – 100.0%		$18,357,523

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depository Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 8 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Target VIP Portfolio

 Statement of Assets and Liabilities

June 30, 2009 (Unaudited)

Assets:
Investments in securities, at fair value (Cost $20,258,556)	$18,354,123
Cash	737
Receivable for fund shares sold	8,880
Dividends and accrued interest receivable	13,966
Prepaid expenses and other assets	122

Total assets	18,377,828

Liabilities:
Payable for fund shares redeemed	831
Payable for investment management services	9,086
Payable for compliance services	399
Accrued custody expense	674
Accrued professional fees	5,660
Accrued accounting fees	2,302
Accrued printing and filing fees	1,353

Total liabilities	20,305

Net assets	$18,357,523

Net assets consist of:
Par value, $1 per share	$2,799,792
Paid-in capital in excess of par value	28,144,333
Accumulated net realized loss on investments	(10,884,143)
Net unrealized depreciation on investments	(1,904,433)
Undistributed net investment income	201,974

Net assets	$18,357,523

Shares outstanding	2,799,792

Authorized Fund shares allocated to Portfolio	10,000,000

Net asset value per share	$6.56

 Statement of Operations

For the Six-Month Period Ended June 30, 2009 (Unaudited)

Investment income:
Interest	$1,697
Dividends (net of withholding tax of $14,402)	237,862

Total investment income	239,559

Expenses:
Management fees	50,947
Custodian fees	2,536
Directors’ fees	960
Professional fees	6,268
Accounting fees	7,020
Printing and filing fees	1,302
Compliance expense	2,563
Other	250

Total expenses	71,846

Net investment income	167,713

Realized/unrealized gain (loss) on investments:
Net realized gain (loss) on investments	(11,214,352)
Change in unrealized appreciation/depreciation on investments	10,438,556

Net realized/unrealized gain (loss) on investments	(775,796)

Change in net assets from operations	$(608,083)

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Target VIP Portfolio

 Statements of Changes in Net Assets

	Six-Month Period	Year Ended
	Ended June 30, 2009	December 31,
	(Unaudited)	2008

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$167,713	$337,472
Net realized gain (loss) on investments	(11,214,352)	330,868
Change in unrealized appreciation/depreciation on investments	10,438,556	(13,398,858)

Change in net assets from operations	(608,083)	(12,730,518)

Distributions to shareholders:
Distributions from net investment income	—	(303,211)

Capital transactions:
Received from shares sold	3,340,518	13,635,800
Received from dividends reinvested	—	303,211
Paid for shares redeemed	(2,572,112)	(5,830,040)

Change in net assets from capital transactions	768,406	8,108,971

Change in net assets	160,323	(4,924,758)
Net Assets:
Beginning of period	18,197,200	23,121,958

End of period	$18,357,523	$18,197,200

Undistributed net investment income	$201,974	$34,261

 Financial Highlights

	Six-Month Period					For the Period from
	Ended June 30, 2009		Years Ended December 31,			November 2, 2005* to
	(Unaudited)		2008	2007	2006	December 31, 2005

Selected Per-Share Data:
Net asset value, beginning of period	$6.81		$12.23	$11.23	$10.14	$10.00
Operations:
Net investment income	0.06		0.12	0.09	0.02	0.01
Net realized and unrealized gain (loss) on investments	(0.31)		(5.42)	1.00	1.07	0.13

Total from operations	(0.25)		(5.30)	1.09	1.09	0.14

Distributions:
Distributions from net investment income	—		(0.12)	(0.09)	—	—

Net asset value, end of period	$6.56		$6.81	$12.23	$11.23	$10.14

Total return	–3.67	%(b)	–43.34%	9.74%	10.76%	1.40	%(b)
Ratios and supplemental data:
Net assets at end of period (millions)	$18.4		$18.2	$23.1	$10.6	$1.5
Ratios to average net assets:
Ratios net of expenses reduced or reimbursed by adviser:
Expenses	0.85	%(a)	0.80%	0.83%	1.26%	1.60	%(a)
Net investment income	1.97	%(a)	1.45%	1.22%	0.53%	0.74	%(a)
Ratios assuming no expenses reduced or reimbursed by adviser:
Expenses	0.85	%(a)	0.80%	0.83%	1.30%	7.39	%(a)
Portfolio turnover rate	92%		79%	52%	24%	0%

(a)	Annualized.

(b)	Not annualized.

*	Represents date of commencement of operations.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Target Equity/Income Portfolio

 Objective/Strategy

The Target Equity/Income Portfolio seeks an above average total return by adhering to a disciplined, quantitative investment process that incorporates two distinct strategy methodologies.

 Performance as of June 30, 2009

Average Annual Total Returns:
One year	-41.20%
Since inception (11/2/05)	-12.68%

Past performance does not guarantee future results.  The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the six-month period ended June 30, 2009, the Target Equity/Income Portfolio returned -9.36% versus 4.20% for the current benchmark, the Russell 3000 Index.

The equities markets continued their downward trajectory through the first two months of 2009. The systemic losses plaguing the U.S. financial system remained a serious concern for investors. In hindsight, we now know that the major stock indices bottomed on the 9th of March. It was not long after that the Obama Administration stepped up to the plate to sell the American public and the world on its multi-pronged approach to fortifying many of the nation’s largest banking, brokerage and insurance institutions. In April, many of our leading banking institutions were required to undergo a series of stress tests to determine if they had sufficient capital to weather any further deterioration in the economy. As it turned out, 10 of the 19 largest were required to raise a combined $75 billion in capital and did so with ease.

Information Technology was the best performing major sector in the first half of 2009, up 24.9%, as measured by Standard & Poor’s. Materials came in a distant second, up 13.9%. The NASDAQ Composite outperformed the Dow Jones Industrial Average (DJIA) (price-only) by the second largest first-half margin (+16.36% vs. -3.75%) since 1972, according to Bespoke Investment Group. The 20.11 percentage point spread was topped only by the 20.37 percentage point spread in 1983. Four of the top five performing DJIA stocks in the first half were technology companies.(1)

Approximately 7,000 publicly owned companies report dividend information to Standard & Poor’s Dividend Record. In second quarter 2009, a record low 233 companies increased their dividend distributions — a 48.8% decline from the 455 increases registered in second quarter 2008, according to Standard & Poor’s (S&P). The number of companies that decreased their dividend payouts totaled 250. The last time we saw a second quarter like this was in 1957. Since 1955, the average has been 15 dividend increases for every one decreased. Now, it’s five increases for every six decreases, according to Howard Silverblatt, Senior Index Analyst at S&P. Silverblatt believes companies will continue to conserve cash until the economy recovers.

Stock selection in the Consumer Discretionary and Financial sectors accounted for the majority of underperformance. The Portfolio was also underweight in Information Technology — the top performing major sector in the first half.(1)

The Portfolio significantly underperformed the S&P 500 Index and Russell 3000 Index in the first half of 2009. The top performing stocks were the following: Meadwestvaco Corp. up 50.8%; Computer Programs & Systems, Inc. up 45.6%; Netflix, Inc. up 38.3%; Jos. A. Bank Clothiers, Inc. up 31.8%; and Eastman Chemical Co. up 20.9%. The worst performing stocks were the following: First Bancorp/Puerto Rico down 63.9%; Zions Bancorporation down 52.5%; FNB down 51.3%; Regions Financial Corp. down 48.0%; and Spartan Stores, Inc. down 46.2%.(1) Jeremy Siegel, market historian and finance professor at the University of Pennsylvania’s Wharton School, is forecasting an annualized return of 8.0% (after inflation) for the S&P 500 Index over the next ten years, according to Kiplinger. Siegel sees the S&P 500 Index ending 2009 up 10-12%. Siegel believes that the economy is going to grow faster than expected over the next six months. He sees a V-shaped recovery, but says the upward slope of the V will not be as steep as usual.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2009.

(continued)

Ohio National Fund, Inc.
Target Equity/Income Portfolio (Continued)

 Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 3000 Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000 index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. The index presented includes the effects of reinvested dividends.

 Portfolio Composition as of June 30, 2009 (1)

% of Net Assets

Common Stocks (3)	98.1
Money Market Funds
Less Net Liabilities	1.9

100.0

 Top 10 Portfolio Holdings as of June 30, 2009 (1) (2)

		% of Net Assets

1.	Johnson & Johnson	8.1
2.	McDonald’s Corp.	7.7
3.	Amgen, Inc.	6.8
4.	MeadWestvaco Corp.	4.2
5.	Apollo Group, Inc. Class A	4.1
6.	Eastman Chemical Co.	3.4
7.	AutoZone, Inc.	3.2
8.	Universal Corp.	3.0
9.	NiSource, Inc.	2.9
10.	TECO Energy, Inc.	2.7

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets

Consumer Discretionary	26.7
Health Care	18.6
Materials	12.3
Financials	12.3
Utilities	10.6
Industrials	10.1
Consumer Staples	5.3
Information Technology	2.2

98.1

Ohio National Fund, Inc.
Target Equity/Income Portfolio

Schedule of Investments	June 30, 2009 (Unaudited)

		Fair
Common Stocks – 98.1%	Shares	Value

CONSUMER DISCRETIONARY – 26.7%
Diversified Consumer Services – 7.9%
Apollo Group, Inc. Class A (a)	12,818	$911,616
DeVry, Inc.	5,881	294,285
ITT Educational Services, Inc. (a)	3,145	316,576
Strayer Education, Inc.	1,082	235,995

		1,758,472

Hotels, Restaurants & Leisure – 8.8%
McDonald’s Corp.	29,711	1,708,085
Panera Bread Co. (a)	4,571	227,910

		1,935,995

Internet & Catalog Retail – 1.5%
NetFlix, Inc. (a)	8,010	331,133

Multiline Retail – 2.6%
Dollar Tree, Inc. (a)	7,532	317,097
Family Dollar Stores, Inc.	8,999	254,672

		571,769

Specialty Retail – 5.9%
AutoZone, Inc. (a)	4,634	700,244
Jos. A Bank Clothiers, Inc. (a)	9,272	319,513
Tractor Supply Co. (a)	6,780	280,150

		1,299,907

TOTAL CONSUMER DISCRETIONARY		5,897,276

CONSUMER STAPLES – 5.3%
Food & Staples Retailing – 1.2%
Nash Finch Co.	5,176	140,062
Spartan Stores, Inc.	9,938	123,331

		263,393

Food Products – 1.1%
TreeHouse Foods, Inc. (a)	8,430	242,531

Tobacco – 3.0%
Universal Corp.	19,733	653,360

TOTAL CONSUMER STAPLES		1,159,284

FINANCIALS – 12.3%
Commercial Banks – 10.4%
BB&T Corp.	22,509	494,748
First Bancorp/Puerto Rico	54,379	214,797
F.N.B. Corp.	46,847	289,983
Fulton Financial Corp.	64,657	336,863
Regions Financial Corp.	75,883	306,567
SunTrust Banks, Inc.	20,745	341,255
Zions Bancorporation	26,156	302,364

		2,286,577

Thrifts & Mortgage Finance – 1.9%
First Niagara Financial Group, Inc.	37,326	426,263

TOTAL FINANCIALS		2,712,840

HEALTH CARE – 18.6%
Biotechnology – 8.0%
Amgen, Inc. (a)	28,511	1,509,372
Myriad Genetics, Inc. (a)	6,966	248,338
Myriad Pharmaceuticals, Inc. (a)	1,742	8,098

		1,765,808

Health Care Equipment & Supplies – 0.9%
Greatbatch, Inc. (a)	8,880	200,777

Health Care Technology – 1.5%
Computer Programs & Systems, Inc.	8,666	331,995

Pharmaceuticals – 8.2%
Johnson & Johnson	31,613	1,795,618

TOTAL HEALTH CARE		4,094,198

INDUSTRIALS – 10.1%
Aerospace & Defense – 1.1%
Axsys Technologies, Inc. (a)	4,494	241,058

Commercial Services & Supplies – 2.4%
R.R. Donnelley & Sons Co.	44,416	516,114

Industrial Conglomerates – 2.0%
Textron, Inc.	46,448	448,688

Machinery – 4.6%
Briggs & Stratton Corp.	35,723	476,545
Timken Co. / The	31,363	535,680

		1,012,225

TOTAL INDUSTRIALS		2,218,085

INFORMATION TECHNOLOGY – 2.2%
IT Services – 2.2%
ManTech International Corp. – Class A (a)	4,295	184,857
SAIC, Inc. (a)	16,621	308,319

TOTAL INFORMATION TECHNOLOGY		493,176

MATERIALS – 12.3%
Chemicals – 6.0%
Eastman Chemical Co.	19,623	743,712
Sensient Technologies Corp.	26,008	587,000

		1,330,712

Containers & Packaging – 1.1%
Rock-Tenn Co. – Class A	6,625	252,810

Metals & Mining – 1.0%
Compass Minerals International, Inc.	3,958	217,334

Paper & Forest Products – 4.2%
MeadWestvaco Corp.	56,006	919,059

TOTAL MATERIALS		2,719,915

UTILITIES – 10.6%
Electric Utilities – 5.0%
American Electric Power Co., Inc.	18,681	539,694
Pinnacle West Capital Corp.	18,734	564,830

		1,104,524

(continued)

Ohio National Fund, Inc.
Target Equity/Income Portfolio (Continued)

Schedule of Investments	June 30, 2009 (Unaudited)

		Fair
Common Stocks – 98.1%	Shares	Value

Multi-Utilities – 5.6%
NiSource, Inc.	54,727	$638,117
TECO Energy, Inc.	50,524	602,751

		1,240,868

TOTAL UTILITIES		2,345,392

Total Common Stocks (Cost $25,622,952)		$21,640,166

		Fair
Money Market Funds – 2.0%	Shares	Value

Fidelity Institutional Money Market Funds
Money Market Portfolio – Class I	455,000	$455,000

Total Money Market Funds (Cost $455,000)		$455,000

Total Investments – 100.1% (Cost $26,077,952) (b)		$22,095,166
Liabilities in Excess of Other Assets – (0.1)%		(30,959)

Net Assets – 100.0%		$22,064,207

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 8 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Target Equity/Income Portfolio

 Statement of Assets and Liabilities

June 30, 2009 (Unaudited)

Assets:
Investments in securities, at fair value (Cost $26,077,952)	$22,095,166
Cash	3,836
Receivable for fund shares sold	17,383
Dividends and accrued interest receivable	14,314
Prepaid expenses and other assets	169

Total assets	22,130,868

Liabilities:
Payable for fund shares redeemed	45,295
Payable for investment management services	11,093
Payable for compliance services	399
Accrued custody expense	409
Accrued professional fees	5,663
Accrued accounting fees	2,123
Accrued printing and filing fees	1,679

Total liabilities	66,661

Net assets	$22,064,207

Net assets consist of:
Par value, $1 per share	$3,796,411
Paid-in capital in excess of par value	39,596,305
Accumulated net realized loss on investments	(17,692,445)
Net unrealized depreciation on investments	(3,982,786)
Undistributed net investment income	346,722

Net assets	$22,064,207

Shares outstanding	3,796,411

Authorized Fund shares allocated to Portfolio	10,000,000

Net asset value per share	$5.81

 Statement of Operations

For the Six-Month Period Ended June 30, 2009 (Unaudited)

Investment income:
Interest	$870
Dividends (net of withholding tax of $603)	348,117

Total investment income	348,987

Expenses:
Management fees	63,789
Custodian fees	1,414
Directors’ fees	1,190
Professional fees	6,367
Accounting fees	6,568
Printing and filing fees	1,570
Compliance expense	2,563
Other	356

Total expenses	83,817

Net investment income	265,170

Realized/unrealized gain (loss) on investments:
Net realized gain (loss) on investments	(17,520,790)
Change in unrealized appreciation/depreciation on investments	14,929,596

Net realized/unrealized gain (loss) on
investments	(2,591,194)

Change in net assets from operations	$(2,326,024)

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Target Equity/Income Portfolio

 Statements of Changes in Net Assets

	Six-Month Period	Year Ended
	Ended June 30, 2009	December 31,
	(Unaudited)	2008

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$265,170	$718,661
Net realized gain (loss) on investments	(17,520,790)	(164,334)
Change in unrealized appreciation/depreciation on investments	14,929,596	(20,301,401)

Change in net assets from operations	(2,326,024)	(19,747,074)

Distributions to shareholders:
Distributions from net investment income	—	(637,109)

Capital transactions:
Received from shares sold	4,254,727	14,780,603
Received from dividends reinvested	—	637,109
Paid for shares redeemed	(3,941,728)	(11,395,135)

Change in net assets from capital transactions	312,999	4,022,577

Change in net assets	(2,013,025)	(16,361,606)
Net Assets:
Beginning of period	24,077,232	40,438,838

End of period	$22,064,207	$24,077,232

Undistributed net investment income	$346,722	$81,552

 Financial Highlights

	Six-Month Period					For the Period
	Ended June 30, 2009		Years Ended December 31,			from November 2, 2005*
	(Unaudited)		2008	2007	2006	to December 31, 2005

Selected Per-Share Data:
Net asset value, beginning of period	$6.41		$12.00	$11.01	$10.13	$10.00
Operations:
Net investment income	0.07		0.19	0.16	0.08	0.01
Net realized and unrealized gain (loss) on investments	(0.67)		(5.61)	0.99	0.87	0.12

Total from operations	(0.60)		(5.42)	1.15	0.95	0.13

Distributions:
Distributions from net investment income	—		(0.17)	(0.16)	(0.07)	—

Net asset value, end of period	$5.81		$6.41	$12.00	$11.01	$10.13

Total return	–9.36	%(b)	–45.07%	10.42%	9.36%	1.30	%(b)
Ratios and supplemental data:
Net assets at end of period (millions)	$22.1		$24.1	$40.4	$20.9	$3.6
Ratios to average net assets:
Ratios net of expenses reduced or reimbursed by adviser:
Expenses	0.79	%(a)	0.74%	0.73%	0.88%	1.60	%(a)
Net investment income	2.49	%(a)	2.05%	1.83%	1.28%	1.22	%(a)
Ratios assuming no expenses reduced or reimbursed by adviser:
Expenses	0.79	%(a)	0.74%	0.73%	0.88%	3.38	%(a)
Portfolio turnover rate	96%		105%	54%	52%	0%

(a)	Annualized.

(b)	Not annualized.

*	Represents date of commencement of operations.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Bristol Growth Portfolio

 Objective/Strategy

The Bristol Growth Portfolio seeks long-term growth by investing primarily in common stocks of the 1,000 largest publicly traded U.S. companies in terms of market capitalization.

 Performance as of June 30, 2009

Average Annual Total Returns:
One year	-24.76%
Since inception (5/1/07)	-14.29%

Past performance does not guarantee future results.  The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the six-month period ended June 30, 2009, the Bristol Growth Portfolio returned 16.59% versus 11.53% for the current benchmark, the Russell 1000 Growth Index.

Top contributors to the Portfolio’s year-to-date out-performance included technology companies Apple, Inc. and Corning, Inc., which added 140 basis points and 109 basis points respectively. Apple, Inc. reported iPhone sales that exceeded expectations, and Corning, Inc. experienced better-than-expected flat panel production. Celanese Corp. contributed 129 basis points to the six-month period as the company benefited from significant exposure to China and its rapidly improving economy. Microsoft Corp. added 102 basis points as the company communicated higher cost-cutting targets and their new Bing search engine gained market share. Rounding out the top five contributors, Morgan Stanley contributed 89 basis points, as investors focused on Morgan Stanley’s capital position and lower exposure to ongoing credit costs from traditional lending activities versus its peers.(1)

Detractors to year-to-date performance included The Hartford Financial Services Group, Inc., a position we sold in the first quarter, which hurt performance by 59 basis points as shares were pressured by an earnings miss and concerns surrounding the company’s ability to raise capital. A position in Exxon Mobil Corp. cost the Portfolio 48 basis points as the company was negatively impacted by the falling price of oil during the period in which we owned the stock. Wal-Mart Stores, Inc. hurt performance by 33 basis points as investors were disappointed by earnings guidance. A position in SunPower Corp. cost the Portfolio 32 basis points as analysts cut estimates due to concerns surrounding financing projects. Rounding out the bottom five contributors, Raytheon Co. cost the Portfolio 27 basis points in the first half of 2009 due to concerns regarding potential declines in the defense budget.(1)

The greatest shift in sector weightings year-to-date occurred in the Industrials sector, where the weighting decreased from 18.6% at the end of 2008 to 5.5% at the end of June and compared to 10.0% in the benchmark Russell 1000 Growth Index. Most of this shift occurred in the second quarter, and sales included positions in Raytheon Co. and Lockheed Martin Corp. due to anticipated cuts in defense spending. We sold a position in Honeywell International, Inc. based on negative revisions due to weakness in energy end markets and airline capacity cuts, and a position in Tyco International Ltd. based on the potential for negative revisions due to a weak competitor report in a key division.(1)

We increased our weighting in the Information Technology sector over the first six months of the year, from 31.6% to 38.9% compared to a 31.4% weighting in the Russell 1000 Growth Index. Portfolio additions in the sector included Dell, Inc., due to positive earnings revisions, and Accenture Ltd., based on growth in their outsourcing business and attractive valuation.(1)

The other largest shift during the six-month period occurred in the Consumer Discretionary sector, where the Portfolio weighing increased from 2.0% to 6.0% and compared to a 10.2% weighting in the benchmark index. Target Corp. was purchased by the Portfolio.(1)

We enter the third quarter with a 7.5% overweight position in Information Technology, as earnings expectations appear to be reasonable in the sector, and balance sheets are solid. With market indexes having moved higher faster than actual earnings estimates during the second quarter, we are not overly bullish on continued rapid market gains in the near-term.(1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2009.

(continued)

Ohio National Fund, Inc.
Bristol Growth Portfolio (Continued)

 Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 1000 Growth Index is a market-capitalization weighted index of those firms in the Russell 1000 with higher price-to-book ratios and higher forecasted growth values. The index presented herein includes the effects of requested dividends.

 Portfolio Composition as of June 30, 2009 (1)

% of Net Assets
Common Stocks (3)	97.9
Money Market Funds Less Net Liabilities	2.1

100.0

 Top 10 Portfolio Holdings as of June 30, 2009 (1) (2)

		% of Net Assets

1.	Microsoft Corp.	4.7
2.	International Business Machines Corp.	3.5
3.	Apple, Inc.	3.1
4.	Cisco Systems, Inc.	3.0
5.	Johnson & Johnson	3.0
6.	PepsiCo, Inc.	2.6
7.	Procter & Gamble Co. / The	2.6
8.	Intel Corp.	2.5
9.	Exxon Mobil Corp.	2.5
10.	Hewlett-Packard Co.	2.5

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets
Information Technology	38.1
Health Care	13.4
Consumer Staples	12.9
Energy	8.2
Materials	7.6
Financials	6.4
Consumer Discretionary	5.9
Industrials	5.4

97.9

Ohio National Fund, Inc.
Bristol Growth Portfolio

Schedule of Investments	June 30, 2009 (Unaudited)

		Fair
Common Stocks – 97.9%	Shares	Value

CONSUMER DISCRETIONARY – 5.9%
Hotels, Restaurants & Leisure – 1.2%
McDonald’s Corp.	1,500	$86,235

Media – 1.9%
Walt Disney Co. / The	5,900	137,647

Multiline Retail – 2.1%
Target Corp.	3,700	146,039

Specialty Retail – 0.7%
AutoZone, Inc. (a)	350	52,889

TOTAL CONSUMER DISCRETIONARY		422,810

CONSUMER STAPLES – 12.9%
Beverages – 4.6%
Coca-Cola Co. / The	3,000	143,970
PepsiCo, Inc.	3,400	186,864

		330,834

Food & Staples Retailing – 3.9%
Walgreen Co.	4,600	135,240
Wal-Mart Stores, Inc.	3,000	145,320

		280,560

Household Products – 4.4%
Kimberly-Clark Corp.	2,400	125,832
Procter & Gamble Co. / The	3,600	183,960

		309,792

TOTAL CONSUMER STAPLES		921,186

ENERGY – 8.2%
Energy Equipment & Services – 3.7%
Schlumberger Ltd.	2,600	140,686
Transocean Ltd. (a)	1,700	126,293

		266,979

Oil, Gas & Consumable Fuels – 4.5%
Anadarko Petroleum Corp.	1,500	68,085
Chevron Corp.	1,050	69,562
Exxon Mobil Corp.	2,600	181,766

		319,413

TOTAL ENERGY		586,392

FINANCIALS – 6.4%
Capital Markets – 2.2%
Goldman Sachs Group, Inc. / The	450	66,348
Morgan Stanley	3,200	91,232

		157,580

Diversified Financial Services – 1.0%
Bank of America Corp.	5,700	75,240

Insurance – 3.2%
Chubb Corp. / The	2,800	111,664
Prudential Financial, Inc.	3,100	115,382

		227,046

TOTAL FINANCIALS		459,866

HEALTH CARE – 13.4%
Biotechnology – 1.5%
Amgen, Inc. (a)	2,000	105,880

Health Care Providers & Services – 2.1%
Laboratory Corp. of America Holdings (a)	2,200	149,138

Life Sciences Tools & Services – 1.8%
Thermo Fisher Scientific, Inc. (a)	3,100	126,387

Pharmaceuticals – 8.0%
Abbott Laboratories	3,100	145,824
Johnson & Johnson	3,800	215,840
Merck & Co., Inc.	2,600	72,696
Novartis AG – ADR	3,400	138,686

		573,046

TOTAL HEALTH CARE		954,451

INDUSTRIALS – 5.4%
Aerospace & Defense – 2.0%
United Technologies Corp.	2,800	145,488

Electronic Equipment & Instruments – 1.4%
SunPower Corp. (a)	4,005	95,920

Industrial Conglomerates – 2.0%
3M Co.	2,400	144,240

TOTAL INDUSTRIALS		385,648

INFORMATION TECHNOLOGY – 38.1%
Communications Equipment – 5.1%
Cisco Systems, Inc. (a)	11,600	216,224
QUALCOMM, Inc.	3,300	149,160

		365,384

Computers & Peripherals – 11.3%
Apple, Inc. (a)	1,550	220,767
Dell, Inc. (a)	11,300	155,149
Hewlett-Packard Co.	4,700	181,655
International Business Machines Corp.	2,400	250,608

		808,179

Internet Software & Services – 3.9%
eBay, Inc. (a)	7,100	121,623
Google, Inc. Class A (a)	370	155,988

		277,611

IT Services – 3.5%
Accenture Ltd.	4,500	150,570
Affiliated Computer Services, Inc. Class A (a)	2,200	97,724

		248,294

Semiconductors & Semiconductor Equipment – 7.4%
Applied Materials, Inc.	13,300	145,901
Intel Corp.	11,000	182,050
Maxim Integrated Products, Inc.	8,700	136,503
Varian Semiconductor Equipment Associates, Inc. (a)	2,800	67,172

		531,626

(continued)

Ohio National Fund, Inc.
Bristol Growth Portfolio (Continued)

Schedule of Investments	June 30, 2009 (Unaudited)

		Fair
Common Stocks – 97.9%	Shares	Value

Software – 6.9%
Microsoft Corp.	14,100	$335,157
Oracle Corp.	7,400	158,508

		493,665

TOTAL INFORMATION TECHNOLOGY		2,724,759

MATERIALS – 7.6%
Chemicals – 5.8%
Air Products and Chemicals, Inc.	2,000	129,180
Celanese Corp. Class A	6,200	147,250
Monsanto Co.	1,900	141,246

		417,676

Containers & Packaging – 1.8%
Ball Corp.	2,800	126,448

TOTAL MATERIALS		544,124

Total Common Stocks (Cost $7,110,213)		$6,999,236

		Fair
Money Market Funds – 2.9%	Shares	Value

Fidelity Institutional Money Market Funds
Money Market Portfolio – Class I	211,000	$211,000

Total Money Market Funds (Cost $211,000)		$211,000

Total Investments – 100.8% (Cost $7,321,213) (b)		$7,210,236
Liabilities in Excess of Other Assets – (0.8)%		(58,545)

Net Assets – 100.0%		$7,151,691

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depository Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 8 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Bristol Growth Portfolio

 Statement of Assets and Liabilities

June 30, 2009 (Unaudited)

Assets:
Investments in securities, at fair value (Cost $7,321,213)	$7,210,236
Cash	120
Receivable for securities sold	274,898
Receivable for fund shares sold	5,244
Dividends and accrued interest receivable	5,888
Prepaid expenses and other assets	34

Total assets	7,496,420

Liabilities:
Payable for securities purchased	330,500
Payable for fund shares redeemed	1,702
Payable for investment management services	4,485
Payable for compliance services	399
Accrued custody expense	354
Accrued professional fees	5,655
Accrued accounting fees	1,195
Accrued printing and filing fees	439

Total liabilities	344,729

Net assets	$7,151,691

Net assets consist of:
Par value, $1 per share	$997,085
Paid-in capital in excess of par value	8,496,998
Accumulated net realized loss on investments	(2,249,576)
Net unrealized depreciation on investments	(110,977)
Undistributed net investment income	18,161

Net assets	$7,151,691

Shares outstanding	997,085

Authorized Fund shares allocated to Portfolio	5,000,000

Net asset value per share	$7.17

 Statement of Operations

For the Six-Month Period Ended June 30, 2009 (Unaudited)

Investment income:
Interest	$374
Dividends (net of withholding tax of $5)	42,944

Total investment income	43,318

Expenses:
Management fees	21,108
Custodian fees	2,923
Directors’ fees	295
Professional fees	5,976
Accounting fees	3,753
Printing and filing fees	424
Compliance expense	2,563
Other	70

Total expenses	37,112

Net investment income	6,206

Realized/unrealized gain (loss) on investments:
Net realized gain (loss) on investments	(722,364)
Change in unrealized appreciation/depreciation
on investments	1,512,408

Net realized/unrealized gain (loss) on investments	790,044

Change in net assets from operations	$796,250

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Bristol Growth Portfolio

 Statements of Changes in Net Assets

	Six-Month Period	Year Ended
	Ended June 30, 2009	December 31,
	(Unaudited)	2008

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$6,206	$11,955
Net realized gain (loss) on investments	(722,364)	(1,469,277)
Change in unrealized appreciation/depreciation on investments	1,512,408	(1,710,774)

Change in net assets from operations	796,250	(3,168,096)

Capital transactions:
Received from shares sold	1,791,799	998,652
Paid for shares redeemed	(280,013)	(332,498)

Change in net assets from capital transactions	1,511,786	666,154

Change in net assets	2,308,036	(2,501,942)
Net Assets:
Beginning of period	4,843,655	7,345,597

End of period	$7,151,691	$4,843,655

Undistributed net investment income	$18,161	$11,955

 Financial Highlights

				For the Period
	Six-Month Period			Period from
	Ended June 30, 2009		Year Ended	May 1, 2007* to
	(Unaudited)		December 31, 2008	December 31, 2007

Selected Per-Share Data:
Net asset value, beginning of period	$6.15		$10.35	$10.00
Operations:
Net investment income	—		0.01	0.01
Net realized and unrealized gain (loss) on investments	1.02		(4.21)	0.34

Total from operations	1.02		(4.20)	0.35

Net asset value, end of period	$7.17		$6.15	$10.35

Total return	16.59	%(b)	–40.58%	3.50	%(b)
Ratios and supplemental data:
Net assets at end of period (millions)	$7.2		$4.8	$7.3
Ratios to average net assets:
Expenses	1.40	%(a)	1.26%	1.30	%(a)
Net investment income	0.23	%(a)	0.18%	0.10	%(a)
Portfolio turnover rate	117%		175%	107%

(a)	Annualized.

(b)	Not annualized.

*	Represents date of commencement of operations.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.

Notes to Financial Statements	June 30, 2009 (Unaudited)

(1)	Organization

Ohio National Fund, Inc. (the “Fund”) is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund consists of twenty four separate investment portfolios (the “Portfolios”) that seek the following objectives and strategies:

■	Equity Portfolio — Long-term growth of capital by investing primarily in common stocks or other equity securities.

■	Money Market Portfolio — Maximum current income consistent with preservation of capital and liquidity by investing in high quality money market instruments.

■	Bond Portfolio — High level of income and opportunity for capital appreciation consistent with preservation of capital by investing primarily in intermediate-term and long-term fixed income securities.

■	Omni Portfolio — High level of long-term total return consistent with preservation of capital by investing in stocks, bonds, and money market instruments.

■	International Portfolio — Total return on assets by investing primarily in equity securities of foreign companies.

■	Capital Appreciation Portfolio — Long term capital growth by investing primarily in common stocks of established companies with either current or emerging earnings growth not fully appreciated or recognized by the market.

■	Millennium Portfolio — Maximum capital growth by investing primarily in common stocks of small sized companies.

■	International Small-Mid Company Portfolio — Long-term growth of capital by investing at least 80% of its assets in equity securities of foreign small and mid-cap companies.

■	Aggressive Growth Portfolio — Long-term capital growth by investing primarily in equity securities with attractive growth opportunities.

■	Small Cap Growth Portfolio — Long-term capital appreciation by investing in stocks of small companies with strong business franchises and competitive positions that generate rapidly rising earnings or profits.

■	Mid Cap Opportunity Portfolio — Long-term total return by investing primarily in equity securities focusing on mid-cap companies that offer potential for capital appreciation.

■	S&P 500® Index Portfolio — Total return that approximates the total return of the Standard & Poor’s 500® Index.

■	Strategic Value Portfolio — Growth of capital and income by investing primarily in securities of high dividend yielding companies.

■	High Income Bond Portfolio — High current income by investing primarily in lower rated corporate debt obligations commonly referred to as “junk bonds”. The Portfolio’s investments are generally rated Baa or lower by Moody’s, or BBB or lower by Standard & Poor’s or Fitch.

■	Capital Growth Portfolio — Long-term capital appreciation by investing in and actively managing equity securities of small cap growth companies.

■	Nasdaq-100® Index Portfolio — Long-term growth of capital by investing primarily in stocks that are included in the Nasdaq-100® Index. Unlike the other Portfolios of the Fund, the Nasdaq-100® Index Portfolio is a non-diversified portfolio for purposes of Section 5 (b)(1) of the 1940 Act.

■	Bristol Portfolio — Long-term growth of capital by investing primarily in common stocks of the 1,000 largest publicly traded U.S. companies in terms of market capitalization.

■	Bryton Growth Portfolio — Long-term growth of capital by investing primarily in common stocks of growth-oriented U.S. companies smaller than the 500 largest publicly traded U.S. companies in terms of market capitalization.

(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2009 (Unaudited)

■	U.S. Equity Portfolio — Capital appreciation with a secondary objective of capital preservation to provide long term growth by investing within under-priced sectors and industries.

■	Balanced Portfolio — Capital appreciation and income by investing within under-priced sectors and industries while maintaining a minimum of 25% of its assets in fixed income securities.

■	Income Opportunity Portfolio — Modest capital appreciation and maximization of realized gains by investing within under-priced industries.

■	Target VIP Portfolio — Above average total return by investing in the common stocks of companies which are identified by a model that applies separate uniquely specialized strategies.

■	Target Equity/Income Portfolio — Above average total return by adhering to a disciplined, quantitative investment process that incorporates two distinct strategy methodologies.

■	Bristol Growth Portfolio — Long-term growth of capital by investing primarily in common stocks of the 1,000 largest publicly traded U.S. companies in terms of market capitalization.

Additional detail regarding portfolio-specific objectives, policies, and investment strategies is provided in the prospectus and Statement of Additional Information of Ohio National Fund, Inc. There are no assurances these objectives will be met. Each Portfolio, except the Nasdaq-100® Index Portfolio, is classified as diversified for purposes of Section 5 (b)(1) of the 1940 Act.

At present, the Fund sells its shares only to separate accounts of The Ohio National Life Insurance Company (“ONLIC”), Ohio National Life Assurance Corporation (“ONLAC”), and National Security Life and Annuity Company (“NSLA”) to support certain benefits under variable contracts issued by those entities. In the future, Fund shares may be used for other purposes but, unless there is a change in applicable law, they will not be sold directly to the public.

Interest in each Portfolio is represented by a separate class of the Fund’s capital stock, par value $1. Each share of a Portfolio participates equally in the Portfolio’s dividends, distributions, net assets, and voting matters.

The Fund is authorized to issue 350 million of its capital shares. These authorized shares have been allocated to specific Portfolios of the Fund as follows:

Portfolio	Authorized Shares
Equity	25,000,000
Money Market	50,000,000
Bond	20,000,000
Omni	10,000,000
International	30,000,000
Capital Appreciation	15,000,000
Millennium	10,000,000
International Small-Mid Company	10,000,000
Aggressive Growth	10,000,000
Small Cap Growth	10,000,000
Mid Cap Opportunity	15,000,000
S&P 500® Index	20,000,000

Portfolio	Authorized Shares
Strategic Value	10,000,000
High Income Bond	15,000,000
Capital Growth	10,000,000
Nasdaq-100® Index	15,000,000
Bristol	15,000,000
Bryton Growth	15,000,000
U.S. Equity	10,000,000
Balanced	5,000,000
Income Opportunity	5,000,000
Target VIP	10,000,000
Target Equity/Income	10,000,000
Bristol Growth	5,000,000

The Fund’s Board of Directors (the “Board”) periodically reallocates authorized shares among the Portfolios of the Fund as deemed necessary.

Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the risk of loss to the Fund is expected to be remote.

(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2009 (Unaudited)

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements:

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

Investments are valued using pricing procedures approved by the Board.

All investments in the Money Market Portfolio are valued at amortized cost in accordance with Rule 2a-7 of the 1940 Act. Should the short-term debt securities held in the Omni Portfolio maintain a dollar-weighted average maturity of 120 days or less and have no maturities greater than one year, such instruments will be valued at amortized cost. In all Portfolios of the Fund, fixed income instruments that mature in sixty days or less are consistently valued at amortized cost. Amortized cost valuation involves valuing a security at its cost initially and thereafter amortizing to maturity any discounts or premiums on the level-yield method, regardless of the impact of fluctuating market interest rates on the fair value of the security. In these instances, amortized cost approximates fair value.

Investments, other than those securities aforementioned, are valued as follows:

Domestic equity securities that are traded on U.S. exchanges, with the exception of options, are valued at the last trade price on the exchange on which each security is principally traded (normally at 4:00 pm Eastern Time). Option securities are currently valued on a composite close price basis. Over-the-counter domestic equity securities are valued at the last trade price reported daily as of 4:00 pm Eastern Time (normal trading sessions). Over-the-counter traded ADRs may be valued at an evaluated price based on the value of the underlying securities. If a domestic equity security is not traded on a particular day, the mean between the bid and ask prices reported at 4:00 pm Eastern Time by the primary exchange will generally be used for valuation purposes. The principal sources for market quotations are independent national pricing services that have been approved by the Board.

Fixed income securities with a remaining maturity exceeding sixty days are generally valued at the mean between the daily close bid and ask prices, as provided by independent pricing services approved by the Board.

Repurchase agreements are valued at amortized cost, which approximates fair value.

Restricted securities, illiquid securities, and other investments for which market quotations are not readily available are valued at estimated fair market value using methods determined in good faith by the Fund’s Pricing Committee under the supervision of the Board.

Foreign equity securities are initially priced at the last sale price at the close of the exchange on which a security is primarily traded. Securities not traded on a particular day are valued at the mean between the last reported bid and ask quotes at daily close, or the last sale price when appropriate. The principal sources for market quotations are independent pricing services that have been approved by the Board.

Securities that are primarily traded on foreign exchanges are further subjected to fair valuation pricing procedures provided by an independent fair valuation service. The service provides data that can be used to estimate the price of a foreign issue that would prevail in a liquid market given market information available daily at 4:00 pm Eastern Time. Multiple factors may be considered in performing this valuation, including an issue’s local close price, relevant general and sector indices, currency fluctuations, and pricing of related ADRs, New York registered shares, iShares, and futures. The assumptions selected by the Fund that are used in the valuation include a zero-basis trigger using the S&P 500 Index and a 75% confidence interval. These

(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2009 (Unaudited)

assumptions result in the performance of the pricing procedures each day there is a change in the S&P 500 Index from the time of local close to the 4:00 pm Eastern Time U.S. market close for each individual security for which there is a fairly large degree of certainty that the local close price is not the liquid market price at the time of U.S. market close. Backtesting analysis is performed on a quarterly basis to monitor the effectiveness of these procedures. The testing is reviewed by management of the Fund as well as the Fund’s Board. Prior results have indicated that the fair value procedures have been effective in reaching valuation objectives.

The differences between the aggregate cost and fair market values of investments are reflected as unrealized appreciation or unrealized depreciation.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a three-tier hierarchy framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards and is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.

The hierarchy of pricing inputs is summarized in three broad levels:

Level 1:	Quoted prices in active markets for identical securities.
Level 2:	Other significant observable inputs, including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.
Level 3:	Significant unobservable inputs, including the Fund’s own assumptions used to determine the fair value of securities.

In April 2009, the FASB issued FASB Staff Position FAS 157-4 which amends SFAS No. 157, Fair Value Measurements, and is effective for interim and annual periods ending after June 15, 2009. FSP FAS 157-4 provides additional guidance when the volume and level of activity for the asset or liability measured at fair value has significantly decreased. Additionally, FAS 157-4 expands disclosure by reporting entities with respect to categories of assets and liabilities carried at fair value. Management has determined that the provisions of FSP FAS 157-4 will not have a material impact on the Fund’s financial statements.

The following is a summary of the inputs used in valuing each of the Portfolio’s assets (liabilities) at fair value as of June 30, 2009:

Portfolio	Financial Instrument Type	Level 1	Level 2	Level 3

Equity	Equity Securities	$192,935,753	$—	$—
	Repurchase Agreements	—	6,148,577	—

		$192,935,753	$6,148,577	$—

Money Market*	Corporate Debt Securities	$—	$238,965,555	$—
	Money Market Funds	45,000,000	—	—
	U.S. Treasury Obligations	—	14,999,542	—
	Repurchase Agreements	—	57,907,000	—

		$45,000,000	$311,872,097	$—

Bond	Corporate Debt Securities	$—	$109,006,490	$—
	U.S. Treasury Obligations	—	1,935,006	—
	Money Market Funds	3,160,000	—	—

		$3,160,000	$110,941,496	$—

Omni	Equity Securities	$23,506,516	$—	$—
	Corporate Debt Securities	—	11,027,699	—
	Money Market Funds	2,371,000	—	—

		$25,877,516	$11,027,699	$—

(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2009 (Unaudited)

Portfolio	Financial Instrument Type	Level 1	Level 2	Level 3

International	Equity Securities – Common Stocks	$26,505,139	$149,580,090	$—
	Equity Securities – Exchange Traded Funds	6,258,284	—	—
	Repurchase Agreements	—	1,733,000	—

		$32,763,423	$151,313,090	$—

	Foreign currency exchange contracts	$(17,749)	$—	$—

Capital Appreciation	Equity Securities	$97,434,530	$2,012,424	—
	Money Market Funds	9,603,000	—	—

		$107,037,530	$2,012,424	$—

Millennium	Equity Securities	$32,853,524	$—	$—
	Money Market Funds	143,000	—	—

		$32,996,524	$—	$—

International Small-Mid Company	Equity Securities – Common Stocks	$8,559,365	$44,925,456	$—
	Equity Securities – Exchange Traded Funds	774,455	—	—
	Repurchase Agreements	—	2,922,000	—

		$9,333,820	$47,847,456	$—

Aggressive Growth	Equity Securities	$17,431,922	$3,037,394	$—
	Corporate Debt Securities	—	200,000	—
	Money Market Funds	1,523,000	—	—

		$18,954,922	$3,237,394	$—

Small Cap Growth	Equity Securities	$16,566,500	$97,660	$—
	Money Market Funds	653,000	—	—

		$17,219,500	$97,660	$—

Mid Cap Opportunity	Equity Securities	$45,537,460	$—	$—
	Money Market Funds	20,484,000	—	—
	Repurchase Agreements	—	36,092,000	—

		$66,021,460	$36,092,000	$—

S&P 500® Index	Equity Securities	$124,999,390	$—	$—
	Corporate Debt Securities	—	1,949,000	—

		$124,999,390	$1,949,000	$—

Strategic Value	Equity Securities	$11,005,874	$2,799,755	$—
	Money Market Funds	373,000	—	—

		$11,378,874	$2,799,755	$—

(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2009 (Unaudited)

Portfolio	Financial Instrument Type	Level 1	Level 2	Level 3

High Income Bond	Corporate Debt Securities	$—	$104,681,442	$423
	Equity Securities – Preferred Stocks	—	148,823	—
	Equity Securities – Common Stocks and Warrants	4,765	—	—
	Money Market Funds	1,493,000	—	—

		$1,497,765	$104,830,265	$423

Capital Growth	Equity Securities	$30,471,112	$—	$—
	Money Market Funds	437,000	—	—

		$30,908,112	$—	$—

Nasdaq-100® Index	Equity Securities	$36,514,408	$—	$—
	Corporate Debt Securities	—	153,000	—

		$36,514,408	$153,000	$—

Bristol	Equity Securities	$101,916,087	$—	$—
	Money Market Funds	5,403,000	—	—

		$107,319,087	$—	$—

Bryton Growth	Equity Securities	$80,845,411	$—	$—
	Money Market Funds	3,965,000	—	—

		$84,810,411	$—	$—

U.S. Equity	Equity Securities	$12,088,297	$—	$—
	Money Market Funds	1,065,000	—	—

		$13,153,297	$—	$—

Balanced	Equity Securities	$6,683,716	$—	$—
	Corporate Debt Securities	—	4,264,773	—
	U.S. Government Agency Issues	—	254,516	—
	Money Market Funds	56,000	—	—

		$6,739,716	$4,519,289	$—

Income Opportunity	Equity Securities	$5,154,828	$—	$—
	Money Market Funds	427,000	—	—

		$5,581,828	$—	$—

	Written Options Outstanding	$(164,700)	$—	$—

Target VIP	Equity Securities	$17,971,123	$—	$—
	Money Market Funds	383,000	—	—

		$18,354,123	$—	$—

Target Equity/Income	Equity Securities	$21,640,166	$—	$—
	Money Market Funds	455,000	—	—

		$22,095,166	$—	$—

(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2009 (Unaudited)

Portfolio	Financial Instrument Type	Level 1	Level 2	Level 3

Bristol Growth	Equity Securities	$6,999,236	$—	$—
	Money Market Funds	211,000	—	—

		$7,210,236	$—	$—

*	At June 30, 2009, the Money Market Portfolio’s investments, with the exception of money market funds were valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are considered to be valued using Level 2 inputs.

Below is a reconciliation that details the activity of securities in Level 3 from January 1, 2009 to June 30, 2009:

High Income Bond
(Corporate Debt Securities)

Beginning Balance – December 31, 2008	$341,503
Total gains or losses (realized/unrealized):
Included in earnings (or changes in net assets)	(199,672)
Purchases, issuances, and settlements	—
Transfers in and/or out of Level 3	(141,408)

Ending Balance – June 30, 2009	$423

The amount of total gains or losses for the period included in earnings (or changes in net assets) attributable to the change in unrealized gains or losses relating to assets still held at the reporting date	$(11)

Foreign Securities and Currency

The books and records of all the Portfolios are maintained in U.S. dollars. All investments and cash quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates provided by an independent source. These exchange rates are currently determined daily, normally at 4:00 pm Eastern Time. Purchases and sales of foreign-denominated investments are recorded at rates of exchange prevailing on the respective dates of such transactions.

The Fund may not fully isolate that portion of the results of operations resulting from changes in foreign exchange rates from fluctuations arising from changes in market prices on foreign currency-denominated investments. However, for tax purposes, the Fund does fully isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon sale or maturity of such investments to the extent required by Federal income tax regulations.

All Portfolios of the Fund, other than the Target VIP and Target Equity/Income Portfolios, may invest in securities of foreign issuers, although foreign securities purchased by the Money Market Portfolio must be denominated in U.S. dollars and held in custody in the United States of America. The International and International Small-Mid Company Portfolios may be invested entirely in foreign securities. Investments in securities of foreign issuers, including investments in foreign companies through the use of depository receipts, carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that could adversely affect capital investment within those countries.

Repurchase Agreements

The Portfolios routinely acquire repurchase agreements from member banks of the Federal Reserve System which are deemed creditworthy under guidelines approved by the Board, subject to the seller’s agreement to repurchase such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by a Portfolio plus interest negotiated

(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2009 (Unaudited)

on the basis of current short-term rates, which may be more or less than the rate on the underlying securities. The maturities of these instruments vary from overnight to one week. The seller, under a repurchase agreement, is required to maintain as collateral for the repurchase transaction securities in which the Portfolio has a perfected security interest with a value not less than 100% of the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by the Portfolio’s custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential for loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the fair value of the underlying securities during the period while the Fund seeks to assert its rights.

Restricted and Illiquid Securities

Restricted securities are those securities purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (“the 1933 Act”) or pursuant to the resale limitations provided by Rule 144A under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. 144A securities are issued by corporations without registration in reliance on 1933 Act provisions allowing for the private resale of unregistered securities to qualified institutional buyers. Section 4(2) commercial paper is issued pursuant to Section 4(2) of the 1933 Act which exempts an issue from registration. This paper may be used to finance non-current transactions, such as acquisitions, stock repurchase programs, and other long-term assets. Investments by a portfolio in Rule 144A and Section 4(2) securities could have the effect of decreasing the liquidity of a portfolio during any period in which qualified institutional investors were no longer interested in purchasing these securities.

Typically, the restricted securities noted above are not considered illiquid. The criteria used to determine if a restricted security is illiquid includes frequency of trades and quotes, available dealers willing to make transactions, availability of market makers in the security, and the nature of the security and its trades. The Money Market, Bond, and Omni Portfolios may invest up to 10% of assets in illiquid securities. Each of the other Portfolios of the Fund may invest up to 15% of its assets in illiquid securities.

When-issued Securities

The Portfolios may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolios may hold liquid assets as collateral that is deemed to be sufficient to cover the purchase price.

Borrowing and Securities Lending

Certain Portfolios in the Fund are allowed to borrow for investment purposes. Borrowings would generally be unsecured, except to the extent the Portfolios enter into reverse repurchase agreements. The 1940 Act requires the Portfolios to maintain continuous asset coverage equal to three times the amount borrowed. No borrowings were conducted by any of the Fund’s Portfolios during the six-month period ended June 30, 2009.

All Portfolios, with the exception of the Money Market Portfolio, are able to lend securities if the loan is adequately secured, is immediately callable and allows for all interest and dividend payments; and the aggregate value of securities loaned does not exceed one third of the total assets. There were no securities lent by any of the Portfolios during the six-month period ended June 30, 2009.

Investment Transactions and Related Income

For financial reporting purposes, investment transactions are accounted for on a trade date basis. For purposes of executing separate account shareholder transactions in the normal course of business, however, the Fund’s investment transactions are recorded no later than the first calculation on the first business day following the trade date in accordance with Rule 2a-4 of the

(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2009 (Unaudited)

1940 Act. Accordingly, differences between the net asset values for financial reporting and for executing separate account shareholder transactions may arise. Dividend income is recognized on the ex-dividend date, except in the case of those Portfolios holding foreign securities, in which dividends are recorded as soon after the ex-dividend date as the Fund’s information agents become aware of such dividends. Interest income is accrued daily as earned and includes the amortization of premium and accretion of discount. Net realized gain or loss on investments and foreign exchange transactions are determined using the specific identification method.

Distributions to Shareholders and Federal Taxes

Net investment income of the Money Market Portfolio is declared and paid daily as a dividend to shareholders immediately before the computation of the net asset value of Money Market Portfolio shares. Dividends are automatically reinvested in additional Money Market Portfolio shares at the net asset value immediately following such computation. Distributions arising from net investment income and net capital gains from the remaining Portfolios are declared and paid to shareholders periodically as required for each of the Portfolios to continue to qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code. The Fund, excluding the Money Market Portfolio, may also satisfy its distribution requirements by using consent dividends rather than cash dividends. The Fund has the intent to continue to comply with tax provisions pertaining to regulated investment companies and make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes. As such, no provisions for Federal income or excise taxes have been recorded.

The character of income and realized capital gains distributions are determined in accordance with Federal income tax regulations and may differ from net investment income and realized gains for financial reporting purposes. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature they are reclassified within the composition of net assets; temporary differences do not require such reclassification. Distributions to shareholders that exceed taxable income and net taxable realized gains are reported as return of capital distributions.

As required, the Fund previously adopted Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is more-likely-than-not (i.e. greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-than-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Implementation of FIN 48 included a review of tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal tax and the state of Maryland (i.e. the last 4 tax year ends and the interim tax period since then).

Expense Allocation

Expenses directly attributable to a Portfolio are charged to that Portfolio. Expenses that cannot be directly attributed to a Portfolio are allocated among all the benefited Portfolios on a basis of relative net assets or other appropriate method.

Foreign Withholding Taxes

Certain Portfolios in the Fund may be subject to taxes imposed by countries in which they invest with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned. These Portfolios accrue such taxes as the related income is earned.

(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2009 (Unaudited)

(3)	Related Party and Other Transactions

The Fund has an Investment Advisory Agreement with Ohio National Investments, Inc. (“ONI”), a wholly-owned subsidiary of ONLIC. Under the terms of this agreement, ONI provides portfolio management and investment advice to the Fund and administers its operations, subject to the supervision of the Fund’s Board. This agreement is renewed annually upon the approval by the Board. Typically, contract renewals are approved by the Board in the meeting held subsequent to the close of the Fund’s second quarter. As compensation for its services, ONI receives advisory fees from the Fund calculated on the basis of each Portfolio’s average daily net assets and the following current schedule of Board-approved annualized fee breakpoints.

Equity
 0.79% of first $200 million
0.74% of next $800 million
0.70% over $1 billion
Bond
 0.60% of first $100 million
0.50% of next $150 million
0.45% of next $250 million
0.40% of next $500 million
0.30% of next $1 billion
0.25% over $2 billion
International
 0.85% of first $100 million
0.80% of next $100 million
0.70% over $200 million
Millennium
 0.80% of first $150 million
0.75% of next $150 million
0.70% of next $300 million
0.65% over $600 million
Aggressive Growth
 0.80% of first $100 million
0.75% of next $400 million
0.70% over $500 million
Mid Cap Opportunity
 0.85% of first $100 million
0.80% of next $100 million
0.75% of next $300 million
0.70% over $500 million
Strategic Value
 0.75% of first $100 million
0.70% of next $400 million
0.65% over $500 million
Capital Growth
 0.90% of first $100 million
0.85% of next $100 million
0.80% of next $300 million
0.75% over $500 million
Bristol
 0.80% of first $100 million
0.70% of next $400 million
0.65% over $500 million
Money Market
 0.30% of first $100 million*
0.25% of next $150 million
0.23% of next $250 million
0.20% of next $500 million
0.15% over $1 billion
Omni
 0.60% of first $100 million
0.50% of next $150 million
0.45% of next $250 million
0.40% of next $500 million
0.30% of next $1 billion
0.25% over $2 billion
Capital Appreciation
 0.80% of first $100 million
0.75% of next $300 million
0.65% of next $600 million
0.60% over $1 billion
International Small-Mid Company
 1.00% of first $100 million
0.90% of next $100 million
0.85% over $200 million
Small Cap Growth
 0.95% of first $100 million
0.90% of next $50 million
0.80% of next $150 million
0.75% over $300 million
S&P 500® Index
 0.40% of first $100 million
0.35% of next $150 million
0.33% over $250 million
High Income Bond
 0.75% of first $75 million
0.70% of next $75 million
0.65% of next $75 million
0.60% over $225 million
Nasdaq-100® Index
 0.40% of first $100 million
0.35% of next $150 million
0.33% over $250 million

(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2009 (Unaudited)

U.S. Equity
 0.75% of first $200 million
0.70% of next $300 million
0.65% over $500 million
Balanced
 0.75% of first $200 million
0.70% of next $300 million
0.65% over $500 million
Target VIP
 0.60% of first $100 million
0.55% of next $400 million
0.50% over $500 million
Bryton Growth
 0.85% of first $100 million
0.75% of next $400 million
0.70% over $500 million
Income Opportunity
 0.80% of first $200 million
0.75% of next $300 million
0.70% over $500 million
Target Equity/Income
 0.60% of first $100 million
0.55% of next $400 million
0.50% over $500 million
Bristol Growth 0.80% of first $100 million 0.70% of next $400 million 0.65% over $500 million

*	For the six-month period ended June 30, 2009, ONI waived advisory fees in excess of 0.25% of the first $100 million of average daily net assets in the Money Market Portfolio. Waivers related to the Money Market Portfolio are voluntary and are not subject to recoupment in subsequent fiscal periods. The amount of the waiver for the six-month period ended June 30, 2009 was $25,000. If ONI did not agree to reimburse these expenses, the total expenses incurred by the Money Market Portfolio for the six-month period ended June 30, 2009 would have been higher than the net expenses reflected in the financial statements.

Under the Investment Advisory Agreement, the Fund authorizes ONI to retain sub-advisers (“the Sub-Advisers”)for the Equity, Omni, International, Capital Appreciation, Millennium, International Small-Mid Company, Aggressive Growth, Small Cap Growth, Mid Cap Opportunity, Strategic Value, High Income Bond, Capital Growth, Bristol, Bryton Growth, U.S. Equity, Balanced, Income Opportunity, Target VIP, Target Equity/Income, and Bristol Growth Portfolios subject to the approval of the Board. ONI has entered into sub-advisory agreements with Legg Mason Capital Management, Inc. (“Legg Mason”), Suffolk Capital Management, LLC (“Suffolk”), Federated Global Investment Management Corp. (“Federated Global”), Jennison Associates LLC (“Jennison”), Neuberger Berman Management LLC (“Neuberger Berman”), Janus Capital Management LLC (“Janus”), RS Investment Management, Co. LLC (“RSIM”), Federated Equity Management Company of Pennsylvania (“Federated Equity”), Federated Investment Management Company (“Federated Investment”), Eagle Asset Management, Inc. (“Eagle”), ICON Advisers, Inc. (“ICON”), and First Trust Advisors L.P. (“First Trust”), to manage the investment of those Portfolios’ assets, subject to the supervision of ONI. As compensation for their services, the Sub-Advisers receive from ONI a sub-advisory fee calculated on the basis of each of the aforementioned Portfolio’s average daily net assets and the following current Board — approved schedule of annualized fee breakpoints.

Equity (Legg Mason)
0.40% of first $200 million
0.38% over $200 million
International (Federated Global)
0.40% of first $200 million
0.35% over $200 million
Capital Appreciation (Jennison)
0.75% of first $10 million
0.50% of next $30 million
0.35% of next $25 million
0.25% of next $335 million
0.22% of next $600 million
0.20% over $1 billion	Omni (Suffolk)
0.30% of first $100 million
0.25% of next $150 million
0.225% of next $250 million
0.20% of next $500 million
0.15% of next $1 billion
0.125% over $2 billion
Millennium (Neuberger Berman)
0.55% of first $150 million
0.50% of next $150 million
0.40% over $300 million
International Small-Mid Company
(Federated Global)
0.75% of first $100 million
0.65% over $100 million

(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2009 (Unaudited)

Aggressive Growth (Janus)
0.55% of first $100 million
0.50% of next $400 million
0.45% over $500 million
Mid Cap Opportunity (RSIM)
0.60% of first $100 million
0.55% of next $100 million
0.50% over $200 million
High Income Bond (Federated Investment)
0.50% of first $30 million
0.40% of next $20 million
0.30% of next $25 million
0.25% over $75 million
Bristol (Suffolk)
0.45% of first $100 million
0.40% of next $400 million
0.35% over $500 million
U.S. Equity and Balanced (ICON)
0.50% of first $200 million
0.45% of next $300 million
0.40% over $500 million
Target VIP and Target Equity/Income (First Trust)
0.35% of first $500 million
0.25% over $500 million	Small Cap Growth (Janus)
0.65% of first $50 million
0.60% of next $100 million
0.50% over $150 million
Strategic Value (Federated Equity)
0.50% of first $35 million
0.35% of next $65 million
0.25% over $100 million
Capital Growth (Eagle)
0.59% of first $100 million
0.55% of next $100 million
0.50% over $200 million
Bryton Growth (Suffolk)
0.50% of first $100 million
0.45% of next $400 million
0.40% over $500 million
Income Opportunity (ICON)
0.55% of first $200 million
0.50% of next $300 million
0.45% over $500 million
Bristol Growth (Suffolk)
0.45% of first $100 million
0.40% of next $400 million
0.35% over $500 million

Suffolk, the sub-adviser for the Omni, Bristol, Bryton Growth, and Bristol Growth Portfolios has an affiliation with ONI. Ohio National Financial Services, Inc. (ONFS) owns 100% of ONLIC, the parent company of ONI, and also owns 81% of the voting securities of Suffolk. There were no Fund liabilities payable to Suffolk at June 30, 2009 and fees paid to Suffolk are an expense of ONI, not of the Fund.

Pursuant to a service agreement among ONI, ONLIC and the Fund, ONLIC has agreed to provide personnel and facilities to ONI on a cost-reimbursement basis. These personnel members include officers of the Fund. ONLIC also provides clerical and administrative services and such supplies and equipment as may be reasonably required in order for ONI to properly perform its advisory function pursuant to the Investment Advisory Agreement. ONLIC further performs duties to fulfill the transfer agent function on behalf of the Fund. Performance of these duties by ONLIC and availability of facilities, personnel, supplies, and equipment does not represent an expense to the Fund in excess of the advisory fees paid to ONI.

Pursuant to the Investment Advisory Agreement, if in any calendar quarter the total of all ordinary expenses of any Portfolio should exceed approximately one quarter of one percent of the average daily net assets, ONI shall reimburse the Portfolio for such excess expenses. Ordinary expenses for purposes of this calculation exclude the advisory fee paid to ONI, taxes, brokerage commissions, and interest. There were no resulting contractual expense reimbursements for the six-month period ended June 30, 2009.

During the six-month period ended June 30, 2009, ONI voluntarily reimbursed the amount of daily gross expenses of the Money Market Portfolio in excess of daily income earned by the Portfolio. The amount reimbursed to the Portfolio for the six-month period ended June 30, 2009 was $262,947. This reimbursement is not subject to recoupment in subsequent fiscal periods.

Effective August 12, 2006, the Investment Advisory Agreement was amended upon approval of the Fund’s shareholders and ONLIC, ONLAC, and NSLA variable contract owners. The amendment allows for a portion of the expenses related to the Fund’s Chief Compliance Officer and staff to be incurred by the Fund and paid from the Fund to the Fund’s adviser, ONI. Pursuant to the service agreement among ONI, ONLIC and the Fund, ONLIC has provided the personnel, services, and equipment necessary to perform the Fund’s regulation-mandated compliance function and ONI has reimbursed ONLIC for such costs. For the six-month period

(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2009 (Unaudited)

ended June 30, 2009, the Fund incurred compliance expenses totaling $61,510, equally allocated to the Portfolios. Expenses incurred by the Portfolios are reflected on the Statements of Operations as “Compliance expense”.

Each director of the Board who is not an officer of the Fund nor an employee of ONI or its corporate affiliates is currently paid a quarterly retainer fee of $7,500, $2,000 for each Board meeting attended, $1,000 for each Audit Committee meeting attended, and $500 for each other Board committee or independent directors meetings attended. The lead independent director of the Board receives an additional quarterly retainer fee of $3,125 and the Audit Committee chair receives an additional quarterly retainer fee of $1,250. For the six-month period ended June 30, 2009, compensation of these directors by the Fund totaled $94,500.

U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin, serves as the accounting agent for all but the International and International Small-Mid Company Portfolios. U.S. Bank Institutional Trust & Custody, 425 Walnut Street, Cincinnati, Ohio serves as the custodian for all but the International and International Small-Mid Company Portfolios. The accounting agent and custodian for the International and International Small-Mid Company Portfolios is State Street Bank-Kansas City, 801 Pennsylvania Ave., Kansas City, Missouri. For assets held outside the United States, U.S. Bank and State Street Bank-Kansas City enter into sub-custodial agreements, subject to approval by the Board.

(4)	Capital Share Transactions

Capital share transactions for the six-month period ended June 30, 2009 and the year ended December 31, 2008 were as follows:

	Equity		Money Market		Bond
	Six-Month		Six-Month		Six-Month
	Period Ended		Period Ended		Period Ended
	6/30/09	Year Ended	6/30/09	Year Ended	6/30/09	Year Ended
	(Unaudited)	12/31/2008	(Unaudited)	12/31/2008	(Unaudited)	12/31/2008

Capital shares issued on sales	957,052	4,134,758	18,062,148	87,727,402	1,556,663	3,099,909
Capital shares issued on reinvested dividends	—	211,054	—	663,868	—	—
Capital shares redeemed	(2,156,246)	(7,168,214)	(21,843,235)	(81,757,541)	(1,879,192)	(7,989,964)

Net increase/(decrease)	(1,199,194)	(2,822,402)	(3,781,087)	6,633,729	(322,529)	(4,890,055)

	Omni		International		Capital Appreciation
	Six-Month		Six-Month		Six-Month
	Period Ended		Period Ended		Period Ended
	6/30/09	Year Ended	6/30/09	Year Ended	6/30/09	Year Ended
	(Unaudited)	12/31/2008	(Unaudited)	12/31/2008	(Unaudited)	12/31/2008

Capital shares issued on sales	158,163	421,723	1,814,978	7,833,032	415,714	1,255,285
Capital shares issued on reinvested dividends	—	99,786	—	—	—	80,282
Capital shares redeemed	(382,427)	(1,078,713)	(3,498,888)	(11,805,937)	(1,341,819)	(2,604,708)

Net increase/(decrease)	(224,264)	(557,204)	(1,683,910)	(3,972,905)	(926,105)	(1,269,141)

(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2009 (Unaudited)

	Millennium		International Small-Mid Company		Aggressive Growth
	Six-Month		Six-Month		Six-Month
	Period Ended		Period Ended		Period Ended
	6/30/09	Year Ended	6/30/09	Year Ended	6/30/09	Year Ended
	(Unaudited)	12/31/2008	(Unaudited)	12/31/2008	(Unaudited)	12/31/2008

Capital shares issued on sales	3,395,348	612,449	601,330	1,566,704	799,064	1,924,740
Capital shares issued on reinvested dividends	—	—	—	—	—	—
Capital shares redeemed	(364,999)	(1,070,957)	(824,697)	(1,742,571)	(641,593)	(1,582,602)

Net increase/(decrease)	3,030,349	(458,508)	(223,367)	(175,867)	157,471	342,138

	Small Cap Growth		Mid Cap Opportunity		S&P 500® Index
	Six-Month		Six-Month		Six-Month
	Period Ended		Period Ended		Period Ended
	6/30/09	Year Ended	6/30/09	Year Ended	6/30/09	Year Ended
	(Unaudited)	12/31/2008	(Unaudited)	12/31/2008	(Unaudited)	12/31/2008

Capital shares issued on sales	515,951	734,032	2,363,272	4,178,560	3,569,631	3,164,333
Capital shares issued on reinvested dividends	—	—	—	—	—	257,996
Capital shares redeemed	(352,342)	(874,270)	(5,641,810)	(2,040,368)	(1,846,112)	(3,820,480)

Net increase/(decrease)	163,609	(140,238)	(3,278,538)	2,138,192	1,723,519	(398,151)

	Strategic Value		High Income Bond		Capital Growth
	Six-Month		Six-Month		Six-Month
	Period Ended		Period Ended		Period Ended
	6/30/09	Year Ended	6/30/09	Year Ended	6/30/09	Year Ended
	(Unaudited)	12/31/2008	(Unaudited)	12/31/2008	(Unaudited)	12/31/2008

Capital shares issued on sales	534,002	357,815	5,374,548	5,290,215	417,485	798,530
Capital shares issued on reinvested dividends	—	99,459	—	—	—	—
Capital shares redeemed	(284,339)	(1,187,546)	(2,496,528)	(4,584,159)	(339,018)	(613,810)

Net increase/(decrease)	249,663	(730,272)	2,878,020	706,056	78,467	184,720

	Nasdaq-100® Index		Bristol		Bryton Growth
	Six-Month		Six-Month		Six-Month
	Period Ended		Period Ended		Period Ended
	6/30/09	Year Ended	6/30/09	Year Ended	6/30/09	Year Ended
	(Unaudited)	12/31/2008	(Unaudited)	12/31/2008	(Unaudited)	12/31/2008

Capital shares issued on sales	2,717,695	4,154,173	2,895,731	4,903,913	2,735,515	4,446,981
Capital shares issued on reinvested dividends	—	—	—	114,606	—	—
Capital shares redeemed	(2,169,619)	(4,197,643)	(1,505,874)	(2,027,717)	(1,341,755)	(2,018,949)

Net increase/(decrease)	548,076	(43,470)	1,389,857	2,990,802	1,393,760	2,428,032

(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2009 (Unaudited)

	U.S. Equity		Balanced		Income Opportunity
	Six-Month		Six-Month		Six-Month
	Period Ended		Period Ended		Period Ended
	6/30/09	Year Ended	6/30/09	Year Ended	6/30/09	Year Ended
	(Unaudited)	12/31/2008	(Unaudited)	12/31/2008	(Unaudited)	12/31/2008

Capital shares issued on sales	244,046	464,056	218,554	455,908	245,679	145,839
Capital shares issued on reinvested dividends	—	26,044	—	—	—	—
Capital shares redeemed	(209,429)	(446,366)	(126,887)	(305,499)	(156,584)	(104,661)

Net increase/(decrease)	34,617	43,734	91,667	150,409	89,095	41,178

	Target VIP		Target Equity/Income		Bristol Growth
	Six-Month		Six-Month		Six-Month
	Period Ended		Period Ended		Period Ended
	6/30/09	Year Ended	6/30/09	Year Ended	6/30/09	Year Ended
	(Unaudited)	12/31/2008	(Unaudited)	12/31/2008	(Unaudited)	12/31/2008

Capital shares issued on sales	545,536	1,365,372	754,811	1,490,104	252,786	117,062
Capital shares issued on reinvested dividends	—	46,221	—	103,259	—	—
Capital shares redeemed	(418,417)	(629,173)	(714,091)	(1,206,350)	(43,928)	(38,489)

Net increase/(decrease)	127,119	782,420	40,720	387,013	208,858	78,573

(5)	Investment Transactions

Purchases and sales of investments (excluding short-term and government securities) for the six-month period ended June 30, 2009 were as follows:

					Capital
	Equity	Bond	Omni	International	Appreciation

Stocks and Bonds:
Purchases	$33,810,468	$4,014,933	$26,373,453	$207,539,228	$39,973,046
Sales	$30,106,297	$16,689,532	$28,009,848	$204,989,278	$52,687,448

		International
		Small-Mid	Aggressive	Small Cap	Mid Cap
	Millennium	Company	Growth	Growth	Opportunity

Stocks and Bonds:
Purchases	$48,161,290	$32,802,327	$2,104,174	$4,465,474	$97,876,954
Sales	$49,654,884	$31,692,909	$1,368,292	$3,266,738	$131,511,228

			High
	S&P 500®	Strategic	Income	Capital	Nasdaq-100®
	Index	Value	Bond	Growth	Index

Stocks and Bonds:
Purchases	$29,915,329	$5,187,756	$30,658,257	$13,184,811	$9,244,776
Sales	$13,162,742	$3,117,613	$4,911,927	$11,406,230	$6,059,856

		Bryton			Income
	Bristol	Growth	U.S. Equity	Balanced	Opportunity

Stocks and Bonds:
Purchases	$119,222,185	$47,546,714	$11,313,688	$6,043,355	$6,660,558
Sales	$100,509,137	$28,319,507	$11,436,376	$4,552,305	$5,810,347

(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2009 (Unaudited)

	Target	Target	Bristol
	VIP	Equity/Income	Growth

Stocks and Bonds:
Purchases	$16,375,862	$20,685,802	$7,517,236
Sales	$15,346,094	$19,997,060	$6,151,061

Purchases and sales of government securities for the six-month period ended June 30, 2009 were as follows:

	Bond	Balanced

Purchases	$3,819,375	$—
Sales	$1,908,555	$185,000

(6)	Financial Instruments

In March 2008, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS No. 161”), which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. SFAS No. 161 is effective for financial statements issued for fiscal years beginning after November 15, 2008, and interim periods within those fiscal years. The Fund adopted the standard, effective January 1, 2009.

The Fund’s Portfolios may trade in financial instruments with off-balance sheet risk for hedging purposes or, otherwise, in accordance with stated investing objectives. These financial instruments may include options, futures, and foreign currency contracts that may involve, to a varying degree, elements of risk in excess of the amounts recognized on financial statements.

Options

Each Portfolio, other than the Money Market Portfolio, for hedging purposes, may (a) write call options traded on a registered national securities exchange if such Portfolio owns the underlying securities subject to such options, and purchase call options for the purpose of closing out positions it has written, (b) purchase put options on securities owned, and sell such options in order to close its positions in put options, (c) purchase and sell financial futures and options thereon, and (d) purchase and sell financial index options; provided, however, that no option or futures contract shall be purchased or sold if, as a result, more than one-third of the total assets of the Portfolio would be hedged by options or futures contracts, and no more than 5% of any Portfolio’s total assets, at fair value, may be used for premiums on open options and initial margin deposits on futures contracts. The S&P 500® Index and Income Opportunity Portfolios are not subject to the above limitations, as these Portfolios may engage in the purchase or selling of put or call options in accordance with those Portfolios’ stated investment objectives. The Portfolios making use of options bear the market risk of an unfavorable change in the price of securities or indices underlying the options and, for purchase options, are subject to the risk that the options will expire before being exercised. A further risk associated with investing in options is that there may not be enough buyers and sellers in the market to permit a Portfolio to close a position. To limit the risk, a Portfolio will invest only where there is an established market.

When a Portfolio writes a put or call option, an amount equal to the premium received is included on the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. Such liability is subject to off balance sheet risks to the extent of any future increases in market value of the written options. If an option expires on its stipulated expiration date or if the Portfolio enters into a closing purchase transaction, a gain or loss is realized. If a written call option on an individual security is exercised, a gain or loss is realized for the sale of the underlying security, and the proceeds from the sale are increased by the premium originally received. If a written call option on a securities index is exercised, a gain or loss is realized as determined by the premium originally received, the exercise price and the market value of the index. If a written put option on an individual security is exercised, the cost of the security acquired is decreased by the premium originally received.

(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2009 (Unaudited)

When a Portfolio purchases a put or call option, an amount equal to the premium paid is included on the Portfolio’s Statement of Assets and Liabilities as an investment, and is subsequently marked-to-market to reflect the current market value of the option. If an option expires on the stipulated expiration date or if the Portfolio enters into a closing sale transaction, a gain or loss is realized. If a Portfolio exercises a call option on an individual security, the cost of the security acquired is increased by the premium paid for the call. If the Portfolio exercises a put option on an individual security, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium originally paid. If the Portfolio exercises a put option on a security index, a gain or loss is realized as determined by the premium originally paid, the exercise price and the market value of the index.

The Income Opportunity Portfolio’s written options are collateralized by cash and/or securities held with the Portfolio’s prime broker and in a segregated account at the Portfolio’s custodian. Such collateral for the Portfolio is restricted from use. The cash collateral or borrowings from the prime broker, if necessary, are included on the Statement of Assets and Liabilities. The securities pledged as collateral are noted as such on the Portfolio’s Schedule of Investments. Written and purchased options are non-income producing securities.

The activity in the option contracts written and the premiums received by the Income Opportunity Portfolio for six-month period ended June 30, 2009 is detailed as follows:

	Number of	Premiums
	Contracts	Received

Options outstanding, beginning of period	45	$117,749
Options written	1,817	5,024,278
Options exercised	—	—
Options expired	—	—
Options closed	(1,801)	(4,953,132)

Options outstanding, end of period	61	$188,895

Transactions involving purchased options by the Income Opportunity Portfolio for the six-month period ended June 30, 2009 were: Purchases: $667,435, Sales: $645,880. These transactions are also included in the Portfolio’s overall Investment Transactions disclosure.

Futures Contracts

Each Portfolio, other than the Money Market Portfolio may, for hedging purposes, purchase and sell financial futures contracts. Futures contracts are used for the purpose of hedging its existing Portfolio securities, or securities that the Portfolio intends to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a financial futures contract, a Portfolio is required to pledge to the broker an amount of cash, commercial paper, or receivables for securities sold equal to a percentage of the contract amount, known as the initial margin deposit. Subsequent payments, known as “variation margin”, are made or received by the Portfolios each day, depending on the daily fluctuations in the fair value of the underlying security. The Portfolios recognize unrealized appreciation/depreciation equal to the daily variation margin. When the contracts are closed, a Portfolio records a realized gain or loss equal to the difference between the value of the contracts at the time they were opened and the value at the time they were closed.

Should market conditions move unexpectedly, the Portfolios may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts interest rates, and the underlying hedged assets. A further risk associated with investing in futures contracts is that there may not be enough buyers and sellers in the market to permit a Portfolio to close a position when it wants to do so. To limit the risk, a Portfolio will invest only where there is an established market. The S&P 500® Index Portfolio may purchase or sell stock index futures contracts and the Nasdaq-100® Index Portfolio may purchase or sell derivative securities designed to replicate the Nasdaq-100® Index in accordance with their stated investment objectives.

(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2009 (Unaudited)

For the six-month period ended June 30, 2009, there were no futures contracts executed in the Fund’s Portfolios.

Foreign Currency Contracts

In order to hedge against changes in the exchange rates of foreign currencies in relation to the U.S. dollar, each Portfolio, other than the Money Market Portfolio, may engage in forward foreign currency exchange contracts. A forward foreign currency contract involves an obligation to purchase or sell a foreign currency at a future date, at a negotiated rate. The market value of a foreign currency contract fluctuates with changes in forward currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. With respect to sales of currency exchange contracts, a Portfolio would incur a realized loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. A Portfolio incurs a realized gain if the value of the contract decreases between those dates. With respect to purchases of currency exchange contracts, a Portfolio would incur a realized loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed.

The use of foreign currency contracts might not successfully protect a Portfolio against a loss resulting from the movements of foreign currency in relation to the U.S. dollar and does not eliminate fluctuations in the prices of other currencies or securities. A Portfolio is also exposed to credit risk associated with counterparty nonperformance on these currency exchange contracts, which is typically limited to the unrealized gain on each open contract.

At June 30, 2009, the International Portfolio had one open foreign currency contract commitment as follows:

Contract to buy foreign currency: (Australian Dollar)

					Unrealized
		Currency	Currency to	Contract at	Appreciation/
Date of contract	Exchange date	to receive	deliver	value	Depreciation

June 29, 2009	January 11, 2010	11,421,477 AUD	$9,101,318	$9,083,569	$(17,749)

For the six-month period ended June 30, 2009, the notional value of foreign currency contracts opened and closed by the International Portfolio was approximately $9.7 million.

The fair values and financial statement effects of derivative instruments, not accounted for as hedging instruments under FASB SFAS No. 133, “Accounting for Derivative Instruments and Hedging Activities”, as of and for the six-month period ended June 30, 2009 were as follows:

					Location on
					Statement
			Fair Value –	Fair Value –	of Assets
Portfolio	Instrument	Primary Risk Type	Asset Derivatives	Liability Derivatives	and Liabilities

International	Foreign currency contracts	Currency exchange rate	$9,083,569	(9,101,318)	(1)

Income Opportunity	Purchased options	Equity price	9,660	—	(2)
Income Opportunity	Written options	Equity price	—	(164,700)	(3)

(1)	Unrealized depreciation on foreign currency contacts
(2)	Investments in securities, at fair value
(3)	Options written, at fair value

(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2009 (Unaudited)

				Change in Unrealized
			Realized Gain	Appreciation (Depreciation)	Location on
			(Loss) on Derivatives	on Derivatives Recognized	on Statement
Portfolio	Instrument	Primary Risk Type	Recognized in Income	in Income	of Operations
International	Foreign currency contracts	Currency exchange rate	$(91,167)	$(17,749)	(1), (2)

Income Opportunity	Purchased options	Equity price	(38,930)	16,955	(3), (4)
	Written options	Equity price	(41,282)	50,446	(5), (6)

			$(80,212)	$67,401

(1)	Net realized gain (loss) on foreign currency contracts
(2)	Change in unrealized appreciation/depreciation on foreign currency contracts
(3)	Net realized gain (loss) on investments
(4)	Change in unrealized appreciation/depreciation on investments
(5)	Net realized gain (loss) on written options
(6)	Change in unrealized appreciation/depreciation on written options

(7)	Temporary Guarantee Program

On October 9, 2008, the Board approved the participation of the Money Market Portfolio in the U.S. Department of the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”). Participation in the initial three months of the Program required a payment to the U.S. Department of the Treasury (the “Treasury”) in the amount of 0.01% of the net asset value of the Money Market Portfolio as of the close of business on September 19, 2008.

On November 24, 2008, the Treasury announced that the Secretary of the Treasury elected to extend the Program until April 30, 2009 (the “Program Extension”) to support ongoing stability in the market. On December 4, 2008, the Board approved the participation of the Money Market Portfolio in the Program Extension. Continued participation in the Program required a payment to the Treasury in the amount of 0.015% of the net asset value of the Money Market Portfolio as of the close of business on September 19, 2008. As with the payment for the initial term of the Program, the Program Extension payment was borne by the Money Market Portfolio. The pro-rated portion of the payment for the period from January 1, 2009 to April 30, 2009 is included in the Statement of Operations of the Money Market Portfolio. The remainder of the payment was included in the Statement of Operations in the prior fiscal year.

On April 2, 2009, the Board decided that the Fund should not participate in a further extension of the Program beyond April 30, 2009.

(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2009 (Unaudited)

8)	Federal Income Tax Information

At December 31, 2008, the components of accumulated earnings (deficit) on a tax basis were as follows:

		Undistributed				Total
	Undistributed	Long-Term		Accumulated	Unrealized	Accumulated
	Ordinary	Capital Gains	Accumulated	Capital and	Appreciation	Earnings
Portfolio	Income	(Losses)	Earnings	Other Losses	(Depreciation)(1)	(Deficit)

Equity	$328,718	$—	$328,718	$(69,749,938)	$(114,112,978)	$(183,534,198)
Money Market	—	—	—	—	—	—
Bond	8,183,385	—	8,183,385	(9,875,608)	(19,673,858)	(21,366,081)
Omni	136,684	—	136,684	(7,694,785)	(10,315,782)	(17,873,883)
International	1,176,974	—	1,176,974	(85,031,515)	(56,722,347)	(140,576,888)
Capital Appreciation	133,059	—	133,059	(19,262,181)	(50,750,647)	(69,879,769)
Millennium	—	—	—	(30,373,739)	(3,645,697)	(34,019,436)
International Small-Mid Company	—	—	—	(26,030,006)	(5,627,923)	(31,657,929)
Aggressive Growth	—	—	—	(13,863,990)	(5,721,736)	(19,585,726)
Small Cap Growth	—	—	—	(13,396,142)	(6,887,262)	(20,283,404)
Mid Cap Opportunity	—	—	—	(41,655,585)	(17,345,922)	(59,001,507)
S&P 500® Index	269,391	—	269,391	(27,176,880)	(28,596,185)	(55,503,674)
Strategic Value	113,519	—	113,519	(7,547,753)	(3,082,083)	(10,516,317)
High Income Bond	7,174,182	—	7,174,182	(2,992,007)	(31,935,000)	(27,752,825)
Capital Growth	—	—	—	(15,086,421)	(4,994,385)	(20,080,806)
Nasdaq-100® Index	4,870	—	4,870	(4,941,132)	(7,421,974)	(12,358,236)
Bristol	132,522	—	132,522	(19,082,885)	(25,603,412)	(44,553,775)
Bryton Growth	—	—	—	(9,987,256)	(15,955,004)	(25,942,260)
U.S. Equity	36,208	—	36,208	(7,467,102)	(1,283,775)	(8,714,669)
Balanced	251,129	—	251,129	(1,529,696)	(1,310,150)	(2,588,717)
Income Opportunity	120,641	—	120,641	(253,907)	(324,028)	(457,294)
Target VIP	73,693	318,885	392,578	—	(12,371,097)	(11,978,519)
Target Equity/Income	81,552	254,198	335,750	(168,464)	(19,169,771)	(19,002,485)
Bristol Growth	11,955	—	11,955	(1,281,448)	(1,869,149)	(3,138,642)

(1)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributed primarily to tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains/(losses) on certain instruments.

(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2009 (Unaudited)

Under current tax regulations, capital losses realized after October 31 of a Portfolio’s fiscal year may be deferred and treated as occurring on the first business day or the following fiscal year. The following Portfolios had deferred post-October capital losses, which will be treated as arising on the first business day of the fiscal year ending December 31, 2009:

		Post-October
	Post-October	Currency
Portfolio	Losses	Losses

Equity	$1,002,149	$—
Bond	2,086,000	—
Omni	2,721,135	—
International	25,516,178	155,144
Capital Appreciation	8,872,489	—
Millennium	4,121,077	—
International Small-Mid Company	10,178,962	67,390
Aggressive Growth	1,403,491	—
Small Cap Growth	1,376,872	89
Mid Cap Opportunity	14,950,847	—
S&P 500® Index	280,966	—
Strategic Value	527,467	9,059
High Income Bond	7,195	—
Capital Growth	3,464,777	—
Nasdaq-100® Index	1,435,966	—
Bristol	7,186,254	—
Bryton Growth	6,567,436	—
U.S. Equity	2,985,273	—
Balanced	350,487	—
Income Opportunity	253,907	—
Target Equity/Income	168,464	—
Bristol Growth	444,976	—

(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2009 (Unaudited)

For Federal income tax purposes, the following Portfolios had capital loss carry forwards as of December 31, 2008, which are available to offset future realized gains, if any:

	Total Loss	Expiration Amount by Year
Portfolio	Carryforward	2009	2010	2011	2012	2013	2014	2015	2016

Equity	$68,747,789	$—	$—	$—	$—	$—	$—	$—	$68,747,789
Bond	7,789,608	—	—	1,386,670	560,097	733,695	—	—	5,109,146
Omni	4,973,650	—	—	—	—	—	—	—	4,973,650
International	59,360,193	—	—	—	—	—	—	—	59,360,193
Capital Appreciation	10,389,692	—	—	—	—	—	—	—	10,389,692
Millennium	26,252,662	—	17,131,037	1,610,585	—	—	—	—	7,511,040
International Small-Mid Company	15,783,654	—	—	—	—	—	—	—	15,783,654
Aggressive Growth	12,460,499	7,350,425	4,415,159	—	—	—	—	—	694,915
Small Cap Growth	12,019,181	7,561,943	3,671,938	—	—	—	—	—	785,300
Mid Cap Opportunity	26,704,738	—	—	—	—	—	—	—	26,704,738
S&P 500® Index	26,895,914	11,619,142	13,544,388	134,482	—	—	—	—	1,597,902
Strategic Value	7,011,227	—	1,170,471	75,015	—	—	—	—	5,765,741
High Income Bond	2,984,812	628,788	1,284,828	563,088	—	—	—	—	508,108
Capital Growth	11,621,644	2,302,862	9,318,782	—	—	—	—	—	—
Nasdaq-100® Index	3,505,166	—	915,546	1,110,252	701,524	531,984	215,042	30,818	—
Bristol	11,896,631	—	—	—	—	—	—	—	11,896,631
Bryton Growth	3,419,820	—	—	—	—	—	—	—	3,419,820
U.S. Equity	4,481,829	—	—	—	—	—	—	—	4,481,829
Balanced	1,179,209	—	—	—	—	—	—	—	1,179,209
Bristol Growth	836,472	—	—	—	—	—	—	—	836,472

The Board does not intend to authorize a distribution of any realized gain for a Portfolio until the capital loss carry over has been offset or expires.

During the year ended December 31, 2008, the Fund recorded reclassifications within the composition of net assets for permanent book/tax differences. These reclassifications were due principally to net operating losses, which for tax purposes cannot be used to offset future taxable income, and consent dividends. Consent dividends are constructive dividends in which distributions are deemed, for tax purposes, to be passed through from the Fund to shareholders upon written consent from all shareholders of the Fund. These reclassifications have no impact on the net asset values of the Fund and are designed to present the Fund’s accumulated net realized income and gain(loss) accounts on a tax basis.

The tax characteristics of dividends paid to shareholders for the year ended December 31, 2008, were as follows:

		Net	Net	Total
	Ordinary	Short-Term	Long-Term	Distribution
Portfolio	Income	Capital Gains	Capital Gains	Paid

Equity	$2,642,397	$—	$—	$2,642,397
Money Market	6,638,684	—	—	6,638,684
Omni	1,075,689	—	—	1,075,689
Capital Appreciation	936,890	—	—	936,890
S&P 500® Index	2,337,448	—	—	2,337,448
Strategic Value	771,804	—	—	771,804
Bristol	906,531	—	—	906,531
U.S. Equity	195,588	—	—	195,588
Target VIP	303,211	—	—	303,211
Target Equity/Income	637,109	—	—	637,109

(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2009 (Unaudited)

Cost basis for Federal income tax purposes may differ from the cost basis for financial reporting purposes. The table below details the unrealized appreciation (depreciation) and aggregate cost of securities at June 30, 2009 for Federal income tax purposes.

					Capital
	Equity	Bond	Omni	International	Appreciation	Millennium

Gross unrealized:
Appreciation	$22,879,704	$1,708,818	$1,978,322	$25,800,515	$8,457,920	$4,290,526
Depreciation	(75,651,036)	(6,277,734)	(3,565,101)	(12,135,940)	(17,272,414)	(2,070,693)

Net unrealized:
Appreciation (depreciation)	$(52,771,332)	$(4,568,916)	$(1,586,779)	$13,664,575	$(8,814,494)	$2,219,833

Aggregate cost of securities	$251,855,662	$118,670,412	$38,491,994	$170,411,938	$117,864,448	$30,776,691

	International
	Small-Mid	Aggressive	Small Cap	Mid Cap
	Company	Growth	Growth	Opportunity	S&P 500® Index	Strategic Value

Gross unrealized:
Appreciation	$10,372,381	$2,061,727	$1,867,943	$4,339,436	$17,176,641	$255,622
Depreciation	(4,255,215)	(3,263,541)	(4,640,827)	(6,596,505)	(41,961,647)	(2,717,884)

Net unrealized:
Appreciation (depreciation)	$6,117,166	$(1,201,814)	$(2,772,884)	$(2,257,069)	$(24,785,006)	$(2,462,262)

Aggregate cost of securities	$51,064,110	$23,394,130	$20,090,044	$104,370,529	$151,733,396	$16,640,891

	High Income	Capital	Nasdaq-100®
	Bond	Growth	Index	Bristol	Bryton Growth	U.S. Equity

Gross unrealized:
Appreciation	$2,059,658	$3,471,883	$5,595,938	$8,187,543	$9,250,368	$1,285,086
Depreciation	(16,968,164)	(3,388,766)	(7,142,148)	(10,026,431)	(8,493,001)	(793,966)

Net unrealized:
Appreciation (depreciation)	$(14,908,506)	$83,117	$(1,546,210)	$(1,838,888)	$757,367	$491,120

Aggregate cost of securities	$121,236,959	$30,824,995	$38,213,618	$109,157,975	$84,053,044	$12,662,177

		Income		Target
	Balanced	Opportunity	Target VIP	Equity/Income	Bristol Growth

Gross unrealized:
Appreciation	$514,217	$592,053	$842,476	$601,773	$333,889
Depreciation	(903,746)	(88,706)	(2,775,017)	(4,841,948)	(690,631)

Net unrealized:
Appreciation (depreciation)	$(389,529)	$503,347	$(1,932,541)	$(4,240,175)	$(356,742)

Aggregate cost of securities	$11,648,534	$5,068,402	$20,286,664	$26,335,341	$7,566,978

(continued)

Ohio National Fund, Inc.

Additional Information	June 30, 2009 (Unaudited)

(1)	Review and Approval of Advisory and Sub-Advisory Agreements

On September 14, 2008, Lehman Brothers Holdings, Inc. (“Lehman Brothers”) the parent company of Neuberger Berman, the Millennium Portfolio’s sub-adviser, filed a voluntary petition for Chapter 11 bankruptcy protection with the United States Bankruptcy Court for the Southern District of New York. On December 3, 2008 it was announced that Lehman and NBSH Acquisition, LLC, a newly- formed Delaware limited liability company, had entered into an agreement pursuant to which a group consisting of portfolio managers, the management team and certain key employees and senior professionals of the Investment Management Division of Lehman Brothers would acquire a majority interest in the Neuberger Berman businesses, Lehman Brothers Asset Management LLC and certain alternative asset management business of Lehman Brothers’ Investment Management Division (the “Transaction”). The Transaction was consummated on May 4, 2009.

Neuberger Berman is now an indirectly wholly owned subsidiary of Neuberger Berman Group LLC (“NB Group”). As of the close of the Transaction, Lehman Brothers and certain of its subsidiaries owned 49% of the common equity of NB Group, and portfolio managers employed by NB Group, NB Group’s senior management team and certain key members and senior professionals of Lehman Brothers’ former Investment Management Division, owned 51% of NB Group’s common equity. Lehman Brothers retained the right to vote the equity interests held by its subsidiaries.

The consummation of the Transaction is deemed to be an “assignment” as defined in the Investment Company Act of 1940 of the Sub-Advisory Agreement between Neuberger Berman and ONI. The Transaction resulted in the automatic termination of the Sub-Advisory Agreement. Pursuant to an Exemptive Order received from the Securities and Exchange Commission (“SEC”), ONI may change sub-advisers or hire new sub-advisers for the Fund’s portfolios without obtaining shareholder approval if the sub-advisers are not affiliates of ONI.

At a meeting held on March 12, 2009, in advance of the consummation of the Transaction, the Board of Directors of the Fund (the “Board”) approved the new Sub-Advisory Agreement. The Board was reminded that at its November 2008 meeting it had approved a similar sub-advisory agreement with a different entity proposing to acquire Neuberger Berman. The Board was informed that the Transaction would now involve an acquisition by the portfolio managers and other key employees and investment professionals of Neuberger Berman, and that as a result the management team for the Portfolio would remain in place. Representatives of ONI recommended that the new Sub-Advisory Agreement be approved.

In evaluating the new Sub-Advisory Agreement, the Directors considered that they have generally been satisfied with the nature and quality of the services provided to the Portfolio by Neuberger Berman, and that the Portfolio would be best served by an arrangement that appeared likely to maintain the continuity and stability of the provider of these services. They also noted that they had approved continuance of the existing sub-advisory agreement with Neuberger Berman at their meeting in August 2008; had approved a proposed sub-advisory agreement with an alternative acquirer of Neuberger Berman at their meeting in November 2008; and continued to be satisfied with the relative performance of the Portfolio as discussed earlier in the meeting. In unanimously determining to approve the new Sub-Advisory Agreement, the Directors concluded that the terms of the Agreement were fair and reasonable and that approval was in the best interests of the Portfolio and its shareholders. In reaching this determination, the Directors considered, in addition to the factors discussed above, the following factors, among others: (1) that the consummation of the Transaction would be deemed to be an assignment under the 1940 Act and the existing sub-advisory agreement; (2) that Neuberger Berman’s management team and key investment personnel would remain in place after the Transaction; (3) that the new Sub-Advisory Agreement would be the same in all material respects as the existing sub-advisory agreement with Neuberger Berman; (4) that the advisory and sub-advisory fees, including breakpoints, would remain the same; and (5) that it was expected that Neuberger Berman would be able to maintain the current level and quality of Portfolio services, with which the Directors continued to be satisfied. Accordingly, after careful consideration, the Directors, including all of the Directors who are not “interested persons” of the Fund, ONI or the sub-advisers (as defined in the 1940 Act) unanimously voted to approve the new Sub-Advisory Agreement for the Portfolio.

The most recent comprehensive annual approval of advisory and sub-advisory contracts occurred during the August 21, 2008 meeting of the Fund’s Board.

(2)	Expense Disclosure

An individual may not buy or own shares of the Fund directly. An individual acquires an indirect interest in the Fund by purchasing a variable annuity contract or variable insurance policy and allocating premiums or purchase payments to Fund Portfolios available through the separate accounts of ONLIC, ONLAC, and NSLA. Separate accounts of these entities are the shareholders of the Fund.

As a shareholder of the Fund, a separate account incurs ongoing costs, including management fees and other Fund expenses. This example is intended to help a policy/contract owner understand ongoing costs (in dollars) associated with the underlying investment in the Fund’s Portfolios by the separate account shareholder and to compare these costs with the ongoing costs associated with investing in other mutual funds.

(continued)

Ohio National Fund, Inc.

Additional Information (Continued)	June 30, 2009 (Unaudited)

The example is based on an investment of $1,000 invested at January 1, 2009 and held through June 30, 2009.

Actual Expenses

The table below provides information about investment values and actual expenses associated with each Portfolio of the Fund. The information below, together with the amount of an underlying investment, can be used to estimate expenses paid over the period. An estimate can be obtained by simply dividing an underlying investment value by $1,000 (for example, an $8,600 investment value divided by $1,000 = 8.6), then multiplying the result by the number in the table under the heading entitled “Expenses Paid During Period”.

	Beginning	Ending	Expense Paid	Expense Ratio
	Investment	Investment	During	During Period (net)
	Value	Value	Period*	1/1/09 – 6/30/09
Portfolio	1/1/09	6/30/09	1/1/09 – 6/30/09	(Annualized)

Equity	$1,000.00	$1,125.85	$4.64	0.88%
Money Market	1,000.00	1,000.00	1.09	0.22%
Bond	1,000.00	1,114.51	3.67	0.70%
Omni	1,000.00	1,142.47	4.20	0.79%
International	1,000.00	1,071.43	5.50	1.07%
Capital Appreciation	1,000.00	1,163.56	4.83	0.90%
Millennium	1,000.00	1,027.70	4.93	0.98%
International Small-Mid Company	1,000.00	1,137.70	6.78	1.28%
Aggressive Growth	1,000.00	1,176.58	5.56	1.03%
Small Cap Growth	1,000.00	1,230.18	6.86	1.24%
Mid Cap Opportunity	1,000.00	1,099.45	5.05	0.97%
S&P 500® Index	1,000.00	1,029.76	2.67	0.53%
Strategic Value	1,000.00	932.25	4.93	1.03%
High Income Bond	1,000.00	1,264.91	5.00	0.89%
Capital Growth	1,000.00	1,084.00	5.58	1.08%
Nasdaq-100® Index	1,000.00	1,221.86	3.20	0.58%
Bristol	1,000.00	1,131.23	4.81	0.91%
Bryton Growth	1,000.00	1,150.12	5.17	0.97%
U.S. Equity	1,000.00	955.75	5.04	1.04%
Balanced	1,000.00	1,061.45	5.72	1.12%
Income Opportunity	1,000.00	986.86	7.78	1.58%
Target VIP	1,000.00	963.29	4.14	0.85%
Target Equity/Income	1,000.00	906.40	3.73	0.79%
Bristol Growth	1,000.00	1,165.85	7.52	1.40%

(continued)

Ohio National Fund, Inc.

Additional Information (Continued)	June 30, 2009 (Unaudited)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical investment values and hypothetical expenses based on each respective Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not an actual return. The hypothetical investment values and expenses may not be used to estimate the actual ending investment balance or expenses actually paid for the period by the shareholders. A policy/contract holder may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning	Ending	Expense Paid	Expense Ratio
	Investment	Investment	During	During Period (net)
	Value	Value	Period*	1/1/09 – 6/30/09
Portfolio	1/1/09	6/30/09	1/1/09 – 6/30/09	(Annualized)

Equity	$1,000.00	$1,020.43	$4.41	0.88%
Money Market	1,000.00	1,023.70	1.10	0.22%
Bond	1,000.00	1,021.32	3.51	0.70%
Omni	1,000.00	1,020.88	3.96	0.79%
International	1,000.00	1,019.49	5.36	1.07%
Capital Appreciation	1,000.00	1,020.33	4.51	0.90%
Millennium	1,000.00	1,019.93	4.91	0.98%
International Small-Mid Company	1,000.00	1,018.45	6.41	1.28%
Aggressive Growth	1,000.00	1,019.69	5.16	1.03%
Small Cap Growth	1,000.00	1,018.65	6.21	1.24%
Mid Cap Opportunity	1,000.00	1,019.98	4.86	0.97%
S&P 500® Index	1,000.00	1,022.17	2.66	0.53%
Strategic Value	1,000.00	1,019.69	5.16	1.03%
High Income Bond	1,000.00	1,020.38	4.46	0.89%
Capital Growth	1,000.00	1,019.44	5.41	1.08%
Nasdaq-100® Index	1,000.00	1,021.92	2.91	0.58%
Bristol	1,000.00	1,020.28	4.56	0.91%
Bryton Growth	1,000.00	1,019.98	4.86	0.97%
U.S. Equity	1,000.00	1,019.64	5.21	1.04%
Balanced	1,000.00	1,019.24	5.61	1.12%
Income Opportunity	1,000.00	1,016.96	7.90	1.58%
Target VIP	1,000.00	1,020.58	4.26	0.85%
Target Equity/Income	1,000.00	1,020.88	3.96	0.79%
Bristol Growth	1,000.00	1,017.85	7.00	1.40%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year. Please note that the expenses shown in these tables are meant to highlight ongoing fund costs only and do not reflect any contract-level expenses or fund transactional costs, such as sales charges (loads), or exchange fees (if any). Therefore, these tables are useful in comparing ongoing fund costs only, and will not fully assist a policy/contract owner in determining the relative total expenses of different funds. In addition, if transactional costs were included, costs may be higher for these Portfolios as well as for a fund being compared.

Ohio National Fund, Inc.

Information about Directors and Officers	June 30, 2009 (Unaudited)

			Term served	Number of
			as Officer	Portfolios in	Principal Occupation and Other
Name and Address	Age	Position with the Fund	or Director	Fund Complex*	Directorships During Past Five Years

Independent Directors
James E. Bushman 100 W. Rivercenter Boulevard, 2C Covington, Kentucky	64	Director, Chairman of Audit Committee and Member of Independent Directors Committee	Since March 2000	32	Director, Chairman and CEO: Cast-Fab Technologies, Inc. (a manufacturing company); Director: The Midland Company (1998-2008), Air Transport Services Group, Inc., The Littleford Group, Inc., Hilltop Basic Resources, Inc., The Elizabeth Gamble Deaconess Home Association, The Christ Hospital and The University of Cincinnati Foundation.
L. Ross Love 2121 Alpine Place Cincinnati, Ohio	63	Director, Member of Audit and Independent Directors Committees	Since March 1997	32	Director, President and CEO: Blue Chip Enterprises LLC (a company with holdings in the communications and medical equipment industries.); Director: The VQ Company; Trustee: Syracuse University, Greater Cincinnati Chamber of Commerce.
George M. Vredeveld University of Cincinnati Economics Center for Education & Research 90 West Daniels Cincinnati, Ohio	67	Lead Independent Director, Member of Audit and Independent Directors Committees	Since March 1996	32	Alpaugh Professor of Economics: University of Cincinnati; President: Economics Center for Education & Research.

John I. Von Lehman 10 Creek Side Drive Cincinnati, Ohio	56	Director, Member of Audit and Independent Directors Committees	Since August 2007	32	Former Executive Vice President, CFO, Secretary, and Director: The Midland Company (1988-2007); Director and Audit Committee Member: American Financial Group, Inc.; Director: Life Enriching Communities; Audit Committee Member: Health Alliance of Cincinnati, Red Cross Cincinnati Chapter; Investment Committee: Xavier University Foundation.
Interested Director and Officers
John J. Palmer One Financial Way Cincinnati, Ohio	69	President, Chairman of the Board and Director	Since July 1997	32	Director and Vice Chairman: ONLIC; President, CEO and Director: NSLA; Director: ONI and various other Ohio National-affiliated companies; Director: Cincinnati Symphony Orchestra; Trustee: Cincinnati Opera.
Thomas A. Barefield One Financial Way Cincinnnati, Ohio	56	Vice President	Since February 1998	32	Executive Vice President and Chief Marketing Officer — Institutional Sales: ONLIC; Director and Vice President — Marketing: NSLA; Director: ONI; Senior Vice President: Ohio National Equities, Inc.; Recent graduate of class XXIX of Leadership Cincinnati.
Christopher A. Carlson One Financial Way Cincinnnati, Ohio	50	Vice President	Since March 2000	32	Senior Vice President and Chief Investment Officer: ONLIC; President and Director: ONI; Chief Investment Officer: NSLA; Officer and Director of various other Ohio National-affiliated companies.
Dennis R. Taney One Financial Way Cincinnnati, Ohio	61	Chief Compliance Officer	Since August 2004	32	Second Vice President: ONLIC, Chief Compliance Officer: ONLIC, ONI, NSLA, and other Ohio National-affiliated companies; Prior to August 2004 was Treasurer of the Fund.
R. Todd Brockman One Financial Way Cincinnati, Ohio	40	Treasurer	Since August 2004	32	Second Vice President, Mutual Fund Operations: ONLIC and NSLA; Treasurer: ONI, Prior to July 2004 was Assurance Manager with Grant Thornton LLP, a certified public accounting firm.

(continued)

Ohio National Fund, Inc.

Information about Directors and Officers (Continued)	June 30, 2009 (Unaudited)

			Term served	Number of
			as Officer	Portfolios in	Principal Occupation and Other
Name and Address	Age	Position with the Fund	or Director	Fund Complex*	Directorships During Past Five Years

Kimberly A. Plante One Financial Way Cincinnnati, Ohio	35	Secretary	Since March 2005	32	Prior to August 2007 was Assistant Secretary, Associate Counsel: ONLIC; Secretary: ONI; Prior to December 2004 was Associate with Dinsmore & Shohl LLP.
Catherine E. Gehr One Financial Way Cincinnnati, Ohio	37	Assistant Treasurer	Since March 2005	32	Manager, Mutual Fund Operations: ONLIC; Assistant Treasurer: ONI.

Katherine L. Carter One Financial Way Cincinnnati, Ohio	30	Assistant Secretary	Since August 2007	32	Assistant Counsel: ONLIC; Prior to July 2007 was Compliance Officer with Fifth Third Securities, Inc.

*	The Fund Complex is defined as Ohio National Fund, Inc. and The Dow® Target Variable Fund LLC.

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Item 2. Code Of Ethics.
As of the end of the period covered by this report, Ohio National Fund, Inc. (the “Fund”) has adopted a code of ethics that applies to the Fund’s principal executive officer and principal financial officer. There were no substantive amendments or waivers to the Code of Ethics during the period covered by this report.
A copy of this Code of Ethics is filed as Exhibit EX-99.CODE to this Form N-CSR and is also available, without charge, upon request, by calling 877-781-6392 toll free.
Item 3. Audit Committee Financial Expert.
The Fund’s Board of Directors has determined that the Fund has an audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Mr. James E. Bushman. Mr. Bushman is independent for purposes of Item 3 of Form N-CSR.
Item 4. Principal Accountant Fees And Services.
The aggregate fees for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Fund’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are listed below.
(a)	Audit Fees.

Fiscal year ended December 31, 2008: $265,800 Fiscal year ended December 31, 2007: $255,600
(b)	Audit-Related Fees.

Professional services rendered in connection with the consent on the Fund’s N1A filing.

Fiscal year ended December 31, 2008: $4,600 Fiscal year ended December 31, 2007: $4,600
(c)	Tax Fees. None.

(d)	All Other Fees. None.
(e)(1) Audit Committee Pre-Approval Policies and Procedures:
The Fund’s Audit Committee has adopted an Audit Committee Charter that requires that the Audit Committee oversee the quality and appropriateness of the accounting methods used in the preparation of the Fund’s financial statements, and the independent audit thereof; approve the selection and compensation of the independent auditors; and pre-approve the performance, by the independent auditors, of non-audit services for the Fund, its investment adviser, or any affiliated entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Fund.
(e)(2) Services Approved Pursuant to Paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:
During the fiscal years ended December 31, 2008 and 2007, there were no non-audit services provided by the Fund’s principal accountant that would have required pre-approval by the Fund’s Audit Committee. The audit related fees aforementioned were pre-approved by the Fund’s Audit Committee, although not required by paragraph (c) (7) (ii) of Regulation S-X as the audit-related fees were less than five percent of the total amount of revenues paid to the Fund’s principal accountant.
(f)	Not applicable.
(g)	There were no non-audit services provided by the Fund’s principal accountant, other than items disclosed in item (b) above, in which a fee was billed to the Fund, the Fund’s adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the last two fiscal years.
(h)	Not applicable, as there were no non-audit services performed by the Fund’s principal accountant that were rendered to the Fund, the Fund’s adviser, or any entity controlling, controlled by, or under common control with the adviser that provided ongoing services to the registrant that were not pre-approved for the last two fiscal years.
Item 5. Audit Committee Of Listed Registrants.
          Not applicable.
Item 6. Schedule of Investments.
          Not applicable.
Item 7. Disclosure Of Proxy Voting Policies And Procedures For Closed-End Management Investment Companies.
          Not Applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
          Not Applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
          Not Applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
          There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors.
Item 11. Controls and Procedures.
(a)	The Fund’s principal executive officer and principal financial officer have concluded, based on their evaluation conducted as of a date within 90 days of the filing of this report, that the Fund’s disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the Fund, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the Fund on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.
(b)	There were no changes in the Fund’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Fund’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1) The Fund’s Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE.
(a)(2)	A separate certification for each principal executive officer and principal financial officer of the Fund as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as EX-99.CERT.
     The certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ohio National Fund, Inc.
By:	/s/ John J. Palmer
John J. Palmer President and Director September 3, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Ohio National Fund, Inc.
By:	/s/ John J. Palmer
John J. Palmer President and Director September 3, 2009

By:	/s/ R. Todd Brockman
R. Todd Brockman
Treasurer September 3, 2009